Exhibit 10.1 EXECUTION VERSION Revolving Credit Loan Number: 1016522 May 2024 Term Loan Number: 42375 September 2025 Term Loan Number: 97891 Revolving Credit CUSIP Number: 70051PAC9 May 2024 Term Loan CUSIP Number: 70051PAJ4 September 2025 Term Loan CUSIP Number: 70051PAK1 SECOND AMENDED AND RESTATED CREDIT AGREEMENT Dated as of September 17, 2025 by and among PARK INTERMEDIATE HOLDINGS LLC, as a Borrower, PARK HOTELS & RESORTS INC., as the Parent, The Subsidiary Borrowers Party Hereto, THE FINANCIAL INSTITUTIONS PARTY HERETO AND THEIR ASSIGNEES UNDER SECTION 12.5., as Lenders, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, BANK OF AMERICA, N.A. and JPMORGAN CHASE BANK, N.A., as Syndication Agents, THE HUNTINGTON NATIONAL BANK, M&T BANK, PNC BANK, NATIONAL ASSOCIATION and TRUIST BANK, as Documentation Agents, WELLS FARGO SECURITIES, LLC, BOFA SECURITIES, INC., JPMORGAN CHASE BANK, N.A., THE HUNTINGTON NATIONAL BANK, M&T BANK, PNC CAPITAL MARKETS LLC and TRUIST SECURITIES, INC., as Joint Lead Arrangers, and WELLS FARGO SECURITIES, LLC, BOFA SECURITIES, INC., and JPMORGAN CHASE BANK, N.A., as Joint Bookrunners

- i - TABLE OF CONTENTS ARTICLE I. Definitions .................................................................................................................1 Section 1.1. Definitions..............................................................................................................1 Section 1.2. GAAP; Financial Covenants; General; References to Eastern Time...................54 Section 1.3. Rates. ....................................................................................................................55 Section 1.4. Amendment and Restatement. .............................................................................56 Section 1.5. Sustainability Adjustment Amendments..............................................................56 ARTICLE II. Credit Facility ........................................................................................................57 Section 2.1. Revolving Loans. .................................................................................................57 Section 2.2. Term Loans. .........................................................................................................58 Section 2.3. Bid Rate Loans. ....................................................................................................59 Section 2.4. Letters of Credit. ..................................................................................................62 Section 2.5. [Reserved]. ...........................................................................................................69 Section 2.6. Rates and Payment of Interest on Loans. .............................................................69 Section 2.7. Number of Interest Periods. .................................................................................70 Section 2.8. Repayment of Loans. ...........................................................................................70 Section 2.9. Prepayments. ........................................................................................................71 Section 2.10. Continuation. ......................................................................................................71 Section 2.11. Conversion. ........................................................................................................72 Section 2.12. Notes. .................................................................................................................72 Section 2.13. Voluntary Reductions of the Revolving Commitments and September 2025 Term Loan Commitments. .................................................................73 Section 2.14. Extension of Revolving Credit Termination Date and September 2025 Term Loan Termination Date......................................................................74 Section 2.15. Expiration Date of Letters of Credit Past Revolving Commitment Termination. ................................................................................................75 Section 2.16. Amount Limitations. ..........................................................................................75 Section 2.17. Increase in Aggregate Revolving Commitments and Incremental Term Loans. ..........................................................................................................75 Section 2.18. Funds Transfer Disbursements. .........................................................................78 Section 2.19. Designation of Subsidiary Borrowers. ...............................................................78 Section 2.20. Permitted Extension Amendments. ....................................................................79 ARTICLE III. Payments, Fees and Other General Provisions ....................................................81 Section 3.1. Payments. .............................................................................................................81 Section 3.2. Pro Rata Treatment. .............................................................................................82 Section 3.3. Sharing of Payments by Lenders. ........................................................................83 Section 3.4. Several Obligations. .............................................................................................83 Section 3.5. Fees. 83 Section 3.6. Computations. ......................................................................................................85 Section 3.7. Usury. ...................................................................................................................85 Section 3.8. Statements of Account. ........................................................................................86 Section 3.9. Defaulting Lenders...............................................................................................86 Section 3.10. Taxes. .................................................................................................................89 ARTICLE IV. Yield Protection, Etc. ...........................................................................................93 Section 4.1. Additional Costs; Capital Adequacy. ...................................................................93 Section 4.2. Changed Circumstances .......................................................................................95

- ii - Section 4.3. [Reserved]. ...........................................................................................................98 Section 4.4. Compensation. .....................................................................................................98 Section 4.5. Treatment of Affected Loans. ..............................................................................99 Section 4.6. Replacement of Lenders. .....................................................................................99 Section 4.7. Change of Lending Office. ................................................................................101 Section 4.8. Assumptions Concerning Funding of Term SOFR Loans and Daily SOFR Loans. .............................................................................................101 ARTICLE V. Conditions Precedent ...........................................................................................101 Section 5.1. Initial Conditions Precedent. ..............................................................................101 Section 5.2. Conditions Precedent to All Loans and Letters of Credit. .................................103 Section 5.3. Conditions to Designation of a Subsidiary Borrower. .......................................104 ARTICLE VI. Representations and Warranties .........................................................................106 Section 6.1. Representations and Warranties. ........................................................................106 Section 6.2. Survival of Representations and Warranties, Etc. .............................................113 ARTICLE VII. Affirmative Covenants......................................................................................113 Section 7.1. Preservation of Existence and Similar Matters. .................................................113 Section 7.2. Compliance with Applicable Law. ....................................................................113 Section 7.3. Maintenance of Property. ...................................................................................113 Section 7.4. Conduct of Business. .........................................................................................114 Section 7.5. Insurance. ...........................................................................................................114 Section 7.6. Payment of Taxes and Claims............................................................................114 Section 7.7. Books and Records; Inspections. .......................................................................114 Section 7.8. Use of Proceeds..................................................................................................115 Section 7.9. Environmental Matters.......................................................................................115 Section 7.10. Further Assurances. ..........................................................................................115 Section 7.11. REIT Status. .....................................................................................................115 Section 7.12. Exchange Listing. ............................................................................................116 Section 7.13. Guarantors. .......................................................................................................116 Section 7.14. Guarantor Release Upon Termination of Subsidiary Guarantor Period. .........117 Section 7.15. Compliance with Anti-Corruption Laws and Sanctions. .................................118 ARTICLE VIII. Information ......................................................................................................118 Section 8.1. Quarterly Financial Statements. .........................................................................118 Section 8.2. Year-End Statements. ........................................................................................119 Section 8.3. Compliance Certificate. .....................................................................................119 Section 8.4. Other Information. .............................................................................................119 Section 8.5. Electronic Delivery of Certain Information. ......................................................122 Section 8.6. Public/Private Information. ................................................................................122 Section 8.7. USA Patriot Act Notice; Compliance. ...............................................................123 ARTICLE IX. Negative Covenants............................................................................................123 Section 9.1. Financial Covenants. ..........................................................................................123 Section 9.2. Restrictions on Liens and Negative Pledges. .....................................................125 Section 9.3. Restrictions on Intercompany Transfers. ...........................................................125 Section 9.4. Merger, Consolidation, Sales of Assets and Other Arrangements.....................126 Section 9.5. Plans. ..................................................................................................................127 Section 9.6. Fiscal Year. ........................................................................................................128 Section 9.7. Modifications of Organizational Documents. ....................................................128

- iii - Section 9.8. Use of Proceeds..................................................................................................128 Section 9.9. Transactions with Affiliates. ..............................................................................128 Section 9.10. Environmental Matters. ....................................................................................129 Section 9.11. Derivatives Contracts. ......................................................................................129 Section 9.12. Limitations Regarding Outbound Investment Rules........................................129 ARTICLE X. Default .................................................................................................................130 Section 10.1. Events of Default. ............................................................................................130 Section 10.2. Remedies Upon Event of Default. ...................................................................133 Section 10.3. Marshaling; Payments Set Aside. ....................................................................134 Section 10.4. Allocation of Proceeds. ....................................................................................135 Section 10.5. Letter of Credit Collateral Account. ................................................................136 Section 10.6. Rescission of Acceleration by Requisite Lenders. ...........................................137 Section 10.7. Performance by Administrative Agent. ...........................................................137 Section 10.8. Rights Cumulative. ..........................................................................................137 ARTICLE XI. The Administrative Agent ..................................................................................138 Section 11.1. Appointment and Authorization. .....................................................................138 Section 11.2. Administrative Agent as Lender. .....................................................................139 Section 11.3. Approvals of Lenders. ......................................................................................140 Section 11.4. Notice of Events of Default. ............................................................................140 Section 11.5. Administrative Agent’s Reliance. ....................................................................140 Section 11.6. Indemnification of Administrative Agent and Sustainability Structuring Agent. ........................................................................................................141 Section 11.7. Non-Reliance on Administrative Agent and Other Lenders. ...........................142 Section 11.8. Successor Administrative Agent. .....................................................................143 Section 11.9. Titled Agents. ...................................................................................................144 Section 11.10. Additional ERISA Matters. ............................................................................144 Section 11.11. Specified Derivatives Contracts and Specified Cash Management Agreements. ..............................................................................................145 Section 11.12. Erroneous Payments.......................................................................................145 Section 11.13. Sustainability Matters. ...................................................................................147 ARTICLE XII. Miscellaneous ...................................................................................................147 Section 12.1. Notices. ............................................................................................................147 Section 12.2. Expenses. .........................................................................................................151 Section 12.3. Setoff. ...............................................................................................................152 Section 12.4. Litigation; Jurisdiction; Other Matters; Waivers. ............................................152 Section 12.5. Successors and Assigns....................................................................................153 Section 12.6. Amendments and Waivers. ..............................................................................158 Section 12.7. Nonliability of Administrative Agent and Lenders. ........................................161 Section 12.8. Confidentiality. ................................................................................................162 Section 12.9. Indemnification. ...............................................................................................163 Section 12.10. Acknowledgement Regarding Any Supported QFCs. ...................................164 Section 12.11. Termination; Survival. ...................................................................................165 Section 12.12. Severability of Provisions. .............................................................................166 Section 12.13. GOVERNING LAW. .....................................................................................166 Section 12.14. Counterparts. ..................................................................................................166 Section 12.15. No Advisory or Fiduciary Relationship. ........................................................167

- iv - Section 12.16. Obligations with Respect to Loan Parties and Subsidiaries...........................168 Section 12.17. Independence of Covenants. ..........................................................................168 Section 12.18. Limitation of Liability....................................................................................168 Section 12.19. Entire Agreement. ..........................................................................................168 Section 12.20. Construction. ..................................................................................................168 Section 12.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. ................................................................................................169 Section 12.22. Headings. .......................................................................................................169 ARTICLE XIII. Cross-Guarantee ..............................................................................................169

- v - SCHEDULE I Commitments; L/C Commitments SCHEDULE 1.1. List of Loan Parties SCHEDULE 1.1.(a) Eligible Property Exceptions SCHEDULE 1.1.(b) Permitted Liens SCHEDULE 2.4. Existing Letters of Credit SCHEDULE 6.1.(b) Ownership Structure SCHEDULE 6.1.(f)(i) Hotel Properties SCHEDULE 6.1.(f)(ii) Properties Designated by the Company as Eligible Properties SCHEDULE 6.1.(g) Indebtedness and Guarantees SCHEDULE 6.1.(h) Litigation SCHEDULE 6.1.(r) Affiliate Transactions EXHIBIT A Form of Assignment and Assumption Agreement EXHIBIT B Form of Disbursement Instruction Agreement EXHIBIT C Form of Guaranty EXHIBIT D Form of Notice of Borrowing EXHIBIT E Form of Notice of Continuation EXHIBIT F Form of Notice of Conversion EXHIBIT G-1 Form of Revolving Note EXHIBIT G-2 Form of May 2024 Term Loan Note EXHIBIT G-3 Form of September 2025 Term Loan Note EXHIBIT H Form of Bid Rate Note EXHIBIT I Form of Borrowing Subsidiary Agreement EXHIBIT J Form of Borrowing Subsidiary Termination EXHIBITS K Forms of U.S. Tax Compliance Certificates EXHIBIT L Form of Compliance Certificate EXHIBIT M Form of Bid Rate Quote Request EXHIBIT N Form of Bid Rate Quote EXHIBIT O Form of Bid Rate Quote Acceptance EXHIBIT P Form of Designation Agreement

THIS SECOND AMENDED AND RESTATED CREDIT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) dated as of September 17, 2025 by and among PARK INTERMEDIATE HOLDINGS LLC, a Delaware limited liability company (the “Company”), PARK HOTELS & RESORTS INC., a Delaware corporation (the “Parent”), and the Subsidiaries of the Company from time to time party hereto as Subsidiary Borrowers, each of the financial institutions initially a signatory hereto together with their successors and assignees under Section 12.5 (the “Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”). WHEREAS, the Company, the Parent, PK Domestic Property LLC, a Delaware limited liability company (“PK Domestic LLC”), the lenders party thereto and the Administrative Agent are currently party to an Amended and Restated Credit Agreement, dated as of December 1, 2022 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”). WHEREAS, the parties hereto have agreed to enter into this Agreement in order to (i) amend and restate the Existing Credit Agreement in its entirety; (ii) re-evidence the “Obligations” under, and as defined in, the Existing Credit Agreement, which shall be repayable in accordance with the terms of this Agreement; and (iii) set forth the terms and conditions under which the Lenders will, from time to time, make loans to or for the benefit of the Borrowers. WHEREAS, it is the intent of the parties hereto that this Agreement not constitute a novation of the obligations and liabilities of the parties under the Existing Credit Agreement or be deemed to evidence or constitute full repayment of such obligations and liabilities, but that this Agreement amend and restate in its entirety the Existing Credit Agreement and re-evidence the obligations and liabilities of the Loan Parties outstanding thereunder, which shall be payable in accordance with the terms hereof. WHEREAS, it is also the intent of the Loan Parties to confirm that all obligations under the applicable “Loan Documents” (as referred to and defined in the Existing Credit Agreement) shall, except to the extent expressly provided in Section 5.1., continue in full force and effect as modified or restated by the Loan Documents (as referred to and defined herein) and that, from and after the Effective Date, all references to the “Credit Agreement” contained in any such existing “Loan Documents” shall be deemed to refer to this Agreement. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows: ARTICLE I. Definitions Section 1.1. Definitions. In addition to terms defined elsewhere herein, the following terms shall have the following meanings for the purposes of this Agreement: “1031 Property” means any Property or interests (including Equity Interests) in Property that is at any time held by a “qualified intermediary” (a “QI”), as defined in the Treasury Regulations promulgated pursuant to Section 1031 of the Internal Revenue Code, or an “exchange accommodation titleholder” (an “EAT”), as defined in Internal Revenue Service Revenue Procedure 2000-37, as modified by Internal Revenue Procedure 2004-51, (or in either case, by one or more Wholly Owned Subsidiaries or Controlled JV Subsidiaries thereof, singly or as tenants in common) which is a single purpose entity and has entered into an “exchange agreement” or a “qualified exchange accommodation agreement” with the Parent, the Company, a Wholly Owned Subsidiary or a Controlled JV Subsidiary in connection with the acquisition

- 2 - (or possible disposition) of such Property by the Company, a Wholly Owned Subsidiary or a Controlled JV Subsidiary pursuant to, and intended to qualify for tax treatment under, Section 1031 of the Internal Revenue Code. “Absolute Rate” has the meaning given that term in Section 2.3.(c)(ii)(C). “Absolute Rate Auction” means a solicitation of Bid Rate Quotes setting forth Absolute Rates pursuant to Section 2.3. “Absolute Rate Loan” means a Bid Rate Loan, the interest rate on which is determined on the basis of an Absolute Rate pursuant to an Absolute Rate Auction. “Accession Agreement” means an Accession Agreement substantially in the form of Annex I to the Guaranty. “Acquisition” means any acquisition, or any series of related acquisitions, by which any Loan Party or any of its Subsidiaries (a) acquires any business or all or substantially all of the assets of any Person, or business unit, line of business or division thereof, whether through purchase of assets, exchange, issuance of stock or other equity or debt securities, merger, reorganization, amalgamation, division or otherwise or (b) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the securities of a corporation which have ordinary voting power for the election of members of the board of directors or the equivalent governing body (other than securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company. “Additional Costs” has the meaning given that term in Section 4.1.(b). “Additional Lender” has the meaning given that term in Section 2.20.(d). “Additional Term Loan Lender” has the meaning given that term in Section 2.17.(c). From and after the effectiveness of its commitment to make an Incremental Term Loan Advance pursuant to the terms hereof, an Additional Term Loan Lender shall be a Term Loan Lender for all purposes hereunder. “Adjusted Funds From Operations” means, with respect to a Person and for a given period, Funds From Operations of such Person for such period, plus non-cash charges, including expense for share- based payment awards and impairment charges and non-cash default interest and fees reflected in the financial statements for such period attributable to each of the Hotel Properties known as the Hilton San Francisco Union Square and the Parc 55 San Francisco (other than, in each case, non-cash charges that constitute an accrual of a reserve for future cash payments), in each case, of such Person for such period. “Adjusted Net Operating Income” or “Adjusted NOI” means, for any period, the Net Operating Income of the applicable Hotel Properties for such period, subject to the following adjustments: (a) for each applicable Hotel Property, base management fees shall equal the greater of (i) three percent (3.0%) of Gross Operating Revenues or (ii) the actual base management fees paid under the applicable Management Agreement; (b) for each applicable Hotel Property, reserves for FF&E and capital items shall equal FF&E Reserves; and

- 3 - (c) for each applicable Hotel Property subject to a Franchise Agreement, royalty fees shall equal the greater of (i) four percent (4.0%) of Gross Operating Revenues or (ii) the actual royalty fees payable under the applicable Franchise Agreement. For purposes of determining Adjusted NOI, the Net Operating Income shall be calculated on a pro forma basis for acquisitions and dispositions during such period, such that (i) in the case of a Hotel Property acquired during the calculation period, the Net Operating Income thereof for the entire period (including the actual historical Net Operating Income of such Hotel Property prior to the acquisition thereof and adjusted in accordance with the requirements above) shall be included in the determination of Adjusted NOI and (ii) in the case of a Hotel Property disposed of during the calculation period, the Net Operating Income thereof for the entire period shall be excluded in the determination of Adjusted NOI for such period. If a Hotel Property has not continuously operated for the immediately preceding period of twelve consecutive months but the Company has elected to treat such Hotel Property as a Seasoned Property, then the Adjusted NOI of such Hotel Property shall be calculated by annualizing the historical Net Operating Income of such Property for the period of continuous operation ending on the most recently ended calendar month for which it has been in continuous operation, determined on a pro forma basis reasonably acceptable to the Administrative Agent. “Administrative Agent” means Wells Fargo Bank, National Association, including its branches and affiliates, as contractual representative of the Lenders under this Agreement, or any successor Administrative Agent appointed pursuant to Section 11.8. “Administrative Questionnaire” means the Administrative Questionnaire completed by each Lender and delivered to the Administrative Agent in a form supplied by the Administrative Agent to the Lenders from time to time. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. In no event shall the Administrative Agent, any Issuing Bank or any Lender be deemed to be an Affiliate of the Company. “Agreement” has the meaning given to that term in the introductory paragraph hereof. “Anti-Corruption Laws” means all Applicable Laws of any jurisdiction concerning or relating to bribery or corruption, including without limitation, the Foreign Corrupt Practices Act of 1977. “Anti-Money Laundering Laws” means any and all Applicable Laws related to the financing of terrorism or money laundering, including without limitation, any applicable provision of the Patriot Act and The Currency and Foreign Transactions Reporting Act (also known as the “Bank Secrecy Act,” 31 U.S.C. §§ 5311-5330 and 12 U.S.C. §§ 1818(s), 1820(b) and 1951-1959). “Applicable Law” means all (a) international, foreign, federal, state and local statutes, treaties, rules, guidelines, regulations, ordinances, codes, executive orders, (b) administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and (c) all applicable administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case of clauses (b) and (c), to the extent having the force of law.

- 4 - “Applicable Margin” means, (i) at any time prior to the Investment Grade Pricing Effective Date, the Leverage-Based Applicable Margin applicable thereto in effect at such time and (ii) at any time on and after the Investment Grade Pricing Effective Date, the Ratings-Based Applicable Margin applicable thereto in effect at such time. “Appraisal” means, with respect to any Property, an M.A.I. appraisal commissioned by and addressed to the Administrative Agent (acceptable to the Administrative Agent as to form, substance and appraisal date), prepared by a professional appraiser acceptable to the Administrative Agent, having at least the minimum qualifications required under Applicable Law governing the Administrative Agent and the Lenders, including without limitation, FIRREA, and determining both the “as is” market value of such Property as between a willing buyer and a willing seller and the “stabilized value” of such Property. “Appraised Value” means, with respect to any Property, the “as is” market value of such Property as reflected in the most recent Appraisal of such Property as the same may have been approved in writing by the Administrative Agent (such approval not to be unreasonably withheld or delayed, which approval shall be based upon the Administrative Agent’s internal review of such Appraisal which is based on criteria and factors then generally used and considered by the Administrative Agent, in the exercise of its good faith business judgment, in determining the value of similar real estate Properties, which review shall be conducted prior to acceptance of such Appraisal by the Administrative Agent). “Approved Fund” means any Fund that is administered, managed or underwritten by (a) a Lender, (b) an Affiliate of a Lender, or (c) an entity or an Affiliate of any entity that administers or manages a Lender. “Arrangers” means, collectively, (a) each of Wells Fargo Securities, LLC, BofA Securities, JPMorgan, The Huntington National Bank, M&T Bank, PNC Capital Markets LLC and Truist Securities, Inc., in their capacities as joint lead arrangers hereunder, and (b) each of Wells Fargo Securities, LLC, BofA Securities and JPMorgan in their capacities as joint bookrunners hereunder. “Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 12.5.), and accepted by the Administrative Agent, in substantially the form of Exhibit A or any other form approved by the Administrative Agent. “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then- removed from the definition of “Interest Period” pursuant to Section 4.2.(c)(iv). “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution. “Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).

- 5 - “Bank of America” means Bank of America, N.A., and its successors and assigns. “Bankruptcy Code” means the Bankruptcy Code of 1978. “Base Rate” means, at any time, the highest of (a) the Prime Rate, (b) the Federal Funds Rate plus 0.50% and (c) Daily Simple SOFR in effect on such day plus 1.0%; each change in the Base Rate shall take effect simultaneously with the corresponding change or changes in the Prime Rate, the Federal Funds Rate or Daily Simple SOFR, as applicable (provided that clause (c) shall not be applicable during any period in which Daily Simple SOFR is unavailable or unascertainable). Notwithstanding the foregoing, in no event shall the Base Rate be less than 1.00%. “Base Rate Loan” means a Loan (or any portion thereof) bearing interest at a rate based on the Base Rate. “Benchmark” means, initially, (a) with respect to any Term SOFR Loan, Term SOFR and (b) with respect to any Daily SOFR Loan, Daily Simple SOFR; provided that if a Benchmark Transition Event has occurred with respect to Term SOFR, Daily Simple SOFR or the applicable then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 4.2.(c)(i). “Benchmark Replacement” means, for any Available Tenor, with respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Company as the replacement for such Benchmark giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to such then-current Benchmark for Dollar-denominated syndicated credit facilities and (b) the related Benchmark Replacement Adjustment; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents. “Benchmark Replacement Adjustment” means, with respect to any replacement of any then- current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar- denominated syndicated credit facilities. “Benchmark Replacement Date” means the earliest to occur of the following events with respect to any then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof); or

- 6 - (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been or, if such Benchmark is a term rate, all Available Tenors of such Benchmark (or such component thereof) have been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if such Benchmark (or such component thereof) or, if such Benchmark is a term rate, any Available Tenor (if applicable) of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, if such Benchmark is a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means the occurrence of one or more of the following events with respect to any then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof); or (c) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate, all Available Tenors (if applicable) of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

- 7 - “Benchmark Transition Start Date” means, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the 90th day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than 90 days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” means, with respect to any then-current Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date with respect to such Benchmark has occurred if, at such time, no Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.2.(c) and (b) ending at the time that a Benchmark Replacement has replaced such Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 4.2.(c). “Beneficial Ownership Certification” means a certification regarding beneficial ownership or control as required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230. “Benefit Arrangement” means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or a Multiemployer Plan and which is maintained or otherwise contributed to by any member of the ERISA Group. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Internal Revenue Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Internal Revenue Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” has the meaning given that term in Section 12.10.(b). “Bid Rate Borrowing” has the meaning given that term in Section 2.3.(b). “Bid Rate Loan” means a loan made by a Lender under Section 2.3.(f). “Bid Rate Note” means a promissory note of the Company substantially in the form of Exhibit H, payable to the order of a Lender as originally in effect and otherwise duly completed. “Bid Rate Quote” means an offer in accordance with Section 2.3.(c) by a Lender to make a Bid Rate Loan with one single specified interest rate. “Bid Rate Quote Request” has the meaning given that term in Section 2.3.(b). “Board” means the Board of Governors of the Federal Reserve System of the United States. “BofA Securities” means BofA Securities, Inc., and its successors and assigns. “Borrower” means any of the Company and any Subsidiary Borrower and, in each case, shall include such Borrower’s successors and permitted assigns.

- 8 - “Borrowing Subsidiary Agreement” means a Borrowing Subsidiary Agreement substantially in the form of Exhibit I. “Borrowing Subsidiary Termination” means a Borrowing Subsidiary Termination substantially in the form of Exhibit J. “Business Day” means for all purposes any day (other than a Saturday, Sunday or legal holiday or any other day on which the Federal Reserve Bank of New York is closed) on which banks in New York, New York, are open for the conduct of their commercial banking business. Unless specifically referenced in this Agreement as a Business Day, all references to “days” shall be to calendar days. “Capitalization Rate” means 7.75%, provided, however that in the case of (i) upscale or above Hotel Properties in the central business districts of Manhattan, New York, Washington, DC, Chicago, Illinois, Boston, Massachusetts, San Francisco, California, San Diego, California, Los Angeles, California, Miami, Florida and Seattle, Washington and (ii) the Properties commonly known as Hilton Denver City Center, Hilton Hawaiian Village Beach Resort, Hilton Waikoloa Village, Casa Marina Key West, Curio Collection by Hilton, Signia by Hilton Orlando Bonnet Creek, Waldorf Astoria Orlando, and Hilton New Orleans Riverside and The Reach Key West, Curio Collection by Hilton, the Capitalization Rate shall mean 7.25%. “Capitalized Lease Obligations” means obligations under a lease (or other arrangement conveying the right to use property) to pay rent or other amounts, in each case that are required to be classified as a “Capital Lease” in accordance with GAAP. The amount of a Capitalized Lease Obligation is the capitalized amount of such obligation as would be required to be reflected on a balance sheet of the applicable Person prepared in accordance with GAAP as of the applicable date; provided that, all obligations of any Person that are or would have been treated as operating leases for purposes of GAAP prior to the effectiveness of FASB ASC 842 shall continue to be accounted for as operating leases for purposes of all financial definitions and calculations for purpose of the Loan Documents (whether or not such obligations were in effect on such date) notwithstanding the fact that such obligations are required in accordance with FASB ASC 842 (on a prospective or retroactive basis or otherwise) to be treated as Capital Lease Obligations in the financial statements of such Person. “Cash Collateralize” means to pledge and deposit into the Letter of Credit Collateral Account with or deliver to the Administrative Agent, for the benefit of the Issuing Banks or the Lenders, as collateral for Letter of Credit Liabilities or obligations of Lenders to fund participations in respect of Letter of Credit Liabilities, cash or deposit account balances or, if the Administrative Agent and the Issuing Banks shall agree in their sole discretion, other credit support, in each case pursuant to documentation in form and substance satisfactory to the Administrative Agent and the Issuing Banks. “Cash Collateral” shall have a meaning correlative to the foregoing and shall include the proceeds of such cash collateral and other credit support. “Cash Equivalents” means: (a) securities issued, guaranteed or insured by the United States of America or any of its agencies with maturities of not more than one year from the date acquired; (b) certificates of deposit with maturities of not more than one year from the date acquired issued by a United States federal or state chartered commercial bank of recognized standing, or a commercial bank organized under the laws of any other country which is a member of the Organisation for Economic Co-operation and Development, or a political subdivision of any such country, acting through a branch or agency, which bank either (x) is a Lender or (y) has capital and unimpaired surplus in excess of $500,000,000 and which bank or its holding company has a short-term commercial paper rating of at least A-2 or the equivalent by S&P or at least P-2 or the equivalent by Moody’s; (c) reverse repurchase agreements with terms of not more than thirty days from the date acquired, for securities of the type

- 9 - described in clause (a) above and entered into only with commercial banks having the qualifications described in clause (b) above; (d) commercial paper issued by any Person incorporated under the laws of the United States of America or any State thereof and rated at least A-2 or the equivalent thereof by S&P or at least P-2 or the equivalent thereof by Moody’s, in each case with maturities of not more than one year from the date acquired; and (e) investments in money market funds registered under the Investment Company Act of 1940 which have net assets of at least $50,000,000 and at least 75% of whose assets consist of securities and other obligations of the type described in clauses (a) through (d) above. “Cash Management Agreement” means any agreement to provide cash management services, including treasury, depository, overdraft, credit or debit card (including non-card electronic payables and purchasing cards), electronic funds transfer and other cash management arrangements. “Commitment Reduction Notice” has the meaning given that term in Section 2.13. “Commitments” means, individually or collectively as the context may require, Revolving Commitments and Term Loan Commitments. “Commodity Exchange Act” means the Commodity Exchange Act, 7 U.S.C. § 1 et seq. “Communication” means any Loan Document and any document, amendment, approval, consent, information, notice, certificate, report, statement, disclosure, certification or authorization related to any Loan Document. “Company” has the meaning given to that term in the introductory paragraph hereof. “Company Information” has the meaning given that term in Section 2.6.(c). “Compliance Certificate” has the meaning given that term in Section 8.3. “Conforming Changes” means, with respect to either the use or administration of an initial Benchmark or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 4.4. and other technical, administrative or operational matters) that the Administrative Agent decides in its reasonable discretion may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Consolidated EBITDA” means, with respect to a Person for any period and without duplication, the sum of:

- 10 - (a) net income (loss) of such Person for such period determined on a consolidated basis excluding the following (but only to the extent included in determining net income (loss) for such period): (i) depreciation and amortization, including amortization of intangibles pursuant to FASB ASC Topic 350, Intangibles–Goodwill and Other and FASB ASC Topic 805, Business Combinations; (ii) interest expense; (iii) income tax expense; (iv) extraordinary or nonrecurring items, including, without limitation, gains, losses, charges or expenses from the sale of operating Properties, early extinguishment of Indebtedness (including prepayment premiums), and transaction costs of acquisitions not permitted to be capitalized pursuant to GAAP; (v) other non-cash charges, including share-based compensation expense and impairment charges or expenses (other than non-cash charges that constitute an accrual of a reserve for future cash payments or charges); and (vi) equity in net income (loss) of its Unconsolidated Affiliates; plus (b) such Person’s Ownership Share of Consolidated EBITDA of its Unconsolidated Affiliates. “Consolidated Fixed Charges” means, with respect to a Person and for a given period, the sum of (a) the Consolidated Interest Expense of such Person for such period, plus (b) the aggregate of all regularly scheduled principal payments on Indebtedness payable by such Person during such period (excluding balloon, bullet or similar payments of principal due upon the stated maturity of Indebtedness), plus (c) the aggregate amount of all Preferred Dividends paid by such Person during such period. The Parent’s Ownership Share of the Consolidated Fixed Charges of its Unconsolidated Affiliates will be included when determining the Consolidated Fixed Charges of the Parent. “Consolidated Interest Expense” means, with respect to a Person for a given period, without duplication, (a) total interest expense of such Person including capitalized interest (other than capitalized interest funded under a construction loan interest reserve account), determined on a consolidated basis in accordance with GAAP for such period, plus (b) such Person’s Ownership Share of Consolidated Interest Expense described in clause (a) of its Unconsolidated Affiliates for such period. Consolidated Interest Expense shall include the interest component of Capitalized Lease Obligations and shall exclude the non- cash amortization of any deferred financing fees. “Consolidated Reserve Adjusted EBITDA” means, for any given period, (a) the Consolidated EBITDA of the Parent minus (b) the sum of (i) FF&E Reserves for all Hotel Properties of the Parent and its Subsidiaries for such period and (ii) the Parent’s and its Subsidiaries’ Ownership Share of the FF&E Reserves for all Hotel Properties of their Unconsolidated Affiliates for such period. “Continue”, “Continuation” and “Continued” each refers to the continuation of a Term SOFR Loan from one Interest Period to another Interest Period pursuant to Section 2.10. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

- 11 - “Controlled JV Subsidiary” means a Subsidiary (a) that is not a Wholly Owned Subsidiary of the Company, (b) that is Controlled by the Company or a Wholly Owned Subsidiary of the Company and (c) in respect of which the Company or a Wholly Owned Subsidiary of the Company owns and controls at least 80.0% of all outstanding Equity Interests. “Convert”, “Conversion” and “Converted” each refers to the conversion of a Loan of one Type into a Loan of another Type pursuant to Section 2.11. “Core Hotel Property” means, with respect to any Hotel Property, the parcel (or combinations of parcels) upon which is situated the building or buildings comprising all of the guest rooms and meeting and banquet space and with necessary public access and lobby facilities (but excluding any space for restaurants, retail, spa, sports, convention hall, exhibit hall, parking or other ancillary facilities for any Core Hotel Property); provided that with respect to any Core Hotel Property in existence or acquired after the Effective Date, such Core Hotel Property may include such exceptions to the foregoing requirements as the Administrative Agent may determine to be immaterial and approve in its sole discretion. “Covered Entity” has the meaning given that term in Section 12.10.(b). “Covered Party” has the meaning given that term in Section 12.10.(a). “Credit Event” means any of the following: (a) the making (or deemed making) of any Loan, (b) the Conversion of a Base Rate Loan or Daily SOFR Loan into a Term SOFR Loan, (c) the Continuation of a Term SOFR Loan and (d) the issuance of a Letter of Credit or the amendment of a Letter of Credit that extends the maturity, or increases the Stated Amount, of such Letter of Credit. “Credit Rating” means, with respect to any Person, the rating assigned by a Rating Agency to the senior, unsecured, non-credit enhanced long-term Indebtedness of such Person. “Customary Non-Recourse Exceptions” means customary exceptions for fraud, unlawful acts, misapplication of funds, environmental indemnities, prohibited transfers, failure to pay taxes, voluntary bankruptcy, collusive involuntary bankruptcy, failure to comply with special purpose entity covenants, failure to maintain insurance, insurance deductibles, ERISA liabilities and other customary exceptions to non-recourse liability. “Daily Simple SOFR” means, for any day (a “Simple SOFR Rate Day”), a rate per annum equal to the greater of (a) SOFR for the day (such day, a “Simple SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (i) if such Simple SOFR Rate Day is a U.S. Government Securities Business Day, such Simple SOFR Rate Day or (ii) if such Simple SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such Simple SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. on the second (2nd) U.S. Government Securities Business Day immediately following any Simple SOFR Determination Day, SOFR in respect of such Simple SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to Daily Simple SOFR has not occurred, then SOFR for such Simple SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive Simple SOFR Rate Days and (b) the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrowers.

- 12 - “Daily SOFR Loan” means a Loan (other than a Base Rate Loan) denominated in Dollars, the rate of interest applicable to which is based upon Daily Simple SOFR. “Debtor Relief Laws” means the Bankruptcy Code, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar Applicable Laws relating to the relief of debtors in the United States of America or other applicable jurisdictions from time to time in effect. “Default” means any of the events specified in Section 10.1., whether or not there has been satisfied any requirement for the giving of notice, the lapse of time, or both. “Default Right” has the meaning given that term in Section 12.10.(b). “Defaulting Lender” means, subject to Section 3.9.(f), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, any Issuing Bank or any other Lender any other amount required to be paid by it hereunder (including, with respect to a Revolving Lender, in respect of its participation in Letters of Credit) within two Business Days of the date when due, (b) has notified the Company, the Administrative Agent or any Issuing Bank in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three Business Days after written request by the Administrative Agent, to confirm in writing to the Administrative Agent and the Company that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Company), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under any Debtor Relief Law, (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity or (iii) become the subject of a Bail-In Action; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Equity Interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as the ownership of such Equity Interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 3.9.(f)) upon delivery of written notice of such determination to the Company, the Issuing Banks and each Lender. “Derivatives Contract” means (a) any transaction (including any master agreement, confirmation or other agreement with respect to any such transaction) now existing or hereafter entered into by the Parent, the Company, any of their respective Subsidiaries or any Unconsolidated Affiliate (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange

- 13 - transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, weather index transaction or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar to any transaction referred to in clause (i) above that is currently, or in the future becomes, recurrently entered into in the financial markets (including terms and conditions incorporated by reference in such agreement) and which is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, economic indices or measures of economic risk or value, or other benchmarks against which payments or deliveries are to be made, (b) any combination of these transactions and (c) a “swap agreement” as defined in Section 101 of the Bankruptcy Code. “Derivatives Termination Value” means, in respect of any one or more Derivatives Contracts, after taking into account the effect of any legally enforceable netting agreement or provision relating thereto, (a) for any date on or after the date such Derivatives Contracts have been terminated or closed out, the termination amount or value determined in accordance therewith, and (b) for any date prior to the date such Derivatives Contracts have been terminated or closed out, the then-current mark-to-market value for such Derivatives Contracts, determined based upon one or more mid-market quotations or estimates provided by any recognized dealer in Derivatives Contracts (which may include the Administrative Agent, any Lender, any Specified Derivatives Provider or any Affiliate of any of them). “Designated Lender” means a special purpose corporation which is an Affiliate of, or sponsored by, a Lender, that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least P-1 (or the then equivalent grade) by Moody’s or A-1 (or the then equivalent grade) by S&P that, in either case, (a) is organized under the laws of the United States of America or any state thereof, (b) shall have become a party to this Agreement pursuant to Section 12.5.(g) and (c) is not otherwise a Lender. “Designating Lender” has the meaning given that term in Section 12.5.(g). “Designation Agreement” means a Designation Agreement between a Lender and a Designated Lender and accepted by the Administrative Agent, substantially in the form of Exhibit P or such other form as may be agreed to by such Lender, such Designated Lender and the Administrative Agent. “Development/Redevelopment Property” means at any time (i) a Property that upon completion will constitute a Hotel Property and that is currently under development or redevelopment and not an operating property during such development or redevelopment and (ii) an Expansion Property, in each case, subject to the last sentence of this definition, on which the improvements related to the development or redevelopment have not been completed. The term “Development/Redevelopment Property” shall include real property of the type described in the immediately preceding sentence that satisfies both of the following conditions: (i) it is to be (but has not yet been) acquired by the Company, any Subsidiary or any Unconsolidated Affiliate upon completion of construction pursuant to a contract in which the seller of such real property is required to develop or renovate prior to, and as a condition precedent to, such acquisition and (ii) a third party is developing or redeveloping such property using the proceeds of a loan that is Guaranteed by, or is otherwise recourse to, the Company, any Subsidiary or any Unconsolidated Affiliate. A Development/Redevelopment Property on which all improvements (other than tenant improvements on unoccupied space) related to the development of such Hotel Property (or Expansion Property) has been completed for at least four (4) full fiscal quarters shall cease to constitute a Development/Redevelopment

- 14 - Property; provided, however, that the Company shall be permitted to designate such Property as a Seasoned Property at any earlier time. “Disbursement Instruction Agreement” means an agreement substantially in the form of Exhibit B to be executed and delivered by the applicable Borrower pursuant to Section 5.1.(a), as such agreement may be amended, restated or modified from time to time with the prior written approval of the Administrative Agent. “Distribution Agreement” means that certain Distribution Agreement, dated as of January 2, 2017, by and among Hilton, the Parent and HGV, with any amendments and modifications that are not adverse to the interests of the Lenders in any material respect or otherwise could not reasonably be expected to have a Material Adverse Effect. “Dividing Person” has the meaning assigned to it in the definition of “Division.” “Division” means the division of the assets, liabilities and/or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “Division Successor” means any Person that, upon the consummation of a Division of a Dividing Person, holds all or any portion of the assets, liabilities and/or obligations previously held by such Dividing Person immediately prior to the consummation of such Division. A Dividing Person which retains any of its assets, liabilities and/or obligations after a Division shall be deemed a Division Successor upon the occurrence of such Division. “Documentation Agents” means The Huntington National Bank, M&T Bank, PNC Bank, National Association and Truist Bank. “Dollars” or “$” means the lawful currency of the United States of America. “Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States of America, a State thereof or the District of Columbia, unless such Subsidiary is wholly owned by one or more Foreign Subsidiaries. “EAT” has the meaning given that term in the definition of “1031 Property”. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

- 15 - “Effective Date” means the date on which all of the conditions precedent set forth in Section 5.1. shall have been fulfilled or waived by all of the Lenders, which date is the date of this Agreement. “Electronic Record” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Electronic Signature” has the meaning assigned to that term in, and shall be interpreted in accordance with, 15 U.S.C. 7006. “Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 12.5.(b)(iii), (v) and (vi) (subject to such consents, if any, as may be required under Section 12.5.(b)(iii)). “Eligible Domestic Subsidiary” means one or more Domestic Subsidiaries approved from time to time by the Administrative Agent, the Issuing Banks and the Lenders (such approval not to be unreasonably withheld). “Eligible Property” means a Property which satisfies all of the following requirements and is from time to time designated by the Company for inclusion in the calculation of Unencumbered Asset Value as an “Eligible Property” in accordance with the applicable provisions of this Agreement (whether pursuant to Schedule 6.1.(f)(ii) on the Effective Date or, thereafter, pursuant to any Compliance Certificate from time to time delivered hereunder): (a) such Property is a Hotel Property; (b) the Core Hotel Property with respect to such Property is owned in fee simple (or other substantially comparable ownership form in the case of a Property in a foreign jurisdiction) by, or subject to a Qualified Ground Lease to, a Borrower, a Wholly Owned Subsidiary of the Company (other than an Excluded Subsidiary) or a Controlled JV Subsidiary (other than an Excluded Subsidiary) (or a combination of such fee simple ownership (or other substantially comparable ownership form in the case of a Property in a foreign jurisdiction) and being subject to a Qualified Ground Lease); (c) none of the Equity Interests of (i) any Eligible Property Subsidiary that owns (or ground leases pursuant to a Qualified Ground Lease) the Core Hotel Property with respect to such Property, or (ii) any Eligible Property Subsidiary that directly or indirectly owns the Equity Interests of the applicable Eligible Property Subsidiary described in the foregoing clause (i), is subject to any Lien (other than Permitted Equity Liens) or any Negative Pledge; (d) such Property is not subject to any Lien (other than Permitted Liens); (e) the Core Hotel Property with respect to such Property is not subject to any Negative Pledge; (f) with respect to any parcel of the Core Hotel Property with respect to such Property owned in fee simple, regardless of whether such Core Hotel Property is owned by the Company or an Eligible Property Subsidiary, the Company has the right directly, or indirectly through an Eligible Property Subsidiary, without the need to obtain the consent of any Person, to sell, transfer or otherwise dispose of such parcel of such Core Hotel Property (other than pursuant to Permitted Transfer Restrictions or Permitted Sale Restrictions); and (g) no proceeding of the type described in Section 10.1.(e) or (f) exists with respect to any of the Eligible Property Subsidiaries described in clause (c) above;

- 16 - it being acknowledged and agreed that each Hotel Property set forth on Schedule 1.1.(a) shall in any event not be excluded as an Eligible Property by virtue of the matters described on such Schedule 1.1.(a) (and any representation, warranty or covenant set forth in the Loan Documents in relation to such Eligible Property shall be deemed to be qualified by such matters). Notwithstanding the foregoing, a 1031 Property may constitute an Eligible Property so long as: (I) such Property is a Hotel Property; (II) the Core Hotel Property with respect to such Property is owned in fee simple (or other substantially comparable ownership form in the case of a Property in a foreign jurisdiction) by, or is subject to a Qualified Ground Lease to (or a combination of such fee simple ownership and being subject to a Qualified Ground Lease), the applicable EAT (or a Wholly Owned Subsidiary or Controlled JV Subsidiary thereof); (III) such Property is located in the United States unless the Property to be relinquished by the Company or a Wholly Owned Subsidiary or Controlled JV Subsidiary thereof is located outside the United States, in which case such Property will be located outside the United States; (IV) the Company or a Wholly Owned Subsidiary or Controlled JV Subsidiary thereof (a) leases such 1031 Property from the applicable EAT (or Wholly Owned Subsidiary or Controlled JV Subsidiary thereof, as applicable) and (b) manages such 1031 Property or such Property is subject to a third-party management agreement, as applicable; (V) the Company or one or more Wholly Owned Subsidiaries or Controlled JV Subsidiaries thereof is obligated to purchase such 1031 Property (or one or more Wholly Owned Subsidiaries or Controlled JV Subsidiaries of the applicable EAT that owns such 1031 Property) from the applicable EAT (or such Wholly Owned Subsidiaries or Controlled JV Subsidiaries of the EAT, as applicable) (other than in circumstances where the 1031 Property is disposed of by the Company or any Subsidiary); (VI) the applicable EAT is obligated to transfer such 1031 Property (or one or more Wholly Owned Subsidiaries or Controlled JV Subsidiaries that own such 1031 Property, as applicable) to the Company or a Wholly Owned Subsidiary or Controlled JV Subsidiary thereof, directly or indirectly (including through a QI); (VII) the applicable EAT (or one or more Wholly Owned Subsidiaries or Controlled JV Subsidiaries thereof that own such 1031 Property, as applicable) acquired such 1031 Property with the proceeds of a loan made by the Company or a Wholly Owned Subsidiary or Controlled JV Subsidiary which loan is secured either by a mortgage on such 1031 Property and/or a pledge of all of the Equity Interests of the applicable Wholly Owned Subsidiary, Controlled JV Subsidiary or Subsidiaries of an EAT that owns such 1031 Property, as applicable; and (VIII) neither such 1031 Property nor, if such Property is owned or leased by a Subsidiary, any of the Company’s direct or indirect ownership interests in such Subsidiary, is subject to any liens, claims, or restrictions on transferability or assignability of any kind other than (A) pursuant to Permitted Transfer Restrictions or Permitted Sale Restrictions or as permitted pursuant to clause (VI) above, (B) the Lien of any mortgage or pledge referred to in the preceding clause (VII), (C) a Negative Pledge binding on the EAT in favor of the Company or a Wholly Owned Subsidiary or Controlled JV Subsidiary or (D) any Permitted Lien or Permitted Equity Lien. In no event shall a 1031 Property qualify as an Eligible Property for a period in excess of 180 days after the date the applicable EAT (or Wholly Owned Subsidiary, Controlled JV Subsidiary or Subsidiaries thereof, as applicable) acquired ownership of such Property (or, if such 180 day period is subject to extension under the Internal Revenue Code (including any Treasury Regulations), then such period as extended). “Eligible Property Subsidiary” means (i) each Subsidiary of the Company that owns in fee simple (or other substantially comparable ownership form in the case of a Property in a foreign jurisdiction) or ground leases subject to a Qualified Ground Lease (or a combination of such fee simple ownership and ground leasing subject to a Qualified Ground Lease) any Eligible Property and (ii) each Subsidiary of the Company that owns, directly or indirectly, any Equity Interests in any Subsidiary that is described in clause (i). For the avoidance of doubt, a TRS Subsidiary that is solely a lessee of any Eligible Property pursuant to a lease (other than a ground lease) with a Subsidiary described in clause (i) of this definition (and any Subsidiary that is a direct or indirect parent company of such TRS Subsidiary that otherwise has no interest, directly or indirectly, in an Eligible Property or an Eligible Property Subsidiary) shall not constitute an Eligible Property Subsidiary.

- 17 - “Environmental Claims” means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, accusations, allegations, notices of noncompliance or violation, investigations (other than internal reports prepared by any Person in the ordinary course of business and not in response to any third party action or request of any kind) or proceedings relating in any way to any actual or alleged violation of or liability under any Environmental Law or relating to any permit issued, or any approval given, under any such Environmental Law, including, without limitation, any and all claims by Governmental Authorities for enforcement, cleanup, removal, response, remedial or other actions or damages, contribution, indemnification cost recovery, compensation or injunctive relief resulting from Hazardous Materials or arising from alleged injury or threat of injury to human health or the environment. “Environmental Laws” means any Applicable Law relating to environmental protection or the manufacture, storage, remediation, disposal or clean-up of Hazardous Materials including, without limitation, the following: Clean Air Act, 42 U.S.C. § 7401 et seq.; Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq.; Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; National Environmental Policy Act, 42 U.S.C. § 4321 et seq.; regulations of the Environmental Protection Agency, any applicable rule of common law and any judicial interpretation thereof relating primarily to the environment or Hazardous Materials, and any analogous or comparable state or local laws, regulations or ordinances that concern Hazardous Materials or protection of the environment. “Equity Interest” means, with respect to any Person, any share of capital stock of (or other ownership or profit interests in) such Person, any warrant, option or other right for the purchase or other acquisition from such Person of any share of capital stock of (or other ownership or profit interests in) such Person, whether or not certificated, any security convertible into or exchangeable for any share of capital stock of (or other ownership or profit interests in) such Person or warrant, right or option for the purchase or other acquisition from such Person of such shares (or such other interests), and any other ownership or profit interest in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such share, warrant, option, right or other interest is authorized or otherwise existing on any date of determination. For the avoidance of doubt, unless otherwise expressly specified in any Loan Document, Equity Interest with respect to any Person shall mean the direct Equity Interest of such Person. “ERISA” means the Employee Retirement Income Security Act of 1974, as in effect from time to time. “ERISA Event” means, with respect to the ERISA Group, (a) any “reportable event” as defined in Section 4043 of ERISA with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) the withdrawal of a member of the ERISA Group from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) the incurrence by a member of the ERISA Group of any liability with respect to the withdrawal or partial withdrawal (as defined in Sections 4203 and 4205 of ERISA) from any Multiemployer Plan; (d) the incurrence by any member of the ERISA Group of any liability under Title IV of ERISA with respect to the termination of any Plan or Multiemployer Plan (under Section 4041 or 4041A of ERISA); (e) the institution of proceedings by the PBGC to terminate a Plan or Multiemployer Plan; (f) the failure by any member of the ERISA Group to make when due contributions required by ERISA to a Multiemployer Plan or Plan unless such failure is cured within 30 days or the filing pursuant to Section 412(c) of the Internal Revenue Code or Section 302(c) of ERISA of an application for a waiver of the minimum funding standard; (g) any other event or condition that would reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or

- 18 - Multiemployer Plan or the imposition of liability under Section 4069 or 4212(c) of ERISA; (h) the receipt by any member of the ERISA Group of any notice concerning the imposition of withdrawal liability under a Multiemployer Plan on a member of the ERISA Group or specifying that a Multiemployer Plan is, or is expected to be, insolvent (within the meaning of Section 4245 of ERISA) or in “critical” status (within the meaning of Section 432 of the Internal Revenue Code or Section 305 of ERISA); (i) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any member of the ERISA Group or the imposition of any Lien in favor of the PBGC under Title IV of ERISA; or (j) a determination that a Plan is, or is reasonably expected to be, in “at risk” status (within the meaning of Section 430 of the Internal Revenue Code or Section 303 of ERISA). “ERISA Group” means the Parent, the Company, any Subsidiary of the Company and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Parent, the Company or any Subsidiary of the Company, are treated as a single employer under Section 414 of the Internal Revenue Code. “Erroneous Payment” has the meaning given that term in Section 11.12.(a). “Erroneous Payment Deficiency Assignment” has the meaning given that term in Section 11.12.(d). “Erroneous Payment Return Deficiency” has the meaning given that term in Section 11.12.(d). “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Event of Default” means any of the events specified in Section 10.1., provided that any requirement for notice or lapse of time or any other condition has been satisfied. “Exchange Act” means the Securities Exchange Act of 1934. “Excluded Subsidiary” means any Subsidiary (other than the Company or an Unsecured Indebtedness Subsidiary) (I) (a) holding title to, or beneficially owning, or leasing under a ground lease or a hotel lease, assets that are, or are reasonably expected within 60 days to become, collateral for any Secured Indebtedness of such Subsidiary, or any Subsidiary that is a direct or indirect beneficial owner of a Subsidiary holding title to or beneficially owning such assets (but having no material assets other than such beneficial ownership interests), and (b) that is, or is reasonably expected within 60 days to become, prohibited from guarantying the Indebtedness of any other Person pursuant to (i) any document, instrument or agreement evidencing such Secured Indebtedness or (ii) a provision of such Subsidiary’s organizational documents, which provision was, or is reasonably expected within 60 days to be, included in such Subsidiary’s organizational documents as a condition to the extension of such Secured Indebtedness, or (II) the only assets or business activity of such Subsidiary, directly or indirectly, being the ownership of passive interests in an Unconsolidated Affiliate. The 60-day periods provided above may be extended by the Administrative Agent in its reasonable discretion. “Excluded Swap Obligation” means, with respect to any Loan Party, any Swap Obligation if, and to the extent that, all or a portion of the liability of such Loan Party for or the Guarantee of such Loan Party of, or the grant by such Loan Party of a Lien to secure, such Swap Obligation (or any liability or guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Loan Party’s failure for any reason to constitute an “eligible contract participant” as defined

- 19 - in the Commodity Exchange Act and the regulations thereunder at the time the liability for or the Guarantee of such Loan Party or the grant of such Lien becomes effective with respect to such Swap Obligation (such determination being made after giving effect to any applicable keepwell, support or other agreement for the benefit of the applicable Loan Party, including under any applicable provision of the Guaranty). If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or Lien is or becomes illegal for the reasons identified in the immediately preceding sentence of this definition. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to an Applicable Law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 4.6.) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 3.10., amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 3.10.(g) and (d) any withholding Taxes imposed under FATCA. “Existing Credit Agreement” has the meaning given that term in the recitals to this Agreement. “Existing Letters of Credit” means the Letters of Credit heretofore issued and described on Schedule 2.4. “Existing Termination Date” has the meaning given that term in Section 2.20.(a). “Expansion Property” means any adjacent Property to an existing Hotel Property or distinguishable portion of an existing Hotel Property, on which the Company, any Subsidiary or any Unconsolidated Affiliate is developing or redeveloping a new or additional building, wing or other improvement that is not an operating Property and upon completion will constitute a part of such Hotel Property. “Extended Letter of Credit” has the meaning given that term in Section 2.4.(b). “Extending Lender” has the meaning given that term in Section 2.20.(b). “Extension Date” has the meaning given that term in Section 2.20.(a). “Extension Request” has the meaning given that term in Section 2.14. “Facility” means the Revolving Credit Facility, the May 2024 Term Loan Facility or the September 2025 Term Loan Facility, as the context may require. “Facility Fee” means the percentage set forth in the table in the definition of the term “Ratings- Based Applicable Margin” corresponding to the Level at which the Ratings-Based Applicable Margin is determined in accordance with the definition thereof. Any change in the applicable Level at which the

- 20 - Applicable Margin is determined shall result in a corresponding and simultaneous change in the Facility Fee. The provisions of this definition shall be subject to Section 2.6.(c). “Fair Market Value” means, (a) with respect to a security listed on a national securities exchange or the NASDAQ National Market, the price of such security as reported on such exchange or market by any widely recognized reporting method customarily relied upon by financial institutions and (b) with respect to any other property, the price which could be negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a willing buyer, neither of which is under pressure or compulsion to complete the transaction. “FASB ASC” means the Accounting Standards Codification of the Financial Accounting Standards Board. “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code. “Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by the Administrative Agent. If the Federal Funds Rate determined as provided above would be less than zero, the Federal Funds Rate shall be deemed to be zero. “Fee Letters” means, collectively, (i) the Wells Fargo Fee Letter, (ii) that certain fee letter dated as of August 14, 2025, by and among the Company, Bank of America and BofA Securities, (iii) that certain fee letter dated as of August 14, 2025, by and between the Company and JPMorgan, (iv) that certain fee letter dated as of September 15, 2025, by and between the Company and PNC Capital Markets LLC, (v) that certain fee letter dated as of September 15, 2025, by and between the Company and Truist Securities, Inc., (vi) that certain fee letter dated as of September 11, 2025, by and between the Company and M&T Bank and (vii) that certain fee letter dated as of September 12, 2025, by and between the Company and The Huntington National Bank. “Fees” means the fees and commissions provided for or referred to in Section 3.5. and any other fees payable by the Borrowers hereunder, under any other Loan Document or under the Fee Letters. “FF&E” means all fixtures, furnishings, equipment, furniture, and other items of tangible personal property now or hereafter located on any Hotel Property or used in connection with the use, occupancy, operation and maintenance of all or any part of any Hotel Property, other than stocks of food, beverages and other supplies held for consumption in normal operation. “FF&E Reserves” means, for any period and with respect to any Hotel Property, an amount equal to 4.0% of Gross Operating Revenues of such Hotel Property. “Fitch” means Fitch Ratings, Inc. and its successors.

- 21 - “Fixed Charge Coverage Ratio” has the meaning given that term in Section 9.1.(b). “Floor” means a rate of interest equal to 0.0%. “Foreign Lender” means (a) if the applicable Borrower is a U.S. Person, a Lender with respect to such Borrower that is not a U.S. Person, and (b) if the applicable Borrower is not a U.S. Person, a Lender , with respect to such Borrower, that is resident or organized under the laws of a jurisdiction other than that in which such Borrower is resident for tax purposes. “Foreign Subsidiary” means any Subsidiary which is not a Domestic Subsidiary, including any Subsidiary organized under the laws of a jurisdiction located in the United States of America, a State thereof or the District of Columbia that is wholly owned by one or more Foreign Subsidiaries. “Franchise Agreement” means an agreement permitting the use of the applicable hotel brand name, hotel system trademarks, trade names and/or any related rights in connection with the ownership or operation of a Hotel Property (including any associated owner’s agreement). “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to an Issuing Bank, such Defaulting Lender’s Revolving Commitment Percentage of the outstanding Letter of Credit Liabilities with respect to Letters of Credit issued by such Issuing Bank other than Letter of Credit Liabilities as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders or Cash Collateralized in accordance with the terms hereof. “Fund” means any Person (other than a natural person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course of its activities. “Funds From Operations” means, with respect to a Person and for a given period, (a) net income (loss) of such Person for such period determined on a consolidated basis in accordance with GAAP minus (or plus) (b) gains (or losses) from debt restructuring and sales of property during such period plus (c) depreciation with respect to such Person’s real estate assets and amortization (other than amortization of deferred financing costs) of such Person for such period, all after adjustment for Unconsolidated Affiliates. Adjustments for Unconsolidated Affiliates will be calculated to reflect Funds From Operations on the same basis. For purposes of this Agreement, Funds From Operations shall be calculated consistent with the White Paper on Funds From Operations dated December 2018 issued by National Association of Real Estate Investment Trusts, Inc., but without giving effect to any supplements, amendments or other modifications promulgated after the Effective Date. “GAAP” means generally accepted accounting principles in the United States of America set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (including Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification”) or in such other statements by such other entity as may be approved by a significant segment of the accounting profession in the United States of America, which are applicable to the circumstances as of the date of determination. “Governmental Approvals” means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all Governmental Authorities. “Governmental Authority” means any national, state or local government (whether domestic or foreign), any political subdivision thereof or any other governmental, quasi-governmental, judicial,

- 22 - administrative, public or statutory instrumentality, authority, body, agency, bureau, commission, board, department or other entity (including, without limitation, the Federal Deposit Insurance Corporation, the Comptroller of the Currency or the Federal Reserve Board, any central bank or any comparable authority) exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank), or any arbitrator with authority to bind a party at law. “Gross Operating Expenses” means, for any period of time for any Hotel Property, all costs and expenses of maintaining, conducting and supervising the operation of such Hotel Property which are properly attributable to the period under consideration under the Company’s system of accounting, including without limitation (but without duplication): (i) the cost of all food and beverages and Inventory sold or consumed; (ii) salaries and wages of personnel employed at such Hotel Property, including costs of payroll taxes and employee benefits and all other expenses not otherwise specifically referred to in this paragraph which are referred to as “Administrative and General Expenses” in the Uniform System; (iii) the cost of all other goods and services obtained by Manager in connection with its operation of such Hotel Property including, without limitation, heat and utilities, office supplies and all services performed by third parties, including leasing expenses in connection with telephone and data processing equipment; (iv) the cost of repairs to and maintenance of such Hotel Property (excluding capital expenditures); (v) insurance premiums for all insurance maintained with respect to such Hotel Property, including, without limitation, property damage insurance, public liability insurance, and such business interruption or other insurance as may be provided for protection against claims, liabilities and losses arising from the use and operation of such Hotel Property and losses incurred with respect to deductibles applicable to the foregoing types of insurance; (vi) workers’ compensation insurance or insurance required by similar employee benefits acts; (vii) all personal property taxes, real estate taxes, assessments and any other ad valorem taxes imposed on or levied in connection with such Hotel Property (less refunds, offsets or credits thereof, and interest thereon, if any, received during the period in question) and all other taxes, assessments and other governmental charges (other than federal, state or local income taxes and franchise taxes or the equivalent) payable by or assessed against the owner or ground lessee of such Hotel Property or the applicable Manager or Operating Lessee with respect to the operation of such Hotel Property and water and sewer charges; (viii) all sums deposited into any maintenance or capital expenditure reserve, including the amount of the applicable FF&E Reserve; (ix) legal fees related to the operation of such Hotel Property; (x) except to the extent the same are normally treated as capital expenditures under the Uniform System or GAAP, the costs and expenses of technical consultants and specialized operational experts for specialized services in connection with non-recurring work on operational, functional, decorating, design or construction problems and activities, including the fees (if any) of the applicable Manager in connection therewith, such as ADA studies, life safety reviews, and energy efficiency studies; (xi) all expenses for marketing such Hotel Property, including all expenses of advertising, sales promotion and public relations activities; (xii) utility taxes and other taxes (as those terms are defined in the Uniform System) and municipal, county and state license and permit fees; (xiii) all fees (including base and incentive fees), assessments, royalties and charges payable under the applicable Management Agreement and Franchise Agreement (if any); (xiv) reasonable reserves for uncollectible accounts receivable; (xv) credit card fees, travel agent commissions and other third-party reservation fees and charges; (xvi) all parking charges and other expenses associated with revenues received by the applicable Manager related to parking operations, including valet services; (xvii) common expenses charges, common area maintenance charges and similar costs and expenses; (xviii) rent payments under any ground lease; and (xix) any other cost or charge classified as an Operating Expense or an Administrative and General Expense under the Uniform System in the applicable Management Agreement unless specifically excluded under the provisions of this Agreement. Gross Operating Expenses shall not include (a) depreciation and amortization except as otherwise provided in this Agreement; (b) the cost of any item specified in the applicable Management Agreement to be provided at Manager’s sole expense; (c) debt service; (d) capital repairs and other expenditures which are normally treated as capital expenditures under the Uniform System or GAAP; or (e) other recurring or non-recurring ownership costs

- 23 - such as partnership or limited liability company administration and costs of changes to business and liquor licenses. “Gross Operating Revenues” means, for any period of time for any Hotel Property, without duplication, all income and proceeds of sales of every kind (whether in cash or on credit and computed on an accrual basis) received by the owner (or, if such Hotel Property is ground leased, the ground lessee) of such Hotel Property or the applicable Operating Lessee or Manager for the use, occupancy or enjoyment of such Hotel Property or the sale of any goods, services or other items sold on or provided from such Hotel Property in the ordinary course of operation of such Hotel Property, including, without limitation, all income received from tenants, transient guests, lessees, licensees and concessionaires and other services to guests at such Hotel Property, and the proceeds from business interruption insurance, but excluding the following: (i) any excise, sales or use taxes or similar governmental charges collected directly from patrons or guests, or as a part of the sales price of any goods, services or displays, such as gross receipts, admission, cabaret or similar or equivalent taxes; (ii) receipts from condemnation awards or sales in lieu of or under threat of condemnation; (iii) proceeds of insurance (other than business interruption insurance); (iv) other allowances and deductions as provided by the Uniform System in determining the sum contemplated by this definition, by whatever name, it may be called; (v) proceeds of sales, whether dispositions of capital assets, FF&E or equipment (other than sales of Inventory in the ordinary course of business); (vi) gross receipts received by tenants, lessees (other than Operating Lessees), licensees or concessionaires of the owner (or, if such Hotel Property is ground leased, the ground lessee) of such Hotel Property; (vii) consideration received at such Hotel Property for hotel accommodations, goods and services to be provided at other hotels although arranged by, for or on behalf of, and paid over to, the applicable Manager; (viii) tips, service charges and gratuities collected for the benefit of employees; (ix) proceeds of any financing; (x) working capital provided by the Parent or any Subsidiary or the applicable Operating Lessee; (xi) amounts collected from guests or patrons of such Hotel Property on behalf of tenants of such Hotel Property and other third parties; (xii) the value of any goods or services in excess of actual amounts paid (in cash or services) provided by the applicable Manager on a complimentary or discounted basis; and (xiii) other income or proceeds resulting other than from the use or occupancy of such Hotel Property, or any part thereof, or other than from the sale of goods, services or other items sold on or provided from such Hotel Property in the ordinary course of business. Gross Operating Revenues shall be reduced by credits or refunds to guests at such Hotel Property. “Guaranteed Obligations” means, collectively, (a) the Obligations and (b) all existing or future payment and other obligations owing by any Loan Party under any Specified Derivatives Contract (other than any Excluded Swap Obligation) and any Specified Cash Management Agreement. “Guarantor” means (a) the Parent, (b) the Company, (c) each Subsidiary Borrower and (d) the Subsidiary Guarantors. “Guaranty”, “Guaranteed” or to “Guarantee” as applied to any obligation means and includes: (a) a guaranty (other than by endorsement of negotiable instruments for collection or deposit in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation, or (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation whether by: (i) the purchase of securities or obligations, (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss, (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation, (iv) repayment of amounts drawn down by beneficiaries of letters of credit (including Letters of Credit), or (v) the supplying of funds to or

- 24 - investing in a Person on account of all or any part of such Person’s obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation. Obligations in respect of customary performance guaranties and Guaranties constituting Nonrecourse Indebtedness shall not be deemed to give rise to Indebtedness or otherwise constitute a Guaranty except as otherwise provided in the definition of “Nonrecourse Indebtedness”. As the context requires, “Guaranty” shall also mean the guaranty executed and delivered pursuant to Section 5.1.(a) or 7.13. and substantially in the form of Exhibit C. “Hazardous Materials” means all or any of the following: (a) substances that are defined or listed in, or otherwise classified pursuant to, any applicable Environmental Laws as “hazardous substances”, “hazardous materials”, “hazardous wastes”, “toxic substances” or any other formulation intended to define, list or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, reproductive toxicity, “TCLP” toxicity, or “EP toxicity”; (b) oil, petroleum or petroleum derived substances, natural gas, natural gas liquids or synthetic gas and drilling fluids, produced waters and other wastes associated with the exploration, development or production of crude oil, natural gas or geothermal resources; (c) any flammable substances or explosives or any radioactive materials; (d) asbestos in any form; (e) toxic mold; (f) urea formaldehyde insulation; and (g) electrical equipment which contains any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty parts per million. “HGV” means Hilton Grand Vacations, Inc. “Hilton” means Hilton Worldwide Holdings Inc. “Hilton/HGV Retained Liabilities” collectively has the meaning given to the terms “HLT Retained Liabilities” and “Timeshare Liabilities” in the Distribution Agreement. “Hilton New York” means the Hotel Property commonly known as “New York Hilton Midtown” located at 1335 Avenue of the Americas, New York, New York 10019. “Hostile Acquisition” means (a) the acquisition of the Equity Interests of a Person through a tender offer or similar solicitation of the owners of such Equity Interests which has not been approved or recommended (prior to such acquisition) by the board of directors (or any other applicable governing body) of such Person or by similar action if such Person is not a corporation and (b) any such acquisition as to which such approval or recommendation has been withdrawn. “Hotel Property” means a Property on which there is located an operating hotel, which shall include any operating business ancillary to such operating hotel (including, without limitation, laundry services, employee housing, retail, parking, golf courses, docking facilities and spa facilities). “Hotel Sale Agreement” means any agreement providing for the sale of a Hotel Property or Equity Interests in a Wholly Owned Subsidiary of the Company that directly or indirectly owns in fee simple such Hotel Property, or is party to a ground lease in respect thereof, to the extent such sale is permitted under this Agreement. “Incremental Facility” has the meaning given that term in Section 2.17.(a). “Incremental Facility Amendment” has the meaning given that term in Section 2.17.(d). “Incremental Revolving Commitments” has the meaning given that term in Section 2.17.(a). “Incremental Term Loan Advance” has the meaning given that term in Section 2.17.(a).

- 25 - “Incremental Term Loan Facility” has the meaning given that term in Section 2.17.(a). “Indebtedness” means, with respect to a Person, at the time of computation thereof, all of the following (without duplication): (a) all obligations of such Person in respect of money borrowed or for the deferred purchase price of property or services (other than (i) trade debt incurred in the ordinary course of business and not more than ninety (90) days past due unless being contested in good faith and (ii) bank drafts arising in the ordinary course of business); (b) all obligations of such Person, whether or not for money borrowed (i) represented by notes payable, or drafts accepted, in each case representing extensions of credit, (ii) evidenced by bonds, debentures, notes or similar instruments, or (iii) constituting purchase money indebtedness, conditional sales contracts, title retention debt instruments or other similar instruments, upon which interest charges are customarily paid or that are issued or assumed as full or partial payment for property or for services rendered (other than (i) trade debt incurred in the ordinary course of business and not more than ninety (90) days past due unless being contested in good faith and (ii) bank drafts arising in the ordinary course of business); (c) Capitalized Lease Obligations of such Person; (d) all reimbursement obligations (contingent or otherwise) of such Person under or in respect of any letters of credit or acceptances (whether or not the same have been presented for payment); (e) all Off-Balance Sheet Obligations of such Person; (f) all obligations of such Person to purchase, redeem, retire, defease or otherwise make any payment (excluding any such obligation to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)) in respect of any Mandatorily Redeemable Stock issued by such Person or any other Person, valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (g) all obligations of such Person in respect of any purchase obligation, repurchase obligation, takeout commitment or forward equity commitment, in each case evidenced by a binding agreement (excluding any such obligation (x) that would not be required to be reflected as a liability on a balance sheet of such Person prepared in accordance with GAAP or (y) to the extent the obligation can be satisfied by the issuance of Equity Interests (other than Mandatorily Redeemable Stock)); provided, however, that purchase obligations pursuant to this clause (g) shall be included only to the extent that the amount of such Person’s liability for the purchase price is not limited to the amount of any associated deposit given by such Person; (h) net obligations under any Derivatives Contract (which shall be deemed to have an amount equal to the Derivatives Termination Value thereof at such time but in no event shall be less than zero); provided, that, for purposes of calculation of any financial covenant in Section 9.1. this clause (h) shall exclude any Derivatives Contract entered into as a hedge against existing interest rate risk in respect of Indebtedness; (i) all Indebtedness of other Persons which such Person has Guaranteed or is otherwise recourse to such Person (except for Guaranties of Customary Non-Recourse Exceptions); (j) all Indebtedness of another Person secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such

- 26 - Indebtedness or other payment obligation (valued, in the case of any such Indebtedness as to which recourse for the payment thereof is expressly limited to the property or assets on which such Lien is granted, at the lesser of (i) the stated or determinable amount of the Indebtedness that is so secured or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) and (ii) the Fair Market Value of such property or assets); and (k) such Person’s Ownership Share of the Indebtedness of any Unconsolidated Affiliate of such Person. For the avoidance of doubt, Indebtedness of any Person shall include Indebtedness of any partnership or joint venture in which such Person is a general partner or joint venturer to the extent of such Person’s Ownership Share of such partnership or joint venture (except if such Indebtedness, or portion thereof, is recourse to such Person (other than with respect to Customary Non-Recourse Exceptions), in which case the greater of such Person’s Ownership Share of such Indebtedness or the amount of the recourse portion of the Indebtedness, shall be included as Indebtedness of such Person). Notwithstanding the foregoing, Indebtedness of the Parent and its Subsidiaries shall exclude any Guarantees of the Parent and its Subsidiaries or other Indebtedness of the Parent and its Subsidiaries constituting Hilton/HGV Retained Liabilities (solely to the extent Hilton, HGV or their respective Affiliates (other than the Parent and its Subsidiaries) agree (or have agreed) to assume, indemnify or reimburse the Parent or any of its Subsidiaries for such obligations or payments made in respect of such Hilton/HGV Retained Liabilities and the assumption, retention or indemnification of such Hilton/HGV Retained Liabilities by Hilton, HGV or their respective Affiliates (other than the Parent and its Subsidiaries) shall not be subject to dispute for a period greater than 45 days following the receipt of a written notice of an Agreement Dispute pursuant to Article IX of the Distribution Agreement or otherwise determined to be unenforceable). All Loans and Letter of Credit Liabilities hereunder shall constitute Indebtedness of the Borrowers. “Indemnifiable Amounts” has the meaning given that term in Section 11.6. “Indemnified Party” has the meaning given that term in Section 12.9.(a). “Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Company or any other Loan Party under any Loan Document and (b) to the extent not otherwise described in the immediately preceding clause (a), Other Taxes. “Indemnity Proceeding” has the meaning given that term in Section 12.9.(a). “Information” has the meaning given that term in Section 12.8. “Information Materials” has the meaning given that term in Section 8.6. “Intellectual Property” has the meaning given that term in Section 6.1.(s). “Interest Payment Date” means (a) as to any Base Rate Loan or Daily SOFR Loan, the last Business Day of each March, June, September and December and the applicable Termination Date, (b) as to any Term SOFR Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at three-month intervals after the first day of such Interest Period; provided, that each such three-month interval payment day shall be the immediately succeeding Business Day if such day is not a Business Day,

- 27 - unless such day is not a Business Day but is a day of the relevant month after which no further Business Day occurs in such month, in which case such day shall be the immediately preceding Business Day, and the applicable Termination Date, and (c) with respect to any Bid Rate Loan, as provided in Section 2.8.(b). “Interest Period” means, (a) with respect to each Term SOFR Loan, each period commencing on the date such Term SOFR Loan is made, or in the case of the Continuation of a Term SOFR Loan the last day of the preceding Interest Period for such Loan, and ending on the numerically corresponding day in the first, third or sixth calendar month thereafter, as the applicable Borrower may select in a Notice of Borrowing, Notice of Continuation or Notice of Conversion, as the case may be, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month and (b) with respect to each Bid Rate Loan, the period commencing on the date such Bid Rate Loan is made and ending on any Business Day not less than seven (7) days nor more than 270 days thereafter, as the Company may select as provided in Section 2.3.(b). Notwithstanding the foregoing: (i) if any Interest Period for a Loan would otherwise end after the Termination Date then in effect with respect to such Loan, such Interest Period shall end on such Termination Date; (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the immediately following Business Day (or, if such immediately following Business Day falls in the next calendar month, on the immediately preceding Business Day); and (iii) no tenor that has been removed from this definition pursuant to Section 4.2.(c)(iv) shall be available for specification in any Notice of Borrowing or Notice of Conversion or Notice of Continuation. “Internal Revenue Code” means the Internal Revenue Code of 1986. “Inventory” shall have the meaning ascribed to such term in the UCC, and including within the term items which would be entered on a balance sheet under the line items for “Inventories” or “China, glassware, silver, linen and uniforms” under the Uniform System. “Investment” means, with respect to any Person, any acquisition or investment (whether or not of a controlling interest) by such Person, by means of any of the following: (a) the purchase or other acquisition of any Equity Interest in another Person (including any Acquisition), (b) a loan, advance or extension of credit to, capital contribution to, Guaranty of Indebtedness of, or purchase or other acquisition of any Indebtedness of, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of assets of another Person that constitute the business or a division or operating unit of another Person. Any commitment to make an Investment in any other Person, as well as any option of another Person to require an Investment in such Person, shall constitute an Investment to the extent that it constitutes Indebtedness. Except as expressly provided otherwise, for purposes of determining compliance with any covenant contained in a Loan Document, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment. “Investment Grade Pricing Effective Date” means the first Business Day following the later of the date on which (a) the Investment Grade Ratings Criteria have been satisfied and (b) the Company has delivered to the Administrative Agent (and the Administrative Agent shall promptly provide a copy of such notice to the Lenders) a certificate signed by a Responsible Officer of the Company (i) certifying that the Investment Grade Ratings Criteria have been satisfied (which certification shall also set forth the Credit Rating(s) as in effect, if any, from each of S&P, Fitch and Moody’s as of such date) and (ii) notifying the Administrative Agent that the Company has irrevocably elected to have the Ratings-Based Applicable Margin apply to the pricing of each Facility.

- 28 - “Investment Grade Ratings Criteria” means receipt by the Company of (i) (x) a Credit Rating of BBB- or better from S&P or (y) a Credit Rating of Baa3 or better from Moody’s or (ii) any two of (x) a Credit Rating of BBB- or better from S&P, (y) a Credit Rating of BBB- or better from Fitch and (z) a Credit Rating of Baa3 or better from Moody’s. “IRS” means the United States Internal Revenue Service. “Issuing Bank” means, individually or collectively as the context may indicate, (a) each of Wells Fargo, Bank of America and JPMorgan, each in its capacity as an issuer of Letters of Credit pursuant to Section 2.4. and (b) any other Revolving Lender, selected by the Company in consultation with the Administrative Agent, which consents to its appointment by the Company as an issuer of Letters of Credit pursuant to Section 2.4. in its capacity as an issuer of Letters of Credit pursuant to Section 2.4. or any successor to such Lender in its capacity as an issuer of Letters of Credit pursuant to Section 2.4 (in each case, through itself or through one of its designated Affiliates or branch offices). “JPMorgan” means JPMorgan Chase Bank, N.A. and its successors and assigns. “L/C Commitment” means, as to any Issuing Bank, the obligation of such Issuing Bank to issue Letters of Credit for the account of the Company or one or more of its Subsidiaries from time to time in an aggregate amount equal to (a) for each of Wells Fargo, Bank of America and JPMorgan, the amount set forth opposite the name of each such Issuing Bank on Schedule I and (b) for any other Issuing Bank becoming an Issuing Bank after the Closing Date, such amount as separately agreed to in a written agreement between the Company and such Issuing Bank (which such agreement shall be promptly delivered to the Administrative Agent upon execution), in each case of clauses (a) and (b) above, as any such amount may be changed after the Closing Date in a written agreement between the Company and such Issuing Bank (which such agreement shall be promptly delivered to the Administrative Agent upon execution); provided that the L/C Commitment with respect to any Person that ceases to be an Issuing Bank for any reason pursuant to the terms hereof shall be $0 (subject to the Letters of Credit of such Person remaining outstanding in accordance with the provisions hereof). “L/C Disbursements” has the meaning given to that term in Section 3.9.(b). “Laundry Service Property” means any Property on which there is located solely laundry services supporting one or more Hotel Properties. “Lender” means each financial institution from time to time party hereto as a “Lender” or a “Designated Lender,” together with its respective successors and permitted assigns; provided, however, that the term “Lender” (i) shall exclude each Designated Lender when used in reference to any Loan other than a Bid Rate Loan, the Commitments or terms relating to any Loan other than a Bid Rate Loan and shall further exclude each Designated Lender for all other purposes under the Loan Documents except that any Designated Lender which funds a Bid Rate Loan shall, subject to Section 12.5.(d), have only the rights (including the rights given to a Lender contained in Sections 12.2. and 12.9.) and obligations of a Lender associated with holding such Bid Rate Loan and (ii) except as otherwise expressly provided herein, shall exclude any Lender (or its Affiliates) in its capacity as a Specified Derivatives Provider or Specified Cash Management Bank. “Lender Notice Date” has the meaning given that term in Section 2.20.(b). “Lender Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Banks, the Specified Derivatives Providers, the Specified Cash Management Banks, each co-agent or sub-agent

- 29 - appointed by the Administrative Agent from time to time pursuant to Section 11.5., any other holder from time to time of any Obligations and, in each case, their respective successors and permitted assigns. “Lending Office” means, for each Lender and for each Type of Loan, the office of such Lender specified in such Lender’s Administrative Questionnaire or in the applicable Assignment and Assumption, or such other office of such Lender as such Lender may notify the Administrative Agent in writing from time to time. “Letter of Credit” has the meaning given that term in Section 2.4.(a). “Letter of Credit Collateral Account” means a special deposit account maintained by the Administrative Agent, for the benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders, and under the sole dominion and control of the Administrative Agent (and in the case of Cash Collateral constituting “other credit support”, such other account, location or documentation as agreed by the Administrative Agent and the applicable Issuing Banks). “Letter of Credit Documents” means, with respect to any Letter of Credit, collectively, any application therefor, any certificate or other document between the Company and the applicable Issuing Bank presented in connection with a drawing under such Letter of Credit and any other agreement, instrument or other document governing or providing for (a) the rights and obligations of the parties concerned or at risk with respect to such Letter of Credit or (b) any collateral security for any of such obligations. “Letter of Credit Liabilities” means, without duplication, at any time and in respect of any Letter of Credit, the sum of (a) the Stated Amount of such Letter of Credit plus (b) the aggregate unpaid principal amount of all Reimbursement Obligations of the relevant Borrower at such time due and payable in respect of all drawings made under such Letter of Credit. For purposes of this Agreement, (i) a Revolving Lender (other than a Revolving Lender that is the Issuing Bank for the applicable Letter of Credit) shall be deemed to hold a Letter of Credit Liability in an amount equal to its participation interest under Section 2.4. in the related Letter of Credit, and the Revolving Lender that is the Issuing Bank for such Letter of Credit shall be deemed to hold a Letter of Credit Liability in an amount equal to its retained interest in the related Letter of Credit after giving effect to the acquisition by the other Revolving Lenders of their participation interests under such Section and (ii) if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be “outstanding” in the amount so remaining available to be drawn. “Level” has the meaning given that term in the definition of the terms “Leverage-Based Applicable Margin” and “Ratings-Based Applicable Margin”, as the context may require. “Leverage-Based Applicable Margin” means, with respect to the Revolving Credit Facility or the Term Loan Facilities, as applicable, the percentage rate set forth below corresponding to the Leverage Ratio as determined in accordance with Section 9.1.(a): Level Leverage Ratio Revolving Credit Facility Applicable Margin for Term SOFR Loans and Daily SOFR Loans Revolving Credit Facility Applicable Margin for Base Rate Loans Term Loan Facilities Applicable Margin for Term SOFR Loans and Daily SOFR Loans Term Loan Facilities Applicable Margin for Base Rate Loans 1 Less than 3.50 to 1.00 1.45% 0.45% 1.40% 0.40%

2	Greater than or equal to 3.50 to 1.00 but less than 4.00 to 1.00	1.50%	0.50%	1.45%	0.45%
3	Greater than or equal to 4.00 to 1.00 but less than 5.00 to 1.00	1.60%	0.60%	1.55%	0.55%
4	Greater than or equal to 5.00 to 1.00 but less than 5.50 to 1.00	1.80%	0.80%	1.75%	0.75%
5	Greater than or equal to 5.50 to 1.00 but less than 6.00 to 1.00	2.00%	1.00%	1.95%	0.95%
6	Greater than or equal to 6.00 to 1.00 but less than 6.50 to 1.00	2.25%	1.25%	2.20%	1.20%
7	Greater than or equal to 6.50 to 1.00 but less than 7.00 to 1.00	2.50%	1.50%	2.45%	1.45%
8	Greater than or equal to 7.00 to 1.00	2.75%	1.75%	2.70%	1.70%

The Leverage-Based Applicable Margin shall be determined by the Administrative Agent from time to time based on the Leverage Ratio as set forth in the Compliance Certificate most recently delivered by the Company pursuant to Section 8.3. Any adjustment to the Leverage-Based Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Company delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 8.3. If the Company fails to deliver a Compliance Certificate pursuant to Section 8.3., the Leverage-Based Applicable Margin shall equal the percentages corresponding to Level 8 until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the Effective Date through but excluding the date on which the Administrative Agent first determines the Leverage-Based Applicable Margin as set forth above, the Leverage-Based Applicable Margin shall be determined based on Level 5 with respect to each Facility. Thereafter, such Leverage-Based Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this definition shall be subject to Section 2.6.(c).

"**Leverage Ratio**" means, as of a given date, the ratio of (a) (i) Indebtedness of the Parent determined as of such date minus (ii) Unrestricted Cash and Cash Equivalents of the Parent in excess of $35,000,000 on such date, to (b) Consolidated EBITDA of the Parent as at the end of the most recent Test Period; provided, however, that for purposes of determining Consolidated EBITDA for purposes of this clause (b), net earnings of any Hotel Property shall be calculated on a pro forma basis for acquisitions and dispositions, such that (i) in the case of a Hotel Property acquired during the calculation period, Consolidated EBITDA attributable to such Hotel Property for the entire period (including the actual historical Consolidated EBITDA of such Hotel Property prior to the acquisition thereof) shall be included in the determination of Consolidated EBITDA and (ii) in the case of a Hotel Property disposed of during the calculation period, Consolidated EBITDA attributable to such Hotel Property shall be excluded in the determination of Consolidated EBITDA for such period.

"**Lien**" as applied to the property of any Person means: (a) any security interest, encumbrance to provide security for any obligation, mortgage, deed to secure debt, deed of trust, assignment of leases and rents, pledge, lien, hypothecation, assignment, charge, privilege or lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security title or encumbrance of any

- 30 -

- 31 - kind in respect of any property of such Person, or upon the income, rents or profits therefrom, whether now owned or hereafter acquired or arising; (b) any arrangement, express or implied, under which any property of such Person, whether now owned or hereafter acquired or arising, is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person; and (c) the authorized filing of any financing statement under the UCC or its equivalent in any jurisdiction, other than any precautionary filing not otherwise constituting or giving rise to a Lien, including a financing statement filed (i) in respect of a lease not constituting a Capitalized Lease Obligation pursuant to Section 9-505 (or a successor provision) of the UCC or its equivalent as in effect in an applicable jurisdiction or (ii) in connection with a sale or other disposition of accounts or other assets not prohibited by this Agreement in a transaction not otherwise constituting or giving rise to a Lien. “Loan” means a Revolving Loan, a Bid Rate Loan or a Term Loan. “Loan Document” means this Agreement, each Note, the Guaranty, each Letter of Credit Document and each other document or instrument now or hereafter executed and delivered by a Loan Party in connection with, pursuant to or relating to this Agreement (other than the Fee Letters, any Specified Derivatives Contract and any Specified Cash Management Agreement). “Loan Party” means the Parent, the Company, the Subsidiary Borrowers and the Subsidiary Guarantors. Schedule 1.1. sets forth the Loan Parties as of the Effective Date. “Major Renovation Property” means a Hotel Property undergoing renovations (including all renovations that are part of an overall plan in respect of such Hotel Property or that are similar or related to other renovations, even though not performed at the same time) that: (a) have resulted in, or are reasonably expected to result in, more than twenty-five percent (25%) of the rooms in such Hotel Property not being available for occupancy for a period of more than sixty (60) days, or (b) have a projected cost involving expenditures during any 18-month period that exceeds twenty- five percent (25%) of the book value of such Hotel Property (as determined prior to the commencement of such renovations) or (c) have resulted in, or are reasonably expected to result in, a reduction of Net Operating Income of such Hotel Property of twenty-five percent (25%) or more during any period of twelve (12) consecutive months (as compared to the period of twelve (12) consecutive months immediately prior to the commencement of such renovations). A Hotel Property that entirely ceases operations during renovation shall constitute a Development/Redevelopment Property and shall not constitute a Major Renovation Property. “Management Agreement” means any agreement entered into by the Parent, a Subsidiary or an Unconsolidated Affiliate under which it engages a Person to advise it with respect to the management of a given Property and/or to manage a given Property (including any associated owner’s agreement). “Manager” means the Person engaged as a manager pursuant to a Management Agreement. “Mandatorily Redeemable Stock” means, with respect to any Person, any Equity Interest of such Person which by the terms of such Equity Interest (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise, (a) matures

- 32 - or is mandatorily redeemable (except as a result of a change of control or asset sale so long as any rights of the holder thereof upon the occurrence of any such event shall be subject to the prior payment in full of the Obligations and the termination of the Commitments and the termination or Cash Collateralization of all outstanding Letters of Credit), pursuant to a sinking fund obligation or otherwise (other than an Equity Interest to the extent redeemable in exchange for stock that is not Mandatorily Redeemable Stock at the option of the issuer of such Equity Interest), (b) is convertible into or exchangeable or exercisable for Indebtedness or Mandatorily Redeemable Stock, or (c) is redeemable at the option of the holder thereof, in whole or in part (other than an Equity Interest which is redeemable solely in exchange for stock that is not Mandatorily Redeemable Stock and cash in lieu of fractional shares), in the case of each of clauses (a), (b) and (c) above, on or prior to the latest occurring Termination Date. “Margin Stock” means “margin stock” or “margin securities” as such terms are defined in Regulation T, Regulation U and Regulation X. “Material Adverse Effect” means a material adverse effect on (a) the business, assets, liabilities, financial condition or results of operations of the Parent and its Subsidiaries taken as a whole, (b) the ability of the Company and the other Loan Parties, taken as a whole, to perform their payment or other material obligations under any Loan Document, (c) the validity or enforceability of any of the Loan Documents or (d) any of the rights and remedies of the Lenders, the Issuing Banks and the Administrative Agent under any of the Loan Documents. “Material Domestic Subsidiary” means any Domestic Subsidiary having assets (including any Equity Interests in any direct or indirect Subsidiary that is a Material Domestic Subsidiary) with a Fair Market Value (as determined by the Company in good faith) greater than or equal to $5,000,000. “Material Guarantor Subsidiary” means (a) each Eligible Property Subsidiary, (b) each Wholly Owned Subsidiary that is a Material Domestic Subsidiary (other than an Excluded Subsidiary) and (c) any other Subsidiary designated by the Company in any Compliance Certificate as a Material Guarantor Subsidiary in order to ensure that, as of the end of the Test Period to which such Compliance Certificate relates, the aggregate contribution to Total Asset Value of all Wholly Owned Subsidiaries that are not Guarantors, Foreign Subsidiaries or Excluded Subsidiaries does not exceed 1% of Total Asset Value. “May 2024 Term Loan” means a loan made by a May 2024 Term Loan Lender pursuant to Section 2.2.(a) (or any conversion or continuation thereof). As of the Effective Date, the aggregate principal amount of May 2024 Term Loans of each Lender is as set forth on Schedule I hereto (as it may be modified (a) as a result of any assignment that has become effective pursuant to Section 12.5. or (b) otherwise from time to time pursuant to the terms hereof). “May 2024 Term Loan Commitment” means, for each Lender, the obligation, if any, of such Lender to make May 2024 Term Loans to the Company on the “First Amendment Effective Date” as defined in the Existing Credit Agreement. As of May 16, 2024, the aggregate amount of the Lenders’ May 2024 Term Loan Commitments was $200,000,000. “May 2024 Term Loan Facility” means, at any time, the aggregate principal amount of the May 2024 Term Loans of all May 2024 Term Loan Lenders outstanding at such time. “May 2024 Term Loan Lender” means, as of any date of determination, a Lender having a May 2024 Term Loan.

- 33 - “May 2024 Term Loan Note” means a promissory note of the Company substantially in the form of Exhibit G-2, payable to the order of a Lender in a principal amount equal to the amount of the May 2024 Term Loans made by such Lender. “May 2024 Term Loan Termination Date” means May 14, 2027, any later date as may be specified in accordance with Section 2.20 or any earlier date on which the May 2024 Term Loans are due in full pursuant to the terms hereof. “Moody’s” means Moody’s Investors Service, Inc. and its successors. “Mortgage Receivable” means the principal amount of an obligation owing to a Person that is secured by a mortgage, deed of trust, deed to secure debt or similar security instrument granting a Lien on real property as security for the payment of such obligation. “Multiemployer Plan” means at any time a multiemployer plan within the meaning of Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has any outstanding liability or has within the preceding six plan years made contributions, including for these purposes any Person which ceased to be a member of the ERISA Group during such six-year period. “Negative Pledge” means, with respect to a given asset, any provision of a document, instrument or agreement (other than any Loan Document or Specified Derivatives Contract) which prohibits or purports to prohibit the creation or assumption of any Lien on such asset as security for Indebtedness of the Person owning such asset or any other Person (unless such prohibition does not apply to Liens securing the Obligations); provided, however, that (i) an agreement that conditions a Person’s ability to encumber its assets upon the maintenance of one or more specified ratios that limit such Person’s ability to encumber its assets but that do not generally prohibit the encumbrance of its assets, or the encumbrance of specific assets, (ii) an agreement relating to Unsecured Indebtedness containing restrictions substantially similar to, or taken as a whole, not more restrictive than, the restrictions contained in the Loan Documents (as determined by the Company in good faith), (iii) Permitted Transfer Restrictions and (iv) Permitted Sale Restrictions, in each case, shall not constitute a Negative Pledge. “Net Operating Income” or “NOI” means, for any Property and for a given period, the amount by which the Gross Operating Revenues of such Property for such period exceed the Gross Operating Expenses of such Property for such period. “New Property” means each Hotel Property acquired by the Company or any Subsidiary or any Unconsolidated Affiliate (as the case may be) from the date of acquisition for a period of four full fiscal quarters after the acquisition thereof, provided, however, that, upon the Seasoned Date for any New Property (or any earlier date selected by the Company), such New Property shall be converted to a Seasoned Property and shall cease to be a New Property. “Non-Consenting Lender” means any Lender that does not approve any consent, approval, amendment or waiver that (a) requires the consent of all Lenders or all affected Lenders in accordance with the terms of Section 12.6. and (b) has been approved by the Requisite Lenders. “Non-Defaulting Lender” means, at any time, each Lender that is not a Defaulting Lender at such time. “Non-Extending Lender” has the meaning given that term in Section 2.20.(b).

- 34 - “Nonrecourse Indebtedness” means, with respect to a Person, Indebtedness for borrowed money in respect of which recourse for payment (except for Customary Non-Recourse Exceptions) is contractually limited to specific assets of such Person encumbered by a Lien securing such Indebtedness; provided, however, except with respect to Indebtedness of any Loan Party or any Eligible Property Subsidiary, such Indebtedness may be recourse to the Person or Persons that own the assets encumbered by the Lien securing such Indebtedness so long as (x) such Person or Persons do not own any assets that are not subject to such Lien (other than assets customarily excluded from an all assets financing) and (y) in the event such Person or Persons directly or indirectly own Equity Interests in any other Person, all assets of such Person or Persons (other than assets customarily excluded from an all assets financing) are also encumbered by the Lien securing such financing. “Note” means a Revolving Note, a Term Loan Note or a Bid Rate Note. “Notice of Borrowing” means a notice substantially in the form of Exhibit D (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.1.(b) evidencing the applicable Borrower’s request for a borrowing of Revolving Loans or pursuant to Section 2.17.(c) for the borrowing of an Incremental Term Loan Advance. “Notice of Continuation” means a notice substantially in the form of Exhibit E (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.10. evidencing the applicable Borrower’s request for the Continuation of a Term SOFR Loan. “Notice of Conversion” means a notice substantially in the form of Exhibit F (or such other form reasonably acceptable to the Administrative Agent and containing the information required in such Exhibit) to be delivered to the Administrative Agent pursuant to Section 2.11. evidencing the applicable Borrower’s request for the Conversion of a Loan from one Type to another Type. “Obligations” means, individually and collectively: (a) the aggregate principal balance of, and all accrued and unpaid interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on, all Loans; (b) all Reimbursement Obligations and all other Letter of Credit Liabilities; and (c) all other indebtedness, liabilities, obligations, covenants and duties of any Borrower or any of the other Loan Parties owing to the Administrative Agent, any Issuing Bank or any Lender of every kind, nature and description, under or in respect of this Agreement or any of the other Loan Documents, including, without limitation, the Fees and indemnification obligations, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any promissory note. For the avoidance of doubt, “Obligations” shall not include any indebtedness, liabilities, obligations, covenants or duties in respect of Specified Derivatives Contracts or Specified Cash Management Agreements. “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control. “Off-Balance Sheet Obligations” means, with respect to any Person, liabilities and obligations of such Person or any of its Subsidiaries in respect of “off-balance sheet arrangements” (as defined in Item 303(a)(4)(ii) of Regulation S-K promulgated under the Securities Act) which such Person would be required to disclose in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of such Person’s report on Form 10-Q or Form 10-K (or their equivalents) which such Person is required to file with the SEC (or any Governmental Authority substituted therefor).

- 35 - “Operating Lessee” means, with respect to a Hotel Property, the Subsidiary of the Company that leases such Hotel Property from a Subsidiary of the Company that is the owner or ground lessee of such Hotel Property. “Operating Property Value” means, at any date of determination, (a) for each Seasoned Property, (i) the Adjusted NOI for such Property for the applicable Test Period divided by (ii) the applicable Capitalization Rate (provided that, unless the Company shall otherwise have irrevocably elected by written notice to the Administrative Agent to have such Property valued as a Seasoned Property pursuant to this clause (a) without giving effect to this parenthetical, for Hilton New York, (i) if the Appraisal used to determine the Appraised Value is less than or equal to two years old, the Operating Property Value of Hilton New York shall be equal to the Appraised Value set forth in such Appraisal and (ii) if the Appraisal used to determine the Appraised Value is more than two years old, such Property shall be a Seasoned Property, and its Operating Property Value shall be determined pursuant to this clause (a) without giving effect to clause (i) of this parenthetical), (b) for each New Property, the GAAP book value for such New Property (until the Seasoned Date, or earlier at the Company’s election), and (c) for each Major Renovation Property, the greater of (i) (x) the Adjusted NOI for such Property for the Test Period ended immediately prior to the designation of such Property as a Major Renovation Property divided by (y) the applicable Capitalization Rate, and (ii) the GAAP undepreciated book value for such Major Renovation Property; provided such Major Renovation Property shall only be eligible for valuation pursuant to this clause (c) for six fiscal quarters following the commencement of the renovation of such Major Renovation Property; provided, that if the Adjusted NOI for any applicable Property under clause (a) or (c) above shall be less than zero, such Adjusted NOI for such applicable Property shall be deemed to be zero solely for purposes of calculating Operating Property Value. “Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 4.6.). “Outbound Investment Rules” means the regulations administered and enforced, together with any related public guidance issued, by the United States Treasury Department under U.S. Executive Order 14105 of August 9, 2023, or any similar law or regulation, and as codified at 31 C.F.R. § 850.101 et seq. “Overnight Rate” means, for any day, the greater of (a) the Federal Funds Rate and (b) an overnight rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

- 36 - “Ownership Share” means, with respect to any Subsidiary of a Person (other than a Wholly Owned Subsidiary) or any Unconsolidated Affiliate of a Person, the greater of (a) such Person’s relative nominal direct and indirect ownership interest (expressed as a percentage) in such Subsidiary or Unconsolidated Affiliate or (b) such Person’s relative direct and indirect economic interest (calculated as a percentage) in such Subsidiary or Unconsolidated Affiliate determined in accordance with the applicable provisions of the declaration of trust, articles or certificate of incorporation, articles of organization, partnership agreement, joint venture agreement or other applicable organizational document of such Subsidiary or Unconsolidated Affiliate. “Parent” has the meaning given to that term in the introductory paragraph hereof and shall include the Parent’s successors and permitted assigns. “Parent Entity” means each of the Parent and any Subsidiary of the Parent that owns, directly or indirectly, any Equity Interests of the Company. “Participant” has the meaning given that term in Section 12.5.(d). “Participant Register” has the meaning given that term in Section 12.5.(d). “Patriot Act” means The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107-56 (signed into law October 26, 2001)). “Payment Recipient” has the meaning given that term in Section 11.12.(a). “PBGC” means the Pension Benefit Guaranty Corporation and any successor agency. “Permitted Chesapeake Equity Restrictions” means restrictions on the pledge or transfer of Equity Interests arising under Secured Indebtedness of the Specified Chesapeake Subsidiaries existing as of June 14, 2019 to which PK Domestic LLC and its Subsidiaries become subject on or after June 14, 2019 in connection with the merger of Chesapeake Lodging Trust with and into a Subsidiary of PK Domestic LLC pursuant to the PK Merger Agreement (it being understood that such restrictions on the pledge or transfer of Equity Interests may be amended after June 14, 2019 in a manner customary for amendments to Secured Indebtedness of a target being assumed in an acquisition transaction or otherwise not materially adverse to the Lenders); provided that any such restrictions that (i) restrict the pledge of the direct Equity Interests in one or more Eligible Property Subsidiaries that own (or ground lease pursuant to a Qualified Ground Lease) an Eligible Property included in the calculation of Unencumbered Asset Value or (ii) otherwise limit the ability of one or more Eligible Property Subsidiaries to become a Guarantor, shall not constitute Permitted Chesapeake Equity Restrictions. “Permitted Environmental Liens” means any Lien arising out of or related to any Environmental Laws, which Lien consists solely of restrictions on the use of real property that do not materially detract from the profitable operation of such property in the business of the Parent, the Company and its other Subsidiaries. “Permitted Equity Liens” means, with respect to any Equity Interests of a Person, Permitted Liens of the type described in clauses (a)(i), (e), (h) or (m) of the definition of Permitted Liens. “Permitted JV/Mortgage Restrictions” means, solely to the extent applicable to any Subsidiary (other than an Eligible Property Subsidiary), restrictions on transfer, lien or pledge grants and changes in beneficial ownership arising out of documents governing (i) any Subsidiary that is not a Wholly Owned

- 37 - Subsidiary and any other joint venture (including buy-sell rights, rights of first refusal, rights of first offer and other purchase rights) and (ii) any permitted Secured Indebtedness of any Subsidiary or joint venture. “Permitted Liens” means, with respect to any asset or property of a Person: (a) (i) Liens securing taxes, assessments and other charges or levies imposed by any Governmental Authority (excluding any Lien imposed pursuant to any of the provisions of ERISA or pursuant to any Environmental Laws (other than Permitted Environmental Liens)); (ii) the claims of materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, which, in each case, (x) are not at the time required to be paid or discharged under Section 7.6., (y) are promptly bonded over in the amount of such claim, or (z) are being contested in good faith by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of the Company in accordance with GAAP; or (iii) Permitted Environmental Liens; (b) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance or any similar Applicable Law; (c) Liens (i) consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property (including any condominium ownership form that is of record), or (ii) securing non-material obligations (other than Liens securing Secured Indebtedness) arising in the ordinary course of business in connection with the use or ownership of any Hotel Property to the extent such obligation (A) is not more than 30 days past the date on which the Company shall have knowledge that such obligation is past due or (B) is bonded over in the amount of such obligation as determined by the Administrative Agent in its reasonable discretion, and in the case of each of clause (c)(i) and (c)(ii), which do not materially detract from the value of such property or impair in any material respect the intended use thereof in the business of such Person; (d) the rights of tenants and landlords under leases (including ground leases) or subleases, managers under management agreements or franchisors under franchise agreements, in each case, not interfering with the ordinary conduct of business of such Person; (e) Liens in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties; (f) judgment and attachment liens on Properties in respect of judgments and attachments not constituting an Event of Default; (g) (i) Capitalized Lease Obligations and purchase money obligations in respect of personal property, in an aggregate amount (excluding any purchase money obligations associated with trade payables that do not constitute Indebtedness) with respect to the Eligible Properties not to exceed 1.0% of the Unencumbered Asset Value in the aggregate and (ii) any ground lease that constitutes a Capitalized Lease Obligation; (h) to the extent constituting a Lien, any Permitted Transfer Restrictions and any Permitted Sale Restrictions; (i) Liens identified in Schedule 1.1.(b) hereto; (j) Liens and other quasi-security arrangements arising under foreign law or in any foreign jurisdiction and substantially similar in nature to the Liens described in clauses (a) through (h);

- 38 - (k) solely with respect to any portion of a Property that is not a Core Hotel Property, any other Lien not otherwise described in clauses (a) through (j) above so long as such Lien does not secure (i) Indebtedness of the type described in clauses (a), (b)(i), (b)(ii), (c) (other than to the extent permitted pursuant to clause (g) above), (d) or (h) of the definition of Indebtedness or (ii) any Guarantee of the Indebtedness described in the foregoing sub-clause (i) of this clause (k); (l) [reserved]; and (m) Liens on non-voting preferred shares issued by any REIT that is a Wholly Owned Subsidiary of the Parent, to the extent not granted by the Parent or any of its Subsidiaries. “Permitted Sale Restrictions” means obligations, encumbrances or restrictions contained in any Hotel Sale Agreement restricting the creation of Liens on, or the sale, transfer or other disposition of Equity Interests or property that is subject to, such Hotel Property pending such sale; provided that the encumbrances and restrictions apply only to the Subsidiary or assets that are subject to such Hotel Sale Agreement. “Permitted Transfer Restrictions” means (a) reasonable and customary restrictions on transfer, mortgage liens, pledges and changes in beneficial ownership arising under Management Agreements, Franchise Agreements and ground leases entered into in the ordinary course of business (including in connection with any acquisition or development of any applicable Hotel Property, without regard to the transaction value), including rights of first offer or refusal arising under such agreements and leases, in each case, that limit, but do not prohibit, sale or mortgage transactions, (b) reasonable and customary obligations, encumbrances or restrictions contained in agreements not constituting Indebtedness entered into with limited partners or members of the Company or of any other Subsidiary imposing obligations in respect of contingent obligations to make any tax “make whole” or similar payment arising out of the sale or other transfer of assets reasonably related to such limited partners’ or members’ interest in the Company or such Subsidiary pursuant to “tax protection” or other similar agreements, (c) Permitted Chesapeake Equity Restrictions and (d) restrictions arising under Section 5.3(c), (d) or (i) of the Tax Matters Agreement (as defined in the Distribution Agreement). “Person” means any natural person, corporation, limited partnership, general partnership, joint stock company, limited liability company, limited liability partnership, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity, or any other nongovernmental entity, or any Governmental Authority. “PK Domestic LLC” has the meaning given to that term in the recitals to this Agreement. “PK Domestic REIT” means PK Domestic REIT Inc., a Delaware corporation and Wholly Owned Subsidiary of the Parent. “Plan” means at any time an employee pension benefit plan (other than a Multiemployer Plan) which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (a) is maintained, or contributed to, by any member of the ERISA Group or with respect to which any member of the ERISA Group has outstanding liability or (b) has at any time within the preceding six years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group. “Post-Default Rate” means, (a) in respect of any principal of any Loan or any Reimbursement Obligation that is not paid when due, the rate otherwise applicable plus an additional two percent (2%) per annum and (b) with respect to any other Obligation that is not paid when due (whether at stated maturity,

- 39 - by acceleration, by mandatory prepayment or otherwise) a rate per annum equal to the Base Rate as in effect from time to time plus the Applicable Margin for Revolving Loans that are Base Rate Loans plus two percent (2%). “Preferred Dividends” means, for any period and without duplication, all Restricted Payments paid during such period on Preferred Equity Interests issued by the Parent, the Company or any of their Subsidiaries. Preferred Dividends shall not include dividends or distributions (a) paid or payable solely in Equity Interests (other than Mandatorily Redeemable Stock) payable to holders of such class of Equity Interests, (b) paid or payable to the Parent, the Company or any of their Subsidiaries, or (c) constituting or resulting in the redemption of Preferred Equity Interests, other than scheduled redemptions not constituting balloon, bullet or similar redemptions in full. “Preferred Equity Interests” means, with respect to any Person, Equity Interests in such Person which are entitled to preference or priority over any other Equity Interest in such Person in respect of the payment of dividends or distribution of assets upon liquidation or both. “Prime Rate” means, at any time, the rate of interest per annum publicly announced from time to time by the Lender then acting as the Administrative Agent as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in such prime rate occurs. The parties hereto acknowledge that the rate announced publicly by the Lender acting as Administrative Agent as its prime rate is an index or base rate and shall not necessarily be its lowest or best rate charged to its customers or other banks. “Principal Office” means the office of the Administrative Agent located at 600 South 4th Street, 10th Floor, Minneapolis, Minnesota 55415, or any other subsequent office that the Administrative Agent shall have specified as the Principal Office by written notice to the Company and the Lenders. “Pro Rata Share” means, as to each Lender as of any date of determination, the ratio, expressed as a percentage of (a) (i) the aggregate amount of such Lender’s Revolving Commitments, plus (ii) the amount of such Lender’s unused Term Loan Commitments, plus (iii) the amount of such Lender’s outstanding Term Loans to (b) (i) the aggregate amount of all Revolving Commitments of all Lenders, plus (ii) the aggregate amount of the unused Term Loan Commitments of all Lenders, plus (iii) the aggregate amount of all outstanding Term Loans of all Lenders; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the portion of “Pro Rata Share” attributable to Revolving Commitments shall be computed based on the unpaid principal amount of all outstanding Revolving Loans, Bid Rate Loans and Letter of Credit Liabilities as of such date. If at the time of determination all Revolving Commitments have terminated or been reduced to zero and there are no outstanding Loans or Letter of Credit Liabilities, then the Pro Rata Shares of the Lenders shall be determined as of the most recent date on which Revolving Commitments were in effect or Loans or Letter of Credit Liabilities were outstanding. “Property” means a parcel of real property and the improvements thereon (including in connection with any 1031 exchange transaction, any property treated as real property for purposes of Section 1031 of the Code) owned or ground leased (or other substantially comparable form of lease in the case of real property located in a foreign jurisdiction) (in whole or in part) by the Parent or any of its Subsidiaries (or, if applicable, Unconsolidated Affiliates). “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor as any such exemption may be amended from time to time. “QFC” has the meaning given that term in Section 12.10.(b).

- 40 - “QFC Credit Support” has the meaning given that term in Section 12.10. “QI” has the meaning given that term in the definition of “1031 Property”. “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes or would become effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. “Qualified Ground Lease” means, with respect to a Core Hotel Property, a ground lease (or, in the case of a Core Hotel Property located in a foreign jurisdiction, other substantially comparable long-term leasehold interest) that: (a) either (i) has a remaining term (including renewal options that are exercisable without condition) of not less than thirty-five (35) years (or, with respect to the Properties commonly known as Hilton Orlando Lake Buena Vista and Hyatt Regency San Diego Mission Bay & Spa, thirty (30) years) at the time the applicable Hotel Property is first included as an Eligible Property, (ii) contains an unconditional end-of-term purchase option in favor of the lessee for consideration that is less than 2.5% of the Fair Market Value of the Hotel Property or (iii) provides that the lessee’s leasehold interest therein automatically becomes a fee-owned interest at the end of the term (it being acknowledged and agreed that the ground leases listed on Schedule 1.1.(a) shall constitute Qualified Ground Leases notwithstanding their shorter terms); (b) with respect to any domestic Core Hotel Property, permits a leasehold mortgage (it being acknowledged and agreed that any Permitted Transfer Restrictions shall not violate this clause (b)); and (c) with respect to any domestic Core Hotel Property, provides that such lease may not be terminated by the ground lessor without prior notice to the leasehold mortgagee and an opportunity for such leasehold mortgagee to cure any default by the lessee (including adequate time for the leasehold mortgagee to obtain possession to effect such cure). “Rating Agency” means S&P, Moody’s, Fitch or any other nationally recognized securities rating agency selected by the Company and approved of by the Administrative Agent in writing. “Ratings-Based Applicable Margin” means, with respect to the Revolving Credit Facility or the Term Loan Facilities, as applicable, or with respect to facility fees payable hereunder, as the case may be, the applicable percentage rate set forth in the table below corresponding to the level (each a “Level”) into which the Company’s Credit Rating then falls.

Level	Company's Credit Rating (S&P/Moody's or equivalent)	Revolving Credit Facility Applicable Margin for Term SOFR Loans and Daily SOFR Loans	Revolving Credit Facility Applicable Margin for Base Rate Loans	Term Loan Facilities Applicable Margin for Term SOFR Loans and Daily SOFR Loans	Term Loan Facilities Applicable Margin for Base Rate Loans	Facility Fee
1	A-/A3 (or equivalent) or higher	0.725%	0.00%	0.80%	0.00%	0.125%
2	BBB+/Baa1 (or equivalent)	0.775%	0.00%	0.85%	0.00%	0.150%
3	BBB/Baa2 (or equivalent)	0.850%	0.00%	0.95%	0.00%	0.200%
4	BBB-/Baa3 (or equivalent)	1.050%	0.05%	1.20%	0.20%	0.250%
5	Lower than BBB-/Baa3 (or equivalent) or unrated	1.400%	0.40%	1.60%	0.60%	0.300%

During any period that the Company has received three Credit Ratings that are not equivalent, the Ratings-Based Applicable Margin shall be determined based on the Level corresponding to (a) the highest Credit Rating if the highest Credit Rating and the second-highest Credit Rating differ by only one Level or (b) the average of the two highest Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Ratings-Based Applicable Margin will be based on the Credit Rating one Level below the Level corresponding to the highest Credit Rating). During any period for which the Company has received only two Credit Ratings and such Credit Ratings are not equivalent, the Ratings-Based Applicable Margin and Facility Fee will be determined by (i) the highest Credit Rating if they differ by only one Level or (ii) the average of the two Credit Ratings if they differ by two or more Levels (unless the average is not a recognized Level, in which case the Ratings-Based Applicable Margin and Facility Fee will be based on the Credit Rating one Level below the Level corresponding to the higher Credit Rating). During any period for which the Company has received no Credit Rating from Fitch, if the Company also ceases to have a Credit Rating from one of S&P or Moody's, then the Ratings-Based Applicable Margin shall be determined based on the remaining such Credit Rating. Notwithstanding any Credit Rating from Fitch, during any period in which the Company has not (a) received a Credit Rating from either S&P or Moody's corresponding to Level 4 or better or (b) received a Credit Rating from any Rating Agency, the Ratings-Based Applicable Margin and Facility Fee shall be determined based on Level 5.

On the Investment Grade Pricing Effective Date, the Ratings-Based Applicable Margin shall be determined based upon the Credit Rating(s) specified in the certificate delivered pursuant to clause (ii) of

- 41 -

- 42 - the definition of “Investment Grade Pricing Effective Date”. Thereafter, any change in the Company’s Credit Rating which would cause it to move to a different Level shall be effective as of the first day of the first calendar month immediately following receipt by the Administrative Agent of written notice delivered by the Company in accordance with the Loan Documents that the Company’s Credit Rating has changed; provided, however, that if the Company has not delivered such required notice but the Administrative Agent becomes aware that the Company’s Credit Rating has changed, then the Administrative Agent may, in its sole discretion and upon written notice to the Company and the Lenders, adjust the Level effective as of the first day of the first calendar month following the date on which the Administrative Agent becomes aware that the Company’s Credit Rating has changed. “Recipient” means (a) the Administrative Agent, (b) any Lender and (c) any Issuing Bank, as applicable. “Register” has the meaning given that term in Section 12.5.(c). “Regulation T” means Regulation T of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation U” means Regulation U of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulation X” means Regulation X of the Board as from time to time in effect and all official rulings and interpretations thereunder or thereof. “Regulatory Change” means, with respect to any Lender, any change effective after the Effective Date in Applicable Law (including, without limitation, Regulation D of the Board) or the adoption or making after such date of any interpretation, directive or request applying to a class of banks, including such Lender, of or under any Applicable Law (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) by any Governmental Authority or monetary authority charged with the interpretation or administration thereof or compliance by any Lender with any request or directive regarding capital adequacy or liquidity. Notwithstanding anything herein to the contrary, (a) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (b) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Regulatory Change”, regardless of the date enacted, adopted, implemented or issued. “Reimbursement Obligation” means the absolute, unconditional and irrevocable obligation of a Borrower to reimburse an Issuing Bank for any drawing honored by such Issuing Bank under a Letter of Credit issued by such Issuing Bank. “REIT” means a Person qualifying for treatment as a “real estate investment trust” within the meaning of Section 856 of the Internal Revenue Code. “Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, shareholders, directors, trustees, officers, employees, agents, counsel, other advisors and representatives of such Person and of such Person’s Affiliates and each of their respective heirs, successors and assigns.

- 43 - “Relevant Governmental Body” means the Board or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board or the Federal Reserve Bank of New York, or any successor thereto. “Required Delivery Date” means the date not later than the date on which the Compliance Certificate is required to be delivered with respect to any fiscal quarter (or fiscal year in the case of the fourth fiscal quarter) during which any of the conditions in Section 7.13. shall apply (or such later date as the Administrative Agent may agree). “Requisite Lenders” means, as of any date, Lenders having more than 50% of the sum of (a) the aggregate amount of the Revolving Commitments of all of the Lenders (or, if the Revolving Commitments have been terminated or reduced to zero, Lenders holding more than 50% of the principal amount of the aggregate outstanding Revolving Loans and Letter of Credit Liabilities), plus (b) the aggregate unused Term Loan Commitments, plus (c) the aggregate outstanding principal amount of the Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the pro rata shares of the Lenders shall be redetermined, for voting purposes only, to exclude the pro rata shares of such Defaulting Lenders, and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean less than two Lenders. For purposes of this definition, a Lender shall be deemed to hold a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite May 2024 Term Loan Lenders” means, as of any date, May 2024 Term Loan Lenders having more than 50% of the sum of (a) the aggregate unused May 2024 Term Loan Commitments, plus (b) the aggregate outstanding principal amount of the May 2024 Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the pro rata shares of the Lenders shall be redetermined, for voting purposes only, to exclude the pro rata shares of such Defaulting Lenders, and (ii) at all times when two or more May 2024 Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite May 2024 Term Loan Lenders” shall in no event mean less than two May 2024 Term Loan Lenders. “Requisite Revolving Lenders” means, as of any date, (a) Revolving Lenders having more than 50% of the aggregate amount of the Revolving Commitments of all of the Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, Revolving Lenders holding more than 50% of the principal amount of the aggregate outstanding Revolving Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the pro rata shares of the Lenders shall be redetermined, for voting purposes only, to exclude the pro rata shares of such Defaulting Lenders, and (ii) at all times when two or more Revolving Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Revolving Lenders” shall in no event mean less than two Revolving Lenders. For purposes of this definition, a Lender shall be deemed to hold a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation. “Requisite September 2025 Term Loan Lenders” means, as of any date, September 2025 Term Loan Lenders having more than 50% of the sum of (a) the aggregate unused September 2025 Term Loan Commitments, plus (b) the aggregate outstanding principal amount of the September 2025 Term Loans; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the pro rata shares of the Lenders shall be redetermined, for voting purposes only, to exclude the pro rata shares of such Defaulting Lenders, and (ii) at all times when two or more September 2025 Term Loan Lenders (excluding Defaulting Lenders) are party to this Agreement, the

- 44 - term “Requisite September 2025 Term Loan Lenders” shall in no event mean less than two September 2025 Term Loan Lenders. “Resigning Lender” has the meaning given that term in Section 11.8. “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Responsible Officer” means the chief executive officer, chief financial officer or treasurer of the Parent or the Company. “Restricted Payment” means: (a) any dividend or other distribution, direct or indirect, on account of any Equity Interest of the Parent or any of its Subsidiaries now or hereafter outstanding; (b) any redemption, conversion, exchange, retirement, sinking fund or similar payment, purchase or other acquisition for value, direct or indirect, of any Equity Interests of the Parent or any of its Subsidiaries now or hereafter outstanding; and (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire any Equity Interests of the Parent or any of its Subsidiaries now or hereafter outstanding; in the case of each of (a), (b) and (c), other than a payment, redemption, exchange or similar transaction to the extent the consideration paid by the Parent or any of its Subsidiaries is shares of Equity Interests that do not constitute Mandatorily Redeemable Stock. “Revolving Commitment” means, as to each Revolving Lender, such Lender’s obligation to make Revolving Loans pursuant to Section 2.1. and to issue (in the case of an Issuing Bank) and to participate (in the case of the other Revolving Lenders) in Letters of Credit pursuant to Section 2.4.(i), in an amount up to, but not exceeding, the amount set forth for such Revolving Lender on Schedule I as such Lender’s “Revolving Commitment Amount” or as set forth in any applicable Assignment and Assumption, or agreement executed by a Person becoming a Revolving Lender in accordance with Section 2.17., as the same may be reduced from time to time pursuant to Section 2.13. or increased or reduced as appropriate to reflect any assignments to or by such Lender effected in accordance with Section 12.5. or increased as appropriate to reflect any increase in Revolving Commitments effected in accordance with Section 2.17. As of the Effective Date, the aggregate amount of the Lenders’ Revolving Commitments is $1,000,000,000. “Revolving Commitment Percentage” means, as to each Lender with a Revolving Commitment, the ratio, expressed as a percentage, of (a) the amount of such Lender’s Revolving Commitment to (b) the aggregate amount of the Revolving Commitments of all Lenders; provided, however, that if at the time of determination the Revolving Commitments have been terminated or been reduced to zero, the “Revolving Commitment Percentage” of each Lender with a Revolving Commitment shall be the “Revolving Commitment Percentage” of such Lender in effect immediately prior to such termination or reduction. “Revolving Credit Exposure” means, as to any Lender at any time, the aggregate principal amount at such time of its outstanding Revolving Loans and such Lender’s participation in Letter of Credit Liabilities at such time. “Revolving Credit Facility” means, at any time, the aggregate Revolving Commitments at such time. “Revolving Credit Termination Date” means September 17, 2029, or such later date to which the Revolving Credit Termination Date may be extended pursuant to Section 2.14 or 2.20. “Revolving Lender” means a Lender having a Revolving Commitment and/or holding any Revolving Loans.

- 45 - “Revolving Loan” means a loan made by a Lender to a Borrower pursuant to Section 2.1.(a). “Revolving Note” means a promissory note of the Borrowers substantially in the form of Exhibit G-1, payable to the order of a Lender in a principal amount equal to the amount of such Lender’s Revolving Commitment. “S&P” means Standard & Poor’s Global Ratings, a Standard & Poor’s Financial Services LLC business, or any successor. “Sanctioned Country” means, at any time, a country, territory or region which is itself the subject or target of any Sanctions. “Sanctioned Person” means, at any time, any Person that is the subject of Sanctions, including (a) any Person listed in any Sanctions-related list of designated Persons maintained by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, His Majesty’s Treasury, the European Union, Global Affairs Canada or any other Governmental Authority, (b) any Person organized or resident in a Sanctioned Country, (c) an agency of the government of a Sanctioned Country or (d) any Person fifty percent (50%) or more owned by any Persons or agencies described in any of the preceding clauses (a) through (c). “Sanctions” means any sanctions or trade embargoes imposed, administered or enforced by any Governmental Authority of the United States of America, including without limitation, OFAC or the U.S. Department of State, or by the United Nations Security Council, His Majesty’s Treasury, the European Union, Global Affairs Canada or any other Governmental Authority. “Seasoned Date” means the first day on which an acquired Hotel Property has been owned for four (4) full fiscal quarters following the date of acquisition. “Seasoned Property” means (a) each Hotel Property (other than a New Property or a Development/Redevelopment Property) owned in fee simple by, or subject to a ground lease to, the Company or any of its Subsidiaries or Unconsolidated Affiliates and (b) upon the occurrence of the Seasoned Date of any New Property or election by the Company with respect to any New Property or Development/Redevelopment Property, such Hotel Property. “SEC” means the U.S. Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions. “Secured Indebtedness” means, with respect to a Person as of a given date, the aggregate principal amount of all Indebtedness of such Person outstanding on such date that is secured in any manner by any Lien on any Property or (to the extent hereinafter provided) any Equity Interests; provided, however, that Indebtedness of the type described in clause (g) of the definition of Indebtedness shall not constitute Secured Indebtedness. Notwithstanding the foregoing, Indebtedness that is secured by a pledge of Equity Interests and not by Property owned by the issuer of such Equity Interests shall constitute Secured Indebtedness only if such Property also secures Indebtedness of such issuer. “Secured Leverage Ratio” has the meaning given that term in Section 9.1.(c). “Securities Act” means the Securities Act of 1933. “September 2025 Term Loan” means a loan made by a September 2025 Term Loan Lender pursuant to Section 2.2.(b) (or any conversion or continuation thereof).

- 46 - “September 2025 Term Loan Availability Period” means the period from and including the Effective Date to and including September 17, 2026. “September 2025 Term Loan Commitment” means, for each Lender, the obligation, if any, of such Lender to make September 2025 Term Loans to the Company, as set forth in Schedule I, as it may be modified (a) as a result of any assignment that has become effective pursuant to Section 12.5. or (b) otherwise from time to time pursuant to the terms hereof. As of the Effective Date, the aggregate amount of the Lenders’ September 2025 Term Loan Commitments is $800,000,000. “September 2025 Term Loan Facility” means, at any time, the aggregate September 2025 Term Loan Commitments of all September 2025 Term Loan Lenders outstanding at such time, or, if the September 2025 Term Loan Commitments have been reduced to zero at such time, the aggregate principal amount of the September 2025 Term Loans of all September 2025 Term Loan Lenders outstanding at such time. “September 2025 Term Loan Lender” means, as of any date of determination, a Lender having a September 2025 Term Loan Commitment. “September 2025 Term Loan Note” means a promissory note of the Company substantially in the form of Exhibit G-3, payable to the order of a Lender in a principal amount equal to the amount of the September 2025 Term Loan Commitments of or September 2025 Term Loans made by such Lender. “September 2025 Term Loan Termination Date” means January 2, 2030, any later date as may be specified in accordance with Section 2.14. or 2.20. or any earlier date on which the September 2025 Term Loans are due in full pursuant to the terms hereof. “Simple SOFR Determination Day” has the meaning assigned thereto in the definition of “Daily Simple SOFR”. “Simple SOFR Rate Day” has the meaning assigned thereto in the definition of “Daily Simple SOFR”. “SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” means the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Administrator’s Website” means the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time. “SOFR Auction” means a solicitation of Bid Rate Quotes setting forth SOFR Margin Loans based on SOFR pursuant to Section 2.3. “SOFR Loan” means any Daily SOFR Loan or Term SOFR Loan, as the context may require. “SOFR Margin” has the meaning given that term in Section 2.3.(c)(ii)(D). “SOFR Margin Loan” means a Bid Rate Loan the interest rate on which is determined on the basis of SOFR pursuant to a SOFR Auction.

- 47 - “Solvent” means, when used with respect to any Person, that (a) the fair value and the fair salable value of its assets (excluding any Indebtedness due from any Affiliate of such Person) are each in excess of the fair valuation of its total existing debts and liabilities (including all contingent liabilities), as such value and such liabilities are determined in accordance with Section 101 of the Bankruptcy Code or Sections 1 and 2 of the Uniform Fraudulent Transfer Act; (b) such Person is able to generally pay its debts or other obligations in the ordinary course as they mature; and (c) such Person has capital not unreasonably small to carry on its business and all business in which it proposes to be engaged. “Specified Cash Management Agreement” means any Cash Management Agreement that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Cash Management Bank, and which was not prohibited by any of the Loan Documents when made or entered into. “Specified Cash Management Bank” means any Person that (a) at the time it enters into a Cash Management Agreement with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Effective Date), is a party to a Cash Management Agreement with a Loan Party, in each case in its capacity as a party to such Cash Management Agreement. “Specified Chesapeake Subsidiaries” means each of CHSP Boston II LLC (and CHSP TRS Boston II LLC, its operating lessee) and CHSP Denver LLC (and CHSP TRS Denver LLC, its operating lessee). “Specified Derivatives Contract” means any Derivatives Contract that is made or entered into at any time, or in effect at any time now or hereafter, whether as a result of an assignment or transfer or otherwise, between or among any Loan Party and any Specified Derivatives Provider, and which was not prohibited by any of the Loan Documents when made or entered into. “Specified Derivatives Obligations” means all indebtedness, liabilities, obligations, covenants and duties of a Loan Party under or in respect of any Specified Derivatives Contract, whether direct or indirect, absolute or contingent, due or not due, liquidated or unliquidated, and whether or not evidenced by any written confirmation. “Specified Derivatives Provider” means any Person that (a) at the time it enters into a Specified Derivatives Contract with a Loan Party, is a Lender or an Affiliate of a Lender or (b) at the time it (or its Affiliate) becomes a Lender or the Administrative Agent (including on the Effective Date), is a party to a Specified Derivatives Contract with a Loan Party, in each case in its capacity as a party to such Specified Derivatives Contract. “SPTs” has the meaning given to that term in Section 1.5.(a). “Stated Amount” means the amount available to be drawn by a beneficiary under a Letter of Credit from time to time, as such amount may be increased or reduced from time to time in accordance with the terms of such Letter of Credit; provided, however, except for purposes of calculating the outstanding Indebtedness of the Parent and its Subsidiaries at any time, with respect to any Letter of Credit that, by its terms or the terms of any documents related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time.

- 48 - “Subsidiary” means, for any Person, any corporation, partnership, limited liability company, trust or other entity of which at least a majority of the Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, trustees or other individuals performing similar functions of such corporation, partnership, limited liability company, trust or other entity (without regard to the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person, and shall include all Persons the accounts of which are consolidated with those of such Person pursuant to GAAP. “Subsidiary Borrower” means any Eligible Domestic Subsidiary that becomes a Subsidiary Borrower pursuant to Section 2.19. and that has not ceased to be a Subsidiary Borrower pursuant to such Section. “Subsidiary Guarantor Period” means any period commencing on the occurrence of a Subsidiary Guarantor Trigger Date and ending on the Subsidiary Guarantor Release Date subsequent to such Subsidiary Guarantor Trigger Date. “Subsidiary Guarantor Release” has the meaning given that term in Section 7.14(a). “Subsidiary Guarantor Release Certificate” has the meaning given that term in Section 7.14.(b)(i). “Subsidiary Guarantor Release Date” means any date after a Subsidiary Guarantor Trigger Date on which no Default or Event of Default is continuing and the Company delivers a Subsidiary Guarantor Release Certificate as required by Section 7.14. “Subsidiary Guarantor Trigger Date” means (a) any date after the Effective Date on which the Company delivers a Compliance Certificate pursuant to Section 8.3. which shows that the Leverage Ratio is greater than 6.50 to 1.00 as of the end of the two consecutive fiscal quarters of the Parent most recently ended prior to such date or (b) such later date as the Administrative Agent shall reasonably determine; provided that, following any Subsidiary Guarantor Release Date, any subsequent Subsidiary Guarantor Trigger Date shall be (x) any date on which the Company delivers a Compliance Certificate pursuant to Section 8.3. which shows that the Leverage Ratio is greater than 6.50 to 1.00 as of the end of the two consecutive fiscal quarters of the Parent most recently ended prior to such date or (y) such later date as the Administrative Agent shall reasonably determine. “Subsidiary Guarantors” means each Subsidiary that is party to the Guaranty on the date hereof or that hereafter joins in the Guaranty by execution of an Accession Agreement (or Guaranty, as the case may be) pursuant to Section 7.13.(b). “Subsidiary Guaranty Documents” means, with respect to any Subsidiary that is required to become a Guarantor pursuant to Section 7.13., the following documents: (x) an Accession Agreement (or if the Guaranty is not then in effect, the Guaranty) executed by such Subsidiary and (y) the items with respect to such Subsidiary that would have been delivered under Sections 5.1.(a)(iv) through (viii) and (xvii) if such Subsidiary had been a Subsidiary Guarantor on the Effective Date (in the case of Section 5.1.(a)(iv), only to the extent requested by the Administrative Agent), each in form and substance reasonably satisfactory to the Administrative Agent. “Substantial Amount” means, at the time of determination thereof, an amount in excess of 15.0% of Total Asset Value as of the last day of the most recently completed fiscal year of the Parent and its Subsidiaries.

- 49 - “Supported QFC” has the meaning given that term in Section 12.10. “Sustainability” has the meaning given to that term in Section 1.5.(a). “Sustainability Adjustment Limitations” has the meaning given that term in Section 1.5.(a). “Sustainability Amendment” has the meaning given to that term in Section 1.5.(a). “Sustainability Applicable Rate Adjustments” has the meaning given to that term in Section 1.5.(a). “Sustainability KPI Metrics” has the meaning given to that term in Section 1.5.(a). “Sustainability Pricing Provisions” has the meaning given to that term in Section 1.5.(a). “Sustainability Structuring Agent” means Wells Fargo Securities, LLC, in its capacity as sustainability structuring agent. “Swap Obligation” means, with respect to any Loan Party, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act. “Syndication Agents” means Bank of America and JPMorgan. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto. “Term Loan” means a May 2024 Term Loan, a September 2025 Term Loan and (if and as applicable) any Incremental Term Loan Advance to be made by an Additional Term Loan Lender pursuant to Section 2.17.(c). “Term Loan Commitment” means a September 2025 Term Loan Commitment and (if and as applicable) any commitment in respect of an Incremental Term Loan Facility. “Term Loan Facility” means each of the May 2024 Term Loan Facility and the September 2025 Term Loan Facility. “Term Loan Lender” means a Lender having a Term Loan Commitment and/or holding any Term Loans. “Term Loan Note” means a May 2024 Term Loan Note, September 2025 Term Loan Note or other promissory note of the Borrowers payable to the order of a Lender in a principal amount equal to the amount of such Lender’s applicable Term Loan Commitment or Term Loans. “Term SOFR” means, for any calculation, the Term SOFR Reference Rate for a tenor comparable to the applicable Interest Period on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (Eastern time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such

- 50 - tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; provided further that if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Determination Day” has the meaning assigned thereto in the definition of “Term SOFR”. “Term SOFR Loan” means a Loan denominated in Dollars, the rate of interest applicable to which is based upon Term SOFR. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Termination Date” means, as the context may require, the Revolving Credit Termination Date, the May 2024 Term Loan Termination Date or the September 2025 Term Loan Termination Date. “Test Period” means, as of any date of determination, the trailing twelve months. “Titled Agent” has the meaning given that term in Section 11.9. “Total Asset Value” means, without duplication, the sum of (a) the following amounts with respect to the following assets owned by the Company and its Subsidiaries: (i) the Operating Property Value of the Hotel Properties; (ii) the amount of all Unrestricted Cash and Cash Equivalents; (iii) the book value of all Development/Redevelopment Properties, Mortgage Receivables, Laundry Service Properties and Unimproved Land; and (iv) the contract purchase price for all assets under contract for purchase (to the extent included in Indebtedness); plus (b) the applicable Ownership Share of any Unconsolidated Affiliate of the Parent of any asset described in clause (a) above. For purposes of determining Total Asset Value, (u) to the extent the amount of Total Asset Value attributable to Unconsolidated Affiliates would exceed 20% of Total Asset Value, such excess shall be excluded, (v) to the extent the amount of Total Asset Value attributable to Mortgage Receivables would exceed 15% of Total Asset Value, such excess shall be excluded, (w) to the extent the amount of Total Asset Value attributable to Development/Redevelopment Properties would exceed 20% of Total Asset Value, such excess shall be excluded, (x) to the extent the amount of Total Asset Value attributable to Major Renovation Properties (elected to be valued pursuant to clause (c) of the definition of Operating Property Value) would exceed 20% of Total Asset Value, such excess shall be excluded, (y) to the extent the amount of Total Asset Value attributable to Unimproved Land would exceed 5.0% of Total Asset Value, such excess shall be excluded, and (z) to the extent the amount of Total Asset Value attributable to Properties subject to limitation under the foregoing clauses (u) through (y) would exceed 35% of Total Asset Value, such excess shall be excluded. “TRS Subsidiary” means (a) any direct or indirect Subsidiary that is classified as a “taxable REIT subsidiary” under Section 856(l)(1) of the Internal Revenue Code and (b) any Subsidiary or Unconsolidated Affiliate whose Equity Interests are directly or indirectly owned by a Subsidiary described in clause (a) of this definition.

- 51 - “Type” refers to whether such Loan or portion thereof is a Term SOFR Loan, a Daily SOFR Loan or a Base Rate Loan. “UCC” means the Uniform Commercial Code as in effect in any applicable jurisdiction. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. “Unconsolidated Affiliate” means, with respect to any Person, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated under GAAP with the financial results of such Person on the consolidated financial statements of such Person. “Unencumbered Adjusted NOI” means, for any period, the aggregate Adjusted NOI of the Eligible Properties. “Unencumbered Asset Value” means, for any period, the aggregate Operating Property Value of the Eligible Properties at such time. For the avoidance of doubt, only Eligible Properties shall be included in the calculation of Unencumbered Asset Value. For purposes of determining Unencumbered Asset Value, (w) to the extent the amount of Unencumbered Asset Value attributable to Major Renovation Properties (elected to be valued pursuant to clause (c) of the definition of Operating Property Value) would exceed 15% of Unencumbered Asset Value, such excess shall be excluded, (x) to the extent the amount of Unencumbered Asset Value attributable to Eligible Properties subject to a Qualified Ground Lease (other than Hilton New Orleans Riverside and Caribe Hilton) would exceed 30% of Unencumbered Asset Value, such excess shall be excluded (provided that any Qualified Ground Lease that either (i) contains an unconditional end-of-term purchase option in favor of the lessee for consideration that is less than or equal to 2.5% of Total Asset Value or (ii) provides that the lessee’s leasehold interest therein automatically becomes a fee simple-owned interest at the end of the term shall not be included for purposes of this limitation), (y) to the extent the amount of Unencumbered Asset Value attributable to Eligible Properties located outside of the United States would exceed 5.0% of Unencumbered Asset Value, such excess shall be excluded, and (z) to the extent the amount of Unencumbered Asset Value attributable to Eligible Properties held by Controlled JV Subsidiaries would exceed 30% of Unencumbered Asset Value, such excess shall be excluded. For the avoidance of doubt, Adjusted NOI from Properties disposed of by the Company or any of its Subsidiaries during the applicable Test Period shall be excluded. “Unencumbered Leverage Increase Period” has the meaning given that term in Section 9.1.(d). “Unencumbered Leverage Ratio” has the meaning given that term in Section 9.1.(d). “Uniform System” means the Uniform System of Accounts for the Lodging Industry, Eleventh Revised Edition 2014, as published by the American Hotel & Lodging Association, as revised from time to

- 52 - time to the extent such revision has been or is in the process of being generally implemented within such Uniform System of Accounts. “Unimproved Land” means land on which no development (other than improvements that are not material and are temporary in nature) has occurred. “United States” means the United States of America. “United States Person” means any United States citizen, lawful permanent resident, entity organized under the laws of the United States or any jurisdiction within the United States, including any foreign branch of any such entity, or any Person in the United States. “Unrestricted Cash and Cash Equivalents” means, (i) with respect to any Person, cash and Cash Equivalents of such Person that are free and clear of all Liens and not subject to any restrictions on the use thereof to pay Indebtedness and other obligations of the such Person and (ii) with respect to the Company and its Subsidiaries, the aggregate amount of Unrestricted Cash and Cash Equivalents pursuant to the immediately preceding clause (i) of the Company and its Subsidiaries (other than Excluded Subsidiaries), net of related tax obligations for repatriation and transaction costs and expenses related thereto; provided that Unrestricted Cash and Cash Equivalents shall (a) exclude cash and Cash Equivalents subject to a Lien (other than Permitted Liens of the type described in clause (c) of the definition thereof and customary rights of set-off and statutory or common law provisions relating to bankers’ liens), (b) include any committed cash reserves pursuant to any defeasance arrangement (but only so long as the associated defeased obligations constitute Indebtedness) or any deposit or escrow arrangement in respect of which a prepayment notice has been delivered that results in any Indebtedness existing on the Effective Date and disclosed hereunder being due and payable not later than 30 days after such prepayment notice and (c) include cash and Cash Equivalents representing the proceeds from the sale of an asset (the “Disposed Asset”; it being understood that no Disposed Asset shall constitute an Eligible Property from and after the date of such sale), which proceeds have been escrowed for a period not in excess of 180 days in anticipation of the acquisition of a 1031 Property, net of related tax obligations for the cancellation of such acquisition and transaction costs and expenses related thereto; provided that to the extent the amount of Unrestricted Cash and Cash Equivalents attributable to this clause (c) shall exceed 50% of the aggregate Unrestricted Cash and Cash Equivalents, such excess shall be excluded. “Unsecured Indebtedness” means, with respect to a Person, Indebtedness of such Person that is not Secured Indebtedness; provided, however, that (i) any Indebtedness that is secured only by a pledge of Equity Interests shall be deemed to be Unsecured Indebtedness unless the same constitutes Secured Indebtedness as provided in the last sentence of the definition of “Secured Indebtedness”; and (ii) Indebtedness of the type described in clause (g) of the definition of Indebtedness shall not constitute Unsecured Indebtedness. “Unsecured Indebtedness Subsidiary” means any Subsidiary (other than a Foreign Subsidiary that is not an Eligible Property Subsidiary) that is a borrower or a guarantor, or otherwise has a payment obligation in respect of, any Unsecured Indebtedness of the type described in any of clauses (a), (b)(i), (b)(ii), (d), (h) (other than Indebtedness under any Derivatives Contract entered into as a hedge against existing currency risk with respect to the operation of any foreign Property) or (i) (to the extent constituting a Guarantee of Indebtedness described in any of clauses (a), (b)(i), (b)(ii), (d) or (h) of the definition of Indebtedness) of the definition of Indebtedness (other than (a) obligations arising under the Loan Documents, (b) Unsecured Indebtedness of Subsidiaries of the Company that are not Guarantors in an aggregate principal amount not to exceed $1,000,000 at any time, (c) subordinated intercompany Indebtedness owing to the Parent, (d) intercompany Indebtedness between or among any of the Company and its Subsidiaries, (e) Hilton/HGV Retained Liabilities (solely to the extent Hilton, HGV or their respective Affiliates (other than the Parent and

- 53 - its Subsidiaries) agree to assume, indemnify or reimburse the Parent or any of its Subsidiaries for all obligations or payments made in respect of such Hilton/HGV Retained Liabilities and the assumption, retention or indemnification of such Hilton/HGV Retained Liabilities by Hilton, HGV or their respective Affiliates (other than the Parent and its Subsidiaries) shall not be subject to dispute for a period greater than 45 days following the receipt of a written notice of an Agreement Dispute pursuant to Article IX of the Distribution Agreement or otherwise determined to be unenforceable) and (f) Indebtedness of any non-Wholly Owned Subsidiary the incurrence of which was not subject to the Control or affirmative consent of the Company or any of its Subsidiaries); provided, however, that any non-Wholly Owned Subsidiary that Guarantees Unsecured Indebtedness described above in this definition of the Parent or any Wholly Owned Subsidiary shall be an Unsecured Indebtedness Subsidiary. “Unsecured Interest Expense” means, with respect to a Person and for any period of four consecutive fiscal quarters, the actual Consolidated Interest Expense of such Person for such period on all Unsecured Indebtedness of such Person. “Unused Fee” has the meaning given that term in Section 3.5.(b)(i). “U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of notice requirements in Article II and Section 4.2, such day is also a Business Day. “U.S. Person” means any Person that is a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code. “U.S. Special Resolution Regimes” has the meaning given that term in Section 12.10. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 3.10.(g)(ii)(B)(III). “Wells Fargo” means Wells Fargo Bank, National Association, and its successors and assigns. “Wells Fargo Fee Letter” means that certain fee letter dated as of August 14, 2025, by and among the Company, Wells Fargo Securities, LLC and the Administrative Agent. “Wholly Owned Subsidiary” means any Subsidiary of a Person in respect of which all of the Equity Interests (other than (a) in the case of a corporation, directors’ qualifying shares, or (b) in the case of a REIT, non-voting preferred shares issued to comply with Section 856(a)(5) of the Internal Revenue Code (in respect of which (x) such preferred shares shall have an initial aggregate liquidation value of not greater than $150,000 (exclusive of any accrued and unpaid dividends and early redemption premiums) and (y) the holders of such preferred shares shall not receive aggregate dividends and distributions in respect of such non-voting preferred shares in excess of 15% of the initial aggregate liquidation value thereof (exclusive of any early redemption premiums or any distribution in respect of a redemption or purchase of such preferred shares made by the Company or any of its Subsidiaries) during any fiscal year of the Parent (or, to the extent any such Subsidiary shall not satisfy the requirements under this clause (b), so long as such Subsidiary shall be a Subsidiary Guarantor)) are at the time directly or indirectly owned or controlled by such Person or one or more other Subsidiaries of such Person or by such Person and one or more other Subsidiaries of such Person.

- 54 - “Withholding Agent” means (a) the Company, (b) any other Loan Party and (c) the Administrative Agent, as applicable. “Write-Down and Conversion Powers” means (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail- In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. Section 1.2. GAAP; Financial Covenants; General; References to Eastern Time. (a) GAAP. Unless otherwise indicated, all accounting terms, ratios and measurements shall be interpreted or determined in accordance with GAAP as in effect on the Effective Date; provided that, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Company or the Requisite Lenders shall so request, the Administrative Agent, the Lenders and the Company shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the appropriate Lenders pursuant to Section 12.6.); provided further that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Company shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. (b) Financial Covenant Calculations. Other than in connection with the determination of Total Asset Value and Unrestricted Cash and Cash Equivalents (which shall be determined for the Company and its Subsidiaries on a consolidated basis), all financial covenants (and related definitions) set forth in the Loan Documents shall be determined for the Parent and the Parent’s Subsidiaries on a consolidated basis; provided that the financial attributes of the Parent’s Unconsolidated Affiliates shall be considered only to the extent of the Company’s Ownership Share therein. The calculation of liabilities shall not include any fair value adjustments to the carrying value of liabilities to record such liabilities at fair value pursuant to electing the fair value option election under FASB ASC 825-10-25 (formerly known as FAS 159, The Fair Value Option for Financial Assets and Financial Liabilities) or other FASB standards allowing entities to elect fair value option for financial liabilities. Therefore, the amount of liabilities shall be the historical cost basis, which generally is the contractual amount owed adjusted for amortization or accretion of any premium or discount. Notwithstanding anything in this Agreement to the contrary, for the purposes of the financial covenants in Section 9.1., Capitalized Lease Obligations shall include only those lease obligations that are classified as (i) a “Capital Lease” in accordance with GAAP prior to the adoption of Accounting Standards Update (“ASU”) No. 2016-02, Leases (Topic 842) (“ASU 2016-02”) and related ASUs or (ii) a “Finance Lease” in accordance with GAAP to the extent the lease was not previously considered an “Operating Lease” in accordance with GAAP prior to the adoption of ASU 2016-02 and related ASUs. Accordingly, notwithstanding anything in this Agreement to the contrary, the financial covenants in Section 9.1. shall ignore the adoption of ASU 2016-02 such that (i) Capitalized Lease Obligations shall specifically exclude any operating lease liabilities under GAAP as in effect on the Effective Date and upon the adoption of ASU 2016-02 and (ii) related operating lease assets shall similarly be excluded.

- 55 - (c) General. References in this Agreement to “Sections”, “Articles”, “Exhibits” and “Schedules” are to sections, articles, exhibits and schedules herein and hereto unless otherwise indicated. References in this Agreement to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) except as expressly provided otherwise in any Loan Document, shall include all documents, instruments or agreements issued or executed in replacement thereof, to the extent permitted hereby and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, supplemented, restated or otherwise modified from time to time to the extent not otherwise stated herein or prohibited hereby and in effect at any given time. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Unless explicitly set forth to the contrary, a reference to “Subsidiary” means a direct or indirect Subsidiary of the Parent (including the Company and any direct or indirect Subsidiary of the Company) and a reference to an “Affiliate” means a reference to an Affiliate of the Parent (including any Affiliate of the Company). Except as expressly provided otherwise in any Loan Document, (i) any reference to any law shall include all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting such law and any reference to any law or regulation shall, unless otherwise specified, refer to such law or regulation as amended, modified, extended, restated, replaced or supplemented from time to time and (ii) any reference to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Titles and captions of Articles, Sections, subsections and clauses in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement. (d) Time Zone, Due Dates. Unless otherwise indicated, (a) all references to time are references to Eastern time daylight or standard, as applicable and (b) when any date specified herein as the due date for a payment, notice or other deliverable is not a Business Day, such due date shall be extended to the next following Business Day. Section 1.3. Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, SOFR, Daily Simple SOFR or Term SOFR, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 4.2.(c), will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, SOFR, Daily Simple SOFR, Term SOFR or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of the Term SOFR Reference Rate, SOFR, Daily Simple SOFR, Term SOFR, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto and such transactions may be adverse to the Borrowers. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, SOFR, Daily Simple SOFR or Term SOFR, or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrowers, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

- 56 - Section 1.4. Amendment and Restatement. The parties to this Agreement agree that, upon (i) the execution and delivery by each of the parties hereto of this Agreement and (ii) satisfaction of the conditions set forth in Section 5.1., the terms and provisions of the Existing Credit Agreement shall be and hereby are amended, superseded and restated in their entirety by the terms and provisions of this Agreement. This Agreement is not intended to and shall not constitute a novation. All Loans made and Obligations incurred under the Existing Credit Agreement which are outstanding on the Effective Date shall, except to the extent expressly provided in Section 5.1., continue as Loans and Obligations under (and shall be governed by the terms of) this Agreement and the other Loan Documents. Without limiting the foregoing, upon the effectiveness hereof: (a) all references in the “Loan Documents” (as defined in the Existing Credit Agreement) to the “Administrative Agent”, the “Credit Agreement” and the “Loan Documents” shall be deemed to refer to the Administrative Agent, this Agreement and the Loan Documents, (b) all obligations constituting “Obligations” with any Lender or any Affiliate of any Lender which are outstanding on the Effective Date shall continue as Obligations under this Agreement and the other Loan Documents, (c) the Administrative Agent shall make such reallocations, sales, assignments or other relevant actions in respect of each Lender’s Revolving Credit Exposure under the Existing Credit Agreement as are necessary in order that each such Lender’s Revolving Credit Exposure hereunder reflects such Lender’s pro rata share of the aggregate Revolving Credit Exposure on the Effective Date and (d) each Borrower hereby agrees to compensate each Lender for any and all losses, costs and expenses incurred by such Lender in connection with the sale and assignment of any Term SOFR Loans or Daily SOFR Loans and such reallocation described above, in each case on the terms and in the manner set forth in Section 4.4. hereof. Section 1.5. Sustainability Adjustment Amendments. (a) After the Effective Date, but prior to the one year anniversary of the Effective Date, the Company, in consultation with the Sustainability Structuring Agent, shall be entitled in its sole discretion to establish specified key performance indicators with respect to certain environmental or other sustainability (“Sustainability”) goals of the Company and its Subsidiaries (such indicators, “Sustainability KPI Metrics”) and thresholds or targets with respect thereto (in either case, such thresholds or targets, “SPTs”). The Administrative Agent and the Company (each acting reasonably and in consultation with the Sustainability Structuring Agent) may propose an amendment to this Agreement (such amendment, a “Sustainability Amendment”) solely for the purpose of incorporating the Sustainability KPI Metrics, the SPTs and other related provisions (the “Sustainability Pricing Provisions”) into this Agreement. Any such Sustainability Amendment shall become effective upon (i) receipt by the Lenders of a lender presentation in regard to the Sustainability KPI Metrics and SPTs from the Company no later than five (5) Business Days before the proposed effective date of such proposed Sustainability Amendment, (ii) the posting of such proposed Sustainability Amendment to all Lenders and the Company, (iii) the identification, and engagement at the Company’s cost and expense, of a sustainability metric auditor reasonably acceptable to the Administrative Agent and the Requisite Lenders, and (iv) the receipt by the Administrative Agent of executed signature pages and consents to such Sustainability Amendment from the Company, the Administrative Agent and Lenders comprising the Requisite Lenders. Upon the effectiveness of any such Sustainability Amendment, based on the Company’s performance against the Sustainability KPI Metrics and SPTs, certain adjustments (increase, decrease or no adjustment) (such adjustments, the “Sustainability Applicable Rate Adjustments”) to the otherwise applicable Applicable Margin, Unused Fee and Facility Fee, as applicable, will be made; provided that (i) the amount of any such Sustainability Applicable Rate Adjustment shall not result in an aggregate decrease or increase of more than (A) at any time prior to the Investment Grade Election, (x) 0.05% to the applicable Applicable Margin or (y) 0.01% to the Unused Fee, and (B) at any time following the Investment Grade Election, (x) 0.04% to the applicable Applicable Margin or (y) 0.01% to the Facility Fee, in each case under clause (A) or (B), during any fiscal year, which pricing adjustments shall be

- 57 - applied in accordance with the terms as further described in the Sustainability Pricing Provisions, and (ii) in no event shall any Applicable Margin, Unused Fee or Facility Fee be less than zero (the provisions of this proviso, the “Sustainability Adjustment Limitations”). For the avoidance of doubt, the Sustainability Applicable Rate Adjustments shall not be cumulative year-over-year and shall only apply until the date on which the next adjustment is due to take place. The Sustainability KPI Metrics, the Company’s performance against the Sustainability KPI Metrics, and any related Sustainability Applicable Rate Adjustments resulting therefrom, will be determined based on certain Borrower certificates, reports and other documents, in each case, setting forth the Sustainability KPI Metrics in a manner that is aligned with the Sustainability Linked Loan Principles (as last published in March 2025 by the Loan Market Association, Asia Pacific Loan Market Association and Loan Syndications & Trading Association, and as further amended, revised or updated from time to time), including with respect to the selection, setting, calculation, certification and measurement thereof. Following the effectiveness of a Sustainability Amendment, any modification to the Sustainability Pricing Provisions shall be subject only to the consent of the Company, the Administrative Agent and Lenders constituting the Requisite Lenders, so long as such modification does not have the effect of (1) increasing or decreasing the Sustainability Adjustment Limitations set forth in the Sustainability Amendment or (2) reducing the Applicable Margin, Unused Fee or Facility Fee to an amount less than zero. (b) Each party to this Agreement hereby agrees that the credit facility described in this Agreement is not and shall not be a sustainability-linked loan unless and until the effectiveness of any Sustainability Amendment. Other than (i) increasing or decreasing the Sustainability Adjustment Limitations or (ii) reducing the Applicable Margin, Unused Fee or Facility Fee to an amount less than zero (each of which, for the avoidance of doubt, shall be subject to Section 12.6.), this Section 1.5. shall supersede any other clause or provision in Section 12.6. to the contrary, including any provision of Section 12.6. requiring the consent of “each Lender affected thereby” for reductions in interest rates or fees payable hereunder. ARTICLE II. Credit Facility Section 2.1. Revolving Loans. (a) Making of Revolving Loans. Subject to the terms and conditions set forth in this Agreement, including, without limitation, Section 2.16, each Revolving Lender severally and not jointly agrees to make Revolving Loans denominated in Dollars to any of the Borrowers during the period from and including the Effective Date to but excluding the Revolving Credit Termination Date, in an aggregate principal amount at any one time outstanding up to, but not exceeding, the amount of such Lender’s Revolving Commitment. Each borrowing of Revolving Loans that are to be (i) Base Rate Loans or Daily SOFR Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $500,000 in excess thereof and (ii) Term SOFR Loans shall be in an aggregate minimum amount of $5,000,000 and integral multiples of $500,000 in excess thereof. Notwithstanding the immediately preceding two sentences but subject to Section 2.16., a borrowing of Revolving Loans may be in the aggregate amount of the unused Revolving Commitments. Within the foregoing limits and subject to the terms and conditions of this Agreement, the Borrowers may borrow, repay and reborrow Revolving Loans. (b) Requests for Revolving Loans. Not later than 12:00 noon Eastern time on the proposed date of a borrowing of Revolving Loans that are to be Base Rate Loans or Daily SOFR Loans and not later than 12:00 noon Eastern time at least 3 U.S. Government Securities Business Days prior to a borrowing of Revolving Loans that are to be Term SOFR Loans, the applicable Borrower shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Revolving Loans to be borrowed, the date such Revolving Loans are to be borrowed (which must be a Business Day for any Loan and a U.S. Government Securities Business Day

- 58 - for any Term SOFR Loan), the use of the proceeds of such Revolving Loans, the Type of the requested Revolving Loans, and if such Revolving Loans are to be Term SOFR Loans, the initial Interest Period for such Revolving Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Borrower. Prior to delivering a Notice of Borrowing, a Borrower may (without specifying whether a Revolving Loan will be a Base Rate Loan, a Daily SOFR Loan or a Term SOFR Loan) request that the Administrative Agent provide such Borrower with the most recent SOFR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the applicable Borrower on the date of such request or as soon as possible thereafter. If no Interest Period is specified with respect to any requested Term SOFR Loan, then the applicable Borrower shall be deemed to have selected an Interest Period of one month’s duration. (c) Funding of Revolving Loans. Promptly after receipt of a Notice of Borrowing under the immediately preceding subsection (b), the Administrative Agent shall notify each Revolving Lender of the proposed borrowing. Each Revolving Lender shall deposit an amount equal to the Revolving Loan to be made by such Lender to the applicable Borrower with the Administrative Agent at the Principal Office, in immediately available funds not later than 1:00 p.m. Eastern time on the date of such proposed Revolving Loans. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the applicable Borrower in the account specified in the Disbursement Instruction Agreement, not later than 2:00 p.m. Eastern time on the date of the requested borrowing of Revolving Loans, the proceeds of such amounts received by the Administrative Agent. (d) Assumptions Regarding Funding by Lenders. With respect to Revolving Loans to be made after the Effective Date, unless the Administrative Agent shall have been notified by any Revolving Lender that such Lender will not make available to the Administrative Agent a Revolving Loan to be made by such Lender in connection with any borrowing, the Administrative Agent may assume that such Lender will make the proceeds of such Revolving Loan available to the Administrative Agent in accordance with this Section, and the Administrative Agent may (but shall not be obligated to), in reliance upon such assumption, make available to the applicable Borrower the amount of such Revolving Loan to be provided by such Lender. In such event, if such Lender does not make available to the Administrative Agent the proceeds of such Revolving Loan, then such Lender and the applicable Borrower severally agree to pay to the Administrative Agent on demand the amount of such Revolving Loan with interest thereon, for each day from and including the date such Revolving Loan is made available to the applicable Borrower but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Lender, the Overnight Rate and (ii) in the case of a payment to be made by such Borrower, the interest rate applicable to Base Rate Loans. If such Borrower and such Lender shall pay the amount of such interest to the Administrative Agent for the same or overlapping period, the Administrative Agent shall promptly remit to the applicable Borrower the amount of such interest paid by such Borrower for such period. If such Lender pays to the Administrative Agent the amount of such Revolving Loan, the amount so paid shall constitute such Lender’s Revolving Loan included in the borrowing. Any payment by a Borrower shall be without prejudice to any claim such Borrower may have against a Lender that shall have failed to make available the proceeds of a Revolving Loan to be made by such Lender. Section 2.2. Term Loans. (a) May 2024 Term Loans. Effective as of May 16, 2024, certain May 2024 Term Loan Lenders made May 2024 Term Loans in Dollars to the Company in the aggregate principal amount equal to $200,000,000. The Company may not reborrow any portion of the May 2024 Term Loans once repaid. (b) September 2025 Term Loans. Subject to the terms and conditions hereof, each September 2025 Term Loan Lender severally and not jointly agrees to make September 2025 Term Loans

- 59 - in Dollars to the Company in not more than three (3) borrowings during the September 2025 Term Loan Availability Period in an aggregate principal amount not to exceed such Lender’s unused September 2025 Term Loan Commitment. The September 2025 Term Loan Commitment of each September 2025 Term Loan Lender shall reduce and be automatically terminated on a dollar-for-dollar basis concurrently with such September 2025 Term Loan Lender making any September 2025 Term Loan. Any unused September 2025 Term Loan Commitments shall automatically terminate at 5:00 p.m. New York City time on the last day of the September 2025 Term Loan Availability Period. The Company may not reborrow any portion of the September 2025 Term Loans once repaid. (c) Requests for Term Loans. (i) Not later than 12:00 noon Eastern time on the proposed date of borrowing of September 2025 Term Loans that are to be Base Rate Loans or Daily SOFR Loans, and (ii) not later than 12:00 noon Eastern time at least 3 U.S. Government Securities Business Days prior to the proposed date of borrowing of September 2025 Term Loans that are to be Term SOFR Loans, the Company shall deliver to the Administrative Agent a Notice of Borrowing. Each Notice of Borrowing shall specify the aggregate principal amount of the Term Loans to be borrowed, the date such Term Loans are to be borrowed (which must be a Business Day for any Loan and a U.S. Government Securities Business Day for any Term SOFR Loan), the use of the proceeds of such Term Loans, the Type of the requested Term Loans, and if such Term Loans are to be Term SOFR Loans, the initial Interest Period for such Term Loans. Each Notice of Borrowing shall be irrevocable once given and binding on the Company. Prior to delivering a Notice of Borrowing, the Company may (without specifying whether a Term Loan will be a Base Rate Loan, a Daily SOFR Loan or a Term SOFR Loan) request that the Administrative Agent provide the Company with the most recent SOFR available to the Administrative Agent. The Administrative Agent shall provide such quoted rate to the Company on the date of such request or as soon as possible thereafter. If no Interest Period is specified with respect to any requested Term SOFR Loan, then the Company shall be deemed to have selected an Interest Period of one month’s duration. Section 2.3. Bid Rate Loans. (a) Bid Rate Loans. At any time during the period from the Effective Date to but excluding the Revolving Credit Termination Date, and so long as the Company continues to maintain an Investment Grade Rating from S&P and Moody’s, the Company may, as set forth in this Section, request the Revolving Lenders to make offers to make Bid Rate Loans to the Company in Dollars. The Revolving Lenders may, but shall have no obligation to, make such offers and the Company may, but shall have no obligation to, accept any such offers in the manner set forth in this Section. (b) Requests for Bid Rate Loans. When the Company wishes to request from the Revolving Lenders offers to make Bid Rate Loans, it shall give the Administrative Agent notice (a “Bid Rate Quote Request”) so as to be received no later than 11:00 a.m. Eastern time on (x) the Business Day immediately preceding the date of borrowing proposed therein, in the case of an Absolute Rate Auction and (y) the date four (4) Business Days prior to the proposed date of borrowing, in the case of a SOFR Auction. The Administrative Agent shall deliver to each Revolving Lender a copy of each Bid Rate Quote Request promptly upon receipt thereof by the Administrative Agent. The Company may request offers to make Bid Rate Loans for up to 3 different Interest Periods in any one Bid Rate Quote Request; provided that if granted each separate Interest Period shall be deemed to be a separate borrowing (a “Bid Rate Borrowing”). Each Bid Rate Quote Request shall be substantially in the form of Exhibit M and shall specify as to each Bid Rate Borrowing all of the following: (i) the proposed date of such Bid Rate Borrowing, which shall be a Business Day;

- 60 - (ii) the aggregate amount of such Bid Rate Borrowing which shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof which shall not cause any of the limits specified in Section 2.16. to be violated; (iii) whether the Bid Rate Quote Request is for SOFR Margin Loans or Absolute Rate Loans; and (iv) the duration of the Interest Period applicable thereto, which shall not extend beyond the Revolving Credit Termination Date. The Company shall not deliver any Bid Rate Quote Request within 5 Business Days of the giving of any other Bid Rate Quote Request and the Company shall not deliver more than 4 Bid Rate Quote Requests in any calendar month. (c) Bid Rate Quotes. (i) Each Revolving Lender may submit one or more Bid Rate Quotes, each containing an offer to make a Bid Rate Loan in response to any Bid Rate Quote Request; provided that, if the Company’s request under Section 2.3.(b) specified more than one Interest Period, such Lender may make a single submission containing only one Bid Rate Quote for each such Interest Period. Each Bid Rate Quote must be submitted to the Administrative Agent not later than 10:30 a.m. Eastern time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction and (y) on the date 3 Business Days prior to the proposed date of borrowing, in the case of a SOFR Auction, and in either case the Administrative Agent shall disregard any Bid Rate Quote received after such time; provided that the Lender then acting as the Administrative Agent may submit a Bid Rate Quote only if it notifies the Company of the terms of the offer contained therein not later than 30 minutes prior to the latest time by which the Lenders must submit applicable Bid Rate Quotes. Any Bid Rate Quote so made shall be irrevocable except with the consent of the Administrative Agent given at the request of the Company. Such Bid Rate Loans may be funded by a Lender’s Designated Lender (if any) as provided in Section 12.5.(h); however, such Lender shall not be required to specify in its Bid Rate Quote whether such Bid Rate Loan will be funded by such Designated Lender. (ii) Each Bid Rate Quote shall be substantially in the form of Exhibit N and shall specify: (A) the proposed date of borrowing and the Interest Period therefor; (B) the principal amount of the Bid Rate Loan for which each such offer is being made; provided that the aggregate principal amount of all Bid Rate Loans for which a Lender submits Bid Rate Quotes (x) may be greater or less than the Revolving Commitment of such Lender but (y) shall not exceed the principal amount of the Bid Rate Borrowing for a particular Interest Period for which offers were requested; provided further that any Bid Rate Quote shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; (C) in the case of an Absolute Rate Auction, the rate of interest per annum (rounded upwards, if necessary, to the nearest one-hundredth of one percent (0.01%)) offered for each such Absolute Rate Loan (the “Absolute Rate”); (D) in the case of a SOFR Auction, the margin above or below applicable SOFR (the “SOFR Margin”) offered for each such SOFR Margin Loan, expressed

- 61 - as a percentage (rounded upwards, if necessary, to the nearest one-hundredth of one percent (0.01%)) to be added to (or subtracted from) the applicable SOFR; and (E) the identity of the quoting Lender. Unless otherwise agreed by the Administrative Agent and the Company, no Bid Rate Quote shall contain qualifying, conditional or similar language or propose terms other than or in addition to those set forth in the applicable Bid Rate Quote Request and, in particular, no Bid Rate Quote may be conditioned upon acceptance by the Company of all (or some specified minimum) of the principal amount of the Bid Rate Loan for which such Bid Rate Quote is being made. (d) Notification by Administrative Agent. The Administrative Agent shall, as promptly as practicable after the Bid Rate Quotes are submitted (but in any event not later than 11:30 a.m. Eastern time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction or (y) on the date 3 Business Days prior to the proposed date of borrowing, in the case of a SOFR Auction), notify the Company of the terms (i) of any Bid Rate Quote submitted by a Lender that is in accordance with Section 2.3.(c) and (ii) of any Bid Rate Quote that amends, modifies or is otherwise inconsistent with a previous Bid Rate Quote submitted by such Lender with respect to the same Bid Rate Quote Request. Any such subsequent Bid Rate Quote shall be disregarded by the Administrative Agent unless such subsequent Bid Rate Quote is submitted solely to correct a manifest error in such former Bid Rate Quote. The Administrative Agent’s notice to the Company shall specify (A) the aggregate principal amount of the Bid Rate Borrowing for which offers have been received and (B) the principal amounts and Absolute Rates or SOFR Margins, as applicable, so offered by each Lender (identifying the Lender that made such Bid Rate Quote). (e) Acceptance by Company. (i) Not later than 12:30 p.m. Eastern time (x) on the proposed date of borrowing, in the case of an Absolute Rate Auction and (y) on the date 3 Business Days prior to the proposed date of borrowing, in the case of a SOFR Auction, the Company shall notify the Administrative Agent of its acceptance or nonacceptance of the Bid Rate Quotes so notified to it pursuant to Section 2.3.(d). which notice shall be in the form of Exhibit O. In the case of acceptance, such notice shall specify the aggregate principal amount of Bid Rate Quotes for each Interest Period that are accepted. The failure of the Company to give such notice by such time shall constitute nonacceptance. The Company may accept any Bid Rate Quote in whole or in part; provided that: (A) the aggregate principal amount of each Bid Rate Borrowing may not exceed the applicable amount set forth in the related Bid Rate Quote Request; (B) the aggregate principal amount of each Bid Rate Borrowing shall comply with the provisions of Section 2.3.(b)(ii) and together with all other Bid Rate Loans then outstanding shall not cause the limits specified in Section 2.16. to be violated; (C) acceptance of Bid Rate Quotes may be made only in ascending order of Absolute Rates or SOFR Margins, as applicable, in each case beginning with the lowest rate so offered; (D) any acceptance in part by the Company shall be in a minimum amount of $5,000,000 and integral multiples of $1,000,000 in excess thereof; and (E) the Company may not accept any Bid Rate Quote that fails to comply with Section 2.3.(c) or otherwise fails to comply with the requirements of this Agreement.

- 62 - (ii) If Bid Rate Quotes are made by two or more Lenders with the same Absolute Rates or SOFR Margins, as applicable, for a greater aggregate principal amount than the amount in respect of which Bid Rate Quotes are permitted to be accepted for the related Interest Period, the principal amount of Bid Rate Loans in respect of which such Bid Rate Quotes are accepted shall be allocated by the Administrative Agent among such Lenders in proportion to the aggregate principal amount of such Bid Rate Quotes. Determinations by the Administrative Agent of the amounts of Bid Rate Loans shall be conclusive in the absence of manifest error. (f) Obligation to Make Bid Rate Loans. The Administrative Agent shall promptly (and in any event not later than (x) 1:30 p.m. Eastern time on the proposed date of borrowing of Absolute Rate Loans and (y) on the date 3 Business Days prior to the proposed date of borrowing of SOFR Margin Loans) notify each Revolving Lender as to whose Bid Rate Quote has been accepted and the amount and rate thereof. A Lender who is notified that it has been selected to make a Bid Rate Loan may designate its Designated Lender (if any) to fund such Bid Rate Loan on its behalf, as described in Section 12.5.(d). Any Designated Lender which funds a Bid Rate Loan shall on and after the time of such funding become the obligee in respect of such Bid Rate Loan and be entitled to receive payment thereof when due. No Lender shall be relieved of its obligation to fund a Bid Rate Loan, and no Designated Lender shall assume such obligation, prior to the time the applicable Bid Rate Loan is funded. Any Lender whose offer to make any Bid Rate Loan has been accepted shall, not later than 2:30 p.m. Eastern time on the date specified for the making of such Loan, make the amount of such Loan available to the Administrative Agent at its Principal Office in immediately available funds, for the account of the Company. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company not later than 3:30 p.m. Eastern time on such date by depositing the same, in immediately available funds, in an account of the Company designated by the Company. (g) No Effect on Revolving Commitment. Except for the purpose and to the extent expressly stated in Section 2.13. and 2.16., the amount of any Bid Rate Loan made by any Lender shall not constitute a utilization of such Lender’s Revolving Commitment. Section 2.4. Letters of Credit. (a) Letters of Credit. Subject to the terms and conditions of this Agreement, including without limitation, Section 2.16., the Issuing Banks, on behalf of the Revolving Lenders, agree to issue for the account of the Borrowers or their designees (each of which shall be an Affiliate of a Borrower) (it being understood that the issuance of a Letter of Credit for the account of a designee shall not in any way relieve the Borrowers of any of their obligations hereunder) during the period from and including the Effective Date to, but excluding, the date 30 days prior to the Termination Date, one or more standby letters of credit (including the Existing Letters of Credit, each a “Letter of Credit”) denominated in Dollars up to a maximum aggregate Stated Amount at any one time outstanding not to exceed $50,000,000 as such amount may be reduced from time to time in accordance with the terms hereof; provided, however, that an Issuing Bank shall not be obligated to issue any Letter of Credit if after giving effect to such issuance, the aggregate Stated Amounts of Letters of Credit issued by such Issuing Bank and then outstanding would exceed (1) the Revolving Commitment of such Issuing Bank in its capacity as a Lender or (2) such Issuing Bank’s L/C Commitment. The Existing Letters of Credit shall be deemed to be Letters of Credit issued hereunder on the Effective Date. (b) Terms of Letters of Credit. At the time of issuance, the amount, form, terms and conditions of each Letter of Credit, and of any drafts or acceptances thereunder, shall be subject to the approval of the applicable Issuing Bank in accordance with its customary standards therefor. Notwithstanding the foregoing, in no event may (i) the expiration date of any Letter of Credit extend beyond the date that is 30 days prior to the Revolving Credit Termination Date, or (ii) any Letter of Credit

- 63 - have a duration in excess of one year; provided, however, a Letter of Credit may contain a provision providing for the automatic extension of the expiration date in the absence of a notice of non-renewal from the applicable Issuing Bank but in no event shall any such provision permit the extension of the current expiration date of such Letter of Credit beyond the earlier of (x) the date that is 30 days prior to the Revolving Credit Termination Date and (y) the date one year after the current expiration date. Notwithstanding the foregoing, a Letter of Credit may, as a result of its express terms or as the result of the effect of an automatic extension provision, have an expiration date of not more than one year beyond the Revolving Credit Termination Date (any such Letter of Credit being referred to as an “Extended Letter of Credit”), so long as the applicable Borrower (or, with respect to any Letter of Credit issued for the account of a Borrower other than the Company, the Company) delivers to the Administrative Agent for its benefit and the benefit of the applicable Issuing Bank and the Revolving Lenders no later than 30 days prior to the Revolving Credit Termination Date, Cash Collateral for such Letter of Credit in an amount equal to the Stated Amount of such Letter of Credit; provided, that the obligations of the relevant Borrower under this Section in respect of such Extended Letters of Credit shall survive the termination of this Agreement and shall remain in effect until no such Extended Letters of Credit remain outstanding. If the relevant Borrower or the Company fails to provide Cash Collateral with respect to any Extended Letter of Credit by the date 30 days prior to the Revolving Credit Termination Date, such failure shall be treated as a drawing under such Extended Letter of Credit (in an amount equal to the maximum Stated Amount of such Letter of Credit), which shall be reimbursed (or participations therein funded) by the Revolving Lenders in accordance with the immediately following subsections (i) and (j), with the proceeds being utilized to provide Cash Collateral for such Letter of Credit. The initial Stated Amount of each Letter of Credit shall be at least $250,000 (or such lesser amount as may be reasonably acceptable to the applicable Issuing Bank, the Administrative Agent and the applicable Borrower). (c) Requests for Issuance of Letters of Credit. A Borrower shall give the Issuing Bank it desires to issue a Letter of Credit and the Administrative Agent written notice at least ten (10) Business Days prior to the requested date of issuance of such Letter of Credit, such notice to describe in reasonable detail the proposed terms of such Letter of Credit and the nature of the transactions or obligations proposed to be supported by such Letter of Credit, and in any event shall set forth with respect to such Letter of Credit the proposed (i) initial Stated Amount, (ii) beneficiary, and (iii) expiration date. The applicable Borrower shall also execute and deliver such customary applications and agreements for standby letters of credit, and other forms as requested from time to time by the applicable Issuing Bank. Provided that such Borrower has given the notice prescribed by the first sentence of this subsection and delivered such applications and agreements referred to in the preceding sentence, subject to the other terms and conditions of this Agreement, including the satisfaction of any applicable conditions precedent set forth in Section 5.2., the applicable Issuing Bank shall issue the requested Letter of Credit on the requested date of issuance for the benefit of the stipulated beneficiary but in no event prior to the date 5 Business Days (or such shorter period as may be reasonably acceptable to the Administrative Agent and such Issuing Bank) following the date after which such Issuing Bank has received all of the items required to be delivered to it under this subsection. An Issuing Bank shall not at any time be obligated to issue any Letter of Credit if such issuance would conflict with, or cause such Issuing Bank, the Administrative Agent or any Revolving Lender to exceed any limits imposed by, any Applicable Law or one or more policies of such Issuing Bank applicable to letters of credit generally. References herein to “issue” and derivations thereof with respect to Letters of Credit shall also include extensions or modifications of any outstanding Letters of Credit, unless the context otherwise requires. Upon the written request of the Company or any applicable Borrower, the applicable Issuing Bank shall promptly deliver to the Company and, with respect to any Letter of Credit issued for the account of any other Borrower, such Borrower a copy of each Letter of Credit issued by such Issuing Bank for the account of such Borrower within a reasonable time after the date of issuance thereof. To the extent any term of a Letter of Credit Document (excluding any certificate or other document presented by a beneficiary in connection with a drawing under such Letter of Credit) is inconsistent with a term of any Loan Document, the term of such Loan

- 64 - Document shall control. The applicable Borrower shall examine the copy of any Letter of Credit or any amendment to a Letter of Credit that is delivered to it by the applicable Issuing Bank and, in the event of any claim of noncompliance with such Borrower’s instructions or other irregularity, such Borrower will promptly (but in any event, within 5 Business Days after the later of (x) receipt by the beneficiary of such Letter of Credit of the original of, or amendment to, such Letter of Credit, as applicable and (y) receipt by such Borrower of a copy of such Letter of Credit or amendment, as applicable) notify such Issuing Bank. The applicable Borrower and the Company shall be conclusively deemed to have waived any such claim against the applicable Issuing Bank and its correspondents unless such notice is given as aforesaid. (d) Reimbursement Obligations. Upon receipt by an Issuing Bank from the beneficiary of a Letter of Credit issued by such Issuing Bank of any demand for payment under such Letter of Credit and such Issuing Bank’s determination that such demand for payment complies with the requirements of such Letter of Credit, such Issuing Bank shall promptly notify the Company, the Administrative Agent and, with respect to any Letter of Credit issued for the account of any other Borrower, such Borrower, of the amount to be paid by such Issuing Bank as a result of such demand and the date on which payment is to be made by such Issuing Bank to such beneficiary in respect of such demand; provided, however, that such notice need not be given prior to payment by such Issuing Bank and an Issuing Bank’s failure to give, or delay in giving, such notice shall not discharge the applicable Borrower in any respect from the applicable Reimbursement Obligation. Each Borrower hereby absolutely, unconditionally and irrevocably agrees to pay and reimburse each Issuing Bank for the amount of each demand for payment under each Letter of Credit issued by such Issuing Bank at or prior to the date on which payment is to be made by such Issuing Bank to the beneficiary thereunder, without presentment, demand, protest or other formalities of any kind. Upon receipt by an Issuing Bank of any payment in respect of any Reimbursement Obligation owing with respect to a Letter of Credit issued by such Issuing Bank, such Issuing Bank shall promptly pay to the Administrative Agent for the account of each Lender that has acquired a participation therein under the second sentence of the immediately following subsection (i) such Lender’s Revolving Commitment Percentage of such payment. (e) Manner of Reimbursement. Upon its receipt of a notice referred to in the immediately preceding subsection (d), the Company shall advise the Administrative Agent and the applicable Issuing Bank whether or not the applicable Borrower intends to borrow hereunder to finance its obligation to reimburse such Issuing Bank for the amount of the related demand for payment and, if it does, the applicable Borrower, or the Company on behalf of such Borrower, shall submit a timely request for such borrowing as provided in the applicable provisions of this Agreement. If the Company or the applicable Borrower fails to so advise the Administrative Agent and the applicable Issuing Bank, or if the Company or the applicable Borrower fails to reimburse the applicable Issuing Bank for a demand for payment under a Letter of Credit by the date of such payment, the failure of which the applicable Issuing Bank shall promptly notify the Administrative Agent, then (i) if the applicable conditions contained in Article V. would permit the making of Revolving Loans, the applicable Borrower shall be deemed to have requested a borrowing of Revolving Loans (which shall be Base Rate Loans) in an amount equal to the unpaid Reimbursement Obligation and the Administrative Agent shall give each Revolving Lender prompt notice of the amount of the Revolving Loan to be made available to the Administrative Agent not later than 12:00 noon Eastern time and (ii) if such conditions would not permit the making of Revolving Loans, the provisions of subsection (j) of this Section shall apply. The limitations set forth in the second sentence of Section 2.1.(a) shall not apply to any borrowing of Base Rate Loans under this subsection. (f) Effect of Letters of Credit on Revolving Commitments. Upon the issuance by an Issuing Bank of a Letter of Credit and until such Letter of Credit shall have expired or been cancelled, the Revolving Commitment of each Lender shall be deemed to be utilized for all purposes of this Agreement in an amount equal to the product of (i) such Lender’s Revolving Commitment Percentage and (ii) (A)

- 65 - the Stated Amount of such Letter of Credit plus (B) any related Reimbursement Obligations then outstanding. (g) Issuing Banks’ Duties Regarding Letters of Credit; Unconditional Nature of Reimbursement Obligations. In examining documents presented in connection with drawings under Letters of Credit and making payments under Letters of Credit issued by an Issuing Bank against such documents, such Issuing Bank shall only be required to use the same standard of care as it uses in connection with examining documents presented in connection with drawings under letters of credit in which it has not sold participations and making payments under such letters of credit. Each Borrower assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, none of the Administrative Agent, any of the Issuing Banks or any of the Lenders shall be responsible for, and the Borrowers’ obligations in respect of Letters of Credit shall not be affected in any manner by, (i) the form, validity, sufficiency, accuracy, genuineness or legal effects of any document submitted by any party in connection with the application for and issuance of or any drawing honored under any Letter of Credit even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit, or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) failure of the beneficiary of any Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, facsimile, electronic mail or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit, or of the proceeds thereof; (vii) the misapplication by the beneficiary of any Letter of Credit or of the proceeds of any drawing under any Letter of Credit; or (viii) any consequences arising from causes beyond the control of the Issuing Banks, the Administrative Agent or the Lenders. None of the above shall affect, impair or prevent the vesting of any Issuing Bank’s, the Administrative Agent’s or any Lender’s rights or powers hereunder. Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Letter of Credit issued by such Issuing Bank, if taken or omitted in the absence of gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final, non-appealable judgment), shall not create against such Issuing Bank any liability to the Borrowers, the Administrative Agent or any Lender. In this connection, the obligation of the applicable Borrower to reimburse an Issuing Bank for any drawing made under any Letter of Credit issued by such Issuing Bank, and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement and any other applicable Letter of Credit Document under all circumstances whatsoever, including without limitation, the following circumstances: (A) any lack of validity or enforceability of any Letter of Credit Document or any term or provisions therein; (B) any amendment or waiver of or any consent to departure from all or any of the Letter of Credit Documents; (C) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against such Issuing Bank, any other Issuing Bank, the Administrative Agent, any Lender, any beneficiary of a Letter of Credit or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or in the Letter of Credit Documents or any unrelated transaction; (D) any breach of contract or dispute between or among any Borrower, any Issuing Bank, the Administrative Agent, any Lender or any other Person; (E) any demand, statement or any other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein or made in connection therewith being untrue or inaccurate in any respect whatsoever; (F) any non-application or misapplication by the beneficiary of a Letter of Credit or of the proceeds of any drawing under such Letter of Credit; (G) payment by such Issuing Bank under any Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Letter of Credit; and (H) any other act, omission to act,

- 66 - delay or circumstance whatsoever that might, but for the provisions of this Section, constitute a legal or equitable defense to or discharge of, or provide a right of setoff against, any Borrower’s Reimbursement Obligations. Without limiting the foregoing, none of the Administrative Agent, any Issuing Bank, any Lender or any of their respective Related Parties shall have any liability or responsibility by reason of (x) any presentation that includes forged or fraudulent documents or that is otherwise affected by the fraudulent, bad faith or illegal conduct of the beneficiary or other Person, (y) an Issuing Bank declining to take up documents and make payment (A) against documents that are fraudulent, forged or for other reasons by which it is entitled not to honor or (B) following any Borrower’s waiver of discrepancies with respect to such documents or request for honor of such documents or (z) an Issuing Bank’s retaining proceeds of a Letter of Credit based on an apparently applicable attachment order, blocking regulation or third-party claim notified to such Issuing Bank Notwithstanding anything to the contrary contained in this Section or Section 12.9., but not in limitation of each Borrower’s unconditional obligation to reimburse an Issuing Bank for any drawing made under a Letter of Credit as provided in this Section and to repay any Revolving Loan made pursuant to the second sentence of the immediately preceding subsection (e), no Borrower shall have any obligation to indemnify the Administrative Agent, any Issuing Bank or any Lender in respect of any liability incurred by the Administrative Agent, such Issuing Bank or such Lender arising out of the gross negligence or willful misconduct of the Administrative Agent, such Issuing Bank or such Lender in respect of a Letter of Credit as determined by a court of competent jurisdiction in a final, non-appealable judgment. Except as otherwise provided in this Section, nothing in this Section shall affect any rights any Borrower may have with respect to the gross negligence or willful misconduct of the Administrative Agent, any Issuing Bank or any Revolving Lender with respect to any Letter of Credit. (h) Amendments, Etc. The issuance by an Issuing Bank of any amendment, supplement or other modification to any Letter of Credit issued by such Issuing Bank shall be subject to the same conditions applicable under this Agreement to the issuance of new Letters of Credit (including, without limitation, that the request therefor be made through the applicable Issuing Bank and the Administrative Agent), and no such amendment, supplement or other modification shall be issued unless either (i) the respective Letter of Credit affected thereby would have complied with such conditions had it originally been issued hereunder in such amended, supplemented or modified form or (ii) the Administrative Agent and the Revolving Lenders, if any, required by Section 12.6. shall have consented thereto. In connection with any such amendment, supplement or other modification, the Company shall pay the fees, if any, payable under the last sentence of Section 3.5.(c). (i) Lenders’ Participation in Letters of Credit. Immediately upon the issuance by an Issuing Bank of any Letter of Credit, each Revolving Lender shall be deemed to have absolutely, irrevocably and unconditionally purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Revolving Commitment Percentage of the liability of such Issuing Bank with respect to such Letter of Credit and each Revolving Lender thereby shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and shall be unconditionally obligated to such Issuing Bank to pay and discharge when due, such Lender’s Revolving Commitment Percentage of such Issuing Bank’s liability under such Letter of Credit for which such Issuing Bank is not reimbursed in full by the applicable Borrower through a Base Rate Loan or otherwise in accordance with the terms of this Agreement. In addition, upon the making of each payment by a Lender to the Administrative Agent for the account of an Issuing Bank in respect of any Letter of Credit issued by it pursuant to the immediately following subsection (j), such Lender shall, automatically and without any further action on the part of such Issuing Bank, the Administrative Agent or such Lender, acquire (i) a participation in an amount equal to such payment in the Reimbursement Obligation owing to such Issuing Bank by the applicable Borrower in respect of such Letter of Credit and (ii) a participation in a percentage equal to such Lender’s Revolving Commitment Percentage in any interest or other amounts payable by the applicable Borrower in respect of such Reimbursement Obligation (other than

- 67 - the Fees payable to such Issuing Bank pursuant to the second and the last sentences of Section 3.5.(c)). Upon receipt by the applicable Issuing Bank of any payment in respect of any Reimbursement Obligation, such Issuing Bank shall promptly pay to each Lender that has acquired a participation therein under the second sentence of this subsection (i), such Lender’s Revolving Commitment Percentage of such payment. (j) Payment Obligation of Lenders. Each Revolving Lender severally agrees to pay to the Administrative Agent, for the account of an Issuing Bank, on demand or upon notice in accordance with subsection (e) above, in immediately available funds in Dollars the amount of such Lender’s Revolving Commitment Percentage of (i) each drawing paid by such Issuing Bank under each Letter of Credit issued by it to the extent such amount is not reimbursed by the applicable Borrower pursuant to the immediately preceding subsection (d) or (ii) any reimbursement payment that is required to be refunded to the Borrower for any reason (including after the Revolving Credit Termination Date); provided, however, that in respect of any drawing under any Letter of Credit, the maximum amount that any Lender shall be required to fund, whether as a Revolving Loan or as a participation, shall not exceed such Lender’s Revolving Commitment Percentage of such drawing except as otherwise provided in Section 3.9.(d). If the notice referenced in the second sentence of Section 2.4.(e) is received by a Lender not later than 12:00 noon Eastern time, then such Lender shall make such payment available to the Administrative Agent not later than 2:00 p.m. Eastern time on the date of demand therefor; otherwise, such payment shall be made available to the Administrative Agent not later than 1:00 p.m. Eastern time on the next succeeding Business Day. Each Lender’s obligation to make such payments to the Administrative Agent under this subsection, whether as a Base Rate Loan or as a participation, and the Administrative Agent’s right to receive the same for the account of the applicable Issuing Bank, shall be absolute, irrevocable and unconditional and shall not be affected in any way by any circumstance whatsoever, including without limitation, (i) the failure of any other Lender to make its payment under this subsection, (ii) the financial condition of any Borrower or any other Loan Party, (iii) the existence of any Default or Event of Default, including any Event of Default described in Section 10.1.(e) or (f), (iv) any reduction or termination of the Revolving Commitments or (v) the delivery of Cash Collateral in respect of any Extended Letter of Credit. Each such payment to the Administrative Agent for the account of the applicable Issuing Bank shall be made without any offset, abatement, withholding or deduction whatsoever. (k) Information to Lenders. Promptly following any change in Letters of Credit outstanding issued by an Issuing Bank, such Issuing Bank shall provide to the Administrative Agent, which shall promptly provide the same to each Revolving Lender and the Company, and, with respect to any Letter of Credit issued for the account of any other Borrower, such Borrower, a notice describing the aggregate amount of all Letters of Credit issued by such Issuing Bank outstanding at such time. Upon the request of the Administrative Agent from time to time, an Issuing Bank shall deliver any other information reasonably requested by the Administrative Agent (or a Revolving Lender through the Administrative Agent) with respect to such Letter of Credit that is the subject of the request. Other than as set forth in this subsection, the Issuing Banks and the Administrative Agent shall have no duty to notify the Lenders regarding the issuance or other matters regarding Letters of Credit issued hereunder. The failure of any Issuing Bank or the Administrative Agent to perform its requirements under this subsection shall not relieve any Lender from its obligations under the immediately preceding subsection (j). (l) Extended Letters of Credit. Each Revolving Lender confirms that its obligations under the immediately preceding subsections (i) and (j) shall be reinstated in full and apply if the delivery of any Cash Collateral in respect of an Extended Letter of Credit is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise.

- 68 - (m) Reporting of Letter of Credit Information and L/C Commitment. At any time that there is an Issuing Bank that is not also the financial institution acting as Administrative Agent, then (i) on the last Business Day of each calendar month, (ii) on each date that a Letter of Credit is amended, terminated or otherwise expires, (iii) on each date that a Letter of Credit is issued or the expiry date of a Letter of Credit is extended, and (iv) upon the request of the Administrative Agent, each Issuing Bank (or, in the case of clauses (ii), (iii) or (iv) of this Section, the applicable Issuing Bank) shall deliver to the Administrative Agent a report setting forth in form and detail reasonably satisfactory to the Administrative Agent information (including, without limitation, any reimbursement, Cash Collateral, or termination in respect of Letters of Credit issued by such Issuing Bank) with respect to each Letter of Credit issued by such Issuing Bank that is outstanding hereunder. In addition, each Issuing Bank shall provide notice to the Administrative Agent of its L/C Commitment, or any change thereto, promptly upon it becoming an Issuing Bank or making any change to its L/C Commitment. No failure on the part of any Issuing Bank to provide such information pursuant to this Section 2.4.(m) shall limit the obligations of any Borrower or any Lender hereunder with respect to its reimbursement and participation obligations hereunder. (n) Replacement and Resignation of Issuing Bank. (i) Any Issuing Bank may be replaced (including concurrently with the assignment of all of the Revolving Commitments and Revolving Loans of any Lender then acting as an Issuing Bank hereunder) at any time by written agreement among the Company, the Administrative Agent, the replaced Issuing Bank and any successor Issuing Bank. The Administrative Agent shall notify the Revolving Lenders of any such replacement of an Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank pursuant to Section 3.5.(c). From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued by such successor Issuing Bank thereafter, (ii) references herein to the term “Issuing Bank” shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require, and (iii) the successor Issuing Bank shall, or any other Issuing Bank may, issue letters of credit in substitution for all Letters of Credit issued by the replaced Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the replaced Issuing Bank to effectively assume the obligations of the replaced Issuing Bank with respect to such Letters of Credit. After the replacement of an Issuing Bank hereunder or the assignment of all of the Revolving Commitments and Revolving Loans of any Lender then acting as an Issuing Bank hereunder, the replaced or departing Issuing Bank shall remain a party hereto (but only to extent the replaced or departing Issuing Bank still has Letters of Credit that will be issued and outstanding) and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement with respect to Letters of Credit then outstanding and issued by it prior to such replacement for which there is no substituted Letter of Credit, but shall not be required to issue additional Letters of Credit. (ii) Subject to the appointment and acceptance of a successor Issuing Bank, an Issuing Bank may resign as an Issuing Bank at any time upon thirty days’ prior written notice to the Administrative Agent, the Company and the Revolving Lenders, in which case, such resigning Issuing Bank shall be replaced in accordance with Section 2.4.(n)(i) above.

- 69 - Section 2.5. [Reserved]. Section 2.6. Rates and Payment of Interest on Loans. (a) Rates. Each Borrower promises to pay to the Administrative Agent for the account of each Lender interest on the unpaid principal amount of each Loan made by such Lender for the period from and including the date of the making of such Loan to but excluding the date such Loan shall be paid in full, at the following per annum rates: (i) during such periods as such Loan is a Base Rate Loan, at the Base Rate (as in effect from time to time), plus the Applicable Margin for Base Rate Loans; (ii) during such periods as such Loan is a Term SOFR Loan, at Term SOFR for such Loan for the Interest Period therefor, plus the Applicable Margin for SOFR Loans; (iii) during such periods as such Loan is a Daily SOFR Loan, at Daily Simple SOFR for such Loan (as in effect from time to time), plus the Applicable Margin for Daily SOFR Loans; (iv) if such Loan is an Absolute Rate Loan, at the Absolute Rate for such Loan for the Interest Period therefor quoted by the Lender making such Loan in accordance with Section 2.3.; and (v) if such Loan is a SOFR Margin Loan, at SOFR for such Loan for the Interest Period therefor plus the SOFR Margin quoted by the Lender making such Loan in accordance with Section 2.3. Notwithstanding the foregoing, (a) automatically upon any Event of Default under Section 10.1.(a), (e) or (f) or (b) at the option of the Requisite Lenders (upon notice to the Company), while any other Event of Default exists, each Borrower shall pay to the Administrative Agent for the account of each Lender and each Issuing Bank, as the case may be, interest at the Post-Default Rate on the outstanding principal amount of any Loan made by such Lender to such Borrower, on all Reimbursement Obligations and on any other amount payable by each Borrower hereunder or under the Notes held by such Lender to or for the account of such Lender (including without limitation, accrued but unpaid interest to the extent permitted under Applicable Law). (b) Payment of Interest. All accrued and unpaid interest on the outstanding principal amount of each Loan shall be payable on each applicable Interest Payment Date for such Loan. In the event of (i) any repayment or prepayment of any SOFR Loan, accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (ii) any conversion of any Term SOFR Loan prior to the end of the Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion. Interest payable at the Post-Default Rate shall be payable from time to time on demand. All determinations by the Administrative Agent of an interest rate hereunder shall be conclusive and binding on the Lenders and the Borrowers for all purposes, absent manifest error. (c) Company Information Used to Determine Applicable Interest Rates. The parties understand that the applicable interest rate for the Obligations and certain fees set forth herein may be determined and/or adjusted from time to time based upon certain financial ratios and/or other information to be provided or certified to the Lenders by the Company (the “Company Information”). If it is subsequently determined that any such Company Information was incorrect (for whatever reason, including, without limitation, because of a subsequent restatement of earnings by the Company) at the

- 70 - time it was delivered to the Administrative Agent, and if the applicable interest rate or fees calculated for any period were lower than they should have been had the correct information been timely provided, then, such interest rate and such fees for such period shall be automatically recalculated using correct Company Information. The Administrative Agent shall promptly notify the Company in writing of any additional interest and fees due because of such recalculation, and the Company or the relevant Borrower shall pay such additional interest or fees due to the Administrative Agent, for the account of each Lender, within ten (10) Business Days of receipt of such written notice. Any recalculation of interest or fees required by this provision shall survive the termination of this Agreement, and this provision shall not in any way limit any of the Administrative Agent’s, any Issuing Bank’s, or any Lender’s other rights under this Agreement. (d) Term SOFR and Daily Simple SOFR Conforming Changes. In connection with the use or administration of Term SOFR and Daily Simple SOFR, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. The Administrative Agent will promptly notify the Company and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of Term SOFR or Daily Simple SOFR. Section 2.7. Number of Interest Periods. There may be no more than ten (10) different Interest Periods for Term SOFR Loans and Bid Rate Loans, collectively, outstanding at the same time and not more than ten (10) SOFR Loans outstanding at the same time. Section 2.8. Repayment of Loans. (a) Revolving Loans. Each Borrower promises to repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the Revolving Loans made to such Borrower on the Revolving Credit Termination Date (or such earlier date on which the Revolving Commitments are terminated in full in accordance with this Agreement). (b) Bid Rate Loans. The Company promises to repay the entire outstanding principal amount of, and all accrued but unpaid interest on, each Bid Rate Loan on the last day of the Interest Period of such Bid Rate Loan (or such earlier date on which the Revolving Commitments are terminated in full in accordance with this Agreement), it being acknowledged that the Company may repay any Bid Rate Loans with the proceeds of Revolving Loans. (c) May 2024 Term Loans. The Company promises to repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the May 2024 Term Loans made to such Borrower on the May 2024 Term Loan Termination Date (or such earlier date on which the May 2024 Term Loans become due or are declared due in accordance with this Agreement). (d) September 2025 Term Loans. The Company promises to repay the entire outstanding principal amount of, and all accrued but unpaid interest on, the September 2025 Term Loans made to such Borrower on the September 2025 Term Loan Termination Date (or such earlier date on which the September 2025 Term Loans become due or are declared due in accordance with this Agreement).

- 71 - Section 2.9. Prepayments. (a) Optional. Subject to Section 4.4., any Borrower may prepay any Loan in full or in part at any time without premium or penalty. A Bid Rate Loan may only be prepaid, subject to Section 4.4., (i) with the prior written consent of the Lender holding such Bid Rate Loan, (ii) to the extent the Company has expressly stated in the Bid Rate Quote Request for such Bid Rate Loans that such Bid Rate Loans are subject to prepayment at the option of the Company or (iii) in connection with a prepayment in full of the Revolving Commitments pursuant to the terms of this Agreement. The applicable Borrower shall give the Administrative Agent prior written notice (i) at least 2 U.S. Government Securities Business Days prior to the prepayment of any Term SOFR Loan and (i) not later than 12:00 p.m. Eastern time on the Business Day of the prepayment of any Base Rate Loan or Daily SOFR Loan. Each voluntary partial prepayment of Loans shall be in an aggregate minimum amount of $1,000,000 and integral multiples of $100,000 in excess thereof. (b) Mandatory. (i) Revolving Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans and Bid Rate Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrowers shall within one (1) Business Day of demand pay to the Administrative Agent for the account of the Lenders, the amount of such excess. (ii) Bid Rate Facility Overadvance. If at any time the aggregate principal amount of all outstanding Bid Rate Loans exceeds $500,000,000 at such time, then the Company shall immediately pay to the Administrative Agent for the accounts of the applicable Lenders the amount of such excess. (iii) Application of Mandatory Prepayments. Amounts paid under the preceding subsection (b)(i) shall be applied to pay all amounts of principal outstanding on the Revolving Loans, Bid Rate Loans and any Reimbursement Obligations pro rata in accordance with Section 3.2., and if any Letters of Credit are outstanding at such time, the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations. Amounts paid under the preceding subsection (b)(ii) shall be applied in accordance with Section 3.2.(c). If the Borrowers are required to pay any outstanding Term SOFR Loans by reason of this Section prior to the end of the applicable Interest Period therefor, the Borrowers shall pay all amounts due under Section 4.4. (c) No Effect on Derivatives Contracts. No repayment or prepayment of the Loans pursuant to this Section shall affect any of the applicable Borrower’s obligations under any Derivatives Contracts entered into with respect to the Loans. Section 2.10. Continuation. So long as no Default or Event of Default exists, any Borrower may, with respect to any Term SOFR Loan, upon the expiration of any Interest Period therefor, elect to maintain such Term SOFR Loan or any portion thereof as a Term SOFR Loan by selecting a new Interest Period for such Term SOFR Loan. Each Continuation of a Term SOFR Loan shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount, and each new Interest Period selected under this Section shall commence on the last day of the immediately preceding Interest Period. Each election to continue a Term SOFR Loan and selection of a new Interest Period therefor shall be made by such Borrower giving to the Administrative Agent a Notice of Continuation not later than 1:00 p.m. Eastern time three (3)

- 72 - U.S. Government Securities Business Days prior to the date of any such Continuation. Such notice by a Borrower of a Continuation shall be by electronic mail or other similar form of communication in the form of a Notice of Continuation, specifying (a) the proposed date of such Continuation, (b) the Term SOFR Loans and portions thereof subject to such Continuation and (c) the duration of the selected Interest Period, all of which shall be specified in such manner as is necessary to comply with all limitations on Loans outstanding hereunder. Each Notice of Continuation shall be irrevocable by and binding on the applicable Borrower once given. Promptly after receipt of a Notice of Continuation, the Administrative Agent shall notify each Lender of the proposed Continuation. If a Borrower shall fail to select in a timely manner a new Interest Period for any Term SOFR Loan in accordance with this Section, such Loan will automatically, on the last day of the current Interest Period therefor, continue as a Term SOFR Loan with an Interest Period of one month; provided, however that if a Default or Event of Default exists, unless repaid such Loan will automatically, on the last day of the current Interest Period therefor, Convert into a Base Rate Loan notwithstanding the first sentence of Section 2.11. or such Borrower’s failure to comply with any of the terms of such Section. Section 2.11. Conversion. So long as no Default or Event of Default exists, any Borrower may, on any U.S. Government Securities Business Day, upon such Borrower’s giving of a Notice of Conversion to the Administrative Agent by electronic mail or other similar form of communication, Convert all or a portion of a Loan of one Type into a Loan of another Type; provided, however, a Base Rate Loan or Daily SOFR Loan may not be Converted into a Term SOFR Loan if a Default or Event of Default exists. Each Conversion of Base Rate Loans or Daily SOFR Loans into Term SOFR Loans shall be in an aggregate minimum amount of $2,000,000 and integral multiples of $500,000 in excess of that amount. Any Conversion of a Term SOFR Loan into a Base Rate Loan or Daily SOFR Loan shall be made on, and only on, the last day of an Interest Period for such Term SOFR Loan. Each such Notice of Conversion shall be given not later than (i) 1:00 p.m. Eastern time 3 U.S. Government Securities Business Days prior to the date of any proposed Conversion into a Daily SOFR Loan or Term SOFR Loan and (ii) 1:00 p.m. Eastern time two (2) Business Days prior to the date of any proposed Conversion into a Base Rate Loan. Promptly after receipt of a Notice of Conversion, the Administrative Agent shall notify each Lender of the proposed Conversion. Subject to the restrictions specified above, each Notice of Conversion shall be by electronic mail or other similar form of communication in the form of a Notice of Conversion specifying (a) the requested date of such Conversion, (b) the Type of Loan to be Converted, (c) the portion of such Type of Loan to be Converted, (d) the Type of Loan such Loan is to be Converted into and (e) if such Conversion is into a Term SOFR Loan, the requested duration of the Interest Period of such Loan. If a Borrower shall elect a conversion to Term SOFR Loans but fails to select an Interest Period for any Term SOFR Loan in accordance with this Section, such Borrower shall be deemed to have selected an Interest Period of one month. Each Notice of Conversion shall be irrevocable by and binding on the applicable Borrower once given. Section 2.12. Notes. (a) Notes. To the extent requested by any Lender, (i) the Revolving Loans made by such Lender shall, in addition to this Agreement, also be evidenced by a Revolving Note, payable to the order of such Lender in a principal amount equal to the amount of its Revolving Commitment as originally in effect and otherwise duly completed, (ii) the May 2024 Term Loans made by such Lender shall, in addition to this Agreement, also be evidenced by a May 2024 Term Loan Note, payable to the order of such Lender in a principal amount equal to the amount of the May 2024 Term Loans made by such Lender and otherwise duly completed and (iii) the September 2025 Term Loans made by such Lender shall, in addition to this Agreement, also be evidenced by a September 2025 Term Loan Note, payable to the order of such Lender in a principal amount equal to the amount of the September 2025 Term Loans made by such Lender and otherwise duly completed. Except in the case of a Lender that has notified the

- 73 - Administrative Agent in writing that it elects not to receive a Bid Rate Note, the Bid Rate Loans made by a Lender to the Company shall, in addition to this Agreement, also be evidenced by a Bid Rate Note payable to the order of such Lender. (b) Records. The date, amount, interest rate, Type and duration of Interest Periods (if applicable) of each Loan made by each Lender to any Borrower, and each payment made on account of the principal thereof, shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrowers hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. (c) Lost, Stolen, Destroyed or Mutilated Notes. Upon receipt by the Company of (i) written notice from a Lender that a Note of such Lender has been lost, stolen, destroyed or mutilated, and (ii)(A) in the case of loss, theft or destruction, an unsecured agreement of indemnity from such Lender in form reasonably satisfactory to the Company, or (B) in the case of mutilation, upon surrender and cancellation of such Note, the Borrowers shall at their own expense execute and deliver to such Lender a new Note dated the date of such lost, stolen, destroyed or mutilated Note. Section 2.13. Voluntary Reductions of the Revolving Commitments and September 2025 Term Loan Commitments. The Company shall have the right to terminate or reduce the aggregate unused amount of the Revolving Commitments (for which purpose use of the Revolving Commitments shall be deemed to include the aggregate amount of all Letter of Credit Liabilities and the aggregate principal amount of all outstanding Bid Rate Loans) or the September 2025 Term Loan Commitments at any time and from time to time without penalty or premium upon not less than three (3) Business Days’ prior written notice to the Administrative Agent of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which in the case of any partial reduction shall not be less than $25,000,000 and integral multiples of $5,000,000 in excess of that amount in the aggregate) and shall be irrevocable once given and effective only upon receipt by the Administrative Agent (“Commitment Reduction Notice”); provided, however, the Company may not reduce the aggregate amount of the Revolving Commitments or the September 2025 Term Loan Commitments, in either case, below $100,000,000 unless the Company is terminating the Revolving Commitments or the September 2025 Term Loan Commitments, as applicable, in full; provided, further, however, that such Commitment Reduction Notice may be revoked or modified in connection with a requested termination of the aggregate amount of all Revolving Commitments or September 2025 Term Loan Commitments that is contingent on the consummation of a refinancing, change of control event or other capital transaction that does not close on the originally anticipated closing date. Promptly after receipt of a Commitment Reduction Notice, the Administrative Agent shall notify each Revolving Lender or September 2025 Term Loan Lender, as applicable, of the proposed termination or reduction. Without limitation of the provisions of Section 2.17., the Revolving Commitments and/or September 2025 Term Loan Commitments, as applicable, once reduced or terminated pursuant to this Section, may not be increased or reinstated. The Borrowers shall pay all interest and fees on the Revolving Loans or September 2025 Term Loan Commitments, as applicable, accrued to the date of such reduction or termination of the Revolving Commitments or September 2025 Term Loan Commitments, as applicable, to the Administrative Agent for the account of the Revolving Lenders or September 2025 Term Loan Lenders, as applicable, including but not limited to any applicable compensation due to each such Lender in accordance with Section 4.4.

- 74 - Section 2.14. Extension of Revolving Credit Termination Date and September 2025 Term Loan Termination Date. (a) Extension of Revolving Credit Termination Date. The Company shall have the right to request that the Administrative Agent and the Revolving Lenders extend the Revolving Credit Termination Date for either (i) an additional six-month period, which extension right under this clause (i) shall be exercisable two times during the term of this Agreement, or (ii) an additional one-year period, which extension right under this clause (ii) shall be exercisable once during the term of this Agreement and shall not be available if the Company elects to use the extension right under clause (i) above; provided that, in either case, if such six-month or one-year period, as applicable, shall end on a date that is not a Business Day, it shall end on the immediately preceding Business Day. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 120 days prior to the current Revolving Credit Termination Date, a written request for such extension (a “Revolving Credit Extension Request”). The Administrative Agent shall notify the Revolving Lenders if it receives a Revolving Credit Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Revolving Credit Termination Date shall be extended for six months or one year, as applicable, effective upon receipt by the Administrative Agent of the Revolving Credit Extension Request and payment of the fee referred to in the following clause (y): (x) on and as of the date of the Revolving Credit Extension Request and as of the then existing Revolving Credit Termination Date, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by each Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and (y) the Borrowers shall have paid the Fees payable under Section 3.5.(d). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Company shall deliver to the Administrative Agent a certificate from a Responsible Officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). (b) Extension of September 2025 Term Loan Termination Date. The Company shall have the right to request that the Administrative Agent and the September 2025 Term Loan Lenders extend the September 2025 Term Loan Termination Date for an additional one-year period, which extension right shall be exercisable once during the term of this Agreement; provided that if such one-year period shall end on a date that is not a Business Day, it shall end on the immediately preceding Business Day. The Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 30 days but not more than 120 days prior to the current September 2025 Term Loan Termination Date, a written request for such extension (an “September 2025 Term Loan Extension Request”). The Administrative Agent shall notify the September 2025 Term Loan Lenders if it receives a September 2025 Term Loan Extension Request promptly upon receipt thereof. Subject to satisfaction of the following conditions, the September 2025 Term Loan Termination Date shall be extended for one year effective upon receipt by the Administrative Agent of the September 2025 Term Loan Extension Request and payment of the fee referred to in the following clause (y): (x) on and as of the date of receipt by the Administrative Agent of the September 2025 Term Loan Extension Request and as of the then existing September 2025 Term Loan Termination Date, (A) no Default or Event of Default shall exist and (B) the representations and warranties made or deemed made by each Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or

- 75 - warranty shall be true and correct in all respects) with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and (y) the Borrowers shall have paid the Fees payable under Section 3.5.(e). At any time prior to the effectiveness of any such extension, upon the Administrative Agent’s request, the Company shall deliver to the Administrative Agent a certificate from a Responsible Officer certifying the matters referred to in the immediately preceding clauses (x)(A) and (x)(B). Section 2.15. Expiration Date of Letters of Credit Past Revolving Commitment Termination. If on the date the Revolving Commitments are terminated or reduced to zero (whether voluntarily, by reason of the occurrence of an Event of Default or otherwise) there are any Letters of Credit outstanding hereunder and the aggregate Stated Amount of such Letters of Credit exceeds the balance of available funds on deposit in the Letter of Credit Collateral Account, then the applicable Borrower shall, on such date, pay to the Administrative Agent, for its benefit and the benefit of the Revolving Lenders and the Issuing Banks, for deposit into the Letter of Credit Collateral Account, an amount of money equal to the amount of such excess (or otherwise provide Cash Collateral equal to such excess in a manner acceptable to the Administrative Agent and the applicable Issuing Banks). Section 2.16. Amount Limitations. Notwithstanding any other term of this Agreement or any other Loan Document, no Lender shall be required to make a Revolving Loan, no Lender shall make any Bid Rate Loan, no Issuing Bank shall be required to issue a Letter of Credit and no reduction of the Revolving Commitments pursuant to Section 2.13. shall take effect, if, immediately after the making of such Revolving Loan, the issuance of such Letter of Credit or such reduction in the Revolving Commitments, after giving effect to any substantially concurrent prepayments or repayments, (a) the aggregate principal amount of all outstanding Revolving Loans and Bid Rate Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Revolving Commitments at such time, or (b) the aggregate principal amount of all outstanding Bid Rate Loans would exceed $500,000,000. Section 2.17. Increase in Aggregate Revolving Commitments and Incremental Term Loans. (a) The Company shall have the right to request increases in the aggregate amount of the Revolving Commitments (any such increase being “Incremental Revolving Commitments”) or to request one or more incremental term loan commitments to make one or more additional term loans, including a borrowing of an additional term loan the principal amount of which will be added to the outstanding principal amount of the existing May 2024 Term Loans or September 2025 Term Loans (each, an “Incremental Term Loan Facility”; any advance thereunder being an “Incremental Term Loan Advance”; and each Incremental Term Loan Facility, together with all Incremental Revolving Commitments, collectively, the “Incremental Facilities” and, individually, an “Incremental Facility”) (or any combination of the foregoing) by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that the aggregate amount of all Incremental Facilities shall not exceed $1,000,000,000. Each such Incremental Facility must be an aggregate minimum amount of $25,000,000 (or such lesser amount as the Company and the Administrative Agent shall mutually agree) and integral multiples of $5,000,000 in excess thereof. The Administrative Agent, in consultation with the Company, shall manage all aspects of the syndication of such Incremental Facility, including decisions as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such Incremental Facility and

- 76 - the allocations of the Commitments under such Incremental Facility among such existing Lenders and/or other banks, financial institutions and other institutional lenders. Notwithstanding the foregoing, participation in all or any portion of such Incremental Facility may be offered by the Administrative Agent to any existing Lender in the applicable Facility selected by the Company or to any other bank, financial institution or other institutional lender selected by the Company, subject to the approval of the Administrative Agent, and, with respect to Incremental Revolving Commitments, each Issuing Bank, in each case to the extent set forth in clause (v) of subsection (f) below. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide any other Incremental Facility, as applicable, and any new Lender becoming a party to this Agreement in connection with any such Incremental Facility must be an Eligible Assignee. (b) If a Person becomes a new Revolving Lender under this Agreement, or if any existing Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or, in the case of an existing Lender, increases its Revolving Commitment) (and as a condition thereto) purchase from the other Lenders its Revolving Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Lenders, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Lenders under Section 2.4.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrowers shall pay to the Lenders amounts payable, if any, to such Lenders under Section 4.4. as a result of the prepayment of any such Loans. (c) If pursuant to this Section 2.17. one or more Lenders (each an “Additional Term Loan Lender”) shall agree to make an applicable Incremental Term Loan Advance, such Incremental Term Loan Advance shall be made, on a date agreed to by the Company, the Administrative Agent and the Additional Term Loan Lenders, in accordance with the following conditions and procedures: (i) Not later than 11:00 a.m. Eastern time at least one (1) Business Day prior to the proposed date of a borrowing of Base Rate Loans or Daily SOFR Loans comprising all or a portion of an Incremental Term Loan Advance and not later than 1:00 p.m. Eastern time at least three (3) U.S. Government Securities Business Days prior to a borrowing of Term SOFR Loans comprising all or a portion of an Incremental Term Loan Advance, the Company shall deliver to the Administrative Agent (A) a Notice of Borrowing with respect to such Incremental Term Loan Advance and (B) in the case of an Incremental Term Loan Advance the principal amount of which will be added to an existing Term Loan Facility, if requested by the Administrative Agent, Notices of Continuation and/or Notices of Conversion with respect to any then outstanding Term Loans under such existing Term Loan Facility, such that, on the date of such Incremental Term Loan Advances, the Term Loans then outstanding under such Term Loan Facility and such Incremental Term Loan Advances shall be combined so that all Lenders providing Term Loans under such Term Loan Facility (including such Additional Term Loan Lenders) hold pro rata amounts of each portion of the Term Loans under such Term Loan Facility (including such Incremental Term Loan Advance) of each Type and Interest Period. Each such Notice of Borrowing, Notice of Conversion and Notice of Continuation shall specify the Type of such Incremental Term Loan Advances, and if such Incremental Term Loan Advances are to be a Term SOFR Loan, the Interest Period therefor, all in accordance with the provisions of the immediately preceding sentence. Such notices shall be irrevocable once given and binding on the Company. (ii) Each Additional Term Loan Lender shall deposit an amount equal to its applicable Incremental Term Loan Advance with the Administrative Agent at the Principal Office, in

- 77 - immediately available funds not later than 10:00 a.m. Eastern time on the date on which it has agreed to make such Incremental Term Loan Advance. Subject to fulfillment of all applicable conditions set forth herein, the Administrative Agent shall make available to the Company at the Principal Office, not later than 1:00 p.m. Eastern time on such date the proceeds of such amounts received by the Administrative Agent. (iii) The Company shall pay to the Lenders amounts payable, if any, to such Lenders under Section 4.4. as a result of the Conversion of any portion of the Incremental Term Loan Advances as provided above. (d) Each Incremental Facility may be established pursuant to an amendment or an amendment and restatement (an “Incremental Facility Amendment”) of this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each Lender participating in such Incremental Facility and the Administrative Agent. Notwithstanding anything to the contrary in Section 12.6., the Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the reasonable opinion of the Administrative Agent, to effect the provisions of this Section 2.17. Each Incremental Term Loan Facility will mature and amortize in a manner reasonably acceptable to the Administrative Agent, each Lender participating in such Incremental Term Loan Facility and the Company. (e) Loans made pursuant to any Incremental Facility shall rank pari passu in right of payment, and shall be guaranteed on a pari passu basis, with the Loans. (f) The effectiveness of Incremental Facilities under this Section are subject to the following conditions precedent: (v) the approval (which approval shall not be unreasonably withheld or delayed) of any new Lender (other than an Eligible Assignee) by the Administrative Agent and, with respect to any Incremental Revolving Commitments, each Issuing Bank, (w) no Default or Event of Default shall be in existence on the effective date of such Incremental Facility, (x) the representations and warranties made or deemed made by the Borrowers and any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents, (y) the Company shall be in compliance, on a pro forma basis, with the covenants contained in Section 9.1., and (z) the Administrative Agent shall have received each of the following, in form and substance reasonably satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the secretary or assistant secretary (or other individual performing similar functions) of the Company of (A) all corporate, partnership, member or other necessary action taken by the Borrowers to authorize such Incremental Facility and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such Incremental Facility; (ii) a supplement to this Agreement executed by the Borrowers and any Lender providing such Incremental Facility which supplement may include such amendments to this Agreement as the Administrative Agent deems reasonably necessary or appropriate to implement the transactions contemplated by this Section 2.17., together with the consent of the Guarantors thereto; (iii) if requested by the Administrative Agent, an opinion of counsel to the Borrowers and the Guarantors, and addressed to the Administrative Agent, the Issuing Banks and the Lenders covering such matters as reasonably requested by the Administrative Agent; (iv) if requested by any new Lender or any existing Lender

- 78 - increasing its Revolving Commitment, new Revolving Notes executed by the Borrowers, payable to any new Lenders and replacement Revolving Notes executed by the Borrowers, payable to any existing Lenders increasing their Revolving Commitments, in the amount of such Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments; and (v) if requested by any Additional Term Loan Lender, a Term Loan Note executed by the Borrowers payable to such Additional Term Loan Lender in the amount of such Additional Term Loan Lender’s Term Loans under any Incremental Term Loan Facilities. In connection with any Incremental Facility pursuant to this Section 2.17., any Lender becoming a party hereto shall (1) execute such documents and agreements as the Administrative Agent may reasonably request and (2) in the case of any Lender that is organized under the laws of a jurisdiction outside of the United States of America, provide to the Administrative Agent, its name, address, tax identification number and/or such other information as shall be necessary for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act. Section 2.18. Funds Transfer Disbursements. Each Borrower hereby authorizes the Administrative Agent to disburse the proceeds of any Loan made by the Lenders or any of their Affiliates pursuant to the Loan Documents as requested by an authorized representative of such Borrower or the Company on behalf of such Borrower to any of the accounts designated in the Disbursement Instruction Agreement. Section 2.19. Designation of Subsidiary Borrowers. (a) Subject to Sections 2.19.(b) and 5.3., the Company may at any time and from time to time upon not less than five (5) Business Days’ prior written notice to the Administrative Agent (or such shorter period as the Administrative Agent may agree) designate any Eligible Domestic Subsidiary as a Subsidiary Borrower by delivery to the Administrative Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company and the satisfaction of the other conditions precedent set forth in Section 5.3., and upon such delivery and satisfaction such Subsidiary shall for all purposes of this Agreement be a Subsidiary Borrower and a party to this Agreement until the Company shall have executed and delivered to the Administrative Agent a Borrowing Subsidiary Termination with respect to such Subsidiary, whereupon such Subsidiary shall cease to be a Subsidiary Borrower and a party to this Agreement. Notwithstanding the preceding sentence, no Borrowing Subsidiary Termination will become effective as to any Subsidiary Borrower at a time when any principal of or interest on any Loan to such Borrower shall be outstanding hereunder, provided that such Borrowing Subsidiary Termination shall be effective to terminate the right of such Subsidiary Borrower to request further Credit Events under this Agreement. As soon as practicable upon receipt of a Borrowing Subsidiary Agreement, the Administrative Agent shall furnish a copy thereof to each Lender. (b) Notwithstanding anything to the contrary in this Agreement, if any Lender determines that, as a result of any applicable law, rule, regulation or treaty or any applicable request, rule, requirement, guideline or directive (whether or not having the force of law) of any Governmental Authority, it is or it becomes unlawful, or shall otherwise determine that it would constitute a violation of such Lender’s internal policies, for such Lender to perform any of its obligations as contemplated by this Agreement with respect to any Subsidiary Borrower or for such Lender to fund or maintain any participation or any Loan to any Subsidiary Borrower: (i) such Lender shall promptly notify the Administrative Agent upon becoming aware of such event;

- 79 - (ii) the obligations of all Lenders to make, convert or continue any participations and Loans to such Subsidiary Borrower shall be suspended until such Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist; and (iii) the Borrowers shall repay any outstanding participations or Loans made to such Subsidiary Borrower on the last day of the Interest Period for each Loan occurring after the Administrative Agent has notified the Company or, if earlier, the date specified by the Lender in the notice delivered to the Administrative Agent (being no earlier than the last day of any applicable grace period permitted by law). Section 2.20. Permitted Extension Amendments. (a) The Company may, (i) with respect to the Revolving Credit Termination Date and September 2025 Term Loan Termination Date, two times during the term of this Agreement and only after it has exercised the extension rights under Section 2.14.(a) or (b), as applicable, and (ii) with respect to the May 2024 Term Loan Termination Date, two times during the term of this Agreement, in each case of clauses (i) and (ii), not more than one hundred twenty (120) days and not less than thirty (30) days prior to the then-current applicable Termination Date, by notice to the Administrative Agent (who shall promptly notify the applicable Lenders), request that each applicable Lender extend (each such date on which an extension occurs, an “Extension Date”) such Lender’s applicable Termination Date to the date that is one year after the applicable Termination Date then in effect for such Lender (the “Existing Termination Date”), subject to the terms and conditions contained in such request which may include (i) an increase in the interest rate or other fees applicable solely with respect to the Revolving Loans, Term Loans and/or Revolving Commitments in respect of which such extension is made to apply on and after the Extension Date and (ii) the inclusion of additional fees to be payable to the Extending Lenders (as defined below) in connection with such extension (including any upfront fees). (b) Each applicable Lender, acting in its sole and individual discretion, shall, by notice to the Administrative Agent given not later than the date that is fifteen (15) days after the date on which the Administrative Agent received the Company’s extension request (the “Lender Notice Date”), advise the Administrative Agent whether or not such Lender agrees to such extension (each Lender that determines to so extend its applicable Termination Date, an “Extending Lender”). Each Lender that determines not to so extend its applicable Termination Date (a “Non-Extending Lender”) shall notify the Administrative Agent of such fact promptly after such determination (but in any event no later than the Lender Notice Date), and any Lender that does not so advise the Administrative Agent on or before the Lender Notice Date shall be deemed to be a Non-Extending Lender. The election of any Lender to agree to such extension shall not obligate any other Lender to so agree, and it is understood and agreed that no Lender shall have any obligation whatsoever to agree to any request made by the Company for extension of the applicable Termination Date. (c) The Administrative Agent shall promptly notify the Company of each applicable Lender’s determination under this Section. (d) The Company shall have the right, but shall not be obligated, on or before the applicable Termination Date for any Non-Extending Lender to replace such Non-Extending Lender with, and add as “Lenders” under this Agreement in place thereof, one or more financial institutions (each, an “Additional Lender”) approved by the Administrative Agent and the Issuing Banks in accordance with the procedures provided in Section 4.6., each of which Additional Lenders shall have entered into an Assignment and Assumption (in accordance with and subject to the restrictions contained in Section 12.5., with the Company obligated to pay any applicable processing or recordation fee) with such

- 80 - Non-Extending Lender, pursuant to which such Additional Lenders shall, effective on or before the applicable Termination Date for such Non-Extending Lender, assume the applicable Revolving Commitments (and, if any such Additional Lender is already a Revolving Lender, its Revolving Commitment shall be in addition to such Lender’s Revolving Commitment hereunder on such date) or the applicable Term Loans. Prior to any Non-Extending Lender being replaced by one or more Additional Lenders pursuant hereto, such Non-Extending Lender may elect, in its sole discretion, by giving irrevocable notice thereof to the Administrative Agent and the Company (which notice shall set forth such Lender’s new applicable Termination Date), to become an Extending Lender. The Administrative Agent may effect such amendments to this Agreement as are reasonably necessary to provide for any such extensions with the consent of the Company but without the consent of any other Lenders. (e) If (and only if) the total of the Revolving Commitments of the Revolving Lenders or applicable Term Loans of the applicable Term Loan Lenders, as applicable, that have agreed to extend their applicable Termination Date and the new or increased Revolving Commitments or applicable Term Loans, as applicable, of any Additional Lenders is more than 50% of the aggregate amount of the Revolving Commitments or applicable Term Loans, as applicable, in effect immediately prior to the applicable Extension Date, then, in each case, effective as of the applicable Extension Date, the applicable Termination Date of each Extending Lender and of each Additional Lender shall be extended to the date that is one year after the Existing Termination Date (except that, if such date is not a Business Day, such Termination Date as so extended shall be the next preceding Business Day) and each Additional Lender shall thereupon become a “Lender” and a “Revolving Lender”, “Term Loan Lender”, “May 2024 Term Loan Lender” and/or “September 2025 Term Loan Lender”, as applicable, for all purposes of this Agreement and shall be bound by the provisions of this Agreement as a Lender and a Revolving Lender, Term Loan Lender, May 2024 Term Loan Lender and/or September 2025 Term Loan Lender, as applicable, hereunder and shall have the obligations of a Lender and a Revolving Lender, Term Loan Lender, May 2024 Term Loan Lender and/or September 2025 Term Loan Lender, as applicable, hereunder. For the avoidance of doubt, (i) no consent of any Lender (other than the existing Lenders participating in the extension of the Existing Termination Date) shall be required for any extension of the applicable Termination Date pursuant to this Section 2.20., (ii) the operation of this Section 2.20. in accordance with its terms is not an amendment subject to Section 12.6. and (iii) at any date of determination, the Revolving Credit Facility established hereunder will have a term of no more than five years, whether such determination is made before or after giving effect to any extension request made by the Company pursuant to this Section 2.20. (f) Notwithstanding the foregoing, any extension of any Termination Date pursuant to this Section 2.20. shall not be effective with respect to any Extending Lender unless: (i) no Default or Event of Default shall have occurred and be continuing on the applicable Extension Date and immediately after giving effect thereto; (ii) the representations and warranties made or deemed made by each Borrower or any other Loan Party in any Loan Documents to which such Loan Party is a party, shall be true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall be true and correct in all respects) on and as of such Extension Date with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents; and

- 81 - (iii) the Administrative Agent shall have received a certificate dated as of the applicable Extension Date from the Company signed by a Responsible Officer of the Company (A) certifying the accuracy of the foregoing clauses (i) and (ii) and (B) certifying and attaching the resolutions adopted by the Loan Parties approving or consenting to such extension. (g) On the applicable Termination Date of each Non-Extending Lender, (i) with respect to any extension of the Revolving Credit Termination Date, any Revolving Commitment of each Non- Extending Lender shall automatically terminate and (ii) the applicable Borrower shall repay such Non- Extending Lender in accordance with Section 2.8. (and shall pay to such Non-Extending Lender all of the other Obligations owing to it under this Agreement) and after giving effect thereto shall prepay any Revolving Loans and/or Term Loans, as applicable, outstanding on such date (and pay any additional amounts required pursuant to Section 4.4.) to the extent necessary to keep outstanding Loans under the applicable Facility ratable with any revised applicable percentages of the respective Lenders under such Facility effective as of such date and, with respect to the Revolving Credit Facility, the Administrative Agent shall administer any necessary reallocation of the Revolving Credit Exposures (without regard to any minimum borrowing, pro rata borrowing and/or pro rata payment requirements contained elsewhere in this Agreement). (h) This Section shall supersede any provisions in Sections 3.1., 3.2., 3.3. or 12.6. to the contrary. ARTICLE III. Payments, Fees and Other General Provisions Section 3.1. Payments. (a) Payments by Borrowers. Except to the extent otherwise provided herein, all payments of principal, interest, Fees and other amounts to be made by any Borrower, or the Company on behalf of the applicable Borrower, under this Agreement, the Notes or any other Loan Document shall be made in Dollars, in immediately available funds, without setoff, deduction or counterclaim (excluding Taxes required to be withheld pursuant to Section 3.10.), to the Administrative Agent at the Principal Office, not later than 2:00 p.m. Eastern time on the date on which such payment shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day for any Base Rate Loan or Daily SOFR Loan and on the next succeeding U.S. Government Securities Business Day for any Term SOFR Loan). Subject to Section 10.5., each Borrower, or the Company on behalf of the applicable Borrower, shall, at the time of making each payment under this Agreement or any other Loan Document, specify to the Administrative Agent the amounts payable by such Borrower hereunder to which such payment is to be applied. Each payment received by the Administrative Agent for the account of a Lender under this Agreement or any Note shall be paid to such Lender by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Lender to the Administrative Agent from time to time, for the account of such Lender at the applicable Lending Office of such Lender. Each payment received by the Administrative Agent for the account of an Issuing Bank under this Agreement shall be paid to such Issuing Bank by wire transfer of immediately available funds in accordance with the wiring instructions provided by such Issuing Bank to the Administrative Agent from time to time, for the account of such Issuing Bank. In the event the Administrative Agent fails to pay such amounts to such Lender or such Issuing Bank, as the case may be, within one Business Day of receipt of such amounts, the Administrative Agent shall pay interest on such amount until paid at a rate per annum equal to the Federal Funds Rate from time to time in effect. If the due date of any payment under this Agreement or any other Loan Document would otherwise fall on a day which is not a Business Day or U.S. Government Securities Business Day, as applicable, such date shall be extended to the next succeeding Business Day or U.S. Government

- 82 - Securities Business Day, as applicable, and interest shall continue to accrue at the rate, if any, applicable to such payment for the period of such extension. (b) Presumptions Regarding Payments by Borrowers. Unless the Administrative Agent shall have received notice from a Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders or an Issuing Bank hereunder that such Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may (but shall not be obligated to), in reliance upon such assumption, distribute to the Lenders or the Issuing Banks, as the case may be, the amount due. In such event, if the applicable Borrower has not in fact made such payment, then each of the Lenders or the Issuing Banks, as the case may be, severally agrees to repay to the Administrative Agent on demand that amount so distributed to such Lender or such Issuing Bank, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. Section 3.2. Pro Rata Treatment. Except to the extent otherwise provided herein: (a) each borrowing from the Revolving Lenders under Sections 2.1.(a) and 2.4.(e) shall be made from the Revolving Lenders, each payment of the fees under Section 3.5.(b), the first sentence of Section 3.5.(c), and Section 3.5.(d) shall be made for the account of the Revolving Lenders, and each termination or reduction of the amount of the Revolving Commitments under Section 2.13. shall be applied to the respective Revolving Commitments of the Revolving Lenders, pro rata according to the amounts of their respective Revolving Commitments; (b) each payment or prepayment of principal of Revolving Loans shall be made for the account of the Revolving Lenders pro rata in accordance with the respective unpaid principal amounts of the Revolving Loans held by them; provided that, subject to Section 3.9., if immediately prior to giving effect to any such payment in respect of any Revolving Loans the outstanding principal amount of the Revolving Loans shall not be held by the Lenders pro rata in accordance with their respective Revolving Commitments in effect at the time such Revolving Loans were made, then such payment shall be applied to the Revolving Loans in such manner as shall result, as nearly as is practicable, in the outstanding principal amount of the Revolving Loans being held by the Lenders pro rata in accordance with such respective Revolving Commitments; (c) each prepayment of principal of Bid Rate Loans pursuant to Section 2.9.(b)(ii) shall be made for account of the Lenders then owed Bid Rate Loans pro rata in accordance with the respective unpaid principal amounts of the Bid Rate Loans then owing to each such Lender; (d) the making of May 2024 Term Loans under Section 2.2.(a) shall be made from the May 2024 Term Loan Lenders, pro rata according to the amounts of their respective May 2024 Term Loan Commitments, and each payment or prepayment of principal of May 2024 Term Loans shall be made for the account of the May 2024 Term Loan Lenders pro rata in accordance with the respective unpaid principal amounts of the May 2024 Term Loans held by them; (e) the making of September 2025 Term Loans under Section 2.2.(b) shall be made from the September 2025 Term Loan Lenders pro rata according to the amounts of their respective September 2025 Term Loan Commitments, each payment of the fees under Section 3.5.(h) shall be made for the account of the September 2025 Term Loan Lenders, and each termination or reduction of the amount of the September 2025 Term Loan Commitments under Section 2.13. shall be applied to the respective September 2025 Term Loan Commitments of the September 2025 Term Loan Lenders, pro rata according to the amounts of their respective September 2025 Term Loan Commitments, and each payment or prepayment of principal of September 2025 Term Loans and each payment of the fees under Section 3.5.(e) shall be made for the account of the September 2025 Term Loan Lenders pro rata in accordance with the respective unpaid principal amounts of the September 2025 Term Loans held by them; (f) each payment of interest on Loans shall be made for the account of the applicable Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the respective Lenders; (g) the Conversion and Continuation of Loans of a particular Type (other than Conversions provided for by Sections 4.1.(c) and 4.5.) shall be made

- 83 - pro rata among the applicable Lenders according to the amounts of their respective Loans, and the then current Interest Period for each Lender’s portion of each such Loan of such Type shall be coterminous; and (h) the Revolving Lenders’ participation in, and payment obligations in respect of, Letters of Credit under Section 2.4., shall be in accordance with their respective Revolving Commitment Percentages. Section 3.3. Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or other Obligations owing to such Lender (other than Specified Derivatives Obligations) resulting in such Lender receiving payment of a proportion of the aggregate amount of its Loans and accrued interest thereon or other such Obligation greater than the share thereof as provided in Section 3.2. or Section 10.5., as applicable, then the Lender receiving such greater proportion shall (a) notify the Administrative Agent of such fact, and (b) purchase (for cash at face value) participations in the Loans and such other Obligations owing to the other Lenders, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the applicable Lenders ratably in accordance with Section 3.2. or Section 10.5., as applicable; provided that: (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and (ii) the provisions of this Section shall not be construed to apply to (x) any payment made by the Borrowers pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender), (y) the application of Cash Collateral provided for in Section 3.9.(e) or (z) any payment obtained by a Lender as consideration for the assignment of, or sale of a participation in, any of its Loans or participations in Letters of Credit to any assignee or participant, other than to the Borrowers or any of their Subsidiaries or Affiliates (as to which the provisions of this Section shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may, subject to Section 12.3, exercise against such Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation. Section 3.4. Several Obligations. No Lender shall be responsible for the failure of any other Lender to make a Loan or to perform any other obligation to be made or performed by such other Lender hereunder, and the failure of any Lender to make a Loan or to perform any other obligation to be made or performed by it hereunder shall not relieve the obligation of any other Lender to make any Loan or to perform any other obligation to be made or performed by such other Lender. Section 3.5. Fees. (a) Closing Fee. On the Effective Date, each Borrower agrees to pay to the Administrative Agent, each Arranger and each Lender all fees then due and payable as have been agreed to in writing by the Borrowers, the Arrangers and the Administrative Agent in the Fee Letters or otherwise. (b) Facility Fees. (i) During the period from the Effective Date to but excluding the earlier of (x) the Investment Grade Pricing Effective Date and (y) the Revolving Credit Termination Date, the

- 84 - Company agrees to pay to the Administrative Agent for the account of the Revolving Lenders an unused facility fee (the “Unused Fee”) equal to the sum of the daily amount by which the aggregate amount of the Revolving Commitments exceeds the aggregate outstanding principal amount of the Revolving Loans set forth in the table below multiplied by the corresponding per annum rate: Amount by Which Revolving Commitments Exceed Revolving Loans Unused Fee $0 to and including an amount equal to 50% of the aggregate amount of Revolving Commitments 0.20% Greater than an amount equal to 50% of the aggregate amount of Revolving Commitments 0.25% Such Unused Fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Investment Grade Pricing Effective Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. (ii) From and after the Investment Grade Pricing Effective Date, the Company agrees to pay to the Administrative Agent for the account of the Revolving Lenders a facility fee equal to the average daily aggregate amount of the Revolving Commitments (whether or not utilized) multiplied by the corresponding per annum rate equal to the Ratings-Based Applicable Margin. Such fee shall be computed on a daily basis and payable quarterly in arrears on the first day of each January, April, July and October during the term of this Agreement and on the Revolving Credit Termination Date or any earlier date of termination of the Revolving Commitments or reduction of the Revolving Commitments to zero. The Company acknowledges that the fee payable hereunder is a bona fide commitment fee and is intended as reasonable compensation to the Revolving Lenders for committing to make funds available to the Borrowers as described herein and for no other purposes. (c) Letter of Credit Fees. Each Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a letter of credit fee at a rate per annum equal to the Applicable Margin for Revolving Loans that are Term SOFR Loans times the daily average Stated Amount of each Letter of Credit for the period from and including the date of issuance of such Letter of Credit (x) to and including the date such Letter of Credit expires or is cancelled or terminated or (y) to but excluding the date such Letter of Credit is drawn in full. In addition to such fees, each Borrower shall pay to each Issuing Bank solely for its own account, a fronting or issuance fee in respect of each Letter of Credit issued by such Issuing Bank in an amount to be agreed between such Borrower and such Issuing Bank, which fee may be payable either as a percentage of the Stated Amount of such Letter of Credit or as a per annum rate on the daily average Stated Amount of such Letter of Credit for the period from and including the date of issuance of such Letter of Credit (1) to and including the date such Letter of Credit expires or is cancelled or terminated or (2) to but excluding the date such Letter of Credit is drawn in full. The fees provided for in this subsection shall be nonrefundable and payable in arrears (i) quarterly on the first day of January, April, July and October, (ii) on the Revolving Credit Termination Date, (iii) on the date the Revolving Commitments are terminated or reduced to zero and (iv) thereafter from time to time on demand of the Administrative Agent. The Company shall pay directly to each Issuing Bank from time to time on demand all commissions, charges, costs and expenses in the amounts customarily charged or incurred by such Issuing Bank from time to time in like circumstances with respect to the issuance, amendment, renewal or extension of any Letter of Credit or any other transaction relating thereto.

- 85 - (d) Revolving Credit Extension Fee. If the Revolving Credit Termination Date is being extended in accordance with Section 2.14.(a), the Company shall pay to the Administrative Agent for the account of each Revolving Lender a fee equal to (a) in the case of the first extension pursuant to Section 2.14.(a)(i), 0.05% (5 basis points) of the amount of such Lender’s Revolving Commitment (whether or not utilized) in effect on the effective date of such extension, (b) in the case of the second extension pursuant to Section 2.14.(a)(i), 0.075% (7.5 basis points) of the amount of such Lender’s Revolving Commitment (whether or not utilized) in effect on the effective date of such extension, and (c) in the case of any extension pursuant to Section 2.14.(a)(ii), 0.125% (12.5 basis points) of the amount of such Lender’s Revolving Commitment (whether or not utilized) in effect on the effective date of such extension. Such fee shall be due and payable in full on and as a condition to the effective date of such extension. (e) September 2025 Term Loan Extension Fee. If the September 2025 Term Loan Termination Date is being extended in accordance with Section 2.14.(b), the Company shall pay to the Administrative Agent for the account of each September 2025 Term Loan Lender a fee equal to 0.125% (12.5 basis points) of the aggregate principal amount of such Lender’s September 2025 Term Loans on the effective date of such extension. Such fee shall be due and payable in full on and as a condition to the effective date of such extension. (f) Bid Rate Loan Fees. The Company agrees to pay to the Administrative Agent a fee equal to $1,000 at the time of each Bid Rate Quote Request made hereunder for services rendered by the Administrative Agent in connection with the Bid Rate Loans. (g) Administrative and Other Fees. Each Borrower agrees to pay the administrative and other fees of the Administrative Agent as provided in the Wells Fargo Fee Letters and as may be otherwise agreed to in writing from time to time by the Borrowers and the Administrative Agent. (h) Ticking Fee. For the period beginning on the Effective Date and ending on the date of the termination of all of the September 2025 Term Loan Commitments or reduction of the September 2025 Term Loan Commitments to zero in accordance with the terms of this Agreement, the Company agrees to pay to the Administrative Agent for the account of the September 2025 Term Loan Lenders ratably in accordance with their respective September 2025 Term Loan Commitments a ticking fee equal to (x) the daily aggregate amount of the unused September 2025 Term Loan Commitments, multiplied by (y) a per annum rate equal to 0.25%, which shall be prorated for the number of days elapsed during such period. Such fee shall be payable in arrears on each Interest Payment Date during such period and on the date of termination of any of the September 2025 Term Loan Commitments or reduction of the September 2025 Term Loan Commitments to zero. Section 3.6. Computations. Unless otherwise expressly set forth herein, any accrued interest on any Loan, any Fees or any other Obligations due hereunder shall be computed for the actual number of days elapsed on the basis of a year of 360 days, except interest on Base Rate Loans shall be computed on the basis of a year of 365 or 366 days, as applicable, and the actual number of days elapsed. Section 3.7. Usury. In no event shall the amount of interest due or payable on the Loans or other Obligations exceed the maximum rate of interest allowed by Applicable Law and, if any such payment is paid by any Borrower or any other Loan Party or received by any Lender, then such excess sum shall be credited as a payment of principal, unless such Borrower shall notify the respective Lender in writing that such Borrower elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the Borrowers

- 86 - not pay and the Lenders not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Borrowers under Applicable Law. The parties hereto hereby agree and stipulate that the only charge imposed upon the Borrowers for the use of money in connection with this Agreement is and shall be the interest specifically described in Section 2.6.(a)(i) and (ii). Notwithstanding the foregoing, the parties hereto further agree and stipulate that all agency fees, syndication fees, facility fees, closing fees, letter of credit fees, underwriting fees, default charges, late charges, funding or “breakage” charges, increased cost charges, attorneys’ fees and reimbursement for costs and expenses paid by the Administrative Agent or any Lender to third parties or for damages incurred by the Administrative Agent or any Lender, in each case, in connection with the transactions contemplated by this Agreement and the other Loan Documents, are charges made to compensate the Administrative Agent or any such Lender for underwriting or administrative services and costs or losses performed or incurred, and to be performed or incurred, by the Administrative Agent and the Lenders in connection with this Agreement and shall under no circumstances be deemed to be charges for the use of money. All charges other than charges for the use of money shall be fully earned and nonrefundable when due. Section 3.8. Statements of Account. The Administrative Agent will account to the Company monthly with a statement of Loans, accrued interest and Fees, charges and payments made pursuant to this Agreement and the other Loan Documents, and such account rendered by the Administrative Agent shall be deemed conclusive upon the Borrowers absent manifest error. The failure of the Administrative Agent to deliver such a statement of accounts shall not relieve or discharge any Borrower from any of its obligations hereunder. Section 3.9. Defaulting Lenders. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by Applicable Law: (a) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Requisite Lenders, the definition of Requisite Revolving Lenders, the definition of Requisite September 2025 Term Loan Lenders, the definition of Requisite May 2024 Term Loan Lenders and in Section 12.6. (b) Defaulting Lender Waterfall. Any payment of principal, interest, Fees or other amounts received by the Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article X. or otherwise) or received by the Administrative Agent from a Defaulting Lender pursuant to Section 12.3. shall be applied at such time or times as may be determined by the Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Issuing Banks hereunder; third, to Cash Collateralize the Issuing Banks’ Fronting Exposures with respect to such Defaulting Lender in accordance with subsection (e) below; fourth, as the Company may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent; fifth, if so determined by the Administrative Agent and the Company, to be held in a deposit account and released pro rata in order to (x) satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement and (y) Cash Collateralize the Issuing Banks’ future Fronting Exposures with respect to such Defaulting Lender with respect to future Letters of Credit issued under this Agreement, in accordance with subsection (e) below; sixth, to the payment of any amounts owing to the Lenders or the Issuing

- 87 - Banks as a result of any judgment of a court of competent jurisdiction obtained by any Lender or any Issuing Bank against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; seventh, so long as no Default or Event of Default exists, to the payment of any amounts owing to a Borrower as a result of any judgment of a court of competent jurisdiction obtained by such Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and eighth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans or amounts owing by such Defaulting Lender under Section 2.4.(j) in respect of Letters of Credit (such amounts, “L/C Disbursements”), in respect of which such Defaulting Lender has not fully funded its appropriate share, and (y) such Loans were made or the related Letters of Credit were issued at a time when the conditions set forth in Article V. were satisfied or waived, such payment shall be applied solely to pay the Loans of, and L/C Disbursements owed to, all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of, or L/C Disbursements owed to, such Defaulting Lender until such time as all Revolving Loans and funded and unfunded participations in Letter of Credit Liabilities are held by the Revolving Lenders pro rata in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately following subsection (d)). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender or to post Cash Collateral pursuant to this subsection shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents thereto. (c) Certain Fees. (i) No Defaulting Lender shall be entitled to receive any Fee payable under Section 3.5.(b) or Section 3.5.(h) for any period during which that Lender is a Defaulting Lender (and the Borrowers shall not be required to pay any such fee that otherwise would have been required to have been paid to that Defaulting Lender). (ii) Each Defaulting Lender shall be entitled to receive the Fee payable under Section 3.5.(c) for any period during which that Lender is a Defaulting Lender only to the extent allocable to its Revolving Commitment Percentage of the Stated Amount of Letters of Credit for which it has provided Cash Collateral pursuant to the immediately following subsection (e). (iii) With respect to any Fee not required to be paid to any Defaulting Lender pursuant to the immediately preceding clauses (i) or (ii), the Borrower shall (x) pay to each Non-Defaulting Lender that portion of any such Fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Letter of Credit Liabilities that has been reallocated to such Non-Defaulting Lender pursuant to the immediately following subsection (d), (y) pay to the Issuing Banks the amount of any such Fee otherwise payable to such Defaulting Lender to the extent allocable to such Issuing Bank’s Fronting Exposure to such Defaulting Lender and not, in the case of such Issuing Bank, Cash Collateralized in accordance with subsection (e) of this Section 3.9., and (z) not be required to pay the remaining amount of any such Fee. (d) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Letter of Credit Liabilities shall be reallocated among the Non- Defaulting Lenders in accordance with their respective Revolving Commitment Percentages (determined without regard to such Defaulting Lender’s Revolving Commitment) but only to the extent that (x) no Event of Default shall have occurred and is continuing at the time of such reallocation (and, unless the Company shall have otherwise notified the Administrative Agent at such time, the Company shall be deemed to have represented and warranted that such condition is satisfied at such time), and (y) such reallocation does not cause the aggregate Revolving Credit Exposure of any Non-Defaulting Lender to

- 88 - exceed such Non-Defaulting Lender’s Revolving Commitment. Subject to Section 12.21., no reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a Non-Defaulting Lender as a result of such Non-Defaulting Lender’s increased exposure following such reallocation. (e) Cash Collateral. (i) If the reallocation described in the immediately preceding subsection (d) above cannot, or can only partially, be effected, the Borrowers shall, without prejudice to any right or remedy available to it hereunder or under law, Cash Collateralize the Issuing Banks’ Fronting Exposures in accordance with the procedures set forth in this subsection. (ii) At any time that there shall exist a Defaulting Lender that is a Revolving Lender, within 1 Business Day following the written request of the Administrative Agent or an Issuing Bank (with a copy to the Administrative Agent), the Borrowers shall Cash Collateralize such Issuing Bank’s Fronting Exposure with respect to such Defaulting Lender (determined after giving effect to the immediately preceding subsection (d) and any Cash Collateral provided by such Defaulting Lender) in an amount not less than the aggregate Fronting Exposure of such Issuing Bank with respect to the applicable Letters of Credit issued and outstanding at such time. (iii) Each Borrower, and to the extent provided by any Defaulting Lender, such Defaulting Lender, hereby grant to the Administrative Agent, for the benefit of the Issuing Banks, and agree to maintain, a first priority security interest in all such Cash Collateral as security for the Defaulting Lenders’ obligation to fund participations in respect of Letter of Credit Liabilities, to be applied pursuant to the immediately following clause (iv). If at any time the Administrative Agent determines that Cash Collateral is subject to any right or claim of any Person other than the Administrative Agent and the Issuing Banks as herein provided, or that the total amount of such Cash Collateral is less than the aggregate Fronting Exposures of the Issuing Banks with respect to the applicable Letters of Credit issued and outstanding at such time, the Borrowers will, promptly upon demand by the Administrative Agent, pay or provide to the Administrative Agent additional Cash Collateral in an amount sufficient to eliminate such deficiency (after giving effect to any Cash Collateral provided by the Defaulting Lender). (iv) Notwithstanding anything to the contrary contained in this Agreement, Cash Collateral provided under this Section in respect of Letters of Credit shall be applied to the satisfaction of the Defaulting Lender’s obligation to fund participations in respect of Letter of Credit Liabilities (including, as to Cash Collateral provided by a Defaulting Lender, any interest accrued on such obligation) for which the Cash Collateral was so provided, prior to any other application of such property as may otherwise be provided for herein. (v) Cash Collateral (or the appropriate portion thereof) provided to reduce the Issuing Banks’ Fronting Exposures shall no longer be required to be held as Cash Collateral pursuant to this subsection following (x) the elimination of the applicable Fronting Exposure (including by the termination of Defaulting Lender status of the applicable Lender), or (y) the determination by the Administrative Agent and the Issuing Banks that there exists excess Cash Collateral; provided that, subject to the immediately preceding subsection (b), the Person providing Cash Collateral and the Issuing Banks may (but shall not be obligated to) agree that Cash Collateral shall be held to support future anticipated Fronting Exposure or other obligations and provided further that to the extent that such Cash Collateral was provided by the Borrowers, such Cash Collateral shall remain subject to the security interest granted pursuant to the Loan Documents.

- 89 - (f) Defaulting Lender Cure. If the Company, the Administrative Agent and the Issuing Banks agree in writing that a Revolving Lender is no longer a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which may include arrangements with respect to any Cash Collateral), that Lender will, to the extent applicable, purchase at par that portion of outstanding Revolving Loans of the other Lenders or take such other actions as the Administrative Agent may determine to be necessary to cause, as applicable the Revolving Loans and funded and unfunded participations in Letters of Credit to be held pro rata by the Revolving Lenders in accordance with their respective Revolving Commitment Percentages (determined without giving effect to the immediately preceding subsection (d)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to Fees accrued or payments made by or on behalf of the Borrowers while that Lender was a Defaulting Lender; and provided, further, that, subject to Section 12.21., except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. (g) New Letters of Credit. So long as any Revolving Lender is a Defaulting Lender, no Issuing Bank shall be required to issue, extend, renew or increase any Letter of Credit unless it is satisfied that it will have no Fronting Exposure after giving effect thereto. (h) Purchase of Defaulting Lender’s Commitment/Loans. During any period that a Lender is a Defaulting Lender, the Company may, by the Company’s giving written notice thereof to the Administrative Agent, such Defaulting Lender and the other Lenders, demand that such Defaulting Lender, and upon such demand such Defaulting Lender shall promptly, so long as such assignment shall not conflict with Applicable Law, assign all or any requested portion of its Revolving Commitment, its Term Loan Commitments, its Loans and/or all of its other interests, rights and obligations under this Agreement and the Loan Documents to an Eligible Assignee subject to and in accordance with the provisions of Section 12.5.(b). No party hereto shall have any obligation whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. In addition, any Lender that is not a Defaulting Lender may, but shall not be obligated, in its sole discretion, to acquire the face amount of all or a portion of such Defaulting Lender’s Revolving Commitment, Term Loan Commitments and Loans via an assignment subject to and in accordance with the provisions of Section 12.5.(b). In connection with any such assignment, such Defaulting Lender shall promptly execute all documents reasonably requested to effect such assignment, including an appropriate Assignment and Assumption and, notwithstanding Section 12.5.(b), shall pay to the Administrative Agent an assignment fee in the amount of $4,500. The exercise by the Company of its rights under this Section shall be at the Company’s sole cost and expense and at no cost or expense to the Administrative Agent or any of the Lenders. Section 3.10. Taxes. (a) Issuing Bank. For purposes of this Section, the term “Lender” includes the Issuing Banks and the term “Applicable Law” includes FATCA. (b) Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrowers or any other Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with Applicable Law and, if such Tax is an Indemnified Tax, then the sum payable by the Borrowers or other applicable Loan Party shall be

- 90 - increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made. (c) Payment of Other Taxes by the Borrowers. The Borrowers and the other Loan Parties shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes. (d) Indemnification by the Borrowers. The Borrowers and the other Loan Parties shall jointly and severally indemnify each Recipient, within 30 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the relevant Borrower by a Lender (with a copy to the Administrative Agent and, in the case of a Borrower other than the Company, the Company), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error; provided that the determinations in such statement are made on a reasonable basis and in good faith. (e) Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that a Borrower or another Loan Party has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrowers and the other Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 12.5. relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this subsection. The provisions of this subsection shall continue to inure to the benefit of an Administrative Agent following its resignation as Administrative Agent. (f) Evidence of Payments. As soon as practicable after any payment of Taxes by a Borrower or any other Loan Party to a Governmental Authority pursuant to this Section, such Borrower or such other Loan Party shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent. (g) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Administrative Agent, at the time or times reasonably requested by the Borrowers or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Administrative Agent as will permit such payments to be made without

- 91 - withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrowers or the Administrative Agent as will enable the Borrowers or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in the immediately following clauses (ii)(A), (ii)(B) and (ii)(D)) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing: (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), an electronic copy (or an original if requested by the Company or the Administrative Agent) of an executed IRS Form W-9 (or any successor form) certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: a. in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, an electronic copy (or an original if requested by the Company or the Administrative Agent) of an executed IRS Form W-8BEN, or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; b. an electronic copy (or an original if requested by the Company or the Administrative Agent) of an executed IRS Form W-8ECI; c. in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Internal Revenue Code, (x) a certificate substantially in the form of Exhibit K-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Internal Revenue Code, a “10 percent shareholder” of any Borrower within the meaning of Section 881(c)(3)(B) of the Internal Revenue Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Internal Revenue Code (a “U.S. Tax Compliance Certificate”) and (y) an electronic copy (or an original

- 92 - if requested by the Company or the Administrative Agent) of IRS Form W-8BEN or W-8BEN-E, as applicable; or d. to the extent a Foreign Lender is not the beneficial owner, an electronic copy (or an original if requested by the Company or the Administrative Agent) of an executed IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, as applicable, a U.S. Tax Compliance Certificate substantially in the form of Exhibit K- 2 or Exhibit K-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit K-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), an electronic copy (or an original if requested by the Company or the Administrative Agent) of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the applicable Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Internal Revenue Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by Applicable Law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Internal Revenue Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the applicable Borrowers and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section (including by the payment of additional amounts pursuant to this Section), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request

- 93 - of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this subsection (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this subsection the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person. (i) Survival. Each party’s obligations under this Section shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. ARTICLE IV. Yield Protection, Etc. Section 4.1. Additional Costs; Capital Adequacy. (a) Capital Adequacy. If any Lender determines that any Regulatory Change affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity ratios or requirements, has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letters of Credit held by, such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Regulatory Change (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy and liquidity), then from time to time, within thirty (30) days after written demand by such Lender, the Borrowers will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered. (b) Additional Costs. In addition to, and not in limitation of the immediately preceding subsection (a), the Borrowers shall promptly pay to the Administrative Agent on its own account or for the account of a Lender from time to time such amounts as the Administrative Agent or such Lender may determine to be necessary to compensate the Administrative Agent or such Lender for any costs incurred by the Administrative Agent or such Lender that it reasonably determines are attributable to its making of or maintaining, continuing or converting any Loans or its obligation to make, maintain, continue or convert any Loans hereunder, any reduction in any amount receivable by the Administrative Agent or such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or such obligation or the maintenance by the Administrative Agent or such Lender of capital or liquidity in respect of its Loans or its Commitments (such increases in costs and reductions in amounts receivable being herein called “Additional Costs”), resulting from any Regulatory Change that: (i) changes the basis of taxation of any amounts payable to the Administrative Agent or such Lender under this Agreement or any of the other Loan Documents in respect of any of such Loans or its Commitments (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes);

- 94 - (ii) imposes or modifies any reserve, special deposit, compulsory loan, liquidity, insurance charge or similar requirements (other than Regulation D of the Board or other similar reserve requirement applicable to any other category of liabilities or category of extensions of credit or other assets by reference to which the interest rate on Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans is determined to the extent utilized when determining SOFR for such Loans) relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, or other credit extended by, or any other acquisition of funds by such Lender (or its parent corporation), or any commitment of such Lender (including, without limitation, the Commitments of such Lender hereunder); or (iii) imposes on any Lender or any interbank market any other condition, cost or expense (other than Taxes) affecting this Agreement or the Loans made by such Lender. (c) Lender’s Suspension of Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans. Without limiting the effect of the provisions of the immediately preceding subsections (a) and (b), if by reason of any Regulatory Change, any Lender either (i) incurs Additional Costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of such Lender that includes deposits by reference to which the interest rate on Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans is determined as provided in this Agreement or a category of extensions of credit or other assets of such Lender that includes Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans or (ii) becomes subject to restrictions on the amount of such a category of liabilities or assets that it may hold, then, if such Lender so elects by notice to the Borrower (with a copy to the Administrative Agent), the obligation of such Lender to make or Continue, or to Convert Base Rate Loans or Daily SOFR Loans into, Term SOFR Loans or Daily SOFR Loans and/or the obligation of a Lender that has outstanding a Bid Rate Quote to make SOFR Margin Loans hereunder shall be suspended until such Regulatory Change ceases to be in effect (in which case the provisions of Section 4.5. shall apply). (d) Additional Costs in Respect of Letters of Credit. Without limiting the obligations of the Borrowers under the preceding subsections of this Section (but without duplication), if as a result of any Regulatory Change or any risk-based capital guideline or other requirement heretofore or hereafter issued by any Governmental Authority there shall be imposed, modified or deemed applicable any Tax (other than Indemnified Taxes, Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and Connection Income Taxes), reserve, special deposit, capital adequacy, liquidity or similar requirement against or with respect to or measured by reference to Letters of Credit and the result shall be to increase the cost to an Issuing Bank of issuing (or any Lender of purchasing participations in) or maintaining its obligation hereunder to issue (or purchase participations in) any Letter of Credit or reduce any amount receivable by an Issuing Bank or any Lender hereunder in respect of any Letter of Credit, then, upon demand by such Issuing Bank or such Lender, the Borrowers shall promptly pay to such Issuing Bank or, in the case of such Lender, to the Administrative Agent for the account of such Lender, from time to time as specified by such Issuing Bank or such Lender, such additional amounts as shall be sufficient to compensate such Issuing Bank or such Lender for such increased costs or reductions in amount. (e) Notification and Determination of Additional Costs. Each of the Administrative Agent, the Issuing Banks and the Lenders, as the case may be, agrees to notify the Borrowers (and in the case of an Issuing Bank or a Lender, to notify the Administrative Agent) of any event occurring after the Effective Date entitling the Administrative Agent, such Issuing Bank or such Lender to compensation under any of the preceding subsections of this Section as promptly as practicable. The failure of the Administrative Agent, any Issuing Bank or any Lender to give such notice shall not release the Borrower from any of its obligations hereunder; provided, however, that the Borrowers shall not be required to compensate a Lender or an Issuing Bank pursuant to this Section for any increased costs incurred or reductions suffered

- 95 - more than 180 days prior to the date that such Lender or such Issuing Bank, as the case may be, notifies the Borrower of the Regulatory Change giving rise to such increased costs or reductions, and of such Lender’s or such Issuing Bank’s intention to claim compensation therefor (except that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). The Administrative Agent, each Issuing Bank and each Lender, as the case may be, agrees to furnish to the applicable Borrower (and, in the case of a Borrower other than the Company, to the Company, and in the case of an Issuing Bank or a Lender, to the Administrative Agent as well) a certificate setting forth in reasonable detail the basis and amount of each request for compensation under this Section. Determinations by the Administrative Agent, such Issuing Bank or such Lender, as the case may be, of the effect of any Regulatory Change shall be (i) made in good faith (and not on an arbitrary or capricious basis) and consistent with such Person’s general practices under similar circumstances in respect of similarly situated customers (it being agreed that none of the Administrative Agent, any Issuing Bank or any Lender shall be required to disclose any confidential or proprietary information in connection with such determination or the making of such claim) and (ii) conclusive and binding for all purposes, absent manifest error. The applicable Borrower shall pay the Administrative Agent, any such Issuing Bank and/or any such Lender, as the case may be, the amount shown as due on any such certificate within thirty (30) days after receipt thereof. Section 4.2. Changed Circumstances (a) Circumstances Affecting Benchmark Availability. Subject to clause (c) below, in connection with any request for a Term SOFR Loan or Daily SOFR Loan or a conversion to or continuation thereof, or a SOFR Margin Loan, or otherwise, if for any reason (i) the Administrative Agent shall determine (which determination shall be conclusive and binding absent manifest error) that reasonable and adequate means do not exist for ascertaining Term SOFR for the applicable Interest Period with respect to a proposed Term SOFR Loan or Daily SOFR Loan, or SOFR for the applicable Interest Period with respect to a proposed SOFR Margin Loan, on or prior to the first day of such Interest Period, (ii) the Requisite Lenders shall determine (which determination shall be conclusive and binding absent manifest error) that Term SOFR does not adequately and fairly reflect the cost to such Lenders of making or maintaining such Loans during such Interest Period or (iii) any Lender that has outstanding a Bid Rate Quote with respect to a SOFR Margin Loan reasonably determines (which determination shall be conclusive) that SOFR will not adequately and fairly reflect the cost to such Lender of making or maintaining such SOFR Margin Loan, then, in each case, the Administrative Agent shall promptly give notice thereof to the Company. Upon notice thereof by the Administrative Agent to the Company, any obligation of the Lenders to make Term SOFR Loans or Daily SOFR Loans, and any right of the Borrowers to convert any Loan to or continue any Loan as a Term SOFR Loan or Daily SOFR Loan shall be suspended (to the extent of the affected Term SOFR Loans or the affected Interest Periods), and in the case of clause (iii) above, no Lender that has outstanding a Bid Rate Quote with respect to a SOFR Margin Loan shall be under any obligation to make such Loan, until the Administrative Agent (with respect to clause (ii), at the instruction of the Requisite Lenders) revokes such notice. Upon receipt of such notice, (A) a Borrower may revoke any pending request for a borrowing of, conversion to or continuation of Term SOFR Loans or Daily SOFR Loans (to the extent of the affected Term SOFR Loans or Daily SOFR Loans or the affected Interest Periods) or, failing that, the applicable Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to (x) Daily SOFR Loans so long as Daily Simple SOFR is not the subject of clauses (i) or (ii) above, or (y) Base Rate Loans if Daily Simple SOFR is the subject of clauses (i) or (ii) above, in each case, in the amount specified therein and (B) any outstanding affected Term SOFR Loans will be deemed to have been converted into (x) Daily SOFR Loans so long as Daily Simple SOFR is not the subject of clauses (i) or (ii) above, or (y) Base Rate Loans if Daily Simple SOFR is the subject of clauses (i) or (ii) above, in each case, at the end of the applicable Interest Period, or, in the case of any Daily SOFR Loan, or SOFR Margin Loan immediately.

- 96 - Upon any such prepayment or conversion, the applicable Borrower shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4. (b) Laws Affecting SOFR Availability. If, after the date hereof, the introduction of, or any change in, any Applicable Law or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any of the Lenders (or any of their respective Lending Offices) with any request or directive (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, shall make it unlawful or impossible for any of the Lenders (or any of their respective Lending Offices) to honor its obligations hereunder to make or maintain any Term SOFR Loans, Daily SOFR Loan or SOFR Margin Loan, or to determine or charge interest based upon SOFR, the Term SOFR Reference Rate or Term SOFR, such Lender shall promptly give notice thereof to the Administrative Agent and the Administrative Agent shall promptly give notice to the Company and the other Lenders. Thereafter, until the Administrative Agent notifies the Company that such circumstances no longer exist, (i) any obligation of the Lenders to make Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans, as applicable, and any right of the Borrowers to convert any Loan to a Term SOFR Loan or Daily SOFR Loan or continue any Loan as a Term SOFR Loan or Daily SOFR Loan, as applicable, shall be suspended and (ii) if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”, in each case until each such affected Lender notifies the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exist. Upon receipt of such notice, the Borrowers shall, if necessary to avoid such illegality, upon demand from any Lender (with a copy to the Administrative Agent), prepay or, if applicable, convert all Term SOFR Loans or Daily SOFR Loans, as applicable, to (x) Daily SOFR Loans so long as SOFR and Daily Simple SOFR is not the subject of illegality, or (y) Base Rate Loans if SOFR or Daily Simple SOFR is the subject of illegality (in each case, if necessary to avoid such illegality, the Administrative Agent shall compute the Base Rate without reference to clause (c) of the definition of “Base Rate”), or any affected SOFR Margin Loan to a Base Rate Loan, in each case on the last day of the Interest Period therefor, if all affected Lenders may lawfully continue to maintain such Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans, to such day, or immediately, if any Lender may not lawfully continue to maintain such Term SOFR Loans, Daily SOFR Loans or SOFR Margin Loans to such day. Upon any such prepayment or conversion, the Borrowers shall also pay accrued interest on the amount so prepaid or converted, together with any additional amounts required pursuant to Section 4.4. (c) Benchmark Replacement Setting. (i) Benchmark Replacement. (A) Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event with respect to any Benchmark, the Administrative Agent and the Company may amend this Agreement to replace such Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent has posted such proposed amendment to all affected Lenders and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Requisite Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 4.2.(c)(i)(A) will occur prior to the applicable Benchmark Transition Start Date. (B) No Derivatives Contract shall be deemed to be a “Loan Document” for purposes of this Section 4.2.(c).

- 97 - (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Company and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Company of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 4.2.(c)(iv) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 4.2.(c), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 4.2.(c). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including the Term SOFR Reference Rate) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (2) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to a given Benchmark, (A) a Borrower may revoke any pending request for a borrowing of, conversion to or continuation of any affected Term SOFR Loans or Daily SOFR Loans to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the applicable Borrower will be deemed to have converted any such request into a request for a borrowing of or conversion to (x) Daily SOFR Loans so long as Daily Simple SOFR is not the subject of such unavailability, or (y) Base Rate Loans if Daily Simple SOFR is the subject of such unavailability and (B)(i) any outstanding affected Term SOFR

- 98 - Loans or Daily SOFR Loans will be deemed to have been converted to (x) Daily SOFR Loans so long as Daily Simple SOFR is not the subject of such unavailability, or (y) Base Rate Loans if Daily Simple SOFR is the subject of such unavailability, (I) with respect to any Daily SOFR Loans, immediately, and (II) with respect to any Term SOFR Loans, at the end of the applicable Interest Period, and (ii) any outstanding affected SOFR Margin Loan shall have been deemed to have been converted immediately to a Base Rate Loan. During any Benchmark Unavailability Period with respect to any Benchmark or at any time that a tenor for any then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark that is the subject of such Benchmark Unavailability Period or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. Section 4.3. [Reserved]. Section 4.4. Compensation. Each Borrower shall pay to the Administrative Agent for the account of each Lender, upon the request of the Administrative Agent, such amount or amounts as the Administrative Agent shall determine in its reasonable discretion shall be sufficient to compensate such Lender for any loss, cost or expense attributable to (or reasonably expected to be incurred in connection with): (i) any payment or prepayment (whether mandatory or optional) of a Term SOFR Loan or a Bid Rate Loan, or Conversion of a Term SOFR Loan, made by such Lender for any reason (including, without limitation, acceleration or the exercise by such Borrower of its rights under Section 4.6.) on a date other than the last day of the Interest Period for such Loan; or (ii) any failure by such Borrower for any reason (including, without limitation, the failure of any of the applicable conditions precedent specified in Section 5.2. to be satisfied) to borrow a Term SOFR Loan, Daily SOFR Loan or a Bid Rate Loan from such Lender on the date for such borrowing, or to Convert a Base Rate Loan into a SOFR Loan, or to Convert a Daily SOFR Loan into a Term SOFR Loan, or to Continue a Term SOFR Loan on the requested date of such Conversion or Continuation. Not in limitation of the foregoing, such compensation shall include, without limitation, (i) in the case of a Term SOFR Loan, an amount equal to the then present value of (A) the amount of interest that would have accrued on such SOFR Loan for the remainder of the Interest Period at the rate applicable to such SOFR Loan, less (B) the amount of interest that would accrue on the same Term SOFR Loan for the same period if SOFR were set on the date on which such Term SOFR Loan was repaid, prepaid or Converted or the date on which the relevant Borrower failed to borrow, Convert or Continue such Term SOFR Loan, as applicable, calculating present value by using as a discount rate SOFR quoted on such date and (ii) in the case of a Daily SOFR Loan or Bid Rate Loan, the sum of such losses and expenses as the Lender or Designated Lender who made such Daily SOFR Loan or Bid Rate Loan may reasonably incur by reason of such prepayment, including without limitation any losses or expenses incurred in obtaining, liquidating or employing deposits from third parties; provided that in no event shall such compensation include any loss of anticipated profits. The Borrowers shall also pay any customary administrative fees charged by such Lender in connection with the foregoing. Upon a Borrower’s request, the Administrative Agent shall provide such Borrower (and, in the case of a Borrower other than the Company, with a copy to the Company) with a statement setting forth in reasonable detail the basis for requesting such compensation and the method for determining the amount thereof. Any such statement shall be conclusive absent manifest error; provided that the determinations in such statement are made on a reasonable basis and in good faith.

- 99 - Section 4.5. Treatment of Affected Loans. (a) If the obligation of any Lender to make Term SOFR Loans or Daily SOFR Loans or to Continue, or to Convert Base Rate Loans into, Term SOFR Loans or Daily SOFR Loans shall be suspended pursuant to Section 4.1.(c) or Section 4.2., then such Lender’s Term SOFR Loans or Daily SOFR Loans shall be automatically Converted into Base Rate Loans on such date of suspension with respect to an Daily SOFR Loans and on the last day(s) of the then current Interest Period(s) for Term SOFR Loans (or, in the case of a Conversion required by Section 4.1.(c) or Section 4.2., on such earlier date as such Lender or the Administrative Agent, as applicable, may specify to the relevant Borrower (with a copy to the Administrative Agent and, in the case of a Borrower other than the Company, the Company, as applicable)) and, unless and until such Lender or the Administrative Agent, as applicable, gives notice as provided below that the circumstances specified in Section 4.1. or Section 4.2. that gave rise to such Conversion no longer exist: (i) to the extent that such Lender’s Term SOFR Loans or Daily SOFR Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender’s Term SOFR Loans or Daily SOFR Loans shall be applied instead to its Base Rate Loan (or to its Daily SOFR Loans bearing interest at the converted rate); and (ii) all Loans that would otherwise be made or Continued by such Lender as Term SOFR Loans or Daily SOFR Loans shall be made or Continued instead as (x) Daily SOFR Loans so long as Daily Simple SOFR is not the subject of such unavailability, or (y) Base Rate Loans if Daily Simple SOFR is the subject of such unavailability, and all Base Rate Loans of such Lender that would otherwise be Converted into Term SOFR Loans or Daily SOFR Loans shall remain as Base Rate Loans. If such Lender or the Administrative Agent, as applicable, gives notice to such Borrower (with a copy to the Administrative Agent and the Company, as applicable) that the circumstances specified in Section 4.1.(c) or Section 4.2. that gave rise to the Conversion of such Lender’s Term SOFR Loans or Daily SOFR Loans pursuant to this Section no longer exist (which such Lender or the Administrative Agent, as applicable, agrees to do promptly upon such circumstances ceasing to exist) at a time when Term SOFR Loans or Daily SOFR Loans made by other Lenders are outstanding, then such Lender’s Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Term SOFR Loans or Daily SOFR Loans, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Term SOFR Loans or Daily SOFR Loans and by such Lender are held pro rata (as to principal amounts, Types and Interest Periods) in accordance with their respective Revolving Commitments, Term Loan Commitments or Term Loans, as applicable. (b) If the obligation of a Lender to make SOFR Margin Loans shall be suspended pursuant to Section 4.1.(c) or 4.2., then the SOFR Margin Loans of such Lender shall be automatically due and payable on such date as such Lender may specify to the Company by written notice with a copy to the Administrative Agent; provided that if such notice is delivered after 10:00 a.m. Eastern time, then such SOFR Margin Loan shall be due and payable no earlier than the first Business Day following the date such notice is delivered. Section 4.6. Replacement of Lenders. If (a) a Lender (including in its capacity as an Issuing Bank) requests compensation pursuant to Section 3.10. or 4.1., and the Requisite Lenders are not also doing the same, (b) the obligation of any Lender to make Term SOFR Loan, Daily SOFR Loans or SOFR Margin Loans or to Continue, or to Convert Base Rate Loans into, Term SOFR Loans or Daily SOFR Loans shall be suspended pursuant to Section 4.1.(c)

- 100 - or 4.2.(b) but the obligation of the Requisite Lenders shall not have been suspended under such Sections, and in the case of clause (a) or (b) such Lender has declined or is unable to designate a different Lending Office in accordance with Section 4.7., or (c) a Lender is a Defaulting Lender or a Non-Consenting Lender, then the Company may, at its sole expense and effort, so long as there does not then exist any Default or Event of Default, demand that such Lender (the “Affected Lender”), and upon such demand such Affected Lender shall promptly, assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.5.(b)), all of its interests, rights (other than its existing rights to payments pursuant to Section 3.10. or Section 4.1. and rights to indemnification under Section 12.9.) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) the Borrowers shall have paid to the Administrative Agent the assignment fee (if any) specified in Section 12.5.(b)(iv); (ii) such Affected Lender shall have received payment of (x) the aggregate principal balance of all Loans then owing to such Affected Lender, plus (y) the aggregate amount of payments previously made by such Affected Lender under Section 2.4.(j) and Section 2.5.(e) that have not been repaid, plus (z) any accrued but unpaid interest thereon and accrued but unpaid fees owing to such Affected Lender, or any other amount as may be mutually agreed upon by such Affected Lender and Eligible Assignee; (iii) in the case of any such assignment resulting from a claim for compensation under Section 4.1. or payments required to be made pursuant to Section 3.10., such assignment will result in a reduction in such compensation or payments thereafter; (iv) such assignment does not conflict with Applicable Law; and (v) in the case of any assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable consent, approval, amendment or waiver. Each of the Administrative Agent and the Affected Lender shall reasonably cooperate in effectuating the replacement of such Affected Lender under this Section and the Affected Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser or assignee thereof, including an appropriate Assignment and Assumption, but at no time shall the Administrative Agent, such Affected Lender nor any other Lender nor any Titled Agent be obligated in any way whatsoever to initiate any such replacement or to assist in finding an Eligible Assignee. The exercise by the Company of its rights under this Section shall be at the Company’s sole cost and expense and at no cost or expense to the Administrative Agent, the Affected Lender or any of the other Lenders. The terms of this Section shall not in any way limit any Borrower’s obligation to pay to any Affected Lender compensation owing to such Affected Lender pursuant to this Agreement (including, without limitation, pursuant to Sections 3.10., 5.1. or 5.4.) with respect to any period up to the date of replacement. An Affected Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Affected Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

- 101 - Section 4.7. Change of Lending Office. If any Lender (i) requests compensation under Section 4.1., (ii) requires any Borrower to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 3.10., or (iii) determines pursuant to Section 4.2.(b) that it is unlawful for such Lender to make Term SOFR Loans or Daily SOFR Loans hereunder, then such Lender shall (at the written request of the Company) use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (a) would eliminate or reduce amounts payable pursuant to Section 3.10. or Section 4.1. or avoid such illegality pursuant to Section 4.2.(b), as the case may be, in the future, and (b) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be materially disadvantageous to such Lender. In the event that the Company desires to request that any such affected Lender designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, the Company may request and such Lender shall provide the Company with a good faith estimate of the reasonable costs and expenses that such Lender expects to incur in connection with any such designation or assignment. Each Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Section 4.8. Assumptions Concerning Funding of Term SOFR Loans and Daily SOFR Loans. Calculation of all amounts payable to a Lender under this Article shall be made as though such Lender had actually funded Term SOFR Loans and Daily SOFR Loans through the purchase of deposits in the relevant market bearing interest at the rate applicable to such Term SOFR Loans and Daily SOFR Loans in an amount equal to the amount of such Term SOFR Loans and Daily SOFR Loans and having a maturity comparable to the relevant Interest Period; provided, however, that each Lender may fund each of its Term SOFR Loans and Daily SOFR Loans in any manner it sees fit and the foregoing assumption shall be used only for calculation of amounts payable under this Article. ARTICLE V. Conditions Precedent Section 5.1. Initial Conditions Precedent. The obligation of the Lenders to effect or permit the occurrence of the first Credit Event hereunder, whether as the making of a Loan or the issuance of a Letter of Credit, is subject to the satisfaction or waiver of the following conditions precedent: (a) The Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) counterparts of this Agreement executed by each of the parties hereto; (ii) Notes executed by the Borrower, payable to each applicable Lender that has requested that it receive Notes, in each case, complying with the terms of Section 2.12.(a); (iii) the Guaranty executed by each of the Guarantors initially to be a party thereto; (iv) an opinion of Hogan Lovells US LLP and such other counsel to the Borrowers and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters as the Administrative Agent may reasonably request; provided that no legal opinion coverage shall be required with respect to any Subsidiary Guarantors;

- 102 - (v) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership, declaration of trust or other comparable organizational instrument (if any) of each Loan Party certified, in the case of each Loan Party other than the Subsidiary Guarantors, as of a recent date (or other date acceptable to the Administrative Agent) by the Secretary of State of the state of formation of such Loan Party; (vi) a certificate of good standing (or certificate of similar meaning) with respect to each Loan Party other than the Subsidiary Guarantors issued as of a recent date by the Secretary of State of the state of formation of each such Loan Party and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state in which such Loan Party is required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (vii) a certificate of incumbency signed by the secretary or assistant secretary (or other individual performing similar functions) of each Loan Party with respect to each of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which such Loan Party is a party, and in the case of each Borrower, authorized to execute and deliver on behalf of such Borrower Notices of Borrowing, requests for Letters of Credit, Notices of Conversion and Notices of Continuation; (viii) copies certified by the secretary or assistant secretary (or other individual performing similar functions) of each Loan Party of (A) the by-laws of such Loan Party, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Loan Party to authorize the execution, delivery and performance of the Loan Documents to which it is a party; (ix) a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Sections 5.1.(b)-(d) and 5.2. have been satisfied and (B) that the Properties identified in Schedule 6.1.(f)(ii) satisfy the requirements for inclusion in the calculation of Unencumbered Asset Value under this Agreement; (x) a Compliance Certificate pursuant to Section 9.3 of the Existing Credit Agreement reflecting compliance with the financial covenants under the Existing Credit Agreement for the Company’s fiscal quarter ending June 30, 2025; (xi) pro forma financial projections showing compliance with cash flow projections reasonably acceptable to the Administrative Agent; (xii) a Disbursement Instruction Agreement effective as of the Effective Date; (xiii) [reserved]; (xiv) [reserved]; (xv) to the extent reasonably requested by the Administrative Agent, copies of all Specified Derivatives Contracts and Specified Cash Management Agreements in existence on the Effective Date;

- 103 - (xvi) evidence that the Fees, if any, then due and payable under Section 3.5., together with, to the extent a reasonably detailed invoice has been delivered to the Company prior to the Effective Date, all other fees, expenses and reimbursement amounts due and payable to the Administrative Agent, the Arrangers and any of the Lenders, including, without limitation, the reasonable and documented fees and expenses of counsel to the Administrative Agent, have been paid; and (xvii) such other documents, agreements and instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; (b) there shall not have occurred or become known to the Administrative Agent or any of the Lenders any event, condition, situation or status, or any change in status of any previously written disclosed event, condition or situation, since December 31, 2024 that has had or could reasonably be expected to result in a Material Adverse Effect; (c) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened in writing which could reasonably be expected to (i) result in a Material Adverse Effect or (ii) restrain or enjoin, impose materially burdensome conditions on, or otherwise materially and adversely affect, effectiveness of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby; (d) the Borrowers and the other Loan Parties shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (i) any Applicable Law or (ii) any material agreement, document or instrument to which any Loan Party is a party or by which any of them or their respective properties is bound; (e) each Borrower and each other Loan Party shall have provided all information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and Anti-Money Laundering Laws, including, without limitation, the Patriot Act; provided that the Administrative Agent and the Lenders shall have requested any such information at least five (5) Business Days prior to the Effective Date; and (f) each Loan Party or Subsidiary thereof that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to the Administrative Agent, and any Lender requesting the same, a Beneficial Ownership Certification in relation to such Loan Party or such Subsidiary, in each case at least five (5) Business Days prior to the Effective Date. Section 5.2. Conditions Precedent to All Loans and Letters of Credit. In addition to satisfaction or waiver of the conditions precedent contained in Section 5.1., the obligations of (i) the Lenders to make any Loans and (ii) the Issuing Banks to issue, extend or increase any Letters of Credit are each subject to the further conditions precedent that: (a) no Default or Event of Default hereunder shall exist as of the date of the making of such Loan or date of issuance, extension or increase of such Letter of Credit or would exist immediately after giving effect thereto, and no violation of the limits described in Section 2.16. would occur after giving effect thereto; (b) the representations and warranties made or deemed made by the Borrowers and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material

- 104 - respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the date of the making of such Loan or date of issuance, extension or increase of such Letter of Credit with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents; and (c) in the case of the borrowing of Loans, the Administrative Agent shall have received a timely Notice of Borrowing, and in the case of the issuance, extension or increase of a Letter of Credit, the applicable Issuing Bank and the Administrative Agent shall have received a timely request for the issuance, extension or increase of such Letter of Credit and no Lender shall be a Defaulting Lender unless its Letter of Credit Exposure has been fully allocated to the Non-Defaulting Lenders in accordance with Section 3.9.(d) or Cash Collateralized in accordance with Section 3.9.(e)(i). Each Credit Event (other than a Continuation or Conversion described in clauses (b) and (c) of the definition of “Credit Event”) shall constitute a certification by the Borrowers to the effect set forth in the preceding clauses (a) through (c) (both as of the date of the giving of notice relating to such Credit Event and, unless the Company or the relevant Borrower otherwise notifies the Administrative Agent prior to the date of such Credit Event, as of the date of the occurrence of such Credit Event). In addition, the Borrowers shall be deemed to have represented to the Administrative Agent and the Lenders at the time any Loan is made or any Letter of Credit is issued, extended or increased that all conditions to the making of such Loan or issuing, extending or increasing of such Letter of Credit contained in this Article V. have been satisfied. Unless set forth in writing to the contrary, the making of its initial Loan by a Lender shall constitute a certification by such Lender to the Administrative Agent for the benefit of the Administrative Agent and the Lenders that the conditions precedent for initial Loans set forth in Sections 5.1. and 5.2. that have not previously been waived by the Lenders in accordance with the terms of this Agreement have been satisfied. Section 5.3. Conditions to Designation of a Subsidiary Borrower. The designation of a Subsidiary Borrower pursuant to Section 2.19. is subject to the condition precedent that the Company or such proposed Subsidiary Borrower shall have furnished or caused to be furnished to the Administrative Agent: (a) a duly executed Borrowing Subsidiary Agreement and any other Loan Documents reasonably requested by the Administrative Agent; (b) the certificate or articles of incorporation or formation, articles of organization, certificate of limited partnership or other comparable organizational document (if any) of such Subsidiary certified as of a date not earlier than thirty (30) days prior to the effective date of such Borrowing Subsidiary Agreement by the Secretary of State of the state of formation (or similar Governmental Authority) of such Subsidiary; (c) a certificate of good standing (or certificate of similar meaning) with respect to such Subsidiary issued as of a date not earlier than thirty (30) days prior to the effective date of such Borrowing Subsidiary Agreement by the Secretary of State of the state of formation (or similar Governmental Authority) of such Subsidiary and certificates of qualification to transact business or other comparable certificates issued as of a recent date by each Secretary of State (and any state department of taxation, as applicable) of each state (or similar Governmental Authority) in which such Subsidiary Borrower is

- 105 - required to be so qualified and where failure to be so qualified could reasonably be expected to have a Material Adverse Effect; (d) a certificate of incumbency signed by the secretary or assistant secretary (or other individual performing similar functions) of such Subsidiary with respect to each of the officers of such Subsidiary authorized to execute and deliver the Borrowing Subsidiary Agreement, Notices of Borrowing, Notices of Conversion, Notices of Continuation and any other Loan Documents to which such Subsidiary Borrower is becoming a party; (e) copies certified by the secretary or assistant secretary (or other individual performing similar functions) of such Subsidiary of (A) the by-laws of such Subsidiary, if a corporation, the operating agreement, if a limited liability company, the partnership agreement, if a limited or general partnership, or other comparable document in the case of any other form of legal entity and (B) all corporate, partnership, member or other necessary action taken by such Subsidiary to authorize the execution, delivery and performance of the Borrowing Subsidiary Agreement and any other Loan Documents to which it is a party; (f) opinions of counsel to such Subsidiary, addressed to the Administrative Agent and the Lenders and in form and substance reasonably satisfactory to the Administrative Agent, with respect to the laws of its jurisdiction of organization and such other matters as are reasonably requested by the Administrative Agent; (g) if requested by any Lender pursuant to Section 2.12.(a), (x) a Revolving Note executed by such Subsidiary Borrower, payable to each Revolving Lender that has requested a Revolving Note, and complying with the terms of Section 2.12.(a), (y) a May 2024 Term Loan Note executed by such Subsidiary Borrower, payable to each May 2024 Term Loan Lender that has requested a May 2024 Term Loan Note, and complying with the terms of Section 2.12.(a) and (z) a September 2025 Term Loan Note executed by such Subsidiary Borrower, payable to each September 2025 Term Loan Lender that has requested a September 2025 Term Loan Note, and complying with the terms of Section 2.12.(a); (h) a Disbursement Instruction Agreement for such Subsidiary Borrower; (i) such other instruments and documents as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request; (j) not less than fifteen (15) Business Days prior to the date such Subsidiary shall be proposed to become a Borrower hereunder, (A) all documentation and other information requested by the Administrative Agent and each Lender in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, and (B) to the extent such Subsidiary qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, a Beneficial Ownership Certification in relation to such Subsidiary; and (k) all legal matters (including with respect to withholding tax) incident to the making of any Credit Event to such Subsidiary shall be satisfactory to the Administrative Agent and its counsel in their commercially reasonable discretion.

- 106 - ARTICLE VI. Representations and Warranties Section 6.1. Representations and Warranties. In order to induce the Administrative Agent and each Lender to enter into this Agreement and to make Loans and, in the case of the Issuing Banks, to issue Letters of Credit, each Borrower represents and warrants to the Administrative Agent, each Issuing Bank and each Lender as follows: (a) Organization; Power; Qualification. Each of the Loan Parties and the other Subsidiaries (i) is a corporation, limited liability company, partnership or other legal entity, duly organized or formed, validly existing and, where the concept is applicable, in good standing under the jurisdiction of its incorporation or formation, except where the failure of such Person (other than any Loan Party or Eligible Property Subsidiary) to be so organized, formed, validly existing or in good standing could not reasonably be expected to have, in each instance, a Material Adverse Effect, (ii) has the power and authority to own or lease its respective properties and to carry on its respective business as now being and hereafter proposed to be conducted, except where the failure of such Person (other than any Loan Party or Eligible Property Subsidiary) to do so could not reasonably be expected to have, in each instance, a Material Adverse Effect and (iii) is duly qualified and is in good standing as a foreign corporation, partnership or other legal entity, and authorized to do business, in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization and where the failure to be so qualified or authorized could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of the Borrowers, any other Loan Party or any other Subsidiary is an Affected Financial Institution. (b) Ownership Structure. (i) Part I of Schedule 6.1.(b) is, as of the Effective Date, a complete and correct list of (x) all Loan Parties (other than the Parent) and all Eligible Property Subsidiaries and (y) all other Subsidiaries (other than Subsidiaries that, in the aggregate, contribute less than $10,000,000 to Total Asset Value) setting forth for each such Subsidiary, (A) the jurisdiction of organization of such Subsidiary, (B) each Person holding any Equity Interest in such Subsidiary, (C) the nature of the Equity Interests held by each such Person, (D) the percentage of ownership of such Subsidiary represented by such Equity Interests and (E) whether such Subsidiary is a Parent Entity, a Borrower, an Eligible Property Subsidiary, an Excluded Subsidiary and/or a Foreign Subsidiary. (ii) The Parent (or its applicable Subsidiary) owns, free and clear of all Liens (other than Liens permitted pursuant to Section 9.2.(a)(ii)) and has the unencumbered right to vote, all outstanding Equity Interests in any Parent Entity or the Company owned directly or indirectly by the Parent. (iii) As of the Effective Date, except as disclosed in Schedule 6.1.(b), (A) all of the issued and outstanding capital stock of each Person identified in Schedule 6.1.(b) as organized as a corporation under the laws of any jurisdiction of the United States of America, a State thereof or the District of Columbia is validly issued, fully paid and nonassessable and (B) there are no outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including, without limitation, any stockholders’ or voting trust agreements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, any Loan Party (other than the Parent) or any Eligible Property Subsidiary identified in Schedule 6.1.(b).

- 107 - (iv) As of the Effective Date, Part II of Schedule 6.1.(b) correctly sets forth all Unconsolidated Affiliates of the Parent (other than Unconsolidated Affiliates that, in the aggregate, contribute less than $10,000,000 to Total Asset Value), including the correct legal name of such Person, the type of legal entity which each such Person organized under the laws of any jurisdiction of the United States is, and all Equity Interests in such Person held directly or indirectly by the Parent. (c) Authorization of Loan Documents and Borrowings. Each Borrower has the right and power, and has taken all necessary action to authorize it, to borrow and obtain other extensions of credit hereunder. Each Borrower and each other Loan Party has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform each of the Loan Documents and the Fee Letters to which it is a party in accordance with their respective terms and to consummate the transactions contemplated hereby and thereby. The Loan Documents and the Fee Letters to which each Borrower or any other Loan Party is a party have been duly executed and delivered by the duly authorized officers of such Person and each is a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or therein and as may be limited by equitable principles generally. (d) Compliance of Loan Documents with Laws. The execution, delivery and performance of this Agreement and the other Loan Documents to which any Loan Party is a party and the Fee Letters in accordance with their respective terms and the borrowings and other extensions of credit hereunder do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval (other than any required filing with the SEC) or violate any Applicable Law (including all Environmental Laws) relating to any Loan Party or any Eligible Property Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party or any Eligible Property Subsidiary, or any material indenture, agreement or other instrument to which any Loan Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any Property now owned or hereafter acquired by any Loan Party, any Eligible Property Subsidiary or any other Subsidiary other than in favor of the Administrative Agent for its benefit and the benefit of the other Lender Parties. (e) Compliance with Law; Governmental Approvals. Each Loan Party and each other Subsidiary is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws (including, without limitation, Environmental Laws) relating to it except for any noncompliance which could not, individually or in the aggregate, reasonably be expected to result in a Default or Event of Default or have a Material Adverse Effect. (f) Title to Properties; Liens. (i) Schedule 6.1.(f)(i) is, as of the Effective Date, a complete and correct listing of all Hotel Properties of the Loan Parties and their Subsidiaries. (ii) Schedule 6.1.(f)(ii) is, as of the Effective Date, a complete and correct listing of all Hotel Properties designated by the Company as Eligible Properties. (iii) Each of the Loan Parties and all other Subsidiaries have good, marketable and legal title to, or a valid leasehold interest in, their respective assets (A) constituting Eligible Properties (subject to Permitted Liens), (B) constituting Equity Interests in any Eligible Property Subsidiary (subject to Permitted Equity Liens) and (C) all other assets (subject to Liens permitted pursuant to

- 108 - Section 9.2.), except where failure to possess such title or leasehold interest of any such asset under this clause (C) could, individually or in the aggregate, reasonably be expected to result in a Default or Event of Default or have a Material Adverse Effect. (iv) No Eligible Property is subject to any Lien other than Permitted Liens. (v) None of the Equity Interests in any Eligible Property Subsidiary is subject to any Lien other than Permitted Equity Liens. (vi) No Equity Interest in any Parent Entity (other than the Parent) or the Company is subject to any Lien other than Permitted Equity Liens and, to the extent constituting Liens, Permitted JV/Mortgage Restrictions. (vii) Unless otherwise waived in accordance with the terms of this Agreement, each Eligible Property satisfies all applicable requirements under the definition thereof. (g) Existing Indebtedness. Schedule 6.1.(g) is, as of the Effective Date, a complete and correct listing of all Indebtedness (including all Guarantees) for borrowed money or, in respect of Derivatives Contracts, of each of the Loan Parties and the other Subsidiaries, in each case with an outstanding principal amount (or notional amount, in the case of any Derivatives Contracts) of $5,000,000 or more (other than the Obligations, intercompany Indebtedness among the Company and its Subsidiaries and Hilton/HGV Retained Liabilities). As of the Effective Date, except as set forth in Schedule 6.1.(g), no monetary default exists under any such Indebtedness and, to the knowledge of any Responsible Officer, neither the Company nor any of its Subsidiaries have received notice of any other default under any such Indebtedness. (h) Litigation. Except as set forth on Schedule 6.1.(h), there are no actions, suits, investigations or proceedings pending (nor have any actions, suits or proceedings been threatened in writing) against or in any other way relating adversely to or affecting, any Loan Party, any other Subsidiary or any of their respective property or relating to this Agreement or any other Loan Document in any court or before any arbitrator of any kind or before or by any other Governmental Authority which, (i) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect or (ii) in any manner draws into question the validity or enforceability of any Loan Documents or the Fee Letters. (i) Taxes. All federal and state income and other material tax returns of each Loan Party and each other Subsidiary required by Applicable Law to be filed have been duly filed, and all federal and state income and other material taxes, assessments and other governmental charges or levies upon, each Loan Party and each other Subsidiary and their respective properties, income, profits and assets which are due and payable have been paid, except any such nonpayment or non-filing which is at the time permitted under Section 7.6. All charges, accruals and reserves on the books of the Parent and the Subsidiaries in respect of any taxes or other governmental charges are in accordance with GAAP. (j) Financial Statements. The Company has furnished to the Administrative Agent copies of the audited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the fiscal year ended December 31, 2024 and the unaudited consolidated balance sheet of the Parent and its consolidated Subsidiaries for the six months ended June 30, 2025, together with (in each case) the related consolidated statements of comprehensive income, equity and cash flow for the fiscal year and six months ended on such date, respectively. Such balance sheet and statements (including in each case related schedules and notes) are complete and correct in all material respects and present fairly in all material respects, in accordance with GAAP consistently applied throughout the applicable periods, the consolidated financial

- 109 - position of the Parent and its consolidated Subsidiaries as at the date thereof and the results of operations and the cash flow for such period (subject, in the case of the unaudited statements, to changes resulting from normal year end audit adjustments and the inclusion in the final audited statements of footnotes that were not contained in the unaudited statements). Neither the Parent nor any of its Subsidiaries has on the Effective Date any material contingent liabilities, liabilities, liabilities for taxes, unusual or long-term commitments or unrealized or forward anticipated losses from any unfavorable commitments that are required to be included on its financial statements in accordance with GAAP as of the dates referenced for the foregoing financial statements, except (i) as referred to or reflected or provided for in the foregoing financial statements and (ii) to the extent arising under the Distribution Agreement and the Ancillary Agreements. (k) No Material Adverse Change. Since December 31, 2024, there have been no events, changes, circumstances or occurrences that have had, individually or in the aggregate, a Material Adverse Effect. The Company is Solvent, and the Parent, the Company and the other Subsidiaries (taken as a whole) are Solvent. (l) Financial Information for Eligible Properties. The financial information delivered by the Company pertaining to each of the Eligible Properties to the Administrative Agent in accordance with Section 8.4.(d)(ii) fairly presents in a summary form in accordance with Section 8.4.(d)(ii), and otherwise presents accurately in all material respects, the Net Operating Income of each such Eligible Property for the period then ended. (m) ERISA. Except as could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect: (i) each Benefit Arrangement is in compliance with the applicable provisions of ERISA, the Internal Revenue Code and other Applicable Laws; (ii) with respect to any Benefit Arrangement that is a retiree welfare benefit arrangement, all amounts have been accrued on the applicable ERISA Group’s financial statements in accordance with FASB ASC 715; and (iii) (A) no ERISA Event has occurred or, to the knowledge of any Responsible Officer, is expected to occur; (B) there are no pending, or to the knowledge of any Responsible Officer, threatened, claims, actions, audits, examinations or lawsuits by any Governmental Authority, plan participant or beneficiary with respect to a Benefit Arrangement; (C) there are no violations of the fiduciary responsibility rules with respect to any Benefit Arrangement; and (D) no member of the ERISA Group has engaged in a non-exempt “prohibited transaction,” as defined in Section 406 of ERISA and Section 4975 of the Internal Revenue Code, in connection with any Plan, that would subject any member of the ERISA Group to a tax on prohibited transactions imposed by Section 502(i) of ERISA or Section 4975 of the Internal Revenue Code. (n) Absence of Default. (i) None of the Loan Parties or the Eligible Property Subsidiaries is in material default under its certificate or articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents. (ii) No event has occurred, which has not been remedied, cured or waived, which, in any case, constitutes a Default or an Event of Default.

- 110 - (o) Environmental Laws. (i) Each of the Loan Parties and the other Subsidiaries: (A) is in compliance with all Environmental Laws applicable to its business, operations and the Properties, (B) has obtained all Governmental Approvals which are required under Environmental Laws, and each such Governmental Approval is in full force and effect, and (C) is in compliance with all terms and conditions of such Governmental Approvals, where with respect to each of the immediately preceding clauses (A) through (C) the failure to obtain or to comply with could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. (ii) Except for any of the following matters that could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect, no Responsible Officer has any knowledge of, or has received notice of, any past, present, or pending releases, events, conditions, circumstances, activities, practices, incidents, facts, occurrences, actions, or plans that, with respect to the Parent or any Subsidiary, their respective businesses, operations or with respect to the Properties, may: (A) cause or contribute to an actual or alleged violation of or noncompliance with Environmental Laws, (B) cause or contribute to any other potential common law or legal claim or other liability, or (C) cause any of the Properties to become subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law or require the filing or recording of any notice, approval or disclosure document under any Environmental Law and, with respect to the immediately preceding clauses (A) through (C) is based on or related to the on-site or off-site manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, removal, clean up or handling, or the emission, discharge, release or threatened release of any wastes or Hazardous Material, or any other requirement under Environmental Law. (iii) There is no civil, criminal, or administrative action, suit, demand, claim, hearing, notice, or demand letter, mandate, order, lien, request, investigation, or proceeding pending or, to the knowledge of a Responsible Officer, threatened, against any Loan Party or any other Subsidiary relating in any way to Environmental Laws which reasonably could be expected to have, individually or in the aggregate, a Material Adverse Effect. (iv) None of the Eligible Properties and, except to the extent that such listing could not reasonably be expected to have a Material Adverse Effect, none of the other Properties is listed on or proposed for listing on the National Priority List promulgated pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 and its implementing regulations, or any state or local priority list promulgated pursuant to any analogous state or local law. (v) To the knowledge of a Responsible Officer, no Hazardous Materials generated at or transported from any of the Properties is or has been transported to, or disposed of at, any location that is listed or proposed for listing on the National Priority List or any analogous state or local priority list, or any other location that is or has been the subject of a clean-up, removal or remedial action pursuant to any Environmental Law, except to the extent that such transportation or disposal could not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. (p) Investment Company. No Loan Party, nor any other Subsidiary is (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, or (ii) subject to any other Applicable Law which purports to regulate or restrict its ability to borrow money or obtain other extensions of credit or to consummate the transactions

- 111 - contemplated by this Agreement or to perform its obligations under any Loan Document to which it is a party. (q) Margin Stock. No Loan Party or any other Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying “margin stock” within the meaning of Regulation U. (r) Affiliate Transactions. Except as permitted by Section 9.9. or as otherwise set forth on Schedule 6.1.(r), no Loan Party nor any other Subsidiary is a party to or bound by any agreement or arrangement with any Affiliate. (s) Intellectual Property. Each of the Loan Parties and each other Subsidiary owns or has the right to use or require the manager of its Hotel Property to use, under valid license agreements, management agreements or otherwise, all patents, licenses, franchises, trademarks, trademark rights, service marks, service mark rights, trade names, trade name rights, trade secrets and copyrights that are material to the business of the Parent and its Subsidiaries, taken as whole (collectively, “Intellectual Property”), without known conflict with any patent, license, franchise, trademark, trademark right, service mark, service mark right, trade secret, trade name, copyright, or other proprietary right of any other Person, in each case, except where the effect of such failure to own or have the right to use or require the manager of its Hotel Property to use, or the effect of such conflict, could not reasonably be expected to have a Material Adverse Effect. The Loan Parties have taken all such steps as they deem reasonably necessary to protect their respective rights under and with respect to such Intellectual Property, except to the extent the failure to take such steps could not reasonably be expected to have a Material Adverse Effect. No claim has been asserted by any Person with respect to the use of any such Intellectual Property, or challenging or questioning the validity or effectiveness of any such Intellectual Property that could reasonably be expected to have a Material Adverse Effect. (t) Business. As of the Effective Date, the Loan Parties and the other Subsidiaries are engaged in the business of acquiring, developing, owning, operating, and, leasing lodging properties and other properties ancillary to the operation of lodging properties, together with other business activities and investments reasonably related or incidental thereto. (u) Broker’s Fees. Except as set forth in the Fee Letters, no broker’s or finder’s fee, commission or similar compensation will be payable with respect to the transactions contemplated hereby. No other similar fees or commissions will be payable by any Loan Party for any other services rendered to any Loan Party or any other Subsidiaries ancillary to the transactions contemplated hereby. (v) Insurance. The Parent and its Subsidiaries maintain insurance in compliance with the provisions of Section 7.5. (w) Accuracy and Completeness of Information. All written information, reports and data (other than financial projections, other forward looking statements and information of a general economic or industry nature) furnished to the Administrative Agent or any Lender by, on behalf of, or at the direction of, any Loan Party or any other Subsidiary were, at the time the same were so furnished, complete and correct in all material respects, or, in the case of financial statements, presented fairly in all material respects in accordance with GAAP consistently applied throughout the periods involved in each case, the financial position of the Persons involved as at the date thereof and the results of operations for such periods (subject, as to interim statements, to changes resulting from normal year-end audit adjustments and the inclusion in the final audited statements of footnotes that were not contained in the interim statements). All financial projections and other forward looking statements prepared by or on behalf of any Loan Party or any other Subsidiary that have been made available to the Administrative

- 112 - Agent or any Lender were prepared in good faith based on assumptions believed to be reasonable at the time made, but with it being understood that such projections and statements are not a guarantee of future performance, that such future performance may vary materially from such projections and that no Loan Party makes any representation that such projections will in fact be realized. No document furnished or written statement made to the Administrative Agent or any Lender in connection with the negotiation, preparation or execution of, or pursuant to, this Agreement or any of the other Loan Documents contains or will contain any untrue statement of a fact material to the creditworthiness of any Loan Party or any other Subsidiary or omits or will omit, when taken together with all other information furnished, to state a material fact necessary in order to make the statements contained therein in light of the circumstances under which they are or will be made, not materially misleading. As of the Effective Date, the information included in each Beneficial Ownership Certification is true and correct in all respects. (x) Not Plan Assets; No Prohibited Transactions. None of the assets of the Company, any other Loan Party or any other Subsidiary constitute “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. Assuming that no Lender funds any amount payable by it hereunder with “plan assets,” as that term is defined in 29 C.F.R. 2510.3- 101, the execution, delivery and performance of this Agreement, the other Loan Documents and the Fee Letters, and the extensions of credit and repayment of amounts hereunder and thereunder, do not and will not constitute non-exempt “prohibited transactions” under ERISA or the Internal Revenue Code. (y) Anti-Corruption Laws and Sanctions. None of the Parent, the Company, any Subsidiary, any of their respective employees, officers, or, to the knowledge of the Parent, the Company or such Subsidiary, directors, Affiliates or any agent or representative of the Parent, the Company or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement, (i) is a Sanctioned Person or currently the subject or target of any Sanctions, (ii) has its assets located in a Sanctioned Country, (iii) directly or indirectly derives revenues from investments in, or transactions with, Sanctioned Persons or (iv) has violated any Anti-Money Laundering Law in any material respect. Each of the Parent, the Company and their Subsidiaries, and to the knowledge of any Responsible Officer, each director, officer, employee, agent and Affiliate of the Parent, the Company and each such Subsidiary, is in compliance with the Anti-Corruption Laws in all material respects. The Parent and each Borrower has implemented and maintains in effect policies and procedures reasonably designed to promote and achieve compliance with the Anti-Corruption Laws and applicable Sanctions by the Parent, the Company, their Subsidiaries, their respective directors, officers, employees, Affiliates and agents and representatives of the Parent, the Company or any Subsidiary that will act in any capacity in connection with or benefit from this Agreement. (z) REIT Status. The Parent qualifies as, and has elected to be treated as, a REIT and is in compliance with all requirements and conditions imposed under the Internal Revenue Code to allow the Parent to maintain its status as a REIT. (aa) Outbound Investment Rules. Neither the Company nor any of its Subsidiaries (i) is a “covered foreign person” as that term is used in the Outbound Investment Rules or (ii) currently engages, or has any present intention to engage in the future, directly or indirectly, in (A) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (B) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Company were a United States Person or (C) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

- 113 - Section 6.2. Survival of Representations and Warranties, Etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Effective Date, the date on which any extension of the Revolving Credit Termination Date is effectuated pursuant to Section 2.14., the date on which any Incremental Facility is effectuated pursuant to Section 2.17. and at and as of the date of the occurrence of each Credit Event (other than a Continuation or Conversion described in clauses (b) and (c) of the definition of “Credit Event”), except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents. All such representations and warranties shall survive the effectiveness of this Agreement, the execution and delivery of the Loan Documents and the making of the Loans and the issuance of the Letters of Credit. ARTICLE VII. Affirmative Covenants For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 12.6., all of the Lenders) shall otherwise consent in the manner provided for in Section 12.6., the Company shall, and, as applicable, shall cause the other Loan Parties to, comply with the following covenants: Section 7.1. Preservation of Existence and Similar Matters. Except as otherwise permitted under Section 9.4., the Company shall, and shall cause each other Loan Party and each other Subsidiary to, (i) preserve and maintain its respective existence, (ii) preserve and maintain its rights, franchises, licenses and privileges in the jurisdiction of its incorporation or formation and (iii) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification and authorization; except, in the case of clauses (i) (solely with respect to any such Person other than the Loan Parties and Eligible Property Subsidiaries), (ii) and (iii) (other than maintenance of good standing in the jurisdiction of organization of such Loan Party or Subsidiary), where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 7.2. Compliance with Applicable Law. The Company shall, and shall cause each other Borrower, each other Loan Party and each other Subsidiary to, comply with all Applicable Laws, including the obtaining of all Governmental Approvals, the failure with which to comply could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 7.3. Maintenance of Property. In addition to the requirements of any of the other Loan Documents, the Company shall, and shall cause each other Loan Party and each other Subsidiary to, (a) protect and preserve all of its properties, including, but not limited to, all Intellectual Property necessary to the conduct of its respective business, and maintain in good repair, working order and condition all tangible properties, ordinary wear and tear and casualty events excepted and (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties, so that the business carried on in connection therewith may be properly and advantageously conducted at all times, except in the cases of

- 114 - clauses (a) and (b) where the failure to do so could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Section 7.4. Conduct of Business. The Company shall, and shall cause the other Loan Parties and each other Subsidiary to, carry on its respective businesses as described in Section 6.1.(t) and not enter into any other line of business not incidental or reasonably related thereto. Section 7.5. Insurance. The Company shall, and shall cause each other Loan Party and each other Subsidiary to, maintain insurance on a replacement cost basis with financially sound and reputable insurance companies against such risks and in such amounts as is customarily maintained by similar businesses and similar locations or as may be required by Applicable Law. The Company shall from time to time deliver to the Administrative Agent upon request a detailed list, together with copies of all policies of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby. Section 7.6. Payment of Taxes and Claims. The Company shall, and shall cause each other Loan Party and each other Subsidiary to, pay and discharge (a) prior to delinquency all federal and state income taxes and all other material taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it and (b) by not later than 30 days past due date therefor all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, could become a Lien on any properties of such Person; provided, however, that this Section shall not require the payment or discharge of any such tax, assessment, charge, levy or claim (x) which is being contested in good faith by appropriate proceedings which operate to suspend the collection thereof and for which adequate reserves have been established on the books of such Person in accordance with GAAP or (y) in respect of which the failure to do so could not reasonably be expected to have a Material Adverse Effect. Section 7.7. Books and Records; Inspections. The Company shall, and shall cause each other Loan Party and each other Subsidiary to, keep proper books of record and account in which full, true and correct entries in conformity with GAAP shall be made of all dealings and transactions in relation to its business and activities. Subject to limitations, if any, imposed under regulatory or confidentiality requirements and agreements to which the Parent or one of its Subsidiaries is subject or could otherwise reasonably be expected to contravene attorney–client privilege or constitute attorney work product, the Company shall, and shall cause each other Loan Party and each other Subsidiary to, permit representatives of the Administrative Agent or any Lender to visit and inspect any of their respective properties, to examine and make abstracts from any of their respective books and records and to discuss their respective affairs, finances and accounts with their respective officers, employees and independent public accountants (in the Company’s presence if an Event of Default does not then exist), all at such reasonable times during business hours and as often as may reasonably be requested and, so long as no Event of Default exists, with reasonable prior notice. The Company shall be obligated to reimburse (a) the Administrative Agent for its reasonable and documented out-of-pocket costs and expenses incurred in connection with the exercise of its rights under this Section once per calendar year and (b) the Administrative Agent and the Lenders for their reasonable and documented out-of-pocket costs and expenses incurred in connection with the exercise of their rights under this Section only if such exercise

- 115 - occurs while a Default or Event of Default exists. The Company hereby authorizes and instructs its accountants to discuss the financial affairs of the Parent, the Company, any other Loan Party or any other Subsidiary with the Administrative Agent or any Lender. Section 7.8. Use of Proceeds. The Borrowers will use the proceeds of the Revolving Loans solely (i) for the payment of pre- development costs, redevelopment and development costs incurred in connection with Properties owned by the Company or any Subsidiary; (ii) to finance acquisitions (other than Hostile Acquisitions) and investments of the Parent and its Subsidiaries not otherwise prohibited under this Agreement; (iii) to finance capital expenditures, dividends and the repayment of Indebtedness of the Parent and its Subsidiaries; (iv) to provide for the general working capital needs of the Parent and its Subsidiaries and (v) for other general corporate purposes of the Parent and its Subsidiaries. The Borrowers will use the proceeds of the Term Loans to repay Indebtedness of the Parent and its Subsidiaries, for general working capital needs of the Parent and its Subsidiaries and for other general corporate purposes of the Parent and its Subsidiaries. The Company shall only use Letters of Credit for the same purposes for which it may use the proceeds of Revolving Loans. Section 7.9. Environmental Matters. The Company shall, and shall cause each other Loan Party and each other Subsidiary to, comply with all Environmental Laws the failure with which to comply could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company shall, and shall cause each other Loan Party and each other Subsidiary to, promptly take all actions and pay or arrange to pay all costs necessary for it and for the Properties to comply in all material respects with all Environmental Laws and all Governmental Approvals, including actions to remove and dispose of all Hazardous Materials and to clean up the Properties as required under Environmental Laws, except where the failure to comply could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company shall, and shall cause the Loan Parties and the other Subsidiaries to, promptly take all actions necessary to prevent the imposition of any Liens arising out of or related to any Environmental Laws in each case to the extent the failure to take such actions could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 7.10. Further Assurances. At the Company’s sole cost and expense and upon request of the Administrative Agent, the Company shall, and shall cause each other Loan Party to, duly execute and deliver or cause to be duly executed and delivered, to the Administrative Agent such further instruments, documents and certificates consistent with the existing terms and conditions of the Loan Documents, and do and cause to be done such further acts that may be reasonably necessary or advisable in the reasonable opinion of the Administrative Agent to carry out more effectively the provisions and purposes of this Agreement and the other Loan Documents. Section 7.11. REIT Status. The Parent shall maintain its status as, and election to be treated as, a REIT under the Internal Revenue Code.

- 116 - Section 7.12. Exchange Listing. The Parent shall maintain at least one class of common shares of the Parent having trading privileges on the New York Stock Exchange or NYSE Amex Equities or which is subject to price quotations on The NASDAQ Stock Market’s National Market System. Section 7.13. Guarantors. (a) Unsecured Indebtedness Subsidiaries as Guarantors (i) Unsecured Indebtedness Subsidiary Guarantee Requirement. Not later than (A) the date on which any Subsidiary becomes an Unsecured Indebtedness Subsidiary in respect of Indebtedness in an aggregate principal amount of $10,000,000 or more or (B) the thirtieth (30th) day following the Required Delivery Date for any fiscal quarter in which any Subsidiary becomes an Unsecured Indebtedness Subsidiary in respect of Indebtedness in an aggregate principal amount of less than $10,000,000 (in each case, or such later date as the Administrative Agent shall reasonably determine), the Company shall cause such Unsecured Indebtedness Subsidiary to become a Guarantor and deliver or cause to be delivered to the Administrative Agent the applicable Subsidiary Guaranty Documents. Notwithstanding anything to the contrary in this Section 7.13.(a) or otherwise in this Agreement, in no event shall any Excluded Subsidiary or Foreign Subsidiary be required to become a Guarantor. (ii) Release of Unsecured Indebtedness Subsidiary Guarantors. The Company may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall promptly release, an Unsecured Indebtedness Subsidiary from the Guaranty, if: (i) such Subsidiary has ceased to be, or simultaneously with its release from the Guaranty will cease to be, a Subsidiary or an Unsecured Indebtedness Subsidiary; (ii) such Subsidiary Guarantor is not otherwise required to be a party to the Guaranty under this Section 7.13.; (iii) no Default or Event of Default shall then be in existence or would occur as a result of such release, including, without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.; and (iv) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Company to the Administrative Agent of any such request shall constitute a representation by the Company that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. The Administrative Agent agrees to furnish to the Company, promptly after the Company’s request and at the Company’s sole cost and expense, any release, termination, or other agreement or document as is reasonably satisfactory to the Administrative Agent and necessary or advisable to evidence the foregoing release as may be reasonably requested by the Company. (b) Subsidiary Guarantor Trigger Event. (i) During any Subsidiary Guarantor Period, in addition to and without limiting any then applicable requirements in Section 7.13.(a), the Company shall cause (x) each Eligible Property Subsidiary and (y) each other Material Guarantor Subsidiary to become a Guarantor and deliver or cause to be delivered to the Administrative Agent the applicable Subsidiary Guaranty Documents on or prior to the earlier of the following dates (or such later date as the Administrative Agent may agree): (A) the Subsidiary Guarantor Trigger Date; and

- 117 - (B) not later than the thirtieth (30th) day following the applicable Required Delivery Date for any fiscal quarter in which any Subsidiary becomes a Material Guarantor Subsidiary. (c) Release of Subsidiary Guarantors During Subsidiary Guarantor Period. Without limiting the release provisions in Section 7.13.(a), the Company may request in writing that the Administrative Agent release, and upon receipt of such request the Administrative Agent shall promptly release, a Subsidiary Guarantor from the Guaranty, so long as: (i) such Subsidiary Guarantor meets, or will meet simultaneously with its release from the Guaranty, all of the provisions of the definition of the term “Excluded Subsidiary” or “Foreign Subsidiary” or has ceased to be, or simultaneously with its release from the Guaranty will cease to be, a Wholly Owned Subsidiary, an Unsecured Indebtedness Subsidiary or a Material Guarantor Subsidiary; (ii) such Subsidiary Guarantor is not otherwise required to be a party to the Guaranty under Section 7.13.; (iv) no Default or Event of Default shall then be in existence or would occur as a result of such release, including, without limitation, a Default or Event of Default resulting from a violation of any of the covenants contained in Section 9.1.; and (v) the Administrative Agent shall have received such written request at least ten (10) Business Days (or such shorter period as may be acceptable to the Administrative Agent) prior to the requested date of release. Delivery by the Company to the Administrative Agent of any such request shall constitute a representation by the Company that the matters set forth in the preceding sentence (both as of the date of the giving of such request and as of the date of the effectiveness of such request) are true and correct with respect to such request. The Administrative Agent agrees to furnish to the Company, promptly after the Company’s request and at the Company’s sole cost and expense, any release, termination, or other agreement or document evidencing the foregoing release as may be reasonably requested by the Company. Section 7.14. Guarantor Release Upon Termination of Subsidiary Guarantor Period. (a) Obligation to Release. (i) On or after any Subsidiary Guarantor Release Date, and so long as no Default or Event of Default is then continuing and no subsequent Subsidiary Guarantor Trigger Date has occurred, the Administrative Agent shall, subject to the satisfaction of the requirements of Section 7.14.(b)(i), promptly release all of the applicable Subsidiary Guarantors from their obligations under the Guaranty (the “Subsidiary Guarantor Release”). Upon the release of any Person pursuant to this Section 7.14.(a)(i), the Administrative Agent shall (to the extent applicable) deliver to the Company, upon the Company’s request and at the Company’s expense, such documentation as may be reasonably satisfactory to the Administrative Agent and otherwise necessary or advisable to evidence the release of such Person from its obligations under the Loan Documents. (b) Subsidiary Guarantor Release Request and Certificate. (i) The Company shall have delivered to the Administrative Agent, on or prior to the date that is five (5) Business Days (or such shorter period of time as agreed to by the Administrative Agent) before the date on which the Subsidiary Guarantor Release is to be effected, written notice that it is requesting the Subsidiary Guarantor Release, which notice shall identify the Subsidiary Guarantors to be released and the proposed effective date for the Subsidiary Guarantor Release, together with a certificate signed by a Responsible Officer of the Company (such certificate, a “Subsidiary Guarantor Release Certificate”), certifying that: (A) (1) the Leverage Ratio is less than or equal to 6.50 to 1.00 and (2) the Company shall have been in compliance with all of the financial covenants set forth in Section 9.1., in each

- 118 - case, as of the end of any two consecutive fiscal quarter periods as reflected on the Compliance Certificates delivered pursuant to Section 8.3. for the applicable fiscal quarters; (B) no Subsidiary Guarantor to be released is otherwise required under this Agreement to be a Guarantor; (C) at the time of the delivery of notice requesting such release, on the proposed effective date of the Subsidiary Guarantor Release and immediately before and immediately after giving effect to the Subsidiary Guarantor Release, (x) no Default or Event of Default has occurred and is continuing or would result therefrom and (y) the representations and warranties contained in Article VI. and in the other Loan Documents are true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall be true and correct in all respects) on and as of the effective date of the Subsidiary Guarantor Release with the same force and effect as if made on and as of such date, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects (unless such representation and warranty is qualified by materiality, in which event such representation and warranty shall have been true and correct in all respects) on and as of such earlier date) and except for changes in factual circumstances permitted under the Loan Documents, and except that for purposes of this Section 7.14.(b)(i)(C), the representations and warranties contained in Section 6.1.(j) shall be deemed to refer to the most recent statements furnished pursuant to Sections 8.1. and 8.2. Section 7.15. Compliance with Anti-Corruption Laws and Sanctions. The Parent and each Borrower will maintain in effect and enforce policies and procedures (including policies and procedures implemented and maintained by the managers of Hotel Properties) reasonably designed to ensure compliance by the Parent, such Borrower, its or their Subsidiaries and its or their respective directors, officers, employees and agents with Anti-Corruption Laws and applicable Sanctions. ARTICLE VIII. Information For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 12.6., all of the Lenders) shall otherwise consent in the manner provided for in Section 12.6., the Company shall, or shall cause the Parent or any other Loan Party, as applicable, to, furnish to the Administrative Agent for distribution to each of the Lenders: Section 8.1. Quarterly Financial Statements. For each of the first, second and third fiscal quarters of the Parent, within forty-five (45) days after the closing of each such quarter, the unaudited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such period and the related unaudited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such period, setting forth in each case in comparative form the figures as of the end of and for the corresponding periods of the previous fiscal year, all of which shall be certified by the chief financial officer or chief executive officer of the Parent, in his or her opinion, to present fairly in all material respects, in accordance with GAAP, the consolidated financial position of the Parent and its Subsidiaries as at the date thereof and the results of operations for such period (subject to normal year-end audit adjustments and the inclusion in the final year-end statements of footnotes that were not contained in the quarterly financial statements).

- 119 - Section 8.2. Year-End Statements. For each fiscal year of the Parent, within ninety (90) days after the end of each fiscal year of the Parent, commencing with the fiscal year ending December 31, 2025, the audited consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year and the related audited consolidated statements of operations, stockholders’ equity and cash flows of the Parent and its Subsidiaries for such fiscal year, setting forth in comparative form the figures as at the end of and for the previous fiscal year, all of which shall be certified by (a) the chief financial officer or chief executive officer of the Parent, in his or her opinion, to present fairly in all material respects, in accordance with GAAP, the financial position of the Parent and its Subsidiaries as at the date thereof and the result of operations for such period and (b) Ernst & Young LLP or any other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent, whose certificate shall be unqualified. Section 8.3. Compliance Certificate. Commencing with the financial statements for the fiscal quarter ending September 30, 2025, not later than forty-five (45) days after the end of each of the first, second and third fiscal quarters of the Parent and not later than ninety (90) days after the end of each fiscal year of the Parent, a certificate substantially in the form of Exhibit L (a “Compliance Certificate”) executed on behalf of the Company by the chief executive officer or chief financial officer of the Company (i) setting forth as of the end of such quarterly accounting period or fiscal year, as the case may be, the calculations required to establish whether the Company was in compliance with the financial covenants contained in Section 9.1.; provided that (for informational purposes only), together with the applicable calculations delivered pursuant to this Section 8.3., the Company shall also deliver, for each Test Period subject to an annualized calculation based on less than the trailing twelve-month period then ending, a calculation of each applicable financial covenant on the basis of actual financial results for such twelve-month period then ending, notwithstanding that such financial covenants are not required to be satisfied on the basis of actual financial results for such trailing twelve-month period; (ii) stating that, to the best of his or her knowledge, information or belief, after due inquiry, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred and the steps being taken by the Company with respect to such event, condition or failure, (iii) identifying each Eligible Property and (iv) describing any items that would not appear on the consolidated balance sheet of the Company. Section 8.4. Other Information. (a) Promptly upon request from the Administrative Agent, copies of all management letters, if any, received from the independent public accountants of the Parent (and any responses thereto); (b) Within five (5) Business Days of the filing thereof, copies of all registration statements (excluding the exhibits thereto (unless requested by the Administrative Agent) and any registration statements on Form S-8 or its equivalent), reports on Forms 10-K, 10-Q and 8-K (or their equivalents) and all other periodic reports relating to material business developments which any Loan Party or any other Subsidiary shall file with the SEC (or any Governmental Authority substituted therefor) or any national securities exchange; (c) Promptly upon the mailing thereof to the shareholders of the Parent generally, copies of all financial statements, reports and proxy statements so mailed and promptly upon the issuance thereof copies of all press releases issued by the Parent, the Company, any Subsidiary or any other Loan Party; (d) Concurrently with (i) the delivery of the quarterly and annual financial statements provided for in Sections 8.1. and 8.2., statements of profit and loss for all Hotel Properties on a combined

- 120 - basis for the preceding calendar quarter and (ii) the delivery of the annual financial statements provided for in Section 8.2., statements of profit and loss for all Eligible Properties on an individual basis for the preceding fiscal year; in each case, such statements shall set forth in summary form (excluding any underlying calculations used to determine any of the following) the amounts of the Gross Operating Revenues, Gross Operating Expenses, NOI, FF&E Reserves, and Adjusted NOI, along with the average daily rate, occupancy levels and revenue per available room, in each case, on a combined basis (or, in the case of clause (ii), for such Eligible Property) certified as true, correct and complete by a senior officer of the Company; (e) No later than sixty (60) days after the beginning of each fiscal year of the Parent, projected balance sheets, operating statements, profit and loss projections, sources and uses of cash statement and statements of Consolidated EBITDA and Funds From Operations, for the Parent and its Subsidiaries on a consolidated basis for such fiscal year, all itemized in reasonable detail in such form as may be reasonably satisfactory to the Administrative Agent. The foregoing shall be accompanied by pro forma calculations, together with detailed assumptions, required to establish whether or not the Parent, the Company, and when appropriate their consolidated Subsidiaries (as applicable), will be in compliance with the covenants contained in Section 9.1. at the end of each fiscal quarter of such fiscal year; it being understood and agreed that the projections and pro forma calculations shall be furnished for informational purposes only and shall not be a basis for determining or declaring the occurrence, existence or continuation of any Default or Event of Default; (f) If any ERISA Event shall occur that individually, or together with any other ERISA Event that has occurred, could reasonably be expected to have a Material Adverse Effect, a certificate of the chief executive officer or chief financial officer of the Company setting forth details as to such occurrence and the action, if any, which the Company or applicable member of the ERISA Group is required or proposes to take; (g) To the extent any Responsible Officer becomes aware of the same, (i) prompt notice of the commencement of any proceeding or investigation by or before any Governmental Authority and any action or proceeding in any court or other tribunal or before any arbitrator in respect of (A) Indebtedness of the Parent and its Subsidiaries of the type and amount subject to the provisions of Section 10.1.(d), (B) any Loan Document or (C) against or in any other way relating adversely to, or adversely affecting, any Loan Party or any other Subsidiary of the Parent or the Company or any of their respective properties, assets or businesses which such proceeding or investigation under this clause (C) could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and prompt notice of the receipt of notice that any United States income tax returns of any Loan Party or any other Subsidiary are being audited; (h) At the time of delivery of each Compliance Certificate (but without limitation of the provisions of Section 9.7.), a copy of any amendment to the articles of incorporation or formation, bylaws, partnership agreement or other similar organizational documents of the Parent or the Company that was effective on or before the last day of the prior fiscal quarter (unless previously delivered to the Administrative Agent); (i) Prompt notice of any change in the business, assets, liabilities, financial condition or results of operations of the Parent, the Company or any other Subsidiary which has had or could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect; (j) Prompt notice upon any Responsible Officer having knowledge of the occurrence of any Default or Event of Default;

- 121 - (k) Prompt notice upon any Responsible Officer having knowledge of the occurrence of any order, judgment or decree in excess of $25,000,000 having been entered against any Loan Party or other Subsidiary or any of their properties or assets (other than with respect to Hilton/HGV Retained Liabilities); (l) Prompt notice upon any Responsible Officer having knowledge of the occurrence of any notification of a violation of any Applicable Law or regulation or any inquiry shall have been received by any Loan Party or any other Subsidiary from any Governmental Authority, in each case, that could reasonably be expected to have a Material Adverse Effect; (m) Promptly upon the request of the Administrative Agent, evidence of the Company’s calculation of the Ownership Share with respect to a Subsidiary or an Unconsolidated Affiliate, such evidence to be in form and detail reasonably satisfactory to the Administrative Agent; (n) From and after the Investment Grade Pricing Effective Date, promptly, upon any change in the Company’s Credit Rating, a certificate stating that such Credit Rating has changed and the new Credit Rating that is in effect; (o) (x) Promptly, upon each request, information identifying the Parent, the Company and any other Borrower as a Lender may request in order to comply with applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation and (y) prompt written notice of any change in the information provided in the Beneficial Ownership Certification delivered to any Lender that would result in a change to the list of beneficial owners identified in such certification; (p) Promptly, and in any event within three (3) Business Days after a Responsible Officer of the Company obtains knowledge thereof, written notice of the occurrence of any of the following: (i) the Parent, the Company, any Loan Party or any other Subsidiary shall receive notice that any violation of or noncompliance with any Environmental Law has or may have been committed or is threatened; (ii) the Parent, the Company, any Loan Party or any other Subsidiary shall receive notice that any administrative or judicial complaint, order or petition has been filed or other proceeding has been initiated, or is about to be filed or initiated against any such Person alleging any violation of or noncompliance with any Environmental Law or requiring any such Person to take any action in connection with the release or threatened release of Hazardous Materials; (iii) the Parent, the Company, any Loan Party or any other Subsidiary shall receive any notice from a Governmental Authority or private party alleging that any such Person may be liable or responsible for any costs associated with a response to, or remediation or cleanup of, a release or threatened release of Hazardous Materials or any damages caused thereby; or (iv) the Parent, the Company, any Loan Party or any other Subsidiary shall receive notice of any other fact, circumstance or condition that could reasonably be expected to form the basis of an environmental claim, except in the case of each of clauses (i), (ii), (iii) and (iv), where such notice(s), whether individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; (q) Promptly upon the request of the Administrative Agent, the Derivatives Termination Value in respect of any Specified Derivatives Contract from time to time outstanding; (r) Promptly upon the execution thereof, copies of any material amendments or other material modifications to the Distribution Agreement; and (s) From time to time and promptly upon each request, such data, certificates, reports, statements, documents or further information regarding any Property or the business, assets, liabilities, financial condition, results of operations or business prospects of the Parent, the Company, any other

- 122 - Loan Party or any other Subsidiary as the Administrative Agent or any Lender may reasonably request (subject to limitations, if any, imposed under regulatory or confidentiality requirements and agreements to which the Parent or one of its Subsidiaries is subject or could otherwise reasonably be expected to contravene attorney–client privilege or constitute attorney work product). Section 8.5. Electronic Delivery of Certain Information. (a) Documents required to be delivered pursuant to the Loan Documents may be delivered by electronic communication and delivery, including, without limitation, the Internet, e-mail or intranet websites to which the Administrative Agent and each Lender have access (including a commercial, third- party website, government website such as www.sec.gov or a website sponsored or hosted by the Administrative Agent, the Parent or the Company); provided that (i) the foregoing shall not apply to (A) notices to any Lender (or the Issuing Banks) pursuant to Article II. and (B) any Lender that has notified the Administrative Agent and the Company that it cannot or does not want to receive electronic communications and (ii) documents required to be delivered pursuant to Sections 8.1., 8.2., 8.4.(b), 8.4.(c), 8.4.(h) and 8.4.(r) shall be deemed to have been delivered on the date on which such documents are filed for public availability on the SEC’s Electronic Data Gathering and Retrieval System (it being understood that the Company shall not be required to provide notice to the Administrative Agent or any Lender of such electronic filing of information (other than with respect to financial statements pursuant to Sections 8.1. and 8.2.) to satisfy its reporting obligations). The Administrative Agent or the Company may, in its discretion, agree to accept notices and other communications to it hereunder by electronic delivery pursuant to procedures approved by it for all or particular notices or communications. Documents or notices delivered electronically on the date and time on which the Administrative Agent, the Parent or the Company posts such documents or the documents become available on a commercial website and the Administrative Agent or Company notifies each Lender of said posting and provides a link thereto; provided that if such notice or other communication is not sent or posted during the normal business hours of the recipient, said posting date and time shall be deemed to have commenced as of 11:00 a.m. Eastern time on the opening of business on the next Business Day for the recipient. Notwithstanding anything contained herein, the Company shall deliver paper copies of any documents to the Administrative Agent or to any Lender that reasonably requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents delivered electronically, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery. Each Lender shall be solely responsible for requesting delivery to it of paper copies and maintaining its paper or electronic documents. (b) Documents required to be delivered pursuant to Article II. may be delivered electronically to a website provided for such purpose by the Administrative Agent pursuant to the procedures provided to the Company by the Administrative Agent. Section 8.6. Public/Private Information. The Company shall cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Company. Documents required to be delivered pursuant to the Loan Documents shall be delivered by or on behalf of the Company to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to this Article and, if requested by the Administrative Agent, the Company shall designate Information Materials (a) that are either available to the public or not material with respect to the Parent and its Subsidiaries or any of their respective securities for purposes of United States federal and state securities laws, as “Public Information” and (b) that are not Public Information as “Private Information”. All Information Materials that are neither identified as “Public Information” nor included in public filings made by the Parent, the

- 123 - Company or any of their Subsidiaries with the SEC shall be deemed to be private and confidential. Notwithstanding the foregoing, each Lender who does not wish to receive Private Information agrees to cause at least one individual at or on behalf of such Lender to at all times have selected the “Private Information” or similar designation on the content declaration screen of any website provided pursuant to Section 8.5. in order to enable such Lender or its delegate, in accordance with such Lender’s compliance procedures and Applicable Law, including United States federal and state securities laws, to make reference to Information Materials that are not made available through the “Public Information” portion of such website provided pursuant to Section 8.5. and that may contain material non-public information with respect to the Parent, the Company or its securities for purposes of United States federal and state securities laws. Section 8.7. USA Patriot Act Notice; Compliance. The Patriot Act and federal regulations issued with respect thereto require all financial institutions to obtain, verify and record certain information that identifies individuals or business entities which open an “account” with such financial institution. Consequently, the Administrative Agent and a Lender (for itself and/or as agent for all Lenders hereunder) may from time to time request, and the Company shall, and shall cause the other Loan Parties to, provide promptly upon any such request to the Administrative Agent or such Lender, such Loan Party’s name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent or such Lender to comply with federal law. An “account” for this purpose may include, without limitation, a deposit account, a cash management service, a transaction or asset account, a credit account, a loan or other extension of credit, and/or other financial services product. ARTICLE IX. Negative Covenants For so long as this Agreement is in effect, unless the Requisite Lenders (or, if required pursuant to Section 12.6., all of the Lenders) shall otherwise consent in the manner provided for in Section 12.6., the Company shall comply with the following covenants: Section 9.1. Financial Covenants. (a) Leverage Ratio. The Company shall not permit the Leverage Ratio to exceed 7.25 to 1.00 as at the end of any fiscal quarter. (b) Ratio of Consolidated Reserve Adjusted EBITDA to Consolidated Fixed Charges. The Company shall not permit the ratio (the “Fixed Charge Coverage Ratio”) of Consolidated Reserve Adjusted EBITDA of the Parent as at the end of the most recent Test Period to Consolidated Fixed Charges of the Parent for such period to be less than 1.50 to 1.00; provided that for purposes of calculating the Fixed Charge Coverage Ratio, Consolidated Interest Expense shall be determined on a pro forma basis for permanent debt repayments (with concurrent reductions of any commitments in respect thereof) and refinancings during the applicable Test Period. (c) Ratio of Secured Indebtedness to Total Asset Value. The Company shall not permit the ratio (the “Secured Leverage Ratio”) of (i) Secured Indebtedness of the Parent to (ii) Total Asset Value to exceed 0.45 to 1.00 as at the end of the most recent Test Period. (d) Maximum Unencumbered Leverage Ratio. The Company shall not permit the ratio (the “Unencumbered Leverage Ratio”) of (i) (x) Unsecured Indebtedness of the Parent minus (y) Unrestricted Cash and Cash Equivalents of the Company and its Subsidiaries in excess of $35,000,000, to (ii) Unencumbered Asset Value to exceed 0.60 to 1.00 as at the end of the most recent Test Period.

- 124 - Notwithstanding the foregoing, the Company may elect upon delivering written notice to the Administrative Agent, concurrently with or prior to the delivery of a Compliance Certificate for any applicable four-quarter fiscal period pursuant to Section 8.3. and provided that no Default or Event of Default has occurred and is continuing (other than as a result of the Unencumbered Leverage Ratio as of the end of the last fiscal quarter for such fiscal period being greater than 0.60 to 1.00 but less than or equal to 0.65 to 1.00), that the Unencumbered Leverage Ratio may exceed 0.60 to 1.00 but shall in no event exceed 0.65 to 1.00 for such fiscal quarter and the next three succeeding fiscal quarters (the “Unencumbered Leverage Increase Period”); provided that (i) the Company may not elect more than two Unencumbered Leverage Increase Periods during the term of this Agreement and (ii) any such Unencumbered Leverage Increase Periods shall be non-consecutive. (e) Ratio of Unencumbered Adjusted NOI to Unsecured Interest Expense. The Company shall not permit the ratio of (i) Unencumbered Adjusted NOI for any Test Period to (ii) Unsecured Interest Expense of the Parent for such period to be less than 1.75 to 1.00 as at the end of any fiscal quarter. (f) Dividend Payout/Distribution. The Parent, the Company and its Subsidiaries will not declare or make any distributions or other Restricted Payments if a Default or Event of Default exists or would exist after giving effect to such Restricted Payment; provided that, notwithstanding the foregoing, the following Restricted Payments may be made so long as no Default or Event of Default under Section 10.1.(a), (e) or (f) exists or would exist after giving effect to such Restricted Payment, and no portion of the Obligations has been accelerated: (i) the Company may pay cash dividends or distributions to the Parent and other holders of limited liability company interests in the Company with respect to any period of four (4) fiscal quarters to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends or distributions to its shareholders in an aggregate amount not to exceed the greatest of (x) 95% of Adjusted Funds From Operations, (y) the amount reasonably estimated to be required for the Parent to maintain its status as a REIT (including the right to distribute 100% of net capital gain) under Sections 856 through 860 of the Internal Revenue Code, and (z) the amount reasonably estimated to be necessary for the Parent to avoid income or excise tax under the Internal Revenue Code; provided, however, there shall not be any implied requirement that the Company utilize the dividend deferral options in Section 857(b)(9) or Section 858(a) of the Internal Revenue Code; (ii) Subsidiaries of the Parent (excluding the Company, so long as any Parent Entity is not a Guarantor, but including all Subsidiaries of the Company) may make Restricted Payments to any Person owning Equity Interests in such Subsidiary ratably in accordance with the interest held by such Person or otherwise as may be required pursuant to the organizational documents of such Subsidiary; (iii) the Parent, the Company and any of their Subsidiaries may make distributions and Restricted Payments made pursuant to the terms of the Distribution Agreement and the related transactions contemplated thereby; (iv) the Parent, the Company and any of their Subsidiaries may make repurchases of, retire or otherwise acquire Equity Interests in the Parent, the Company or any Subsidiary pursuant to any employee or director equity or stock option plan entered into in the ordinary course of business; (v) the Parent or any of its Subsidiaries may honor any conversion request by a holder of convertible Indebtedness and make cash payments in lieu of fractional shares in connection with any such conversion; and

- 125 - (vi) the Company may make cash distributions to the Parent Entities in an amount sufficient to pay costs and expenses of the Parent Entities in connection with the maintenance of its legal existence and other activities in connection with the ownership of its assets and liabilities not prohibited by the terms of this Agreement and the other Loan Documents. (g) Testing and Application of Financial Covenants. The financial covenants set forth in clauses (a)-(e) of this Section 9.1. shall apply at all times but, unless otherwise expressly required pursuant to this Agreement and the other Loan Documents, the Company shall in any event be obligated to report its compliance therewith only at the end of each fiscal quarter or fiscal year, as applicable, as provided in Section 8.3. For purposes of calculating each of the Leverage Ratio, the Fixed Charge Coverage Ratio and the Secured Leverage Ratio, any income, value and debt attributable to each of the Hotel Properties known as the Hilton San Francisco Union Square and the Parc 55 San Francisco to the extent reported in the respective Test Period in accordance with GAAP shall be excluded from such calculations. Section 9.2. Restrictions on Liens and Negative Pledges. (a) Eligible Property Liens; Equity Liens. The Company shall not, and shall not permit any other Loan Party or any Subsidiary of any Loan Party to, create, assume, incur, permit or suffer to exist any Lien on (i) any Equity Interest in any Eligible Property Subsidiary (other than Permitted Equity Liens), (ii) any Equity Interest in any Parent Entity (other than the Parent) or any Loan Party (other than the Parent) that is not an Eligible Property Subsidiary (other than Permitted Equity Liens and, to the extent constituting Liens, Permitted JV/Mortgage Restrictions) or (iii) any Eligible Property (other than Permitted Liens). (b) Eligible Property Negative Pledges. The Company shall not, and shall not permit any other Loan Party or any Subsidiary of any Loan Party to, permit (i) any Equity Interest in any Eligible Property Subsidiary or (ii) the Core Hotel Property with respect to any Eligible Property, to be subject to a Negative Pledge. (c) Liens and Negative Pledges Following Default. Without limiting the restrictions set forth in clauses (a) and (b) above, if immediately prior to the creation, assumption or incurrence of a Lien or Negative Pledge, or immediately thereafter, a Default or Event of Default is or would be in existence (including arising from non-compliance with any financial covenant pursuant to Section 9.1.), the Company shall not, and shall not permit any other Loan Party or any Subsidiary of any Loan Party to, create, assume or incur (i) any Lien on any Equity Interests held by the Parent or any Subsidiary (other than Permitted Equity Liens and, to the extent constituting Liens, Permitted JV/Mortgage Restrictions), (ii) any Lien on any property or assets (other than Equity Interests) of the Parent or any Subsidiary (other than Permitted Liens) or (iii) any Negative Pledge in respect of any property or assets of the Company or any Subsidiary of the Company (other than, to the extent constituting a Negative Pledge, Permitted JV/Mortgage Restrictions with respect to property or assets that constitute Equity Interests). Section 9.3. Restrictions on Intercompany Transfers. The Company shall not, and shall not permit any other Loan Party or any other Subsidiary to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any Subsidiary of the Company (other than an Excluded Subsidiary or a Foreign Subsidiary) to: (a) pay dividends or make any other distribution on any of such Subsidiary’s capital stock or other equity interests owned by the Company or any other Subsidiary; (b) pay any Indebtedness owed to the Company or any other Subsidiary; (c) make loans or advances to the Company or any other Subsidiary; or (d) transfer any of its property or assets to the Company or any other Subsidiary; other than:

- 126 - (i) with respect to clauses (a) – (d), those encumbrances or restrictions (A) contained in any Loan Document, (B) constituting Permitted Sale Restrictions, (C) contained in any agreement that evidences Unsecured Indebtedness containing encumbrances or restrictions on the actions described above that are substantially similar to, or, taken as a whole, not more restrictive than, those contained in the Loan Documents (as determined in good faith by the Company), (D) relating to Indebtedness secured by a Lien on assets that is not otherwise prohibited under Sections 9.2.(a), (c)(i) or (c)(ii); provided that the encumbrances and restrictions apply only to the Subsidiary or the assets that are the subject of such Lien, (E) contained in the organizational documents or other agreements binding on or applicable to any Excluded Subsidiary, Foreign Subsidiary or any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent such encumbrance or restriction covers any direct or indirect Equity Interest in such Subsidiary or the property or assets of such Subsidiary), (F) imposed by Applicable Law, (G) contained in an agreement that governs an Investment in, or other agreement binding on, an Unconsolidated Affiliate (but only to the extent such encumbrance or restriction applies to any direct or indirect Equity Interest in such Unconsolidated Affiliate), (H) other than in respect of any Eligible Property Subsidiary, Permitted JV/Mortgage Restrictions or (I) Permitted Transfer Restrictions, and (ii) with respect to clauses (a) and (d), customary provisions restricting assignment of any agreement, lease, license, permit or other contract entered into by the Company or any of their Subsidiaries in the ordinary course of business. Section 9.4. Merger, Consolidation, Sales of Assets and Other Arrangements. The Company shall not, and shall not permit any other Loan Party or any other Subsidiary to: (a) merge or consolidate; (b) liquidate, windup or dissolve itself (or suffer any liquidation or dissolution) or (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions and whether effected pursuant to a Division or otherwise, assets, or the capital stock of or other Equity Interests in any of its Subsidiaries having a fair market value in excess of a Substantial Amount, whether now owned or hereafter acquired; provided, however, that: (i) the Parent or any Subsidiary may enter into any transaction of merger or consolidation with or into any other Subsidiary or any other Person; provided, however, that: (A) (1) immediately prior to entering into such transaction no Default or Event of Default shall exist and (2) at the time of, and immediately thereafter and after giving effect to such transaction no Event of Default arising under Section 10.1.(a), (e) or (f) shall have occurred and be continuing, nor, as the result of the occurrence of any other Event of Default, have the Obligations been accelerated pursuant to Section 10.2.; (B) in the case of any merger or consolidation involving (1) any Borrower, such Borrower shall be the surviving entity; (2) the Parent (other than with any Borrower or any Subsidiary Guarantor), the Parent shall be the surviving entity; or (3) any Subsidiary Guarantor (other than with any Borrower), the surviving entity shall be a Guarantor or shall become a Guarantor in accordance with the applicable requirements of Section 7.13.; and (C) in the case of the entry into any transaction of merger or consolidation with a Person other than the Parent or a Subsidiary which transaction or series of related transactions shall have a fair market value in excess of a Substantial Amount, not later than the date on which such transaction is entered into: (1) the Company shall have given the Administrative Agent and the Lenders written notice of the entry into such transaction; and (2) the Company shall have delivered to the Administrative Agent a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the

- 127 - Loan Parties with the financial covenants contained in Section 9.1., after giving effect to such transaction or series of transactions; provided, however, that in the event that the obligation of the Parent or any Subsidiary to consummate such transaction is subject to a financing condition or the obtaining of the requisite approval of the Lenders under this Agreement, the Compliance Certificate required by this clause (2) shall not be required to be delivered until the date on which such transaction is consummated; (ii) any Loan Party or any Subsidiary may convey, sell, lease, sublease or otherwise transfer or dispose of, in one transaction or a series of related transactions and whether effected pursuant to a Division or otherwise, its assets, or the capital stock of or other Equity Interests in any of its Subsidiaries to the Parent or any other Subsidiary so long as immediately prior to the taking of such action, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence; provided, that, in each case described in this Section 9.4.(ii), if any Loan Party that is a limited liability company consummates a Division, each Division Successor shall be required to comply with the obligations set forth in Section 7.13.; (iii) any Loan Party or any other Subsidiary may convey, sell, lease, sublease or otherwise transfer or dispose of, whether by one transaction or a series of related transactions and whether effected pursuant to a Division or otherwise, any assets, or capital stock of or other Equity Interests in its Subsidiaries; provided that in the case of any such transaction or series of related transactions involving assets, capital stock or other Equity Interests having a fair market value in excess of the Substantial Amount being conveyed, sold, leased, subleased or otherwise transferred or disposed of to any other Person that is not a Loan Party or a Subsidiary: (A) the Company shall have, not later than the date of such transaction or series of related transactions, (1) given the Administrative Agent and the Lenders written notice of such transaction or series of related transactions and (2) delivered to the Administrative Agent a Compliance Certificate, calculated on a pro forma basis, evidencing the continued compliance by the Loan Parties with the financial covenants contained in Section 9.1., after giving effect to such transaction or series of transactions; and (B) immediately prior to any such transaction or series of related transactions, and immediately thereafter and after giving effect to such transaction or series of related transactions, no Event of Default arising under Section 10.1.(a), (e) or (f) shall have occurred and be continuing, nor, as the result of the occurrence of any other Event of Default, have the Obligations been accelerated pursuant to Section 10.2.; (iv) the Loan Parties and the other Subsidiaries may lease, sublease or license their respective assets, as lessor, licensor or sublessor (as the case may be), in the ordinary course of their business; and (v) any Subsidiary (but not any Eligible Property Subsidiary) may liquidate, wind-up or dissolve itself (or suffer its liquidation or dissolution) so long as immediately prior to the taking of such action, and immediately thereafter and after giving effect thereto, no Default or Event of Default is or would be in existence. Section 9.5. Plans. The Company shall not, and shall not permit any other Loan Party or, except as would not reasonably be expected to (i) have a Material Adverse Effect or (ii) result in the execution, delivery and performance of this Agreement, the other Loan Documents or the Fee Letters, or the extensions of credit or

- 128 - repayments of amounts hereunder or thereunder, constituting a non-exempt “prohibited transaction” under ERISA or the Internal Revenue Code, any Subsidiary to, permit any of its respective assets to become or be deemed to be “plan assets” within the meaning of ERISA, the Internal Revenue Code and the respective regulations promulgated thereunder. The Company shall not cause or permit to occur, and shall not permit any other member of the ERISA Group to cause or permit to occur, any ERISA Event if such ERISA Event would reasonably be expected to have a Material Adverse Effect. Section 9.6. Fiscal Year. The Company shall not, and shall not permit any other Loan Party or other Subsidiary to, change its fiscal year from that in effect as of the Effective Date. Section 9.7. Modifications of Organizational Documents. (a) The Company shall not, and shall not permit any other Loan Party or any other Subsidiary to, amend, supplement, restate or otherwise modify its articles of incorporation, declaration of trust, partnership agreement, certificate of formation, operating agreement, by-laws or other organizational documents without the prior written consent of the Administrative Agent if such amendment, supplement, restatement or other modification (i) is adverse to the interests of the Administrative Agent, the Issuing Banks or the Lenders in any material respect or (ii) could reasonably be expected to have a Material Adverse Effect. (b) The Company shall not, and shall not permit, (i) the Parent to reorganize under the laws of a foreign jurisdiction that is not the United States of America, a State thereof or the District of Columbia, (ii) any Parent Entity (other than the Parent) or the Company to convert, invert, reconstitute its organizational form or otherwise reorganize as a Foreign Subsidiary or (iii) any Subsidiary Borrower to convert, invert, reconstitute its organizational form or otherwise reorganize as a Foreign Subsidiary organized under the laws of a jurisdiction other than the jurisdiction of such Subsidiary Borrower’s formation as of the date such Subsidiary Borrower became a Subsidiary Borrower hereunder. Section 9.8. Use of Proceeds. The Company shall not, and shall not permit any other Loan Party or any other Subsidiary to, use any part of the proceeds of any Loan to purchase or carry, or to reduce, retire or refinance any credit incurred to purchase or carry, any Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such Margin Stock. Neither the Parent nor any Borrower shall use, and shall ensure that none of its or their Subsidiaries or its or their respective directors, officers, employees and agents shall use, the proceeds of any Credit Event (i) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws or any Anti-Money Laundering Laws, (ii) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person or in any Sanctioned Country, or (iii) in any manner that would result in the violation of any Sanctions applicable to any party hereto. Section 9.9. Transactions with Affiliates. The Company shall not permit to exist or enter into, and shall not permit any Loan Party or other Subsidiary to permit to exist or enter into, any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of any Loan Party or any Subsidiary (other than the Parent, the Company, any other Loan Party or any Subsidiary), except: (a) as set forth on Schedule 6.1.(r);

- 129 - (b) Restricted Payments permitted under Section 9.1.(f); (c) amendments to the Distribution Agreement and/or the Ancillary Agreements that are not adverse to the interests of the Administrative Agent, the Issuing Banks or the Lenders in any material respect or otherwise could reasonably be expected to have a Material Adverse Effect; (d) transactions upon fair and reasonable terms which are no less favorable to the Company, such Subsidiary, or any Loan Party than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate; and (e) transactions constituting Investments by the Company or any Subsidiary in any Unconsolidated Affiliate that are not otherwise prohibited under the Loan Documents. Notwithstanding the foregoing, no payments may be made with respect to any items set forth on such Schedule 6.1.(r) if a Default or Event of Default exists or would result therefrom. Section 9.10. Environmental Matters. The Company shall not, and shall not permit any other Loan Party or other Subsidiary or any other Person to, use, generate, discharge, emit, manufacture, handle, process, store, release, transport, remove, dispose of or clean up any Hazardous Materials on, under or from the Properties in violation of any Environmental Law or in a manner that could reasonably be expected to lead to any environmental claim or pose a risk to human health, safety or the environment, to the extent that any of the foregoing could reasonably be expected to have a Material Adverse Effect. Nothing in this Section shall impose any obligation or liability whatsoever on the Administrative Agent or any Lender. Section 9.11. Derivatives Contracts. The Company shall not, and shall not permit any other Loan Party or other Subsidiary to enter into or become obligated in respect of, Derivatives Contracts, other than Derivatives Contracts entered into by the Parent, the Company, any other Loan Party or other Subsidiary for a bona fide business purpose to establish an effective hedge in respect of liabilities, commitments or assets held or reasonably anticipated to be held by the Parent, the Company, any other Loan Party or other Subsidiary. Section 9.12. Limitations Regarding Outbound Investment Rules. The Company shall not, and shall not permit any other Loan Party or other Subsidiary to, (a) be or become a “covered foreign person”, as that term is defined in the Outbound Investment Rules, or (b) engage, directly or indirectly, in (i) a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, (ii) any activity or transaction that would constitute a “covered activity” or a “covered transaction”, as each such term is defined in the Outbound Investment Rules, if the Company were a United States Person or (iii) any other activity that would cause the Administrative Agent or the Lenders to be in violation of the Outbound Investment Rules or cause the Administrative Agent or the Lenders to be legally prohibited by the Outbound Investment Rules from performing under this Agreement.

- 130 - ARTICLE X. Default Section 10.1. Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of Applicable Law or pursuant to any judgment or order of any Governmental Authority: (a) Default in Payment. (i) Any Borrower shall fail to pay when due under this Agreement or any other Loan Document (whether upon demand, at maturity, by reason of acceleration or otherwise) the principal of any of the Loans or any Reimbursement Obligation, or (ii) any Borrower or any Guarantor shall fail to pay interest on the Loans or any of the other payment Obligations owing by any Borrower or any other Guarantor under this Agreement, any other Loan Document or the Fee Letters, within five (5) Business Days of the date when due. (b) Default in Performance. (i) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement on its part to be performed or observed and contained in Section 7.1.(a) (with respect to any Loan Party or any Eligible Property Subsidiary), Section 7.8., Section 7.11., Section 7.13.(b), Section 7.15., Section 8.4.(j) or Article IX.; (ii) The Company shall fail to perform or observe any term, covenant, condition or agreement contained in Section 8.1., 8.2., 8.3. or 8.4.(d) and such failure shall continue for a period of five (5) Business Days after the earlier of (x) the date upon which a Responsible Officer of the Company obtains knowledge of such failure or (y) the date upon which the Company has received written notice of such failure from the Administrative Agent; or (iii) Any Loan Party shall fail to perform or observe any term, covenant, condition or agreement contained in this Agreement or any other Loan Document to which it is a party and not otherwise mentioned in this Section and such failure shall continue for a period of thirty (30) days after the earlier of (x) the date upon which a Responsible Officer of the Company obtains knowledge of such failure or (y) the date upon which the Company has received written notice of such failure from the Administrative Agent. (c) Misrepresentations. Any written statement, representation or warranty made or deemed made by or on behalf of any Loan Party under this Agreement or under any other Loan Document, or any amendment hereto or thereto, or in any other writing or statement at any time furnished by, or at the direction of, any Loan Party to the Administrative Agent, any Issuing Bank or any Lender, shall at any time prove to have been incorrect or misleading, in any material respect when furnished or made or deemed made. (d) Indebtedness Cross-Default. There shall occur (i) any default, event or condition resulting in (or permitting the) acceleration, mandatory repurchase or mandatory prepayment (other than as a result of (A) customary non-default mandatory prepayment requirements resulting from asset sales, casualty events, debt or equity issuances, extraordinary receipts or borrowing base limitations and (B) any Indebtedness constituting convertible debt becoming due as a result of the exercise by any holder thereof of conversion, exchange or similar rights related to the value of the applicable Loan Party’s equity securities so long as such Indebtedness is converted into or exchanged for Equity Interests (other than Mandatorily Redeemable Stock)) of, or any failure to pay at maturity, Indebtedness (other than the Obligations and Nonrecourse Indebtedness) of the Parent, any Borrower, any Guarantor or any of their

- 131 - Subsidiaries, or any default by the Parent, any Borrower, any Guarantor or any of their Subsidiaries in, or resulting in the payment of amounts in respect of Derivatives Contracts, in excess of $100,000,000 individually or in the aggregate or (ii) any default, event or condition resulting in the acceleration, mandatory repurchase or mandatory prepayment (other than as a result of customary non-default events, such as mandatory prepayments triggered by asset sales or casualty events) of, or any failure to pay at maturity, Nonrecourse Indebtedness of the Parent, any Borrower, any Guarantor or any of their Subsidiaries in a principal amount at any time outstanding in excess of 7.5% of Total Asset Value individually or in the aggregate, other than, in the case of this clause (ii), existing commercial mortgage- backed security Indebtedness securing the Hotel Properties known as the Hilton San Francisco Union Square and the Parc 55 San Francisco. (e) Voluntary Bankruptcy Proceeding. Any Loan Party or any other Subsidiary or Subsidiaries to which more than 7.5% of Total Asset Value individually or in the aggregate is attributable shall: (i) commence a voluntary case under any Debtor Relief Law; (ii) consent to, or fail to contest in a timely and appropriate manner, any petition filed against it in an involuntary case under any Debtor Relief Law or consent to any proceeding or action described in the immediately following subsection (f); (iii) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (iv) admit in writing its inability to pay its debts as they become due; (v) make a general assignment for the benefit of creditors; (vi) make a conveyance fraudulent as to creditors under any Applicable Law; or (vii) take any corporate, member, partnership or other similar action for the purpose of effecting any of the foregoing. (f) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against any Loan Party or any other Subsidiary or Subsidiaries to which more than 7.5% of Total Asset Value individually or in the aggregate is attributable in any court of competent jurisdiction seeking: (i) relief under any Debtor Relief Law; or (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of such Person, or of all or any substantial part of the assets, domestic or foreign, of such Person, and in the case of either clause (i) or (ii) such case or proceeding shall continue undismissed or unstayed for a period of sixty (60) consecutive calendar days, or an order granting the relief requested in such case or proceeding (including, but not limited to, an order for relief under any Debtor Relief Law) shall be entered. (g) Revocation of Loan Documents. Any Loan Party shall (or shall attempt to) disavow, revoke or terminate any Loan Document to which it is a party or any Fee Letter (except for (i) release of a Subsidiary Guarantor pursuant to Section 7.13. or 7.14., (ii) termination of the Revolving Commitments and September 2025 Term Loan Commitments in accordance with Section 2.13. and (iii) termination of any Loan Document in accordance with its terms) or shall otherwise challenge or contest in any action, suit or proceeding in any court or before any Governmental Authority the validity or enforceability of any Loan Document or any Fee Letter or any Loan Document shall cease to be in full force and effect (except as a result of the express terms thereof). (h) Judgment. A judgment or order for the payment of money or other non-monetary relief shall be entered against any Loan Party or any Subsidiary by any court or other tribunal and (i) such judgment or order shall continue for a period of sixty (60) days without being paid, stayed or dismissed through appropriate appellate proceedings and (ii) either (A) the amount (other than amounts covered by insurance for which coverage has not been denied in writing by the applicable insurance carrier) exceeds, (x) individually or together with all other such unsatisfied judgments or orders entered against the Loan Parties and the Eligible Property Subsidiaries, $100,000,000 or (y) solely to the extent in relation to any Subsidiary having any obligations in respect of Nonrecourse Indebtedness, individually or together with all other such unsatisfied judgments or orders entered against other Subsidiaries, 7.5% of Total Asset

- 132 - Value, other than, in the case of this clause (y), existing commercial mortgage-backed security Indebtedness securing the Hotel Properties known as the Hilton San Francisco Union Square and the Parc 55 San Francisco, or (B) in the case of an injunction or other non-monetary relief, such injunction, judgment or order could reasonably be expected to have a Material Adverse Effect. (i) ERISA. Except to the extent constituting Hilton/HGV Retained Liabilities retained, assumed or indemnified by Hilton or HGV pursuant to the Distribution Agreement or the Ancillary Agreements to the extent such retention, assumption or indemnification of such Hilton/HGV Retained Liabilities by Hilton, HGV or their respective Affiliates (other than the Parent and its Subsidiaries) shall not be subject to dispute for a period greater than 45 days following the receipt of a written notice of an Agreement Dispute pursuant to Article IX of the Distribution Agreement or otherwise determined to be unenforceable: (i) any ERISA Event shall have occurred that results or could reasonably be expected to result in liability to any member of the ERISA Group aggregating in excess of $100,000,000; or (ii) the “benefit obligation” of all Plans exceeds the “fair market value of plan assets” for such Plans by more than $100,000,000, all as determined, and with such terms defined, in accordance with FASB ASC 715. (j) [Reserved]. (k) Change of Control/Change in Management. (i) On and after the Effective Date, during any period of twelve (12) consecutive months ending on each anniversary of the Effective Date, individuals who at the beginning of any such 12-month period constituted the Board of Directors of the Parent (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors of the Parent then in office; (ii) Any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person will be deemed to have “beneficial ownership” of all securities that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 35% of the total voting power of the then outstanding voting stock of the Parent; (iii) The Parent shall cease to own and control, directly or indirectly, greater than 50% of the outstanding Equity Interests of the Company; (iv) The Parent or a Wholly Owned Subsidiary shall cease to either (x) be the sole managing member of the Company or (y) have the sole and exclusive power to exercise all management and control over the Company; (v) Any Subsidiary Borrower shall cease to be a Wholly Owned Subsidiary of the Company; or

- 133 - (vi) the occurrence of any “change of control” or similar event under any Indebtedness (other than Nonrecourse Indebtedness) of the Parent or any of its Subsidiaries with an aggregate principal amount of $100,000,000 or more which results in a default under such Indebtedness beyond the period of grace (if any) or any declaration of such Indebtedness to be due and payable prior to the scheduled maturity thereof. Notwithstanding the foregoing provisions of this Section 10.1., in the event of a Default or Event of Default arising as a result of the inclusion of any Hotel Property as an Eligible Property at any particular time of reference, if such Default or Event of Default is capable of being cured solely by the exclusion of such Hotel Property as an Eligible Property, the Company shall be permitted a period not to exceed fifteen (15) days from the earlier of (x) the date upon which a Responsible Officer of the Company obtains knowledge of such Default or Event of Default (as applicable) or (y) the date upon which the Company has received written notice of such Default or Event of Default from the Administrative Agent, to exclude such Hotel Property as an Eligible Property by delivering to the Administrative Agent each of the following: (1) written notice thereof and (2) a Compliance Certificate, prepared for each fiscal period in which such Hotel Property was included as an Eligible Property but was not in fact an Eligible Property, evidencing compliance with the financial covenants set forth in Section 9.1. for such period, excluding such Hotel Property as an Eligible Property, as applicable. Section 10.2. Remedies Upon Event of Default. Upon the occurrence of an Event of Default the following provisions shall apply: (a) Acceleration; Termination of Facilities. (i) Automatic. Upon the occurrence of an Event of Default specified in Sections 10.1.(e) or 10.1.(f), (1) (A) the principal of, and all accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations of the Borrowers, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents or the Fee Letters shall become immediately and automatically due and payable by any Borrower without presentment, demand, protest, or other notice of any kind, all of which are expressly waived by such Borrower on behalf of itself and the other Loan Parties, and (2) the Revolving Commitments, the Term Loan Commitments, the obligation of the Lenders to make Loans hereunder, and the obligation of the Issuing Banks to issue Letters of Credit hereunder, shall all immediately and automatically terminate. (ii) Optional. If any other Event of Default shall exist, the Administrative Agent may, with the consent of the Requisite Lenders, and shall, at the direction of the Requisite Lenders: (1) declare (A) the principal of, and accrued interest on, the Loans and the Notes at the time outstanding, (B) an amount equal to the Stated Amount of all Letters of Credit outstanding as of the date of the occurrence of such Event of Default for deposit into the Letter of Credit Collateral Account and (C) all of the other Obligations, including, but not limited to, the other amounts owed to the Lenders and the Administrative Agent under this Agreement, the Notes or any of the other Loan Documents or the Fee Letters to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the relevant Borrower on behalf of itself and the other Loan Parties, and (2) terminate the Revolving Commitments, the Term Loan Commitments, the

- 134 - obligation of the Lenders to make Loans hereunder and the obligation of the Issuing Banks to issue Letters of Credit hereunder. (b) Loan Documents. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise any and all of its rights under any and all of the other Loan Documents. (c) Applicable Law. The Requisite Lenders may direct the Administrative Agent to, and the Administrative Agent if so directed shall, exercise all other rights and remedies it may have under any Applicable Law. (d) Appointment of Receiver. To the extent permitted by Applicable Law, the Administrative Agent and the Lenders shall be entitled to the appointment of a receiver for the assets and properties of the Company and its Subsidiaries, without notice of any kind whatsoever and without regard to the adequacy of any security for the Obligations or the solvency of any party bound for its payment, to take possession of all or any portion of the property and/or the business operations of the Company and its Subsidiaries and to exercise such power as the court shall confer upon such receiver. (e) Remedies in Respect of Specified Derivatives Contracts and Specified Cash Management Agreements. Notwithstanding any other provision of this Agreement or other Loan Document, each Specified Derivatives Provider and Specified Cash Management Bank shall have the right, with prompt notice to the Administrative Agent, but without the approval or consent of or other action by the Administrative Agent, the Issuing Banks or the Lenders, and without limitation of other remedies available to such Specified Derivatives Provider or Specified Cash Management Bank, as applicable, under contract or Applicable Law, to undertake any of the following: (a) in the case of a Specified Derivatives Provider, to declare an event of default, termination event or other similar event under any Specified Derivatives Contract and to create an “Early Termination Date” (as defined therein) in respect thereof, (b) in the case of a Specified Derivatives Provider, to determine net termination amounts in respect of any and all Specified Derivatives Contracts in accordance with the terms thereof, and to set off amounts among such contracts, (c) in the case of a Specified Derivatives Provider, to set off or proceed against deposit account balances, securities account balances and other property and amounts held by such Specified Derivatives Provider and (d) to prosecute any legal action against the Borrower, any Loan Party or other Subsidiary to enforce or collect net amounts owing to such Specified Derivatives Provider or Specified Cash Management Bank, as applicable, pursuant to any Specified Derivatives Contract or Specified Cash Management Agreement, as applicable. Section 10.3. Marshaling; Payments Set Aside. No Lender Party shall be under any obligation to marshal any assets in favor of any Loan Party or any other party or against or in payment of any or all of the Guaranteed Obligations. To the extent that any Loan Party makes a payment or payments to a Lender Party, or a Lender Party enforces its security interest or exercises its right of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the Guaranteed Obligations, or part thereof originally intended to be satisfied, and all Liens, rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

- 135 - Section 10.4. Allocation of Proceeds. If an Event of Default exists and maturity of any of the Obligations has been accelerated or the Revolving Credit Termination Date or the Term Loan Termination Date has occurred, all payments received by the Administrative Agent (or any Lender as a result of its exercise of remedies permitted under Section 12.3.) under any of the Loan Documents in respect of any Guaranteed Obligations shall be applied in the following order and priority: (i) to payment of that portion of the Guaranteed Obligations constituting fees, indemnities, expenses and other amounts, including attorney fees, payable to the Administrative Agent in its capacity as such and the Issuing Banks in their capacity as such, ratably among the Administrative Agent and the Issuing Banks in proportion to the respective amounts described in this clause (i) payable to them; (ii) to payment of that portion of the Guaranteed Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders under the Loan Documents, including attorney fees, ratably among the Lenders in proportion to the respective amounts described in this clause (ii) payable to them; (iii) [reserved]; (iv) to payment of that portion of the Guaranteed Obligations constituting accrued and unpaid interest on the Loans and Reimbursement Obligations, ratably among the Lenders and the Issuing Banks in proportion to the respective amounts described in this clause (iv) payable to them; (v) [reserved]; (vi) to payment of that portion of the Guaranteed Obligations constituting unpaid principal of the Loans, Reimbursement Obligations, other Letter of Credit Liabilities and payment obligations then owing under Specified Derivatives Contracts and Specified Cash Management Agreements, ratably among the Lenders, the Issuing Banks, the Specified Derivatives Providers and the Specified Cash Management Banks in proportion to the respective amounts described in this clause (vi) payable to them; provided, however, to the extent that any amounts available for distribution pursuant to this clause are attributable to the issued but undrawn amount of an outstanding Letter of Credit, such amounts shall be paid to the Administrative Agent for deposit into the Letter of Credit Collateral Account; and (vii) the balance, if any, after all of the Guaranteed Obligations have been paid in full in cash, to the Company or as otherwise required by Applicable Law. Notwithstanding the foregoing, Guaranteed Obligations arising under Specified Cash Management Agreements and Specified Derivatives Contracts shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Cash Management Bank or Specified Derivatives Provider, as the case may be. Each Specified Cash Management Bank or Specified Derivatives Provider not a party to this Agreement that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article XI. for itself and its Affiliates as if a “Lender” party hereto.

- 136 - Section 10.5. Letter of Credit Collateral Account. (a) As collateral security for the prompt payment in full when due of all Letter of Credit Liabilities, each Borrower hereby pledges and grants to the Administrative Agent, for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders as provided herein, a security interest in all of its right, title and interest in and to the Letter of Credit Collateral Account and the balances from time to time in the Letter of Credit Collateral Account (including the investments and reinvestments therein provided for below). The balances from time to time in the Letter of Credit Collateral Account shall not constitute payment of any Letter of Credit Liabilities until applied by the Issuing Banks as provided herein. Anything in this Agreement to the contrary notwithstanding, funds held in the Letter of Credit Collateral Account shall be subject to withdrawal only as provided in this Section. (b) Amounts on deposit in the Letter of Credit Collateral Account shall not be invested without the consent of the Borrowers and shall only be invested in Cash Equivalents approved by Administrative Agent in its sole discretion. All such investments and reinvestments shall be held in the name of and be under the sole dominion and control of the Administrative Agent for the ratable benefit of the Administrative Agent, the Issuing Banks and the Revolving Lenders; provided, that all earnings on such investments will be credited to and retained in the Letter of Credit Collateral Account. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Letter of Credit Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Letter of Credit Collateral Account. (c) If a drawing pursuant to any Letter of Credit occurs on or prior to the expiration date of such Letter of Credit, the Borrowers and the Revolving Lenders authorize the Administrative Agent to use the monies deposited in the Letter of Credit Collateral Account to reimburse such Issuing Bank for the payment made by such Issuing Bank to the beneficiary with respect to such drawing. (d) If an Event of Default exists, the Administrative Agent may (and, if instructed by the Requisite Revolving Lenders, shall) in its (or their) discretion at any time and from time to time elect to liquidate any such investments and reinvestments and apply the proceeds thereof to the Letter of Credit Liabilities in accordance with Section 10.4. Notwithstanding the foregoing, the Administrative Agent shall not be required to liquidate and release any such amounts if such liquidation or release would result in the amount available in the Letter of Credit Collateral Account to be less than the Stated Amount of all Extended Letters of Credit that remain outstanding. (e) So long as no Default or Event of Default exists, and to the extent amounts on deposit in or credited to the Letter of Credit Collateral Account exceed the aggregate amount of the Letter of Credit Liabilities then due and owing, the Administrative Agent shall, from time to time, at the written request of the Company, deliver to the Company, against receipt but without any recourse, warranty or representation whatsoever, such amount of the credit balances in the Letter of Credit Collateral Account as exceeds the aggregate amount of Letter of Credit Liabilities at such time. Upon the expiration, termination or cancellation of an Extended Letter of Credit for which the Revolving Lenders reimbursed (or funded participations in) a drawing deemed to have occurred under the fourth sentence of Section 2.4.(b) for deposit into the Letter of Credit Collateral Account but in respect of which the Revolving Lenders have not otherwise received payment for the amount so reimbursed or funded, the Administrative Agent shall promptly remit to the Revolving Lenders the amount so reimbursed or funded for such Extended Letter of Credit that remains in the Letter of Credit Collateral Account, pro rata in accordance with the respective unpaid reimbursements or funded participations of the Revolving Lenders

- 137 - in respect of such Extended Letter of Credit, against receipt but without any recourse, warranty or representation whatsoever. When all of the Obligations shall have been indefeasibly paid in full and no Letters of Credit remain outstanding, the Administrative Agent shall deliver to the Borrowers, against receipt but without any recourse, warranty or representation whatsoever, the balances remaining in the Letter of Credit Collateral Account. (f) The Borrowers shall pay to the Administrative Agent from time to time such fees as the Administrative Agent normally charges for similar services in connection with the Administrative Agent’s administration of the Letter of Credit Collateral Account and investments and reinvestments of funds therein. Section 10.6. Rescission of Acceleration by Requisite Lenders. If at any time after acceleration of the maturity of the Loans and the other Obligations, the Borrowers shall pay all arrears of interest and all payments on account of principal of the Obligations which shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by Applicable Law, on overdue interest, at the rates specified in this Agreement) and all Events of Default and Defaults (other than nonpayment of principal of and accrued interest on the Obligations due and payable solely by virtue of acceleration) shall become remedied or waived to the satisfaction of the Requisite Lenders, then by written notice to the Company, the Requisite Lenders may elect, in the sole discretion of such Requisite Lenders, to rescind and annul the acceleration and its consequences. The provisions of the preceding sentence are intended merely to bind all of the Lenders to a decision which may be made at the election of the Requisite Lenders, and are not intended to benefit the Borrowers and do not give the Borrowers the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are satisfied. Section 10.7. Performance by Administrative Agent. If any Borrower or any other Loan Party shall fail to perform any covenant, duty or agreement contained in any of the Loan Documents, the Administrative Agent may, after notice to such Borrower, and in the case of a Borrower other than the Company, with a copy to the Company, perform or attempt to perform such covenant, duty or agreement on behalf of such Borrower or such other Loan Party after the expiration of any cure or grace periods set forth herein. In such event, such Borrower shall, at the request of the Administrative Agent, promptly pay any amount reasonably expended by the Administrative Agent in such performance or attempted performance to the Administrative Agent, together with interest thereon at the applicable Post-Default Rate from the date of such expenditure until paid. Notwithstanding the foregoing, neither the Administrative Agent nor any Lender shall have any liability or responsibility whatsoever for the performance of any obligation of the Borrowers under this Agreement or any other Loan Document. Section 10.8. Rights Cumulative. (a) Generally. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders under this Agreement and each of the other Loan Documents, of the Specified Derivatives Providers under the Specified Derivatives Contracts, and of the Specified Cash Management Banks under the Specified Cash Management Agreements, shall be cumulative and not exclusive of any rights or remedies which any of them may otherwise have under Applicable Law. In exercising their respective rights and remedies the Administrative Agent, the Issuing Banks, the Lenders, the Specified Derivatives Providers and the Specified Cash Management Banks may be selective and no failure or delay by any such Lender Party in exercising any right shall operate as a waiver of it, nor shall any single or partial

- 138 - exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. (b) Enforcement by Administrative Agent. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article X. for the benefit of all the Lenders and the Issuing Banks; provided that the foregoing shall not prohibit (i) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (ii) the Issuing Banks from exercising the rights and remedies that inure to their benefit (solely in their capacity as an Issuing Bank) hereunder or under the other Loan Documents, (iii) any Specified Derivatives Provider or Specified Cash Management Bank from exercising the rights and remedies that inure to its benefit under any Specified Derivatives Contract or Specified Cash Management Agreement, as applicable, (iv) any Lender from exercising setoff rights in accordance with Section 12.3. (subject to the terms of Section 3.3.), or (v) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (x) the Requisite Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article X. and (y) in addition to the matters set forth in clauses (ii), (iii), (iv) and (v) of the preceding proviso and subject to Section 3.3., any Lender may, with the consent of the Requisite Lenders, enforce any rights and remedies available to it and as authorized by the Requisite Lenders. ARTICLE XI. The Administrative Agent Section 11.1. Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to take such action as contractual representative on such Lender’s behalf and to exercise such powers under this Agreement and the other Loan Documents as are specifically delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Not in limitation of the foregoing, each Lender authorizes and directs the Administrative Agent to enter into the Loan Documents for the benefit of the Lenders. Each Lender hereby agrees that, except as otherwise set forth herein, any action taken by the Requisite Lenders in accordance with the provisions of this Agreement or the Loan Documents, and the exercise by the Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders. Nothing herein shall be construed to deem the Administrative Agent a trustee or fiduciary for any Lender or to impose on the Administrative Agent duties or obligations other than those expressly provided for herein. Without limiting the generality of the foregoing, the use of the terms “Agent”, “Administrative Agent”, “agent” and similar terms in the Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead, use of such terms is merely a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. The Administrative Agent shall deliver or otherwise make available to each Lender, promptly upon receipt thereof by the Administrative Agent, copies of each of the financial statements, certificates, notices and other documents delivered to the Administrative Agent pursuant to Article VIII. that the Borrowers are not otherwise required to deliver directly to the Lenders. The Administrative Agent will furnish to any Lender, upon the request of such Lender, a copy (or, where appropriate, an original) of any document, instrument, agreement, certificate or notice furnished to the Administrative Agent by any

- 139 - Borrower, any other Loan Party or any other Affiliate of the Company, pursuant to this Agreement or any other Loan Document not already delivered or otherwise made available to such Lender pursuant to the terms of this Agreement or any such other Loan Document. As to any matters not expressly provided for by the Loan Documents (including, without limitation, enforcement or collection of any of the Obligations), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders (or all of the Lenders if explicitly required under any other provision of this Agreement), and such instructions shall be binding upon all Lenders and all holders of any of the Obligations; provided, however, that, notwithstanding anything in this Agreement to the contrary, the Administrative Agent shall not be required to take any action which exposes the Administrative Agent to personal liability or which is contrary to this Agreement or any other Loan Document or Applicable Law. Not in limitation of the foregoing, the Administrative Agent may exercise any right or remedy it or the Lenders may have under any Loan Document upon the occurrence of a Default or an Event of Default unless the Requisite Lenders have directed the Administrative Agent otherwise. Without limiting the foregoing, no Lender shall have any right of action whatsoever against the Administrative Agent as a result of the Administrative Agent acting or refraining from acting under this Agreement or any of the other Loan Documents in accordance with the instructions of the Requisite Lenders, or where applicable, all the Lenders. The Lenders hereby authorize the Administrative Agent to release any Guarantor from the Guaranty (i) in the case of a Subsidiary Guarantor, upon satisfaction of the conditions to release set forth in Section 7.13. or Section 7.14.; (ii) if approved, authorized or ratified in writing by the Requisite Lenders or all of the Lenders hereunder, as required under the circumstances; or (iii) on the latest Termination Date. In connection with any such release of a Guarantor pursuant to the preceding sentence, the Administrative Agent shall (and is hereby irrevocably authorized by each Lender to) execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release (any execution and delivery of such documents being without recourse to or warranty by the Administrative Agent). Section 11.2. Administrative Agent as Lender. The Lender acting as Administrative Agent shall have the same rights and powers as a Lender, a Specified Derivatives Provider or a Specified Cash Management Bank, as the case may be, under this Agreement, any other Loan Document, any Specified Derivatives Contract or any Specified Cash Management Agreement, as the case may be, as any other Lender, Specified Derivatives Provider or any Specified Cash Management Bank and may exercise the same as though it were not the Administrative Agent; and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated, include the Lender acting as Administrative Agent in each case in its individual capacity. Such Lender and its Affiliates may each accept deposits from, maintain deposits or credit balances for, invest in, lend money to, act as trustee under indentures of, serve as financial advisor to, and generally engage in any kind of business with the Borrowers, any other Loan Party or any other Affiliate thereof as if it were any other bank and without any duty to account therefor to the Issuing Banks, the other Lenders, any Specified Derivatives Providers or any Specified Cash Management Banks. Further, the Administrative Agent and any Affiliate may accept fees and other consideration from the Loan Parties for services in connection with this Agreement, any Specified Derivatives Contract or any Specified Cash Management Agreement, or otherwise without having to account for the same to the Issuing Banks, the other Lenders, any Specified Derivatives Providers or any Specified Cash Management Banks. The Issuing Banks and the Lenders acknowledge that, pursuant to such activities, the Lender acting as Administrative Agent or its Affiliates may receive information regarding the Company, other Loan Parties, other Subsidiaries and other Affiliates (including information that may be subject to confidentiality obligations in favor of such Person) and acknowledge that the Administrative Agent shall be under no obligation to provide such information to them.

- 140 - Section 11.3. Approvals of Lenders. All communications from the Administrative Agent to any Lender requesting such Lender’s determination, consent or approval (a) shall be given in the form of a written notice to such Lender, (b) shall be accompanied by a description of the matter or issue as to which such determination, consent or approval is requested, or shall advise such Lender where information, if any, regarding such matter or issue may be inspected, or shall otherwise describe the matter or issue to be resolved and (c) shall include, if reasonably requested by such Lender and to the extent not previously provided to such Lender, written materials provided to the Administrative Agent by the Borrowers in respect of the matter or issue to be resolved. Unless a Lender shall give written notice to the Administrative Agent that it specifically objects to the requested determination, consent or approval within 10 Business Days (or such lesser or greater period as may be specifically required under the express terms of the Loan Documents) of receipt of such communication, such Lender shall be deemed to have conclusively approved such requested determination, consent or approval. Section 11.4. Notice of Events of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing with reasonable specificity such Default or Event of Default and stating that such notice is a “notice of default.” If any Lender (excluding the Lender which is also serving as the Administrative Agent) becomes aware of any Default or Event of Default, it shall promptly send to the Administrative Agent such a “notice of default”; provided, a Lender’s failure to provide such a “notice of default” to the Administrative Agent shall not result in any liability of such Lender to any other party to any of the Loan Documents. Further, if the Administrative Agent receives such a “notice of default,” the Administrative Agent shall give prompt notice thereof to the Lenders. Section 11.5. Administrative Agent’s Reliance. Notwithstanding any other provisions of this Agreement or any other Loan Documents, neither the Administrative Agent nor any of its Related Parties shall be liable for any action taken or not taken by it under or in connection with this Agreement or any other Loan Document, except for its or their own gross negligence, bad faith or willful misconduct in connection with its duties expressly set forth herein or therein as determined by a court of competent jurisdiction in a final non-appealable judgment. Without limiting the generality of the foregoing, the Administrative Agent may consult with legal counsel (including its own counsel or counsel for the Borrowers or any other Loan Party), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts. Neither the Administrative Agent nor any of its Related Parties: (a) makes any warranty or representation to any Lender, any Issuing Bank or any other Person, or shall be responsible to any Lender, any Issuing Bank or any other Person for any statement, warranty or representation made or deemed made by any Borrower, any other Loan Party or any other Person in or in connection with this Agreement or any other Loan Document; (b) shall have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or any other Loan Document or the satisfaction of any conditions precedent under this Agreement or any Loan Document on the part of any Borrower or other Persons, or to inspect the property, books or records of any Borrower or any other Person; (c) shall be responsible to any Lender or any Issuing Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document, any other instrument or document furnished pursuant thereto or any collateral covered thereby or the perfection or priority of any Lien in favor of the Administrative Agent on behalf of the Lender Parties in any such collateral; (d) shall have any liability in respect of any recitals, statements, certifications, representations or warranties contained in any of the Loan Documents or any

- 141 - other document, instrument, agreement, certificate or statement delivered in connection therewith; or (e) shall incur any liability under or in respect of this Agreement or any other Loan Document by relying or acting upon any notice, consent, certificate, Communication or other instrument or writing (which may be by telephone or electronic mail) believed by it to be genuine and signed, sent or given by the proper party or parties. The Administrative Agent may execute any of its duties under the Loan Documents by or through agents, employees or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects in the absence of gross negligence, bad faith or willful misconduct in the selection of such agent or attorney-in-fact as determined by a court of competent jurisdiction in a final non-appealable judgment. Section 11.6. Indemnification of Administrative Agent and Sustainability Structuring Agent. Each Lender agrees to indemnify the Administrative Agent and the Sustainability Structuring Agent (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so) pro rata in accordance with such Lender’s respective Pro Rata Share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits and reasonable out-of-pocket costs and expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against the Administrative Agent or the Sustainability Structuring Agent (in its capacity as Administrative Agent and/or Sustainability Structuring Agent, but not as a Lender) in any way relating to or arising out of the Loan Documents, any transaction contemplated hereby or thereby or any action taken or omitted by the Administrative Agent or the Sustainability Structuring Agent under the Loan Documents (collectively, “Indemnifiable Amounts”); provided, however, that no Lender shall be liable for any portion of such Indemnifiable Amounts to the extent resulting from the Administrative Agent’s or the Sustainability Structuring Agent’s gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final, non-appealable judgment; provided, further, that no action taken in accordance with the directions of the Requisite Lenders (or all of the Lenders, if expressly required hereunder) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section. Without limiting the generality of the foregoing, each Lender agrees to reimburse the Administrative Agent and the Sustainability Structuring Agent (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so) promptly upon demand for its Pro Rata Share (determined as of the time that the applicable reimbursement is sought) of any out-of-pocket expenses (including the reasonable fees and expenses of the counsel to the Administrative Agent and the Sustainability Structuring Agent) incurred by the Administrative Agent or the Sustainability Structuring Agent in connection with the preparation, negotiation, execution, administration, or enforcement (whether through negotiations, legal proceedings, or otherwise) of, or legal advice with respect to the rights or responsibilities of the parties under, the Loan Documents, any suit or action brought by the Administrative Agent or the Sustainability Structuring Agent to enforce the terms of the Loan Documents and/or collect any Obligations, any “lender liability” suit or claim brought against the Administrative Agent and/or the Lenders, and any claim or suit brought against the Administrative Agent, the Sustainability Structuring Agent and/or the Lenders arising under any Environmental Laws. Such out-of-pocket expenses (including counsel fees) shall be advanced by the Lenders on the request of the Administrative Agent or the Sustainability Structuring Agent notwithstanding any claim or assertion that the Administrative Agent or the Sustainability Structuring Agent is not entitled to indemnification hereunder upon receipt of an undertaking by the Administrative Agent or the Sustainability Structuring Agent that the Administrative Agent or the Sustainability Structuring Agent, as applicable, will reimburse the Lenders if it is actually and finally determined by a court of competent jurisdiction that the Administrative Agent or the Sustainability Structuring Agent, as applicable, is not so entitled to indemnification. The agreements in this Section shall survive the payment of the Loans and all other Obligations and the termination of this Agreement. If the Borrowers shall reimburse the Administrative Agent or the Sustainability Structuring Agent for any Indemnifiable Amount following payment by any Lender to the Administrative Agent in respect of such Indemnifiable Amount

- 142 - pursuant to this Section, the Administrative Agent or the Sustainability Structuring Agent, as applicable, shall share such reimbursement on a ratable basis with each Lender making any such payment. Section 11.7. Non-Reliance on Administrative Agent and Other Lenders. Each of the Lenders and the Issuing Banks expressly acknowledges that none of the Administrative Agent, the Arrangers or any of their respective Related Parties has made any representations or warranties to it and that no act taken or failure to act by the Administrative Agent, the Arrangers or any of their respective Related Parties, including any consent to, and acceptance of any assignment or review of the affairs of Parent, the Company and their Subsidiaries or Affiliates shall be deemed to constitute a representation or warranty of the Administrative Agent, the Arrangers or any of their respective Related Parties to any Lender or any Issuing Bank as to any matter, including whether the Administrative Agent, the Arrangers or any of their respective Related Parties have disclosed material information in their (or their respective Related Parties’) possession. Each Lender and each Issuing Bank expressly acknowledges, represents and warrants to the Administrative Agent and the Arrangers that (a) the Loan Documents set forth the terms of a commercial lending facility, (b) it is engaged in making, acquiring, purchasing or holding commercial loans in the ordinary course and is entering into this Agreement and the other Loan Documents to which it is a party as a Lender for the purpose of making, acquiring, purchasing and/or holding the commercial loans set forth herein as may be applicable to it, and not for the purpose of investing in the general performance or operations of any Loan Party or its Subsidiaries or Affiliates or for the purpose of making, acquiring, purchasing or holding any other type of financial instrument such as a security, (c) it is sophisticated with respect to decisions to make, acquire, purchase or hold the commercial loans applicable to it and to provide the other facilities applicable to it as set forth herein and either it or the Person exercising discretion in making its decisions to make, acquire, purchase or hold such commercial loans or to provide such other facilities is, in each case, experienced in making, acquiring, purchasing or holding commercial loans or providing such other facilities, (d) it has, independently and without reliance upon the Administrative Agent, the Arrangers, any other Lender or any of their respective Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and appraisal of, and investigations into, the business, prospects, operations, property, assets, liabilities, financial and other condition and creditworthiness of Parent, the Company and their Subsidiaries, all applicable bank or other regulatory Applicable Laws relating to the transactions contemplated by this Agreement and the other Loan Documents, (e) it has made its own independent decision to enter into this Agreement and the other Loan Documents to which it is a party and to extend credit hereunder and thereunder and (f) it has all licenses, permits and approvals necessary for use of the reference rates referred to herein that are applicable to the Loans and other extensions of credit required to be made by it hereunder and it will take all actions necessary to comply, preserve, renew and keep in full force and effect any such licenses, permits and approvals. Each Lender and each Issuing Bank also acknowledges and agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Lender or any of their respective Related Parties, (A) continue to make its own credit analysis, appraisals and decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder based on such documents and information as it shall from time to time deem appropriate and its own independent investigations and (B) continue to make such investigations and inquiries as it deems necessary to inform itself as to Parent, the Company and their Subsidiaries and (ii) it will not assert any claim under any federal or state securities law or otherwise in contravention of this Section 11.7. Each Lender and each Issuing Bank also acknowledges and agrees that none of the Administrative Agent, the Sustainability Structuring Agent, the Arrangers, the Syndication Agents and the Documentation Agents acting in such capacities have made any assurances as to (i) whether the facilities evidenced by the Loan Documents meet such Lender’s or Issuing Bank’s criteria or expectations with regard to environmental impact and sustainability performance, (ii) whether any characteristics of such facilities, including the characteristics of the relevant key performance indicators to which the Company will link a potential margin step-up or step-down, including their environmental and

- 143 - sustainability criteria, meet any industry standards for sustainability-linked credit facilities and (b) each Lender and Issuing Bank has performed its own independent investigation and analysis of such facilities and whether such facilities meet its own criteria or expectations with regard to environmental impact and/or sustainability performance. Each party acknowledges and agrees that the Administrative Agent may, but shall not be obligated to, from time to time provide payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation indicating amounts owed hereunder and under the other Loan Documents and agrees that in the event of the conflict between any such documentation and this Agreement, this Agreement shall control. In the event the Administrative Agent notifies any party hereto at any time (including after the receipt of amounts indicated to be due and payable under the Loan Documents pursuant to such payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation) that an amount owed by such party under the Loan Documents was mistakenly excluded from the amount indicated in any payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation, then such party agrees to promptly pay such excluded amount after the Administrative Agent provides such party with documentation that evidences such excluded amount is due and payable hereunder; provided that nothing in this sentence shall be deemed to impair any releases of credit support provided by any Loan Party pursuant to Section 11.1. or any termination of Commitments, in each case, that has occurred, or is contemplated to occur, upon the receipt by the Administrative Agent of the amounts indicated to be due in respect of the Obligations in the applicable payment schedules, payoff statements, payoff letters, interest statements or bills and other similar documentation. Section 11.8. Successor Administrative Agent. The Administrative Agent may resign at any time as Administrative Agent under the Loan Documents by giving written notice thereof to the Lenders and the Company. The Administrative Agent may be removed as Administrative Agent by all of the Lenders (other than the Lender then acting as Administrative Agent) and, provided no Event of Default exists, the Company, upon 30 days’ prior written notice if the Administrative Agent (i) is found by a court of competent jurisdiction in a final, non-appealable judgment to have committed gross negligence or willful misconduct in the course of performing its duties hereunder or (ii) has become or is insolvent or has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. Upon any such resignation or removal, the Requisite Lenders shall have the right to appoint a successor Administrative Agent which appointment shall, provided no Event of Default exists, be subject to the Company’s approval, which approval shall not be unreasonably withheld or delayed; provided that the Company shall be deemed to have consented to any such appointment unless it shall object thereto by written notice within ten (10) Business Days after having received notice thereof. If no successor Administrative Agent shall have been so appointed in accordance with the immediately preceding sentence, and shall have accepted such appointment, within 30 days after the current Administrative Agent’s giving of notice of resignation, then the current Administrative Agent may, on behalf of the Lenders and the Issuing Banks, appoint a successor Administrative Agent, which shall be a Lender, if any Lender shall be willing to serve, and otherwise shall be an Eligible Assignee (but in no event shall any such successor Administrative Agent be a Defaulting Lender or an Affiliate of a Defaulting Lender); provided that if the Administrative Agent shall notify the Company and the Lenders that no Lender has accepted such appointment, then such resignation shall nonetheless become effective in accordance with such notice and (1) the Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents and (2) all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made to each Lender and each Issuing Bank directly, until such time as a successor Administrative Agent has been appointed as provided for above in this Section; provided, further that such Lenders and such Issuing Banks so acting directly shall be and be deemed to be protected by all indemnities and other provisions herein for the benefit and protection of the

- 144 - Administrative Agent as if each such Lender or Issuing Bank were itself the Administrative Agent. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the current Administrative Agent, and the current Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Any resignation by an Administrative Agent shall also constitute the resignation as an Issuing Bank by the Lender then acting as Administrative Agent (the “Resigning Lender”). Upon the acceptance of a successor’s appointment as Administrative Agent hereunder (i) the Resigning Lender shall be discharged from all duties and obligations of an Issuing Bank hereunder and under the other Loan Documents and (ii) the successor applicable Issuing Bank shall issue letters of credit in substitution for all Letters of Credit issued by the Resigning Lender as an Issuing Bank outstanding at the time of such succession (which letters of credit issued in substitutions shall be deemed to be Letters of Credit issued hereunder) or make other arrangements satisfactory to the Resigning Lender to effectively assume the obligations of the Resigning Lender with respect to such Letters of Credit. After any Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article XI. shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under the Loan Documents. Notwithstanding anything contained herein to the contrary, the Administrative Agent may assign its rights and duties under the Loan Documents to any of its Affiliates by giving the Company and each Lender prior written notice. The Administrative Agent’s resignation rights in this Section 11.8. shall apply to the Sustainability Structuring Agent in its capacity as such. Section 11.9. Titled Agents. None of the Arrangers, the Sustainability Structuring Agent, the Syndication Agents or the Documentation Agents (each a “Titled Agent”), in such capacity, assumes any responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles given to the Titled Agents are solely honorific and imply no fiduciary responsibility on the part of the Titled Agents to the Administrative Agent, any Lender, any Issuing Bank, the Borrowers or any other Loan Party and the use of such titles does not impose on the Titled Agents any duties or obligations greater than those of any other Lender or entitle the Titled Agents to any rights other than those to which any other Lender is entitled. Section 11.10. Additional ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans or the Commitments; (ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable

- 145 - with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub- sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement; or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Company or any other Loan Party, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 11.11. Specified Derivatives Contracts and Specified Cash Management Agreements. No Specified Cash Management Bank or Specified Derivatives Provider that obtains the benefits of Section 10.4. by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan Document or otherwise in respect of any Loan Document other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Article to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Specified Cash Management Agreements and Specified Derivatives Contracts unless the Administrative Agent has received written notice of such Specified Cash Management Agreements and Specified Derivatives Contracts, together with such supporting documentation as the Administrative Agent may request, from the applicable Specified Cash Management Bank or Specified Derivatives Provider, as the case may be. Section 11.12. Erroneous Payments. (a) Each Lender, each Issuing Bank and any other party hereto hereby severally agrees that if (i) the Administrative Agent notifies (which such notice shall be conclusive absent manifest error) such Lender or Issuing Bank (or the Lender Affiliate of a Lender) or any other Person that has received funds from the Administrative Agent or any of its Affiliates, either for its own account or on behalf of a Lender or Issuing Bank (each such recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient were erroneously

- 146 - transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Payment Recipient) or (ii) any Payment Recipient receives any payment from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, as applicable, or (z) that such Payment Recipient otherwise becomes aware was transmitted or received in error or by mistake (in whole or in part) then, in each case, an error in payment shall be presumed to have been made (any such amounts specified in clauses (i) or (ii) of this Section 11.12.(a), whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise; individually and collectively, an “Erroneous Payment”), then, in each case, such Payment Recipient is deemed to have knowledge of such error at the time of its receipt of such Erroneous Payment; provided that nothing in this Section shall require the Administrative Agent to provide any of the notices specified in clauses (i) or (ii) above. Each Payment Recipient agrees that it shall not assert any right or claim to any Erroneous Payment, and hereby waives any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payments, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine. (b) Without limiting the immediately preceding clause (a), each Payment Recipient agrees that, in the case of clause (a)(ii) above, it shall promptly notify the Administrative Agent in writing of such occurrence. (c) In the case of either clause (a)(i) or (a)(ii) above, such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and upon demand from the Administrative Agent such Payment Recipient shall (or, shall cause any Person who received any portion of an Erroneous Payment on its behalf to), promptly, but in all events no later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent at the Overnight Rate. (d) In the event that an Erroneous Payment (or portion thereof) is not recovered by the Administrative Agent for any reason, after demand therefor by the Administrative Agent in accordance with immediately preceding clause (c), from any Lender that is a Payment Recipient or an Affiliate of a Payment Recipient (such unrecovered amount as to such Lender, an “Erroneous Payment Return Deficiency”), then at the sole discretion of the Administrative Agent and upon the Administrative Agent’s written notice to such Lender (i) such Lender shall be deemed to have made a cashless assignment of the full face amount of the portion of its Loans (but not its Commitments) with respect to which such Erroneous Payment was made to the Administrative Agent or, at the option of the Administrative Agent, the Administrative Agent’s applicable lending affiliate in an amount that is equal to the Erroneous Payment Return Deficiency (or such lesser amount as the Administrative Agent may specify) (such assignment of the Loans (but not Commitments), the “Erroneous Payment Deficiency Assignment”) plus any accrued and unpaid interest on such assigned amount, without further consent or approval of any party hereto and without any payment by the Administrative Agent or its applicable lending affiliate as the assignee of such Erroneous Payment Deficiency Assignment. Without limitation of its rights hereunder, the Administrative Agent may cancel any Erroneous Payment Deficiency Assignment at any time by written notice to the applicable assigning Lender and upon such revocation all of the Loans assigned pursuant to such Erroneous Payment Deficiency Assignment shall be reassigned to such Lender without any requirement for payment or other consideration. The parties hereto acknowledge and agree that (1) any assignment contemplated in

- 147 - this clause (d) shall be made without any requirement for any payment or other consideration paid by the applicable assignee or received by the assignor, (2) the provisions of this clause (d) shall govern in the event of any conflict with the terms and conditions of Section 12.5. and (3) the Administrative Agent may reflect such assignments in the Register without further consent or action by any other Person. (e) Each party hereto hereby agrees that (x) in the event an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent (1) shall be subrogated to all the rights of such Payment Recipient with respect to such amount and (2) is authorized to set off, net and apply any and all amounts at any time owing to such Payment Recipient under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Payment Recipient from any source, against any amount due to the Administrative Agent under this Section 11.12. or under the indemnification provisions of this Agreement, (y) the receipt of an Erroneous Payment by a Payment Recipient shall not for the purpose of this Agreement be treated as a payment, prepayment, repayment, discharge or other satisfaction of any Obligations owed by the Borrower or any other Loan Party, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from a Borrower or any other Loan Party for the purpose of making a payment on the Obligations and (z) to the extent that an Erroneous Payment was in any way or at any time credited as payment or satisfaction of any of the Obligations, the Obligations or any part thereof that were so credited, and all rights of the Payment Recipient, as the case may be, shall be reinstated and continue in full force and effect as if such payment or satisfaction had never been received. (f) Each party’s obligations under this Section 11.12. shall survive the resignation or replacement of the Administrative Agent or any transfer of right or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document. Nothing in this Section 11.12. will constitute a waiver or release of any claim of any party hereunder arising from any Payment Recipient’s receipt of an Erroneous Payment. Section 11.13. Sustainability Matters. Each party hereto hereby agrees that neither the Administrative Agent nor the Sustainability Structuring Agent shall have any responsibility for (or liability in respect of) reviewing, auditing or otherwise evaluating any calculation by the Borrower of any Sustainability Rate Adjustment (or any of the data or computations that are part of or related to any such calculation) set forth in any related certificate (and the Administrative Agent may rely conclusively on any such certificate, without further inquiry). ARTICLE XII. Miscellaneous Section 12.1. Notices. (a) Unless otherwise provided herein (including, without limitation, as provided in Section 8.5.), communications provided for hereunder shall be in writing and shall be mailed, e-mailed, or delivered as follows: If to the Borrower: Park Intermediate Holdings LLC

- 148 - c/o Park Hotels & Resorts Inc. 1775 Tysons Blvd., 7th Floor McLean, VA 22102 Attn: General Counsel’s Office Telephone: (571) 302-5757 E-mail: generalcounsel@pkhotelsandresorts.com and nvu@pkhotelsandresorts.com If to the Parent: Park Hotels & Resorts Inc. 1775 Tysons Blvd., 7th Floor McLean, VA 22102 Attn: General Counsel’s Office Telephone: (571) 302-5757 E-mail: generalcounsel@pkhotelsandresorts.com and nvu@pkhotelsandresorts.com If to the Administrative Agent: Wells Fargo Bank, National Association 550 South Tryon Street, 20th Floor Charlotte, NC 28202 Attn: Dan Dyer Telephone: (704) 715-8147 E-mail: Daniel.S.Dyer@wellsfargo.com with a copy to: Wells Fargo Bank, N.A. 550 S. Tryon Street, 22nd Floor MAC: D1086-220 Charlotte, NC 28202 Attn: Transaction Management Director If to the Administrative Agent under Article II: Wells Fargo Bank, N.A. 600 South 4th Street, 10th Floor Minneapolis, MN 55415 Attn: Alexander Boser Telephone: (612) 478-6012 E-mail: alexander.d.boser@wellsfargo.com If to the Issuing Banks: Wells Fargo Bank, N.A. International Standby Letter of Credit Processing MAC D1109-012 1525 W W.T. Harris Blvd., CIC-3C2 Charlotte, NC 28262

- 149 - SWIFT BIC: WFBIUS6S Letter of Credit Number [Appropriate number to be filled in (as applicable)] Phone: 1(800)798-2815 Option 1 Email: standbylc@wellsfargo.com Bank of America, N.A. One Fleet Way, 2nd Floor Mail Code PA6-580-02-30 Scranton, PA 18507 Attention: Global Trade Operations Phone: 1.800.370.7519 and choose Trade product opt. #1 Fax: 1. 800.755.8743 Email: scranton_standby_lc@bankofamerica.com With a copy to: Bank of America, N.A. 901 Main Street Mail Code: TX1-492-64-01 Dallas, TX 75202-3714 Attention: Karenda Milburn Phone: (214) 209-0583 Email: karenda.milburn@bofa.com JPMorgan Chase Bank, N.A. Standby Letter of Credit Department 10420 Highland Manor Drive, Floor 4 Tampa, FL 33610 Attention: Letter of Credit Department Fax: (856) 294-5267 With a copy to: JPMorgan Chase Bank, N.A. 500 Stanton Christiana Rd. NCC5 / 1st Floor Newark, DE 19713 Attention: Loan & Agency Services Group Telephone: +91-80-6790-5186 Fax: 201-244-3885 and 12012443885@docs.ldsprod.com Email: na_cpg@jpmorgan.com with a copy to: Wells Fargo Bank, N.A. 550 S. Tryon Street, 22nd Floor MAC: D1086-220 Charlotte, NC 28202 Attn: Transaction Management Director If to any other Lender:

- 150 - To such Lender’s address or email address as set forth in the applicable Administrative Questionnaire or, as to each party at such other address as shall be designated by such party in a written notice to the other parties delivered in compliance with this Section; provided, that a Lender and an Issuing Bank shall only be required to give notice of any such other address to the Administrative Agent and the Company. All such notices and other communications shall be effective (i) if mailed, upon the first to occur of receipt or the expiration of 3 days after the deposit in the United States Postal Service mail, postage prepaid and addressed to the address of the Company or the Administrative Agent, the Issuing Banks and Lenders at the addresses specified; (ii) if emailed, when transmitted; (iii) if hand delivered or sent by overnight courier, when delivered; or (iv) if delivered in accordance with Section 8.5. to the extent applicable; provided, however, that, in the case of the immediately preceding clauses (i), (ii) and (iii), non-receipt of any communication as of the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. Notwithstanding the immediately preceding sentence, all notices or communications to the Administrative Agent, any Issuing Bank or any Lender under Article II. shall be effective only when actually received. None of the Administrative Agent, any Issuing Bank or any Lender shall incur any liability to any Loan Party (nor shall the Administrative Agent incur any liability to any Issuing Bank or the Lenders) for acting upon any telephonic notice referred to in this Agreement which the Administrative Agent, such Issuing Bank or such Lender, as the case may be, believes in good faith to have been given by a Person authorized to deliver such notice or for otherwise acting in good faith hereunder. Failure of a Person designated to receive a copy of a notice to receive such copy shall not affect the validity of notice properly given to another Person. (b) Each Loan Party party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.1.(a). Each Subsidiary Borrower irrevocably designates and appoints the Company, as its authorized agent, to accept and acknowledge on its behalf, service of any and all process which may be served in any suit, action or proceeding of the nature referred to in Section 12.4.(b) in any federal or New York State court sitting in New York City. The Company hereby represents, warrants and confirms that the Company has agreed to accept such appointment (and any similar appointment by a Subsidiary Guarantor which is a Foreign Subsidiary). Said designation and appointment shall be irrevocable by each such Subsidiary Borrower until all Loans, all Reimbursement Obligations, interest thereon and all other amounts payable by such Subsidiary Borrower hereunder and under the other Loan Documents shall have been paid in full in accordance with the provisions hereof and thereof and such Subsidiary Borrower shall have been terminated as a Borrower hereunder pursuant to Section 2.19. Each Subsidiary Borrower hereby consents to process being served in any suit, action or proceeding of the nature referred to in Section 12.4.(b) in any federal or New York State court sitting in New York City by service of process upon the Company as provided in this Section 12.1.(b); provided that, to the extent lawful and possible, notice of said service upon such agent shall be mailed by registered or certified air mail, postage prepaid, return receipt requested, to the Company and (if applicable to) such Subsidiary Borrower at its address set forth in the Borrowing Subsidiary Agreement to which it is a party or to any other address of which such Subsidiary Borrower shall have given written notice to the Administrative Agent (with a copy thereof to the Company). Each Subsidiary Borrower irrevocably waives, to the fullest extent permitted by law, all claim of error by reason of any such service in such manner and agrees that such service shall be deemed in every respect effective service of process upon such Subsidiary Borrower in any such suit, action or proceeding and shall, to the fullest extent permitted by law, be taken and held to be valid and personal service upon and personal delivery to such Subsidiary Borrower. To the extent any Subsidiary Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution of a judgment, execution or otherwise), each Subsidiary Borrower hereby irrevocably waives such immunity in respect of its obligations under the Loan

- 151 - Documents. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Section 12.2. Expenses. The Company agrees (a) to pay or reimburse the Administrative Agent, the Sustainability Structuring Agent and the Arrangers for all of its and their reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, any of the Loan Documents (including, without limitation, in respect of any notice given by the Company under Section 2.17.(a), whether or not the requested increase is actually effected), and the consummation of the transactions contemplated thereby, including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel to the Administrative Agent and all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the use of IntraLinks, SyndTrak or other similar information transmission systems in connection with the Loan Documents and of the Administrative Agent in connection with the review of Properties for inclusion in the calculation of Unencumbered Asset Value, including the reasonable and documented out-of-pocket fees, disbursements and other charges of counsel to the Administrative Agent relating to all such activities, (b) without duplication of the provisions of Section 3.5.(c), to pay to each Issuing Bank all reasonable and documented out-of-pocket costs and expenses incurred by such Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder, (c) to pay or reimburse the Administrative Agent, the Issuing Banks and the Lenders for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under the Loan Documents and the Fee Letters, including the reasonable and documented out-of-pocket fees, disbursements and other charges of their respective counsel and (d) to the extent not already covered by any of the preceding subsections, to pay or reimburse the fees and disbursements of counsel to the Administrative Agent, any Arranger, any Issuing Bank and any Lender incurred in connection with the representation of the Administrative Agent, such Issuing Bank or such Lender in any matter relating to or arising out of any bankruptcy or other proceeding of the type described in Sections 10.1.(e) or 10.1.(f), including, without limitation, (i) any motion for relief from any stay or similar order, (ii) the negotiation, preparation, execution and delivery of any document relating to the Obligations and (iii) the negotiation and preparation of any debtor in possession financing or any plan of reorganization of any Borrower or any other Loan Party, whether proposed by such Borrower, such Loan Party, the Lenders or any other Person, and whether such fees and expenses are incurred prior to, during or after the commencement of such proceeding or the confirmation or conclusion of any such proceeding. Notwithstanding the foregoing, the obligation to reimburse the Administrative Agent, the Arrangers, the Sustainability Structuring Agent, the Lenders and the Issuing Banks for fees and expenses of counsel in connection with the matters described in clauses (a), (c) and (d) above shall be limited to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to the Administrative Agent, the Arrangers, the Issuing Banks and the Lenders and, if reasonably necessary, a single local counsel for the Administrative Agent, the Issuing Banks and the Lenders in each relevant jurisdiction and with respect to each relevant specialty, and in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to the affected Lender Party similarly situated. All reimbursement obligations pursuant to this Section 12.2. shall be due and payable not later than fifteen (15) Business Days following receipt of a reasonably detailed invoice therefor. The Company shall pay any and all stamp, excise, intangible, registration and similar taxes or governmental charges and shall indemnify the Administrative Agent and each Lender against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes or charges, which may be payable or determined to be payable in connection with the execution, delivery, recording, performance or enforcement of this Agreement, the Notes and any of the other Loan Documents, the amendment, supplement, modification or waiver of or consent under this Agreement, the Notes or any

- 152 - of the other Loan Documents or the perfection of any rights or Liens under this Agreement, the Notes or any of the other Loan Documents. Section 12.3. Setoff. Subject to Section 3.3. and in addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, the Administrative Agent, each Lender, each Issuing Bank and each Participant is hereby authorized by the Company, at any time or from time to time while an Event of Default exists, without prior notice to the Parent, any Borrower, any other Loan Party or any other Person, any such notice being hereby expressly waived, but in the case of a Lender, an Issuing Bank or a Participant subject to receipt of the prior written consent of the Administrative Agent and the Requisite Lenders exercised in their sole discretion, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by the Administrative Agent, such Issuing Bank, such Lender, such Participant or any Affiliate of the Administrative Agent, such Issuing Bank or such Lender, to or for the credit or the account of any Borrower or any Subsidiary Guarantor against and on account of any of the Obligations, irrespective of whether or not any or all of the Loans and all other Obligations have been declared to be, or have otherwise become, due and payable as permitted by Section 10.2., and although such Obligations shall be contingent or unmatured. Notwithstanding anything to the contrary in this Section, if any Defaulting Lender shall exercise any such right of setoff, (x) all amounts so set off shall be paid over immediately to the Administrative Agent for further application in accordance with the provisions of Section 3.9. and, pending such payment, shall be segregated by such Defaulting Lender from its other funds and deemed held in trust for the benefit of the Administrative Agent, the Issuing Banks and the Lenders and (y) the Defaulting Lender shall provide promptly to the Administrative Agent a statement describing in reasonable detail the Obligations owing to such Defaulting Lender as to which it exercised such right of setoff. Promptly following any such set-off, the Administrative Agent shall use commercially reasonable efforts to notify the Company thereof and of the application of such set-off, provided that the failure to give such notice shall not invalidate such set-off or the application thereof Section 12.4. Litigation; Jurisdiction; Other Matters; Waivers. (a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN OR AMONG THE PARENT, ANY BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDERS, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK, THE PARENT AND EACH BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTERS OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE PARENT, ANY BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT, THE NOTES, OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTERS. (b) EACH OF THE PARENT, EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH ISSUING BANK AND EACH LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK SITTING IN NEW YORK

- 153 - BOROUGH OF MANHATTAN OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT, ANY STATE COURT LOCATED IN NEW YORK, NEW YORK, BOROUGH OF MANHATTAN SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PARENT, ANY BORROWER, THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOANS AND LETTERS OF CREDIT, THE NOTES OR ANY OTHER LOAN DOCUMENT OR THE FEE LETTERS OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE PARENT, EACH BORROWER, EACH ISSUING BANK AND EACH OF THE LENDERS EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. EACH OF THE PARENT AND EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT ITS ADDRESS FOR NOTICES PROVIDED FOR HEREIN. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OR THE ENFORCEMENT BY THE ADMINISTRATIVE AGENT, ANY ISSUING BANK OR ANY LENDER OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION. (c) THE PROVISIONS OF THIS SECTION HAVE BEEN CONSIDERED BY EACH PARTY WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS, THE TERMINATION OR EXPIRATION OF ALL LETTERS OF CREDIT AND THE TERMINATION OF THIS AGREEMENT. Section 12.5. Successors and Assigns. (a) Successors and Assigns Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that none of the Parent, the Company, any Borrower or any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and each Lender, and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an Eligible Assignee in accordance with the provisions of the immediately following subsection (b), (ii) by way of participation in accordance with the provisions of the immediately following subsection (d) or (iii) by way of pledge or assignment of a security interest subject to the restrictions of the immediately following subsection (e) (and, subject to the last sentence of the immediately following subsection (b), any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in the immediately following subsection (d) and, to the extent expressly contemplated hereby, the Related Parties of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

- 154 - (b) Assignments by Lenders. Any Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions: (i) Minimum Amounts. (A) in the case of an assignment of the entire remaining amount of an assigning Lender’s Commitments and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds (determined after giving effect to such assignments) that equal at least the amount specified in the immediately following clause (B) in the aggregate, or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and (B) in any case not described in the immediately preceding subsection (A), the aggregate amount of the Revolving Commitment (which for this purpose includes Revolving Loans outstanding thereunder) or, if the applicable Revolving Commitment is not then in effect, the principal outstanding balance of the Revolving Loans of the assigning Lender subject to each such assignment, and the aggregate amount of the Term Loan Commitment or the principal outstanding balance of the Term Loans of the assigning Lender subject to each such assignment (in each case, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date) shall not be less than $10,000,000 in the case of any assignment of a Revolving Commitment and $10,000,000 in the case of any assignment in respect of a Term Loan Commitment or Term Loans, unless each of the Administrative Agent and, so long as no Event of Default pursuant to Section 10.1(a), 10.1(e) or 10.1(f) shall exist, the Company otherwise consents (each such consent not to be unreasonably withheld or delayed); provided, however, that if, after giving effect to such assignment, the amount of the Commitments held by such assigning Lender or the outstanding principal balance of the Loans of such assigning Lender, as applicable, would be less than $10,000,000 in the case of a Revolving Commitment or Revolving Loans or $10,000,000 in the case of a Term Loan Commitment or Term Loans, then such assigning Lender shall assign the entire amount of its Revolving Commitment, its Term Loan Commitment and the Loans at the time owing to it. (ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Loan or the Commitment assigned, except that this clause (ii) shall not (a) prohibit any Lender from assigning all or any portion of its rights and obligations among separate Facilities on a non-ratable basis or (b) apply to rights in respect of a Bid Rate Loan. (iii) Required Consents. No consent shall be required for any assignment except to the extent required by clause (i)(B) of this subsection (b) and, in addition: (A) the consent of the Company (on behalf of itself and the other Borrowers) (such consent not to be unreasonably withheld or delayed) shall be required unless (x) an Event of Default pursuant to Section 10.1(a), 10.1(e) or 10.1(f) shall exist at the time of such assignment or (y) such assignment is to a Lender, an Affiliate of a Lender or an Approved Fund; provided that each Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;

- 155 - (B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (x) a Revolving Commitment, unused Term Loan Commitment or Incremental Facility if such assignment is to a Person that is not already a Lender with a Revolving Commitment, unused Term Loan Commitment or under such Incremental Facility, an Affiliate of such a Lender or an Approved Fund with respect to such a Lender or (y) a Term Loan to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund; and (C) the consent of the Issuing Banks (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of a Revolving Commitment. (iv) Assignment and Assumption; Notes. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $4,500 for each assignment (which fee the Administrative Agent may, in its sole discretion, elect to waive), and the assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire. If requested by the transferor Lender or the assignee, upon the consummation of any assignment, the transferor Lender, the Administrative Agent, the Company and the relevant Borrower shall make appropriate arrangements so that (i) to the extent requested by the assignees or transferor Lender, new Notes are issued to the assignee and such transferor Lender, as appropriate and (ii) any Notes held by the transferor Lender are promptly returned to the relevant Borrower for cancellation (and, to the extent not so returned, such Borrower shall be entitled to receive a customary indemnity agreement of the type described in Section 2.12.(c)(ii)(A) from such transferor Lender). (v) No Assignment to Certain Persons. No such assignment shall be made to (A) the Company or any of the Company’s Affiliates or Subsidiaries or (B) to any Defaulting Lender or any of its Subsidiaries, or to any Person who, upon becoming a Lender hereunder, would constitute a Defaulting Lender or a Subsidiary thereof. (vi) No Assignment to Natural Persons. No such assignment shall be made to a natural Person (or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person). (vii) Certain Additional Payments. In connection with any assignment of rights and obligations of any Defaulting Lender hereunder, no such assignment shall be effective unless and until, in addition to the other conditions thereto set forth herein, the parties to the assignment shall make such additional payments to the Administrative Agent in an aggregate amount sufficient, upon distribution thereof as appropriate (which may be outright payment, purchases by the assignee of participations or subparticipations, or other compensating actions, including funding, with the consent of the Company, the relevant Borrower and the Administrative Agent, the applicable pro rata share of Loans previously requested but not funded by the Defaulting Lender, to each of which the applicable assignee and assignor hereby irrevocably consent), to (x) pay and satisfy in full all payment liabilities then owed by such Defaulting Lender to the Administrative Agent, each Issuing Bank and each other Lender hereunder (and interest accrued thereon), and (y) acquire (and fund as appropriate) its full pro rata share of all Loans and participations in Letters of Credit in accordance with its Revolving Commitment Percentage. Notwithstanding the foregoing, in the event that any assignment of rights and obligations of any Defaulting Lender hereunder shall become effective under Applicable Law without compliance with the provisions of this paragraph, then the assignee of such interest shall be deemed to be a Defaulting Lender for all purposes of this Agreement until such compliance occurs.

- 156 - Subject to acceptance and recording thereof by the Administrative Agent pursuant to the immediately following subsection (c), from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 4.4., 12.2. and 12.9. and the other provisions of this Agreement and the other Loan Documents as provided in Section 12.11. with respect to facts and circumstances occurring prior to the effective date of such assignment; provided, that except to the extent otherwise expressly agreed by the affected parties, no assignment by a Defaulting Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with the immediately following subsection (d). (c) Register. The Administrative Agent, acting solely for this purpose as a non-fiduciary agent of the Borrowers, shall maintain at the Principal Office a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrowers, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, at any reasonable time and from time to time upon reasonable prior notice. (d) Participations. Any Lender may at any time, without the consent of, or notice to, any Borrower, the Administrative Agent or any Issuing Bank, sell participations to any Person (other than a natural Person, or a holding company, investment vehicle or trust for, or owned and operated for the primary benefit of, a natural Person, or the Company or any of the Company’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitments and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to (w) increase such Lender’s Revolving Commitment or Term Loan Commitments, (x) extend the date fixed for the payment of principal on the Loans or portions thereof owing to such Lender, (y) reduce the rate at which interest is payable thereon (other than a waiver of default interest and changes in calculation of the Leverage Ratio that may indirectly affect pricing) or (z) release any Guarantor from its Obligations under the Guaranty except as contemplated by Sections 7.13. and 7.14., in each case, as applicable to that portion of such Lender’s rights and/or obligations that are subject to the participation. Each Borrower agrees that each Participant shall be entitled to the benefits of Sections 3.10., 4.1. and 4.4. (subject to the requirements and limitations therein, including the requirements under Section 3.10.(g) (it being understood that the documentation required under Section 3.10.(g) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to subsection (b) of this

- 157 - Section; provided that such Participant (A) agrees to be subject to the provisions of Section 3.9.(h) or 4.6. as if it were an assignee under subsection (b) of this Section; and (B) shall not be entitled to receive any greater payment under Sections 3.10. or 4.1., with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Regulatory Change that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the relevant Borrower’s request and expense, to use reasonable efforts to cooperate with such Borrower to effectuate the provisions of Section 3.9.(h) or 4.6. with respect to any Participant. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.3. as though it were a Lender; provided that such Participant agrees to be subject to Section 3.3. as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrowers, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. (e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. (f) No Registration. Each Lender agrees that, without the prior written consent of the Borrower and the Administrative Agent, it will not make any assignment hereunder in any manner or under any circumstances that would require registration or qualification of, or filings in respect of, any Loan or Note under the Securities Act or any other securities laws of the United States of America or of any other jurisdiction. (g) Designated Lenders. Any Lender (each, a “Designating Lender”) may at any time after the Investment Grade Pricing Effective Date, designate one Designated Lender to fund Bid Rate Loans on behalf of such Designating Lender subject to the terms of this subsection, and the provisions in the immediately preceding subsections (b) and (d) shall not apply to such designation. No Lender may designate more than one Designated Lender. The parties to each such designation shall execute and deliver to the Administrative Agent for its acceptance a Designation Agreement. Upon such receipt of an appropriately completed Designation Agreement executed by a Designating Lender and a designee representing that it is a Designated Lender, the Administrative Agent will accept such Designation Agreement and give prompt notice thereof to the Company, whereupon (i) the Company shall execute and deliver to the Designating Lender, to the extent requested by such Designated Lender, a Bid Rate Note payable to the order of the Designated Lender, (ii) from and after the effective date specified in the Designation Agreement, the Designated Lender shall become a party to this Agreement with a right to make Bid Rate Loans on behalf of its Designating Lender pursuant to Section 2.3. after the Company has accepted a Bid Rate Loan (or portion thereof) of the Designating Lender, and (iii) the Designated Lender shall not be required to make payments with respect to any obligations in this Agreement except to the

- 158 - extent of excess cash flow of such Designated Lender which is not otherwise required to repay obligations of such Designated Lender which are then due and payable; provided, however, that regardless of such designation and assumption by the Designated Lender, the Designating Lender shall be and remain obligated to the Company, the Administrative Agent and the Lenders for each and every of the obligations of the Designating Lender and its related Designated Lender with respect to this Agreement, including, without limitation, any indemnification obligations under Section 11.6. and any sums otherwise payable to the Company by the Designated Lender. Each Designating Lender shall serve as the agent of the Designated Lender and shall on behalf of, and to the exclusion of, the Designated Lender: (i) receive any and all payments made for the benefit of the Designated Lender and (ii) give and receive all communications and notices and take all actions hereunder, including, without limitation, votes, approvals, waivers, consents and amendments under or relating to this Agreement and the other Loan Documents. Any such notice, communication, vote, approval, waiver, consent or amendment shall be signed by the Designating Lender as agent for the Designated Lender and shall not be signed by the Designated Lender on its own behalf and shall be binding on the Designated Lender to the same extent as if signed by the Designated Lender on its own behalf. The Company, the Administrative Agent and the Lenders may rely thereon without any requirement that the Designated Lender sign or acknowledge the same. No Designated Lender may assign or transfer all or any portion of its interest hereunder or under any other Loan Document, other than assignments to the Designating Lender which originally designated such Designated Lender. The Company, the Lenders and the Administrative Agent each hereby agrees that it will not institute against any Designated Lender or join any other Person in instituting against any Designated Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any federal or state bankruptcy or similar law, until the later to occur of (x) one year and one day after the payment in full of the latest maturing commercial paper note issued by such Designated Lender and (y) the Revolving Credit Termination Date. In connection with any such designation, the Designating Lender shall pay to the Administrative Agent an administrative fee for processing such designation in the amount of $4,500. (h) USA Patriot Act Notice; Compliance. In order for the Administrative Agent to comply with “know your customer” and anti-money laundering rules and regulations, including without limitation, the Patriot Act, prior to any Lender that is organized under the laws of a jurisdiction outside of the United States of America becoming a party hereto, the Administrative Agent may request, and such Lender shall provide to the Administrative Agent, its name, address, tax identification number and/or such other identification information as shall be necessary for the Administrative Agent to comply with federal law. Section 12.6. Amendments and Waivers. (a) Generally. Except as otherwise expressly provided in this Agreement, (i) any consent or approval required or permitted by this Agreement or any other Loan Document to be given by the Lenders may be given, (ii) any term of this Agreement or of any other Loan Document may be amended, (iii) the performance or observance by any Borrower, any other Loan Party or any other Subsidiary of any terms of this Agreement or such other Loan Document may be waived, and (iv) the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite Lenders (or the Administrative Agent at the written direction of the Requisite Lenders), and, in the case of an amendment to any Loan Document, the written consent of each Loan Party which is party thereto. Subject to the immediately following subsection (b), (x) any term of this Agreement or of any other Loan Document relating to the rights or obligations of the Revolving Lenders, and not any other Lenders, may be amended, and the performance or observance by any Borrower or any other Loan Party or any Subsidiary of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, and only with, the written consent of the Requisite Revolving Lenders (and, in the case of an amendment

- 159 - to any Loan Document, the written consent of each Loan Party a party thereto), (y) any term of this Agreement or of any other Loan Document relating to the rights or obligations of the May 2024 Term Loan Lenders, and not any other Lenders, may be amended, and the performance or observance by any Borrower or any other Loan Party of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite May 2024 Term Loan Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto), and (z) any term of this Agreement or of any other Loan Document relating to the rights or obligations of the September 2025 Term Loan Lenders, and not any other Lenders, may be amended, and the performance or observance by any Borrower or any other Loan Party of any such terms may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Requisite September 2025 Term Loan Lenders (and, in the case of an amendment to any Loan Document, the written consent of each Loan Party a party thereto). Notwithstanding anything to the contrary contained in this Section, a Fee Letter may only be amended, and the performance or observance by any Loan Party thereunder may only be waived, in a writing executed by the parties thereto. (b) Additional Lender Consents. In addition to the foregoing requirements, no amendment, waiver or consent shall: (i) increase, extend (except in accordance with Section 2.14.) or reinstate the Commitment of a Lender or subject a Lender to any additional obligations without the written consent of such Lender (it being understood and agreed that a waiver of any condition precedent set forth in Section 5.1., or 5.2. or of any Default or Event of Default and the forbearance with respect to such Default or Event of Default, if issued in accordance with Section 12.6.(a) above, is not considered an increase in, or extension or reinstatement of, the Commitment of any Lender); (ii) reduce the principal of, or interest that has accrued or the rates of interest that will be charged on the outstanding principal amount of, any Loans or other Obligations (other than a waiver of default interest and changes in calculation of the Leverage Ratio that may indirectly affect pricing) without the written consent of each Lender directly and adversely affected thereby; provided, however, that only the written consent of the Requisite Lenders shall be required for the waiver of interest payable at the Post-Default Rate, retraction of the imposition of interest at the Post-Default Rate and amendment of the definition of “Post-Default Rate”; (iii) reduce the amount of any Fees payable to a Lender without the written consent of such Lender; provided, however, that only the consent of the Requisite Lenders shall be necessary to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce any Fee payable based on such financial covenant; (iv) modify the definitions of “Termination Date”, “Revolving Credit Termination Date”, “September 2025 Term Loan Termination Date” or “May 2024 Term Loan Termination Date”, otherwise postpone any date fixed for, or forgive, any scheduled payment of principal of, or interest on, any Loans or for the payment of Fees payable to the Lenders or any other Obligations owing to the Lenders, or extend the expiration date of any Letter of Credit beyond the Revolving Credit Termination Date, in each case, without the written consent of each Lender directly and adversely affected thereby, except, in each case, in accordance with Section 2.14. or, in the case of a Letter of Credit that becomes an Extended Letter of Credit, in accordance with Section 2.4.(b); (v) modify the definitions of “Revolving Commitment Percentage” or “Pro Rata Share” or amend or otherwise modify the provisions of Section 3.2., Section 3.9.(b) or Section 10.4., or any other provision of this Agreement, or add any provision of this Agreement, in

- 160 - a manner that would alter, or would have the effect of altering, the pro rata sharing of payments required thereby, without the written consent of each Lender directly and adversely affected thereby; (vi) amend subsection (a) or this subsection (b) of this Section 12.6. or amend the definitions of the terms used in this Agreement or the other Loan Documents insofar as such definitions directly affect the substance of this Section without the written consent of each Lender directly and adversely affected thereby; (vii) modify the definition of the term “Requisite Lenders” or except as otherwise provided in the immediately following clauses (viii), (ix) and (x), modify in any other manner the number or percentage of the Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof without the written consent of each Lender; (viii) modify the definition of the term “Requisite Revolving Lenders” or modify in any other manner the number or percentage of the Revolving Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof solely with respect to the Revolving Lenders without the written consent of each Revolving Lender; (ix) modify the definition of the term “Requisite May 2024 Term Loan Lenders” or modify in any other manner the number or percentage of the May 2024 Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof solely with respect to the May 2024 Term Loans without the written consent of each May 2024 Term Loan Lender; (x) modify the definition of the term “Requisite September 2025 Term Loan Lenders” or modify in any other manner the number or percentage of the September 2025 Term Loan Lenders required to make any determinations or waive any rights hereunder or to modify any provision hereof solely with respect to the September 2025 Term Loans without the written consent of each September 2025 Term Loan Lender; (xi) release (A) the Parent, (B) any Borrower or (C) all or substantially all of the Subsidiary Guarantors from obligations under the Guaranty or Article XIII (except as contemplated by Sections 7.13. and 7.14.), in each case without the written consent of each Lender; (xii) waive a Default or Event of Default under Section 10.1.(a) without the written consent of each Lender directly and adversely affected thereby; or (xiii) amend, or waive the Borrower’s compliance with, Section 2.16. without the written consent of each Lender directly and adversely affected thereby. (c) Amendment of Administrative Agent’s Duties, Etc. No amendment, waiver or consent unless in writing and signed by the Administrative Agent, in addition to the Lenders required hereinabove to take such action, shall affect the rights or duties of the Administrative Agent under this Agreement or any of the other Loan Documents. Any amendment, waiver or consent relating to Section 2.4. or the obligations of the Issuing Banks under this Agreement or any other Loan Document shall, in addition to the Lenders required hereinabove to take such action, require the written consent of the Issuing Banks. Notwithstanding anything to the contrary herein, no Defaulting Lender shall have any right to approve or disapprove any amendment, waiver or consent hereunder (and any amendment, waiver or consent which by its terms requires the consent of all Lenders or each affected Lender may be effected with the consent

- 161 - of the applicable Lenders other than Defaulting Lenders), except that (x) the Commitments of any Defaulting Lender may not be increased, reinstated or extended without the written consent of such Defaulting Lender and (y) any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender that by its terms affects any Defaulting Lender more adversely than other affected Lenders in any material respect shall require the written consent of such Defaulting Lender. No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon and any amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose set forth therein. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. Any Event of Default occurring hereunder shall continue to exist until such time as such Event of Default is waived in writing in accordance with the terms of this Section, notwithstanding any attempted cure or other action by any Borrower, any other Loan Party or any other Person subsequent to the occurrence of such Event of Default. Except as otherwise explicitly provided for herein or in any other Loan Document, no notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances. (d) Technical Amendments. Notwithstanding anything to the contrary in this Section 12.6., if the Administrative Agent and the Company have jointly identified an ambiguity, omission, mistake or defect in any provision of this Agreement or an inconsistency between provisions of this Agreement, the Administrative Agent and the Company shall be permitted to amend and/or supplement such provision or provisions to cure such ambiguity, omission, mistake, defect or inconsistency (and the Administrative Agent shall promptly provide a copy of any such amendment and/or supplement to the Lenders). Any such amendment or supplement shall become effective without any further action or consent of any of other party to this Agreement. (e) Amendments for Incremental Facilities and Permitted Amendments. Notwithstanding the foregoing, this Agreement may be amended (or amended and restated) with only the written consent of the Administrative Agent and the Borrowers (a) to provide for the making of any Incremental Facility as contemplated by Section 2.17. and to permit the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders in respect of such Incremental Facilities in any determination of the Requisite Lenders. (f) Amendment of Sustainability Structuring Agent’s Duties, etc.. Notwithstanding the foregoing, no amendment, waiver or consent shall affect the rights or duties of the Sustainability Structuring Agent under this Agreement or any of the other Loan Documents unless such amendment, waiver or consent is in writing and signed by the Sustainability Structuring Agent, in addition to the Administrative Agent and the Lenders required pursuant to this Section 12.6. to take such action. Section 12.7. Nonliability of Administrative Agent and Lenders. The relationship between the Borrowers, on the one hand, and the Lenders and the Administrative Agent, on the other hand, shall be solely that of borrower and lender. The Administrative Agent, each Lender and their Affiliates may have economic interests that conflict with those of the Loan Parties, their stockholders and partners and/or their Affiliates. No Lender Party shall have any fiduciary responsibilities to any Borrower or any other Loan Party and no provision in this Agreement or in any of the other Loan Documents, and no course of dealing between or among any of the parties hereto, shall be deemed to create any fiduciary duty owing by the Administrative Agent or any Lender Party to any Lender, any Borrower, any Subsidiary or any other Loan Party. No Lender Party undertakes any responsibility to any Borrower to review or inform such Borrower of any matter in connection with any phase of such Borrower’s business or operations.

- 162 - Section 12.8. Confidentiality. Except as otherwise provided by Applicable Law, each of the Administrative Agent, each Issuing Bank and each Lender agrees that it shall not disclose and shall treat confidentially all Information (as defined below) furnished by the Borrowers or the Parent or on their behalf but in any event may make disclosure: (a) to any of their respective Affiliates and their other Related Parties solely in connection with the transactions contemplated hereby who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential in accordance with the terms of this Section (and each of the Administrative Agent, each Issuing Bank and each Lender shall be responsible for its respective Affiliates’ and Related Parties’ compliance with this Section); (b) as reasonably requested by any bona fide Eligible Assignee, Participant or other permitted transferee or any of their Affiliates in connection with the contemplated transfer of any Revolving Commitment, Term Loan Commitment, Loan or participations therein as permitted hereunder (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (c) to any actual or prospective counterparty (or its advisors) to any swap or derivatives transaction relating to any Borrower or any of their Affiliates and its obligations (provided they shall agree to keep such information confidential in accordance with the terms of this Section); (d) as required or requested by any Governmental Authority or representative thereof, pursuant to the order of any court or administrative agency pursuant to legal process or in connection with any pending legal or administrative proceedings or as otherwise required by Applicable Law or compulsory legal process (in which case, such Person shall, to the extent permitted by Applicable Law and reasonably practicable, inform the Company promptly thereof except with respect to any audit or examination conducted by bank accountants or any Governmental Authority exercising routine examination, oversight or regulatory review); (e) to the Administrative Agent’s, such Issuing Bank’s or such Lender’s independent auditors and other professional advisors and other experts or agents or representatives solely in connection with the transactions contemplated hereby who are informed of the confidential nature of such information and are or have been advised of their obligation to keep information of this type confidential in accordance with the terms of this Section (and each of the Administrative Agent, each Issuing Bank and each Lender shall be responsible for its respective Affiliates’ compliance with this Section); (f) if an Event of Default exists, to any other Person, in connection with the exercise by the Administrative Agent, the Issuing Banks or the Lenders (or Specified Derivatives Provider or Specified Cash Management Bank) of rights hereunder or under any of the other Loan Documents (or under any Specified Derivatives Contract or Specified Cash Management Agreement) or any action or proceeding relating to any Loan Documents (or any Specified Derivatives Contract or Specified Cash Management Agreement) or the enforcement of rights hereunder or thereunder; (g) to the extent such information (x) becomes publicly available other than as a result of improper disclosure or a breach of this Section by such Person or any of its Affiliates or (y) becomes available to the Administrative Agent, any Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrowers, the Parent or any of their Affiliates that is not to such Person’s knowledge subject to confidentiality obligations to the Borrowers, the Parent or any of their Affiliates; (h) to the extent requested by, or required to be disclosed to, any nationally recognized rating agency or regulatory or similar authority (including any self-regulatory authority, such as the National Association of Insurance Commissioners) having or purporting to have jurisdiction over it or any of its Affiliates, their business or operations (in which case, such Person shall, to the extent permitted by Applicable Law and reasonably practicable, inform the Company promptly thereof prior to disclosure except with respect to any audit or examination conducted by any governmental bank regulatory authority exercising examination or regulatory authority); (i) to bank trade publications, such information to consist of deal terms and other information customarily found in such publications; (j) to any other party hereto; (k) to the extent that such information is independently developed by such Person; (l) for purposes of establishing a “due diligence” defense; (m) to enforce their respective rights hereunder or under any other Loan Document or under the Fee Letters; (n) on a confidential basis (1) upon the Borrower’s request, to any rating agency in connection with rating the Borrower or its Subsidiaries or the credit facilities provided for herein or (2) to the CUSIP Service Bureau or any similar agency in connection with the issuance and

- 163 - monitoring of CUSIP numbers with respect to the Loan Documents; and (o) with the consent of the Company. Notwithstanding the foregoing, the Administrative Agent, each Issuing Bank and each Lender may disclose any such confidential information, without notice to any Borrower or any other Loan Party, to Governmental Authorities in connection with any regulatory examination of the Administrative Agent, such Issuing Bank or such Lender or in accordance with the regulatory compliance policy of the Administrative Agent, such Issuing Bank or such Lender. As used in this Section, the term “Information” means all information received from any Borrower, any other Loan Party, any other Subsidiary or Affiliate relating to any Loan Party or any of their respective businesses pursuant to the requirements of the Administrative Agent or otherwise in connection with the Loan Documents, other than any such information that is available to the Administrative Agent, any Lender or any Issuing Bank on a nonconfidential basis prior to disclosure by any Borrower, any other Loan Party, any other Subsidiary or any Affiliate. For the avoidance of doubt, nothing herein prohibits any individual from communicating or disclosing information regarding suspected violations of laws, rules or regulations to a governmental, regulatory or self-regulatory authority without any notification to any Person. Section 12.9. Indemnification. (a) Each of the Borrowers shall indemnify the Administrative Agent (and any sub-agent thereof), the Sustainability Structuring Agent, each Arranger, each Issuing Bank, each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnified Party”) against, and hold each Indemnified Party harmless from, and shall pay or reimburse any such Indemnified Party for, any and all losses, claims (including without limitation, Environmental Claims), damages, liabilities and related expenses (including without limitation, the fees, charges and disbursements of any counsel for any Indemnified Party (which shall be limited to the reasonable and documented out-of- pocket fees, disbursements and other charges of one counsel to the Indemnified Parties and, if reasonably necessary, a single local counsel for the Indemnified Parties in each relevant jurisdiction and with respect to each relevant specialty, and in the case of an actual or perceived conflict of interest, one additional counsel in each relevant jurisdiction to the affected Indemnified Parties similarly situated)), incurred by any Indemnified Party or asserted against any Indemnified Party by any Person (including the Company, any other Loan Party or any other Subsidiary) other than such Indemnified Party and its Related Parties, arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto or thereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any Loan or Letter of Credit or the use or proposed use of the proceeds therefrom (including any refusal by the applicable Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit), (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by the Company, any other Loan Party or any other Subsidiary, or any Environmental Claim related in any way to the Company, any other Loan Party or any other Subsidiary, (iv) any actual or prospective claim, litigation, investigation or proceeding (an “Indemnity Proceeding”) relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company, any other Loan Party or any other Subsidiary, and regardless of whether any Indemnified Party is a party thereto, or (v) any claim (including without limitation, any Environmental Claims), investigation, litigation or other proceeding (whether or not the Administrative Agent, the Sustainability Structuring Agent, any Arranger, any Issuing Bank or any Lender is a party thereto) and the prosecution and defense thereof, arising out of or in any way connected with the Loans, this Agreement, any other Loan Document, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby, including without limitation, reasonable attorneys and consultant’s fees; provided, however, that the Borrowers shall not be obligated to indemnify any Indemnified Party for any acts or omissions of such Indemnified Party in connection with matters described in this Section 13.10. to the extent arising from

- 164 - (A) the gross negligence, bad faith or willful misconduct of such Indemnified Party, as determined by a court of competent jurisdiction in a final, non-appealable judgment, (B) a material breach by such Indemnified Party of its obligations under the Loan Documents, as determined by a court of competent jurisdiction in a final, non-appealable judgment, (C) any dispute solely among Indemnified Parties (except in connection with claims or disputes (1) against the Administrative Agent, the Sustainability Structuring Agent and/or the Arrangers in their respective capacities relating to whether the conditions to any Credit Event have been satisfied, (2) against the Administrative Agent, the Sustainability Structuring Agent and/or the Arrangers in their respective capacities with respect to a Defaulting Lender or the determination of whether a Lender is a Defaulting Lender, (3) against the Administrative Agent, the Sustainability Structuring Agent and/or the Arrangers in their respective capacities as such and (4) directly resulting from any act or omission on the part of the Parent, any Borrower, any other Loan Parties or any other Subsidiary), and (D) tax and yield maintenance matters otherwise addressed in Section 3.10. and Section 4.1. (b) If and to the extent that the obligations of the Borrower under this Section are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under Applicable Law. (c) The Borrower’s obligations under this Section shall survive any termination of this Agreement and the other Loan Documents and the payment in full in cash of the Obligations, and are in addition to, and not in substitution of, any of the other obligations set forth in this Agreement or any other Loan Document to which it is a party. (d) An Indemnified Party may conduct its own investigation and defense of, and may formulate its own strategy with respect to, any Indemnity Proceeding covered by this Section and, as provided above, all costs and expenses incurred by such Indemnified Party shall be reimbursed by the Borrowers. No action taken by legal counsel chosen by an Indemnified Party in investigating or defending against any such Indemnity Proceeding shall vitiate or in any way impair the obligations and duties of the Borrowers hereunder to indemnify and hold harmless each such Indemnified Party; provided, however, that (i) if the Borrowers are required to indemnify an Indemnified Party pursuant hereto and (ii) the Borrowers have provided evidence reasonably satisfactory to such Indemnified Party that the Borrowers have the financial wherewithal to reimburse such Indemnified Party for any amount paid by such Indemnified Party with respect to such Indemnity Proceeding, such Indemnified Party shall not settle or compromise any such Indemnity Proceeding without the prior written consent of the Company (which consent shall not be unreasonably withheld or delayed). References in this Section 12.9. to “Lender” or “Lenders” shall be deemed to include such Persons (and their Affiliates) in their capacity as Specified Derivatives Providers and Specified Cash Management Banks, as applicable. Section 12.10. Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Derivatives Contracts or any other agreement or instrument that is a QFC (such support, “QFC Credit Support” and, each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Company under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

- 165 - (a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. (b) As used in this Section 12.10., the following terms have the following meanings: “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). Section 12.11. Termination; Survival. This Agreement shall terminate at such time as (a) all of the Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been canceled (other than Extended Letters of Credit in respect of which the Borrower has satisfied the requirements to provide Cash Collateral as required in Section 2.4.(b)), (c) none of the Lenders is obligated any longer under this Agreement to make any Loans and the Issuing Banks are no longer obligated under this Agreement to issue Letters of Credit and (d) all Obligations (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full. The indemnities to which the Administrative Agent, the Issuing Banks and the Lenders are entitled under the provisions of Sections 3.10., 4.1., 4.4., 11.6., 12.2. and 12.9. and any other provision of this Agreement and the other Loan Documents, and the provisions of Section 12.4., shall continue in full

- 166 - force and effect and shall protect the Administrative Agent, the Issuing Banks and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Loan Documents, against events arising after such termination as well as before and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement. Upon the Company’s request, the Administrative Agent agrees to deliver to the Company, at the Company’s sole cost and expense, written confirmation of the foregoing termination. Section 12.12. Severability of Provisions. If any provision of this Agreement or the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid or unenforceable, that provision shall be deemed severed from the Loan Documents, and the validity, legality and enforceability of the remaining provisions shall remain in full force as though the invalid, illegal, or unenforceable provision had never been part of the Loan Documents. Section 12.13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE. Section 12.14. Counterparts. To facilitate execution, this Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts as may be convenient or required (which may be effectively delivered by facsimile, in portable document format (“PDF”) or other similar electronic means). It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Agreement, any other Loan Document or any document, amendment, approval, consent, waiver, modification, information, notice, certificate, report, statement, disclosure, Communication or authorization to be signed or delivered in connection with this Agreement or any other Loan Document or the transactions contemplated hereby shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. The Administrative Agent and each of the Loan Parties may, at its option, create one or more copies of any Communication in the form of an imaged Electronic Record, which shall be deemed created in the ordinary course of such Person’s business, and destroy the original paper document. All Communications in the form of an Electronic Record, including one or more copies of any Communication in the form of an imaged Electronic Record, shall be considered

- 167 - an original for all purposes, and shall have the same legal effect, validity and enforceability as a paper record. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (A) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Loan Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (B) waives (1) any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto and (2) any claim against the Administrative Agent, any Lender or any of their Related Parties for liabilities arising solely from the Administrative Agent’s, any Lender’s or any of their Related Parties’ reliance on or use of Electronic Signatures, including any such liabilities arising as a result of the failure of the Loan Parties to use any available security measures in connection with the execution, delivery or transmission of any such Electronic Signature. Each party hereto acknowledges, represents and warrants to the other parties hereto that it has the corporate or other organizational capacity to execute and deliver this Agreement and any other Communication through electronic means as provided for herein and there are no restrictions or other limitations on doing so in such party’s organizational documents. Section 12.15. No Advisory or Fiduciary Relationship. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), each of the Parent and the Company acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (i)(A) the arranging and other services regarding this Agreement provided by the Administrative Agent and the Arrangers are arm’s-length commercial transactions between the Parent, the Company, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and the Arrangers, on the other hand, (B) each of the Parent, the Company, and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (C) the Parent, the Company and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (ii)(A) the Administrative Agent, each Lender, each Issuing Bank and each Arranger is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary for the Parent, the Company, any other Loan Party, or any of their respective Affiliates, or any other Person and (B) neither the Administrative Agent, any Lender, any Issuing Bank nor any Arranger has any obligation to the Parent, the Company, any other Loan Party, or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (iii) the Administrative Agent, each Lender, each Issuing Bank and each Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Parent, the Company, the other Loan Parties, and their respective Affiliates, and neither the Administrative Agent, any Lender, any Issuing Bank nor any Arranger has any obligation to disclose any of such interests to the Parent, the Company, any other Loan Party, or any of their respective Affiliates. To the fullest extent permitted by Applicable Law, each of the Parent, the Company, and the other Loan Parties hereby waives and releases any claims that it may have against the Administrative Agent, each Lender, each Issuing Bank and each Arranger with respect to

- 168 - any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby. Section 12.16. Obligations with Respect to Loan Parties and Subsidiaries. The obligations of the Company to direct or prohibit the taking of certain actions by the other Loan Parties and Subsidiaries as specified herein shall be absolute and not subject to any defense the Company may have that the Company does not control such Loan Parties or Subsidiaries. Section 12.17. Independence of Covenants. All covenants hereunder shall be given in any jurisdiction independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. Section 12.18. Limitation of Liability. None of the Administrative Agent, the Sustainability Structuring Agent, any Issuing Bank, any Lender, or any of their respective Related Parties shall have any liability with respect to, and the Borrower hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, consequential or punitive damages suffered or incurred by the Borrower in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or the Fee Letters or any of the transactions contemplated by this Agreement or any of the other Loan Documents. Each Borrower hereby waives, releases, and agrees not to sue the Administrative Agent, any Issuing Bank or any Lender or any of the Administrative Agent’s, any Issuing Bank’s or any Lender’s Affiliates, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents, the Fee Letters, or any of the transactions contemplated by this Agreement or financed hereby. Section 12.19. Entire Agreement. This Agreement, the other Loan Documents and the Fee Letters embody the final, entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof and thereof and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the parties hereto. To the extent any term of this Agreement is inconsistent with a term of any other Loan Document to which the parties of this Agreement are party, the term of this Agreement shall control to the extent of such inconsistency. There are no oral agreements among the parties hereto. Section 12.20. Construction. The Administrative Agent, the Sustainability Structuring Agent, each Issuing Bank, each Borrower and each Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the Administrative Agent, the Sustainability Structuring Agent, each Issuing Bank, the Borrower and each Lender.

- 169 - Section 12.21. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 12.22. Headings. The paragraph and section headings in this Agreement are provided for convenience of reference only and shall not affect its construction or interpretation. ARTICLE XIII. Cross-Guarantee In order to induce the Lenders to extend credit to the other Borrowers hereunder, but subject to the last sentence of this Article XIII, each Borrower hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the payment when and as due of the Obligations of such other Borrowers. Each Borrower further agrees that the due and punctual payment of such Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any such Obligation. Each Borrower irrevocably and unconditionally jointly and severally agrees that if any obligation guaranteed by it is or becomes unenforceable, invalid or illegal, it will, as an independent and primary obligation, indemnify the Administrative Agent, the Issuing Banks and the Lenders immediately on demand against any cost, loss or liability they incur as a result of any Borrower not paying any amount which would, but for such unenforceability, invalidity or illegality, have been payable by it under this Article XIII on the date when it would have been due (but so that the amount payable by a Borrower under this indemnity will not exceed the amount it would have had to pay under this Article XIII if the amount claimed had been recoverable on the basis of a guarantee). Each Borrower waives presentment to, demand of payment from and protest to any Borrower of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of each Borrower hereunder shall not be affected by (a) the failure of the

- 170 - Administrative Agent, any Issuing Bank or any Lender to assert any claim or demand or to enforce any right or remedy against any Borrower under the provisions of this Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, or any other Loan Document or agreement; (d) any default, failure or delay, willful or otherwise, in the performance of any of the Obligations; (e) the failure of the Administrative Agent to take any steps to perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for the Obligations, if any; (f) any change in the corporate, partnership or other existence, structure or ownership of any Borrower or any other guarantor of any of the Obligations; (g) the enforceability or validity of the Obligations or any part thereof or the genuineness, enforceability or validity of any agreement relating thereto or with respect to any collateral securing the Obligations or any part thereof, or any other invalidity or unenforceability relating to or against any Loan Party or any other guarantor of any of the Obligations, for any reason related to this Agreement, any Specified Derivatives Contract, any Specified Cash Management Agreement, any other Loan Document, or any provision of applicable law, decree, order or regulation of any jurisdiction purporting to prohibit the payment by such Borrower or any other guarantor of the Obligations, of any of the Obligations or otherwise affecting any term of any of the Obligations; or (h) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of such Borrower or otherwise operate as a discharge of a guarantor as a matter of law or equity or which would impair or eliminate any right of such Borrower to subrogation. Each Borrower further agrees that its agreement hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent, any Issuing Bank or any Lender to any balance of any deposit account or credit on the books of the Administrative Agent, any Issuing Bank or any Lender in favor of any Borrower or any other Person. The obligations of each Borrower hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of any of the Obligations, any impossibility in the performance of any of the Obligations or otherwise. Each Borrower further agrees that its obligations hereunder shall constitute a continuing and irrevocable guarantee of all Obligations of such other Borrowers now or hereafter existing and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation (including a payment effected through exercise of a right of setoff) is rescinded or is or must otherwise be restored or returned by the Administrative Agent, any Issuing Bank or any Lender upon the bankruptcy or reorganization of any Borrower or otherwise. In furtherance of the foregoing and not in limitation of any other right which the Administrative Agent, any Issuing Bank or any Lender may have at law or in equity against any Borrower by virtue hereof, upon the failure of any other Borrower to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Borrower hereby promises to and will, upon receipt of written demand by the Administrative Agent, any Issuing Bank or any Lender, forthwith pay, or cause to be paid, to the Administrative Agent, any Issuing Bank or any Lender in cash an amount equal to the unpaid principal amount of such Obligations then due, together with accrued and unpaid interest thereon. Upon payment by any Borrower of any sums as provided above, all rights of such Borrower against any Borrower arising as a result thereof by way of right of subrogation or otherwise shall in all respects be

- 171 - subordinated and junior in right of payment to the prior payment in full in cash of all the Obligations owed by such Borrower to the Administrative Agent, the Issuing Banks and the Lenders. Nothing shall discharge or satisfy the liability of any Borrower hereunder except the full performance and payment of the Obligations. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Article XIII or the Guaranty (if any), as applicable, in respect of Specified Derivatives Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this paragraph for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this paragraph or otherwise under this Article XIII or the Guaranty (if any), as applicable, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Article XIII or the Guaranty (if any), as applicable, shall remain in full force and effect until a discharge of such Qualified ECP Guarantor’s Obligations in accordance with the terms hereof and the other Loan Documents. Each Qualified ECP Guarantor intends that this paragraph constitute, and this paragraph shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. [Signatures on Following Pages]

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their authorized officers all as of the day and year first above written. COMPANY: PARK INTERMEDIATE HOLDINGS LLC By: /s/ Thomas J. Baltimore, Jr. Name: Thomas J. Baltimore, Jr. Title: President and Chief Executive Officer PARENT: PARK HOTELS & RESORTS INC. By: /s/ Thomas J. Baltimore, Jr. Name: Thomas J. Baltimore, Jr. Title: President and Chief Executive Officer

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, as an Issuing Bank and as a Lender By: /s/ Joshua G. Sweet Name: Joshua G. Sweet Title: Vice President

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC BANK OF AMERICA, N.A., as an Issuing Bank and as a Lender By: /s/ Suzanne E. Pickett Name: Suzanne E. Picket Title: Senior Vice President

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC JPMORGAN CHASE BANK, N.A., as an Issuing Bank and as a Lender By: /s/ Antonios Vavdinos Name: Antonios Vavdinos Title: Authorized Signer

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC M&T BANK, as a Lender By: /s/ Cameron Daboll Name: Cameron Daboll Title: SVP / Director

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Shari L. Reams-Henofer Name: Shari L. Reams-Henofer Title: Senior Vice President

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC TRUIST BANK, as a Lender By: /s/ C. Vincent Hughes, Jr. Name: C. Vincent Hughes, Jr. Title: Director

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC THE HUNTINGTON NATIONAL BANK, as a Lender By: /s/ Joshua Arundel Name: Joshua Arundel Title: Senior Vice President

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC MORGAN STANLEY BANK, N.A., as a Lender By: /s/ Michael King Name: Michael King Title: Authorized Signatory

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC MORGAN STANLEY SENIOR FUNDING, INC., as a Lender By: /s/ Michael King Name: Michale King Title: Vice President

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC GOLDMAN SACHS BANK USA, as a Lender By: /s/ Jonathan Dworkin Name: Jonathan Dworkin Title: Authorized Signatory

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender By: /s/ Amadou M. Diop Name: Amadou M. Diop Title: Director By: /s/ Jason Chrein Name: Jason Chrein Title: Managing Director

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC RAYMOND JAMES BANK, as a Lender By: /s/ Alexander Sierra Name: Alexander Sierra Title: Senior Vice President

Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC SUMITOMO MITSUI BANKING CORPORATION, as a Lender By: /s/ Mary Harold Name: Mary Harold Title: Managing Director

THE BANK OF NOVA SCOTIA, as a Lender By: /s/ David Dewar Name: David Dewar Title: Director Signature Page to Second Amended and Restated Credit Agreement Park Intermediate Holdings LLC